                                                                   EXHIBIT 10.52

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                            NEXSTAR FINANCE, L.L.C.,

                       NEXSTAR BROADCASTING GROUP, L.L.C.
                         AND CERTAIN OF ITS SUBSIDIARIES
                        FROM TIME TO TIME PARTIES HERETO,

                       THE SEVERAL FINANCIAL INSTITUTIONS
                        FROM TIME TO TIME PARTIES HERETO,

                             BANK OF AMERICA, N.A.,
                            AS ADMINISTRATIVE AGENT,

                       BEAR STEARNS CORPORATE LENDING INC.
                              AS SYNDICATION AGENT

                                       AND

                              ROYAL BANK OF CANADA,
                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       AND

                             MERRILL LYNCH CAPITAL,
          A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                           AS CO-DOCUMENTATION AGENTS
                           --------------------------

                         BANK OF AMERICA SECURITIES LLC,

                                       AND

                            BEAR, STEARNS & CO. INC.

                             AS JOINT LEAD ARRANGERS
                             AND JOINT BOOK MANAGERS

                          -----------------------------

                          DATED AS OF FEBRUARY 13, 2003

                          -----------------------------

                                TABLE OF CONTENTS

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ARTICLE I.  DEFINITIONS..........................................................................   2

   1.01    DEFINED TERMS.........................................................................   2
   1.02    OTHER DEFINITIONAL PROVISIONS.........................................................  43
   1.03    ACCOUNTING PRINCIPLES.................................................................  45
   1.04    CLASSES AND TYPES OF LOANS AND BORROWINGS.............................................  45

ARTICLE II. THE CREDIT FACILITIES...............................................................   46
   2.01    AMOUNTS AND TERMS OF COMMITMENTS......................................................  46
   2.02    LOAN ACCOUNTS; NOTES..................................................................  49
   2.03    PROCEDURE FOR BORROWING...............................................................  49
   2.04    CONVERSION AND CONTINUATION ELECTIONS FOR ALL BORROWINGS..............................  51
   2.05    REDUCTION AND TERMINATION OF COMMITMENTS..............................................  52
   2.07    MANDATORY PREPAYMENTS.................................................................  53
   2.08    MATURITY AND AMORTIZATION OF LOANS....................................................  57
   2.09    FEES..................................................................................  58
   2.10    COMPUTATION OF FEES AND INTEREST......................................................  59
   2.11    INTEREST..............................................................................  59
   2.12    PAYMENTS BY THE BORROWER..............................................................  60
   2.13    PAYMENTS BY THE BANKS TO THE ADMINISTRATIVE AGENT.....................................  61
   2.14    SHARING OF PAYMENTS, ETC..............................................................  62
   2.15    SECURITY DOCUMENTS AND GUARANTY AGREEMENTS............................................  62
   2.16    PROCEDURE FOR INCREMENTAL LOAN REQUESTS...............................................  63

ARTICLE III.  LETTERS OF CREDIT..................................................................  64
   3.01    LETTER OF CREDIT SUBFACILITY..........................................................  64
   3.02    PROCEDURES FOR ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT...................  65
   3.03    PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS...........................................  67
   3.04    REPAYMENT OF PARTICIPATIONS...........................................................  68
   3.05    ROLE OF THE ISSUING BANK..............................................................  69
   3.06    OBLIGATIONS ABSOLUTE..................................................................  70
   3.07    CASH COLLATERAL PLEDGE................................................................  71
   3.08    LETTER OF CREDIT FEES.................................................................  71
   3.09    APPLICABILITY OF ISP98 AND UCP........................................................  71
   3.10    CONFLICT WITH LETTER OF CREDIT APPLICATION............................................  72

ARTICLE IV.  TAXES, YIELD PROTECTION AND ILLEGALITY..............................................  72
   4.01    TAXES.................................................................................  72
   4.02    ILLEGALITY............................................................................  76
   4.03    INCREASED COSTS AND REDUCTION OF RETURN...............................................  76
   4.04    FUNDING LOSSES........................................................................  77
   4.05    INABILITY TO DETERMINE RATES..........................................................  78

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   4.06    RESERVES ON EURODOLLAR LOANS..........................................................  78
   4.07    CERTIFICATES OF BANKS.................................................................  78
   4.08    CHANGE OF LENDING OFFICE, REPLACEMENT BANK............................................  78
   4.09    SURVIVAL..............................................................................  79

ARTICLE V.  CONDITIONS PRECEDENT.................................................................  79
   5.01    CONDITIONS TO THE EFFECTIVE DATE......................................................  79
   5.02    ADDITIONAL CONDITIONS TO THE EFFECTIVE DATE...........................................  82
   5.03    CONDITIONS TO ALL BORROWINGS AND THE ISSUANCE OF ANY LETTERS OF CREDIT................  83

ARTICLE VI.  REPRESENTATIONS AND WARRANTIES......................................................  84
   6.01    EXISTENCE; COMPLIANCE WITH LAW........................................................  84
   6.02    CORPORATE, LIMITED LIABILITY COMPANY OR PARTNERSHIP AUTHORIZATION; NO CONTRAVENTION...  85
   6.03    GOVERNMENTAL AUTHORIZATION............................................................  85
   6.04    BINDING EFFECT........................................................................  85
   6.05    LITIGATION............................................................................  85
   6.06    NO DEFAULT............................................................................  86
   6.07    ERISA COMPLIANCE......................................................................  86
   6.08    USE OF PROCEEDS; MARGIN REGULATIONS...................................................  86
   6.09    OWNERSHIP OF PROPERTY; INTELLECTUAL PROPERTY..........................................  87
   6.10    TAXES.................................................................................  87
   6.11    FINANCIAL STATEMENTS..................................................................  88
   6.12    SECURITIES LAW, ETC.; COMPLIANCE......................................................  88
   6.13    GOVERNMENTAL REGULATION...............................................................  88
   6.14    ACCURACY OF INFORMATION...............................................................  88
   6.15    HAZARDOUS MATERIALS...................................................................  88
   6.16    FCC LICENSES..........................................................................  89
   6.17    SUBSIDIARIES; CAPITAL STOCK OF NEXSTAR FINANCE HOLDINGS...............................  90
   6.18    SOLVENCY..............................................................................  90
   6.19    LABOR CONTROVERSIES...................................................................  90
   6.20    SECURITY DOCUMENTS....................................................................  90
   6.21    NETWORK AFFILIATION AGREEMENTS........................................................  91
   6.22    CONDITION OF STATIONS.................................................................  91
   6.23    SPECIAL PURPOSE ENTITIES..............................................................  91

ARTICLE VII.  AFFIRMATIVE COVENANTS..............................................................  91
   7.01    FINANCIAL STATEMENTS..................................................................  91
   7.02    CERTIFICATES; OTHER INFORMATION.......................................................  92
   7.03    NOTICES...............................................................................  93
   7.04    FCC INFORMATION.......................................................................  93
   7.05    FCC LICENSES AND REGULATORY COMPLIANCE................................................  94
   7.06    LICENSE LAPSE.........................................................................  94
   7.07    MAINTENANCE OF CORPORATE, LIMITED LIABILITY COMPANY OR PARTNERSHIP EXISTENCE, ETC.....  94
   7.08    FOREIGN QUALIFICATION, ETC............................................................  94
   7.09    PAYMENT OF TAXES, ETC.................................................................  95

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   7.10    MAINTENANCE OF PROPERTY; INSURANCE....................................................  95
   7.11    COMPLIANCE WITH LAWS, ETC.............................................................  95
   7.12    BOOKS AND RECORDS.....................................................................  95
   7.13    USE OF PROCEEDS.......................................................................  95
   7.14    END OF FISCAL YEARS; FISCAL QUARTERS..................................................  96
   7.15    INTEREST RATE PROTECTION..............................................................  96
   7.16    ADDITIONAL SECURITY; FURTHER ASSURANCES...............................................  96

ARTICLE VIII.  NEGATIVE COVENANTS................................................................  97
   8.01    CHANGES IN BUSINESS...................................................................  97
   8.02    LIMITATION ON LIENS...................................................................  97
   8.03    DISPOSITION OF ASSETS.................................................................  99
   8.04    CONSOLIDATIONS, MERGERS, ACQUISITIONS, ETC............................................ 100
   8.05    LIMITATION ON INDEBTEDNESS............................................................ 103
   8.06    TRANSACTIONS WITH AFFILIATES.......................................................... 106
   8.07    USE OF CREDITS; COMPLIANCE WITH MARGIN REGULATIONS.................................... 106
   8.08    ENVIRONMENTAL LIABILITIES............................................................. 107
   8.09    FINANCIAL COVENANTS................................................................... 107
   8.10    RESTRICTED PAYMENTS................................................................... 109
   8.11    ADVANCES, INVESTMENTS AND LOANS....................................................... 112
   8.13    SALES OR ISSUANCES OF CAPITAL STOCK................................................... 114
   8.14    NO WAIVERS, AMENDMENTS, OR RESTRICTIVE AGREEMENTS..................................... 115

ARTICLE IX.  EVENTS OF DEFAULT................................................................... 115
   9.01    EVENT OF DEFAULT...................................................................... 115
   9.02    REMEDIES.............................................................................. 118
   9.03    RIGHTS NOT EXCLUSIVE.................................................................. 119
   9.04    APPLICATION OF FUNDS.................................................................. 119

ARTICLE X. THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE SYNDICATION AGENT,
            THE LEAD ARRANGERS AND JOINT BOOK MANAGERS .......................................... 120
   10.01   APPOINTMENT AND AUTHORIZATION......................................................... 120
   10.02   DELEGATION OF DUTIES.................................................................. 121
   10.03   LIABILITY OF AGENTS................................................................... 121
   10.04   RELIANCE BY THE AGENTS................................................................ 122
   10.05   NOTICE OF DEFAULT..................................................................... 122
   10.06   CREDIT DECISION; DISCLOSURE OF INFORMATION BY THE AGENTS.............................. 122
   10.07   INDEMNIFICATION OF ADMINISTRATIVE AGENT............................................... 123
   10.08   ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY........................................... 124
   10.09   SUCCESSOR ADMINISTRATIVE AGENT........................................................ 124
   10.10   ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM......................................... 125
   10.11   COLLATERAL AND GUARANTY MATTERS....................................................... 125
   10.12   OTHER AGENTS; ARRANGERS AND MANAGERS.................................................. 126

ARTICLE XI.  MISCELLANEOUS....................................................................... 126
   11.01   AMENDMENT AND WAIVERS................................................................. 126

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   11.02   NOTICES............................................................................... 128
   11.03   NO WAIVER; CUMULATIVE REMEDIES........................................................ 129
   11.04   COSTS AND EXPENSES.................................................................... 129
   11.05   INDEMNITY............................................................................. 130
   11.06   SUCCESSORS AND ASSIGNS................................................................ 131
   11.07   ASSIGNMENTS, PARTICIPATIONS, ETC...................................................... 131
   11.08   CONFIDENTIALITY....................................................................... 134
   11.09   SET-OFF............................................................................... 135
   11.10   NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC....................................... 135
   11.11   COUNTERPARTS.......................................................................... 136
   11.12   SEVERABILITY.......................................................................... 136
   11.13   NO THIRD PARTIES BENEFITED............................................................ 136
   11.14   GOVERNING LAW AND JURISDICTION; WAIVER OF TRIAL BY JURY............................... 136
   11.15   EFFECTIVENESS......................................................................... 137
   11.16   SURVIVAL OF REPRESENTATIONS AND WARRANTIES............................................ 138

SCHEDULE 1.01(A)       LENDING OFFICES/NOTICE ADDRESSES
SCHEDULE 1.01(B)       PRO FORMA ADJUSTMENTS TO CONSOLIDATED OPERATING CASH FLOW
SCHEDULE 1.01(C)       DESCRIPTION OF PERMITTED REVOLVER REALLOCATION
SCHEDULE 2.01          COMMITMENTS
SCHEDULE 6.09          MORTGAGED PROPERTIES
SCHEDULE 6.16          FCC LICENSES
SCHEDULE 6.17          SUBSIDIARIES
SCHEDULE 6.21          NETWORK AFFILIATION AGREEMENTS
SCHEDULE 8.05(a)       EXISTING INDEBTEDNESS
SCHEDULE 8.11(e)       INVESTMENTS

EXHIBIT A           Form of Assignment and Assumption
EXHIBIT B           Form of Borrower Subordinated Convertible Promissory Note
EXHIBIT C           Form of Closing Certificate
EXHIBIT D           Form of Compliance Certificate
EXHIBIT E-1         Form of Confirmation Agreement for the Security Agreement
EXHIBIT E-2         Form of Confirmation Agreement for the Pledge and Security Agreement
EXHIBIT E-3         Form of Confirmation Agreement for the Guaranty Agreements
EXHIBIT F-1         Form of Global Assignment and Assumption (Nexstar)
EXHIBIT F-2         Form of Global Assignment and Assumption (Mission)
EXHIBIT G           Form of Information Certificate
EXHIBIT H           Form of Notice of Borrowing
EXHIBIT I           Form of Notice of Conversion/Continuation
EXHIBIT J-1         Form of Parent Subordinated Convertible Promissory Note (prior to effective date of Mergers)
EXHIBIT J-2         Form of Parent Subordinated Convertible Promissory Note (upon effective date of Mergers)
EXHIBIT K-1         Form of Ratification and Assumption Agreement (Post-Mergers Ultimate Parent)
EXHIBIT K-2         Form of Ratification and Assumption Agreement (Nexstar Finance Holdings, Inc.)
EXHIBIT K-3         Form of Ratification and Assumption Agreement (Nexstar Finance, Inc.)
EXHIBIT L           Form of Revolving Loan Note
EXHIBIT M           Form of Solvency Certificate
EXHIBIT N           Form of Term B Loan Note

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 13, 2003, is among NEXSTAR FINANCE, L.L.C., a limited liability company organized under the laws of the State of Delaware, NEXSTAR BROADCASTING GROUP, L.L.C., a limited liability company organized under the laws of the State of Delaware, certain of its Subsidiaries from time to time parties to this Agreement, the several banks and other financial institutions or entities from time to time parties hereto (the "Banks"), BANK OF AMERICA, N.A., as the Administrative Agent for the Banks, BEAR STEARNS CORPORATE LENDING INC., as the Syndication Agent and ROYAL BANK OF CANADA, GENERAL ELECTRIC CAPITAL CORPORATION and MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as the Co-Documentation Agents.

                                    RECITALS

        A. The Borrower, the Ultimate Parent, the Subsidiaries of the Ultimate Parent parties thereto, the Administrative Agent, and the several banks parties thereto entered into that certain Amended and Restated Credit Agreement dated as of June 14, 2001 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Limited Consent dated as of November 14, 2001, and that certain Second Amendment to Credit Agreement, Limited Consent and Limited Waiver dated as of June 4, 2002, the "Existing Nexstar Credit Agreement").

        B. Pursuant to a Global Assignment and Acceptance dated as of even date herewith, the Banks parties to the Existing Nexstar Credit Agreement have assigned certain of their rights and obligations under the Existing Nexstar Credit Agreement to the several Banks parties to such Global Assignment and Acceptance.

        C. The parties wish to amend and restate the Existing Nexstar Credit Agreement, which amendment and restatement is in extension and renewal, and not in extinguishment or novation, of the indebtedness outstanding under the Existing Nexstar Credit Agreement, as herein provided, it being acknowledged and agreed by the Borrower, the Ultimate Parent and the other Parent Guarantors that the Indebtedness under this Agreement constitutes an extension and renewal of the outstanding indebtedness under the Existing Nexstar Credit Agreement, and that all Liens and Guaranty Agreements that secure the repayment of outstanding indebtedness under the Existing Nexstar Credit Agreement shall continue to secure Indebtedness under this Agreement.

        In consideration of the mutual agreements, provisions and covenants contained herein, the parties agree that the Existing Nexstar Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

                                   ARTICLE I.

                                   DEFINITIONS

        1.01 Defined Terms. All capitalized terms used and not otherwise defined in this Agreement, including in the Preamble hereto, shall have the meanings specified below:

        "ABRY Fund" means ABRY L.P. II, ABRY L.P. III, ABRY L.P. IV, or any investment entity controlled by, controlling, or under common control with ABRY L.P. II, ABRY L.P. III and/or ABRY L.P. IV.

        "ABRY L.P. II" means ABRY Broadcast Partners II, L.P., a limited partnership organized under the laws of the State of Delaware.

        "ABRY L.P. III" means ABRY Broadcast Partners III, L.P., a limited partnership organized under the laws of the State of Delaware.

        "ABRY L.P. IV" means ABRY Partners IV, L.P., a limited partnership organized under the laws of the State of Delaware.

        "Acquired Properties" means television station KACB licensed to San Angelo, Texas and television station KRBC licensed to Abilene, Texas (collectively, the "LIN Stations") and television station KARK licensed to Little Rock, Arkansas and television station WDHN licensed to Dothan, Alabama (station KARK and station WDHN are collectively referred to herein as the "Morris Stations").

        "Acquisition" means, with respect to any Person, the occurrence of any of the following specified events: (i) any transaction or series of transactions for the purpose of, or resulting in, directly or indirectly, any of the following (including without limitation, any such transaction or transactions in connection with a like-kind exchange or otherwise): (a) the acquisition by such Person of all or substantially all of the assets of another Person, or of any business or division of another Person, or any television broadcasting station,
(b) the acquisition by such Person of more than 50% of any class of Capital Stock (or similar ownership interests) of any other Person, (c) a merger, consolidation, amalgamation, or other combination by such Person with another Person or (ii) the entering into of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement, or other similar agreement by such Person. The terms "Acquired" and "Acquisition of " shall have correlative meanings.

        "Acquisition Cash Flow Percentage" means on any date of determination, with respect to any Pending Acquisition, that percentage the numerator of which is the sum of (a) the aggregate amount of purchase consideration paid through the date of determination in connection with such Pending Acquisition plus (b) the Acquisition Set-Aside Amount for such Pending Acquisition (if any), and the denominator of which is the aggregate amount of all related purchase or option consideration paid, owed or to be owed by any Nexstar Entity or any Mission Entity (other than adjustments to be determined on or after the date of closing of such Pending Acquisition), including, without limitation, amounts to be owed upon the exercise (if any) of any related purchase option (or similar purchase contingencies or purchase options) in connection with such Pending Acquisition.

        "Acquisition Set-Aside Amount" means, with respect to any Pending Acquisition on any date of determination, and subject to the remainder of this definition, that certain amount of cash of the Borrower deposited by the Borrower in an interest bearing deposit account at Bank of America, under the control of the Administrative Agent, such deposit account to be subject to a first and prior Lien in favor of the Administrative Agent on behalf of the Banks securing the Obligations. The Borrower agrees that, in order for any Acquisition Set-Aside Amount to be taken into account in any calculation made under this Agreement as provided for herein, (i) no more than one Acquisition Set-Aside Amount (whether concurrent or consecutive, provided that the Borrower may increase any existing Acquisition Set-Aside Amount until such time as the Borrower removes any funds from any such Acquisition Set-Aside Amount) shall be permitted to be established with respect to any one Pending Acquisition, and
(ii) all of the funds in each such Acquisition Set-Aside Amount shall remain on deposit and under the control of the Administrative Agent until the earlier of
(a) consummation of the purchase by one or more Nexstar Entities or Mission Entities of 100% of the Capital Stock of the Person, or 100% of the ownership of the assets (as applicable), to be acquired in the related Pending Acquisition,
(b) delivery of evidence satisfactory to the Administrative Agent that the related Pending Acquisition has been terminated or abandoned, or (c) receipt by the Administrative Agent of a Compliance Certificate delivered pursuant to the terms of Section 7.02(a), which such Compliance Certificate demonstrates that the financial covenants certified thereby were computed as if the Acquisition Set-Aside Amount related to such Pending Acquisition were the remaining Acquisition Set-Aside Amount (if any) after giving effect to the proposed removal of funds from such account. Notwithstanding the foregoing, the Borrower shall be permitted to make no more than one withdrawal of funds pursuant to the preceding clause (c) from any particular Acquisition Set-Aside Amount. Amounts qualifying for treatment as "Acquisition Set-Aside Amounts" hereunder may not be included by any Nexstar Entity or any Mission Entity in any calculation of "cash on hand" or similar calculation.

        "Additional Security Documents" has the meaning specified in Section 7.16(a).

        "Adjusted Working Capital" means for any Person, (i) the current assets of such Person (excluding cash and Cash Equivalents) minus (ii) the current liabilities of such Person (excluding the current portion of any long-term Indebtedness (including Capital Lease Obligations), and excluding deferred income tax liabilities, of such Person), each as determined on a consolidated basis.

        "Adjustment Date" means, with respect to any calculation of the Applicable Margin following any Fiscal Quarter of the Borrower, the earlier of
(i) the date which is 45 days after the end of such Fiscal Quarter (or, in the case of the fourth Fiscal Quarter of any Fiscal Year of the Borrower, the date which is 90 days after the end of such Fiscal Quarter) and (ii) the date which is two Business Days after the Borrower has delivered a Compliance Certificate to the Administrative Agent with respect to such Fiscal Quarter.

        "Administrative Agent" means Bank of America, N.A. in its capacity as Administrative Agent for the Banks hereunder, and any successor to such agent.

        "Administrative Agent's Payment Office" means the address for payments set forth on the signature page hereto in relation to the Administrative Agent or such other address as the Administrative Agent may from time to time specify in accordance with Section 11.02.

        "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of any class of the capital stock of, or equity interests in, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

        "Agent-Related Persons" means the Agents, together with their Affiliates (including, in the case of (i) Bank of America in its capacity as the Administrative Agent, Banc of America Securities LLC and (ii) Bear Stearns Corporate Lending Inc., in its capacity as the Syndication Agent, Bear, Stearns & Co. Inc.), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

        "Agents" means the Administrative Agent and the Syndication Agent.

        "Aggregate Available Revolving Commitment" means the sum of the Available Revolving Commitments of all Banks.

        "Aggregate Combined Revolving Commitment" means the sum of the Aggregate Revolving Commitment, plus the Aggregate Incremental Revolving Commitment.

        "Aggregate Commitment" means the sum of the Aggregate Revolving Commitment, plus the Aggregate Term B Commitment, plus the Aggregate Incremental Revolving Commitment, plus the Aggregate Incremental Term Commitment of all of the Banks.

        "Aggregate Incremental Revolving Commitment" at any time, means the sum of the amount of all Incremental Facilities consisting of Incremental Revolving Commitments at such time, in an initial amount equal to zero, as such amount may be increased pursuant to Section 2.01(c) to an aggregate amount which, when combined with the Aggregate Incremental Term Commitment, may not exceed the Maximum Incremental Amount.

        "Aggregate Incremental Term Commitment" at any time, means the sum of the amount of all Incremental Facilities consisting of Incremental Term Commitments (whether or not terminated) at such time, in an initial amount equal to zero, as such amount may be increased pursuant to Section 2.01(c) to an aggregate amount which, when combined with the Aggregate Incremental Revolving Commitment, may not exceed the Maximum Incremental Amount.

        "Aggregate Outstanding Term B Loan Balance" means the sum of the aggregate outstanding principal balances of all Term B Loans, as such amount may be adjusted from time to time pursuant to this Agreement.

        "Aggregate Revolving Commitment" means the sum of the Revolving Commitments of all of the Banks, in an initial amount of $50,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

        "Aggregate Term B Commitment" means the sum of the Term B Commitments of all of the Banks, in an initial amount of $130,000,000, as such amount may be adjusted from time to time pursuant to this Agreement.

        "Agreement" means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

        "Anticipated Reinvestment Amount" means, with respect to any Reinvestment Election, the amount specified in the Reinvestment Notice delivered by the Borrower in connection therewith as the amount of the Net Cash Proceeds from the related Disposition that the Borrower or any Subsidiary of the Borrower intends to use to purchase, construct or otherwise acquire Reinvestment Assets.

        "Applicable Margin" means

        (i) with respect to Term B Loans (other than Incremental Term Loans) and Revolving Loans (other than Incremental Revolving Loans) which are Eurodollar Loans, the margin to be added at any date to the Eurodollar Rate, which is equal to the applicable percentage rate per annum set forth below, based upon the applicable Consolidated Total Leverage as set forth below (the "Level"), in effect for the Borrower on such date;

        (ii) with respect to Term B Loans (other than Incremental Term Loans) and Revolving Loans (other than Incremental Revolving Loans) which are Base Rate Loans, the margin to be added at any date to the Base Rate, which is equal to the percentage per annum which is 1.25% less than the Applicable Margin for Eurodollar Loans then in effect for the Borrower on such date, but in no event less than zero, and

        (iii) with respect to Incremental Term Loans and Incremental Revolving Loans, the Incremental Margin to be added to the Base Rate or Eurodollar Rate, as the case may be, as agreed upon by the Borrower and the Bank or Banks providing the Incremental Term Commitment and/or Incremental Revolving Commitment relating thereto as provided in Section 2.16(a), or if not agreed upon, as provided in Section 2.16(b).

       LEVEL                   CONSOLIDATED TOTAL LEVERAGE RATIO              APPLICABLE PERCENTAGE RATE
                                                                                 FOR REVOLVING LOANS
--------------------------------------------------------------------------------------------------------
    Level I              Greater than or equal to 6.25 to 1.00                           3.25%
    Level II             Less than 6.25 to 1.00 but greater than or equal                3.00%
                         to 5.75 to 1.00

       LEVEL                   CONSOLIDATED TOTAL LEVERAGE RATIO              APPLICABLE PERCENTAGE RATE
                                                                                 FOR REVOLVING LOANS
--------------------------------------------------------------------------------------------------------
    Level III            Less that 5.75 to 1.00 but greater than or equal                2.75%
                         to 5.25 to 1.00
    Level IV             Less than 5.25 to 1.00 but greater than or equal                2.50%
                         to 4.75 to 1.00
    Level V              Less than 4.75 to 1.00 but greater than or equal                2.25%
                         to 4.25 to 1.00
    Level VI             Less than 4.25 to 1.00                                          2.00%

       LEVEL                   CONSOLIDATED TOTAL LEVERAGE RATIO              APPLICABLE PERCENTAGE RATE
                                                                                 FOR REVOLVING LOANS*
--------------------------------------------------------------------------------------------------------
    Level I              Greater than or equal to 5.50 to 1.00                           3.00%
    Level II             Less than 5.50 to 1.00                                          2.75%

On the Effective Date and continuing through and including the day before the first Adjustment Date after June 30, 2003, the Level for purposes of calculating the Applicable Margin shall be deemed to be Level I and for each period thereafter beginning on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the Level for purposes of calculating the Applicable Margin shall be the applicable Level set forth above opposite the Consolidated Total Leverage Ratio determined as at the end of the last Fiscal Quarter ended prior to the first day of such period. If by any Adjustment Date, the Borrower has failed to deliver a Compliance Certificate for the then most recently completed Fiscal Quarter, the Applicable Margin for the period commencing on such Adjustment Date and ending on the second Business Day after such Compliance Certificate is actually delivered shall be computed as if the Consolidated Total Leverage Ratio were at Level I.

        "Approved Fund" has the meaning specified in Section 11.07.

        "Assignment and Assumption" means an Assignment and Assumption, substantially in the form of Exhibit A.

----------
* As adjusted in accordance with Section 2.16(a).

        "Attorney Costs" means and includes all reasonable documented fees and disbursements of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services, and all reasonable disbursements of internal counsel.

        "Authorization" means any filing, recording and registration with, and any validation or exemption, approval, order, authorization, consent, License, certificate, franchise and permit from, any Governmental Authority, including, without limitation, FCC Licenses.

        "Available Revolving Commitment" means, at any time as to any Bank, an amount equal to the excess, if any, of (i) the amount of the Revolving Commitment of such Bank at such time, over (ii) the sum of the outstanding principal balances of all Revolving Loans of such Bank plus the sum of all participations of such Bank in Letter of Credit Obligations at such time.

        "Bank Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Bank.

        "Bank of America" means Bank of America, N.A., a national banking association.

        "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

        "Banks" has the meaning specified in the Preamble hereto and such term shall also include the Issuing Bank, the Administrative Agent in its capacity as a lender hereunder and the Syndication Agent in its capacity as a lender hereunder.

        "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

        "Base Rate Loan" means any Loan that bears an interest rate based on the Base Rate.

        "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Securities and Exchange Act of 1934, as amended.

        "Board of Directors" means, as to any Person, either (a) the board of directors of such Person (or, in the case of any Person that is a limited liability company, the managers of such Person) or (b) any duly authorized committee thereof.

        "Board Resolution" means, as to any Person, a copy of a resolution of such Person certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by requisite action of the Board of Directors of such Person and to be in full force and effect on the date of such certification.

        "Borrower" means Nexstar Finance, L.L.C., a Delaware limited liability company; provided that upon consummation of the Borrower Merger, "Borrower" shall mean Nexstar Finance, Inc., a Delaware corporation.

        "Borrower Merger" has the meaning specified in the definition of "Mergers".

        "Borrower Subordinated Convertible Promissory Note" means a promissory note of the Borrower, payable to the order of Nexstar Finance Holdings, substantially the form of Exhibit B.

        "Borrowing" has the meaning specified in Section 1.04.

        "Borrowing Date" means, in relation to any Loan, the date of the borrowing of such Loan as specified in the relevant Notice of Borrowing.

        "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas or New York City are authorized or required by law to close and, if such term is used in relation to any Eurodollar Loan or the Interest Period therefor, on such day dealings are carried on by and between banks in Dollar deposits in the applicable interbank market.

        "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, regarding capital adequacy of any bank or of any corporation controlling a bank.

        "Capital Expenditures" means, for any period and with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries with respect to such period which should be capitalized according to GAAP on a consolidated balance sheet of such Person and its Subsidiaries, including all expenditures with respect to fixed or capital assets which should be so capitalized and, without duplication, the amount of all Capital Lease Obligations incurred during such period; it being understood that "Capital Expenditures" shall not include, without duplication, non-cash payments and payments made or accrued in respect of Film Obligations or Consolidation Expenses.

        "Capital Lease" has the meaning specified in the definition of "Capital Lease Obligations".

        "Capital Lease Obligations" means, with respect to any Person, all monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease (a "Capital Lease").

        "Capital Stock" means (i) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise, and including any stock appreciation, contingent interest or similar right) and (ii) any option, warrant, security or other right (including debt securities or other evidence of Indebtedness) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or security described in clause (i) above.

        "Cash Collateralize" with respect to any Person, means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Banks, as collateral for the Letter of Credit Obligations, cash or deposit account balances of such Person pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances of the Borrower. Cash Collateral shall be invested in Cash Equivalents of a tenor satisfactory to the Administrative Agent and as instructed by the Borrower, which Cash Equivalents shall be held in the name of the Borrower and under the control of the Administrative Agent in a manner satisfactory to the Administrative Agent.

        "Cash Equivalents" means any or all of the following: (i) obligations of, or guaranteed as to interest and principal by, the United States government maturing within one year after the date on which such obligations are purchased;
(ii) open market commercial paper of any corporation (other than any Nexstar Entity or any Affiliate of any Nexstar Entity) incorporated under the laws of the United States or any State thereof or the District of Columbia rated P-1 or its equivalent by Moody's or A-1 or its equivalent or higher by S&P; (iii) time deposits or certificates of deposit maturing within one year after the issuance thereof issued by commercial banks organized under the laws of any country which is a member of the OECD and having a combined capital and surplus in excess of $250,000,000 or which is a Bank or Brown Brothers Harriman & Co.; (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii); and (v) money market funds investing only in investments described in clauses (i) through (iv).

        "Cash Redemption Funding" means the distribution by the Borrower to Nexstar Finance Holdings of cash in an amount equal to the amount of the Cash Redemption Payment, followed by a distribution by Nexstar Finance Holdings to Nexstar Finance Holdings II in the same amount, followed by the transfer (by means of one or more distributions or loans among Nexstar Finance Holdings II, one or more of the Parent Guarantors that own the Capital Stock of Nexstar Finance Holdings II and the Ultimate Parent) by Nexstar Finance Holdings II to the Ultimate Parent in the same amount, each to be effected not earlier than the date of the Initial Public Offering and prior to the Preferred Redemption.

        "Cash Redemption Payment" means cash in an amount equal to the excess of the amount of the aggregate redemption price payable upon the redemption of the Existing Parent Preferred Equity on the date of the Initial Public Offering over the aggregate unpaid principal amount of, and unpaid accrued interest on, the Holdings II Notes distributed to holders of Existing Parent Preferred Equity as part of the Preferred Redemption on such date.

        "Change of Control" means, prior to the effective time of the Mergers, any of the following:

        (i) either (x) the aggregate remaining cost basis of the ABRY Funds' combined equity interests in the Ultimate Parent shall be less than $50,000,000 or (y) the ABRY Funds, taken together, shall cease to be able to elect a majority of the Board of Directors of the Ultimate Parent;

        (ii) the ABRY Funds, taken together, shall cease to directly or indirectly own and hold at least (x) 66 2/3% on a fully diluted basis of the voting interests in the Ultimate Parent and (y) 51% on a fully diluted basis of the economic interests in the Ultimate Parent (excluding Permitted Parent Preferred Equity);

        (iii) the ABRY Funds, taken together, shall neither directly nor indirectly control management of the Ultimate Parent whether by ownership of voting securities, contract or otherwise;

        (iv) the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of each Parent Guarantor;

        (v) the Parent Guarantors which are direct Subsidiaries of the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of Nexstar Finance Holdings;

        (vi) Nexstar Finance Holdings shall cease to own 100% on a fully diluted basis of the Capital Stock of the Borrower; or

        (vii) Nexstar Finance Holdings II shall cease to own 100% of the Capital Stock of Nexstar Finance Holdings;

provided, however, upon the effective time of the Mergers, "Change of Control" shall mean any of the following:

        (viii) either (x) the aggregate remaining cost basis of the ABRY Funds' combined equity interests in the Ultimate Parent shall be less than $50,000,000 or (y) the ABRY Funds, taken together, shall cease to be able to elect a majority of the Board of Directors of the Ultimate Parent;

        (ix) the ABRY Funds, taken together, shall cease to directly or indirectly own and hold at least (x) 66 2/3% on a fully diluted basis of the voting interests in the Ultimate Parent and (y) 51% on a fully diluted basis of the economic interests in the Ultimate Parent (excluding Permitted Parent Preferred Equity);

        (x) the ABRY Funds, taken together, shall neither directly nor indirectly control management of the Ultimate Parent whether by ownership of voting securities, contract or otherwise;

        (xi) the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of Nexstar Finance Holdings; or

        (xii) Nexstar Finance Holdings shall cease to own 100% on a fully diluted basis of the Capital Stock of the Borrower;

provided, further, that upon consummation of the Initial Public Offering, "Change of Control" shall mean any of the following:

        (xiii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person, other than a Principal, becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Ultimate Parent, measured by voting power rather than number of shares;

        (xiv) a majority of the Board of Directors of the Ultimate Parent shall cease to be Continuing Directors;

        (xv) at any time during the first 18 months after the consummation of the Initial Public Offering, the Principals, taken together, shall cease to directly or indirectly own and hold at least 35% on a fully diluted basis of the Voting Stock of the Ultimate Parent, measured by voting power rather than number of shares;

        (xvi) the Ultimate Parent shall cease to own, directly or indirectly, 100% on a fully diluted basis of the Capital Stock of each Parent Guarantor; or

        (xvii) Nexstar Finance Holdings shall cease to own 100% on a fully diluted basis of the Capital Stock of the Borrower.

        "Charter Documents" means, with respect to any Person, (i) the articles or certificate of formation, incorporation or organization (or the equivalent organizational documents) of such Person, (ii) the bylaws, partnership agreement, limited liability company agreement or regulations (or the equivalent governing documents) of such Person and (iii) each document setting forth the designation, amount and relative rights, limitations and preferences of any class or series of such Person's Capital Stock or of any rights in respect of such Person's Capital Stock.

        "Class" has the meaning specified in Section 1.04.

        "Closing Certificate" means a Closing Certificate substantially in the form of Exhibit C.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        "Co-Documentation Agents" means Royal Bank of Canada, General Electric Capital Corporation and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., in their capacity as Co-Documentation Agents for the Banks hereunder, and any successors to such agents.

        "Collateral" means the Pledged Collateral, the Security Agreement Collateral and the Mortgaged Properties.

        "Collateral Agent" means the Administrative Agent acting as collateral agent pursuant to the Security Documents.

        "Commitment" means, for each Bank, the sum of its Revolving Commitment, its Term B Commitment and any Incremental Revolving Commitment and/or Incremental Term Commitment of such Bank issued after the Effective Date pursuant to Section 2.01(c) and Section 2.16.

        "Communications Act" has the meaning specified in Section 6.16.

        "Compliance Certificate" means, as to any Person, a certificate of such Person executed on its behalf by the Chief Executive Officer, President, Chief Financial Officer or Vice President of such Person, substantially in the form of Exhibit D, with such changes as acceptable to the Administrative Agent.

        "Confirmation Agreements" means (i) a Confirmation Agreement for the Security Agreement, substantially in the form of Exhibit E-1, (ii) a Confirmation Agreement for the Pledge and Security Agreement, substantially in the form of Exhibit E-2 and (ii) a Confirmation Agreement for the Guaranty Agreements, substantially in the form of Exhibit E-3.

        "Consolidated Amortization Expense" means, for any period, for any Person, the consolidated amortization expense (including amortization of Film Obligations and goodwill) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

        "Consolidated Cash Interest Expense" means, for any period, for any Person, Consolidated Interest Expense for such Person for such period, but excluding to the extent otherwise included therein, (i) interest expense to the extent not payable in cash (e.g., interest or dividends on securities which must (or may, at the election of such Person or any of its Subsidiaries) be paid in additional securities, imputed interest, amortization of original issue discount and/or by an addition to the accreted value thereof, or non-cash accounting adjustments relating to derivatives transactions or contracts) during such period, (ii) amortization of discount during such period, and (iii) deferred financing costs during such period.

        "Consolidated Depreciation Expense" means, for any period, for any Person, the depreciation expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

        "Consolidated Fixed Charge Coverage Ratio" means, on any date, the ratio of (a) Consolidating Operating Cash Flow of the Borrower and it Subsidiaries for the applicable Measurement Period to (b) the sum of (without duplication) (i) Consolidated Cash Interest Expense of the Ultimate Parent and it Subsidiaries (other than in respect of Indebtedness described in Section 8.05(i)), plus (ii) all scheduled principal payments on Indebtedness of the Ultimate Parent and its Subsidiaries on a consolidated basis, excluding with respect to this subsection
(ii) only, (A) scheduled payments on Permitted Holdings Unsecured Indebtedness and (B) the payment of principal of the Loans due on their respective Maturity Dates, plus (iii) Capital Expenditures of the Ultimate Parent and it Subsidiaries, plus (iv) accrued current income tax expense for the Ultimate Parent and its Subsidiaries (other than any such expense paid or payable during such period with respect to extraordinary gains) on a consolidated basis, plus (v) the amount of cash Dividends paid by the Ultimate Parent and its Subsidiaries on a consolidated basis in respect of Permitted Parent Preferred Equity, plus (vi) Restricted Payments made to Persons that are not Nexstar Entities under Section 8.10(d) (excluding payments made pursuant to Section 8.10(d)(ii)), Section 8.10(e) and Section 8.10(k), in each case for the Measurement Period relating to such date.

        "Consolidated Interest Coverage Ratio" means, on any date, the ratio of
(i) Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the Measurement Period relating to such date to (ii) the Consolidated Cash Interest Expense (other than in respect of Indebtedness described in Section 8.05(i)) of the Ultimate Parent and its Subsidiaries for such Measurement Period.

        "Consolidated Interest Expense" means, for any period, for any Person, the interest expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, including, without duplication, total interest expense for such period (including interest attributable to Capital Leases) with respect to all outstanding Indebtedness of such Person and its Subsidiaries, capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, as such amounts may be increased or decreased by the net income (or loss) from Interest Rate Protection Agreements of such Person for such period.

        "Consolidated Net Income" means, for any period, for any Person, the net income (or loss) of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded, without duplication, (i) income of any Subsidiary of such Person which is not a Wholly-Owned Subsidiary of such Person, except to the extent of the amount of any dividends or other distributions actually paid by or to such Person or any Wholly-Owned Subsidiary of such Person during such period, (ii) income of any other Person accrued prior to the date (A) any such other Person becomes a Subsidiary of the Person whose net income is being determined, (B) any such other Person is merged into such Person whose net income is being determined or any Subsidiary of such Person whose net income is being determined or (C) the assets of any such other Person are acquired by the Person whose net income is being determined or by any Subsidiary of such Person whose net income is being determined, (iii) the income of any Subsidiary of such Person during such period to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of such income is not at the time permitted by operation of the terms of its Charter Documents or any other agreement binding on such Subsidiary or any Requirement of Law applicable to such Subsidiary or such Person or any of its other Subsidiaries, (iv) any after-tax gains and after-tax losses attributable to extraordinary and non-recurring items, including Recovery Events and Dispositions outside the ordinary course of business and any after-tax gains on pension reversions received by such Person or its Subsidiaries, and (v) to the extent included in calculating such net income, non-cash revenue and non-cash expenses earned or incurred by such Person or any of its Subsidiaries.

        "Consolidated Operating Cash Flow" means, for any period, for any Person, (i) Consolidated Net Income of such Person for such period plus (ii) (to the extent deducted in calculating such Consolidated Net Income) the sum of, without duplication, (A) Consolidated

Depreciation Expense, (B) Consolidated Amortization Expense, (C) Consolidated Interest Expense, (D) income tax expense for such Person and its Subsidiaries (other than any such expense with respect to extraordinary gains), and (E) recurring and non-recurring non-cash losses and expenses (determined on a consolidated basis) less (iii) the sum of (A) Film Cash Payments becoming due and payable during such period and (B) (to the extent included in calculating such Consolidated Net Income) non-cash revenues, in each case (notwithstanding clause (ii) of the proviso in the definition of "Consolidated Net Income") calculated, if applicable, on a Pro Forma Basis (except for purposes of calculating the Consolidated Fixed Charge Coverage Ratio and the Consolidated Interest Coverage Ratio) after giving effect to (x) any sale or disposition of any Station as if the same were consummated or became effective on the first day of such period and (y) subject to the provisos set forth below, any Acquisition, as if the same were consummated or became effective on the first day of such period, each as determined on a consolidated basis in accordance with GAAP after eliminating all intercompany items; provided that in connection with any Acquisition and as otherwise provided in this Agreement, (1) Consolidated Operating Cash Flow shall reflect adjustments thereto for anticipated changes in network compensation for such period to be effected within 120 days after any such Acquisition, commissions for national representatives and other items of revenue or expense (including as the result of a reduction in the number of employees within 120 days after the date of any such Acquisition), in each case as may be satisfactory to the Administrative Agent and (2) with respect to any Pending Acquisition, Consolidated Operating Cash Flow shall be increased by, at the Borrower's option, (i) the applicable Acquisition Cash Flow Percentage multiplied by the operating cash flow for such period of the Person or assets to be Acquired (calculated in the manner set forth above with respect to the calculation of Consolidated Operating Cash Flow, but ignoring the provisos thereto, other than the following proviso), or (ii) 100% of such operating cash flow for such period of the Person or assets to be Acquired, so long as, if the Borrower selects the method described in this clause (ii), an amount equal to, without duplication, the sum of (x) 100% of any Indebtedness owed by any such Person and to be assumed or repaid by any Nexstar Entity or Mission Entity in connection with such Pending Acquisition (giving effect to any Acquisition of a Person in the determination of Nexstar Entities and Mission Entities) plus (y) 100% of any related purchase consideration owed or to be owed by any Nexstar Entity or any Mission Entity under any purchase contingency, or upon the exercise of any purchase option (or similar contingencies or options) in connection with such Pending Acquisition (less any related Acquisition Set-Aside Amount) is included in the calculation of "Consolidated Total Debt" and/or "Indebtedness", as applicable and without duplication; provided further that, if applicable, Consolidated Operating Cash Flow shall also reflect the adjustments thereto set forth on Schedule 1.01(B). Notwithstanding the foregoing, the Consolidated Net Income of a Person attributable from payments accrued to or received by such Person or any of its Subsidiaries under any Network Affiliation Agreements to which such Person or any of its Subsidiaries is a party shall include only payments actually received or currently receivable by such Person or any of its Subsidiaries under such agreements during such period (regardless of the GAAP treatment thereof) for the purpose of calculating such Person's Consolidated Operating Cash Flow for such period.

        "Consolidated Senior Leverage Ratio" means, on any date, the ratio of
(i) the Consolidated Total Debt of the Borrower and its Subsidiaries on such date (other than Permitted Borrower Subordinated Indebtedness, Permitted Seller Subordinated Indebtedness (including any Permitted Seller Subordinated Indebtedness, as that term is defined in the Mission Credit

Agreement), and Indebtedness evidenced by Borrower Subordinated Convertible Promissory Notes) over the lesser of (x) the cash on hand of the Borrower and its Subsidiaries on such date (exclusive of any Acquisition Set-Aside Amount) and (y) $15,000,000, to (ii) the Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the applicable Measurement Period relating to such date.

        "Consolidated Total Debt" means, for any Person on any date, the Indebtedness of such Person and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP. Consolidated Total Debt shall be calculated on such date giving effect to any Acquisition (and all resulting borrowings and other consequences) consummated or to be consummated on such date.

        "Consolidated Total Leverage Ratio" means, on any date, the ratio of (a) the Consolidated Total Debt of the Borrower and its Subsidiaries on such date (other than Indebtedness (i) that matures after the latest maturity date of the Loans and is subject to payment-in kind interest payments, but only for so long as such interest payments are payment-in-kind or (ii) evidenced by the Borrower Subordinated Convertible Promissory Notes) over the lesser of (x) the cash on hand of the Borrower and its Subsidiaries on such date (exclusive of any Acquisition Set-Aside Amount) and (y) $15,000,000, to (b) the Consolidated Operating Cash Flow of the Borrower and its Subsidiaries for the applicable Measurement Period relating to such date.

        "Consolidation Expenses" means, for any period and with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries on a consolidated basis during such period related to the consolidation of Stations.

        "Continuation Date" means any date as of which the Borrower elects to continue a Eurodollar Loan as a Eurodollar Loan for a further Interest Period in accordance with the provisions of Section 2.04.

        "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Ultimate Parent who (i) was a member of such board of directors or similar governing persons of the Ultimate Parent on the Effective Date; (ii) was nominated for election or elected to such Board of Directors with approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election; or (iii) was nominated by one or more Principals owning at least 20% of the Voting Stock (measured by voting power rather than the number of shares) of the Ultimate Parent at the time of such nomination.

        "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, lease, loan agreement, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

        "Conversion Date" means any date as of which the Borrower elects to convert a Base Rate Loan to a Eurodollar Loan, or a Eurodollar Loan to a Base Rate Loan, in each case in accordance with the provisions of Section 2.04.

        "Credit Event" means the making of any Loan or the issuance of any Letter of Credit.

        "Credit Parties" means the collective reference to the Parent Guarantors (including but not limited to Nexstar Finance Holdings II and Nexstar Finance Holdings), the Borrower, the Subsidiary Guarantors, the Mission Entities and any other Person hereafter executing and delivering a Security Document or a Guaranty Agreement or any equivalent document for the benefit of the Administrative Agent and/or any Bank; provided that David S. Smith will not be deemed to be a Credit Party.

        "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

        "Disbursement Date" has the meaning specified in Section 3.03(b).

        "Disposition" means the direct or indirect sale, assignment, lease (as lessor), transfer, conveyance or other disposition (including, without limitation, dispositions of or pursuant to Local Marketing Agreements, Joint Sales Agreement or Shared Services Agreements or pursuant to Sale and Leaseback Transactions, provided that any Sale and Leaseback Transaction shall be on terms and conditions satisfactory to the Majority Banks and the Administrative Agent), in a single transaction or a series of related transactions, by any Nexstar Entity to any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) of any assets or property of any Nexstar Entity, excluding (i) assets or property disposed of in the ordinary course of business of such Nexstar Entity and (ii) inventory, Real Property or equipment no longer used or useful in the business of such Nexstar Entity; provided that in any event the term "Disposition" shall mean and include sales, assignments, leases (as lessor), transfers, conveyances or other dispositions (including, without limitation, pursuant to Local Marketing Agreements, Joint Sales Agreements or Shared Services Agreements) of principal divisions, or lines of business of, any Nexstar Entity including, without limitation, any Station of any Nexstar Entity or the Capital Stock of any Subsidiary of any Nexstar Entity. The terms "Dispose" and "Disposed of" shall have correlative meanings.

        "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), at the option of the holder thereof or upon the happening of any event, matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, or is redeemable, at the option of the holder thereof, in whole or in part.

        "Dividend" means, with respect to any Person, that such Person has authorized, declared or paid a dividend or returned any equity capital to holders of its Capital Stock as such or made any other distribution, payment or delivery of property or cash to holders of its Capital Stock as such.

        "Dollars" and "$" each mean lawful money of the United States.

        "Domestic Lending Office" shall have the meaning specified in the definition of "Lending Office".

        "Effective Date" has the meaning specified in Section 11.15.

        "Eligible Assignee" has the meaning specified in Section 11.07.

        "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any violation of, or liability under, any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials arising from alleged injury or threat of injury to health, safety or the environment.

        "Environmental Law" means the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or any other applicable Federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree, as now or at any time hereafter in effect, regulating, relating to, or imposing liability concerning the environment, the impact of the environment on human health, or any hazardous or toxic waste, substance or material or pollutant or contaminant.

        "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder as from time to time in effect.

        "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Nexstar Entity within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) for purposes of provisions relating to Sections 412, 414(t)(2) and 4971 of the Code).

        "ERISA Event" means (i) a Reportable Event with respect to a Pension Plan or a Multiemployer Plan which could reasonably be expected to result in a material liability to any Nexstar Entity; (ii) a withdrawal by any Nexstar Entity or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA where such withdrawal or cessation could reasonably be expected to result in a material liability to any Nexstar Entity; (iii) a complete or partial withdrawal by any Nexstar Entity or any ERISA Affiliate from a Multiemployer Plan which could reasonably be expected to result in a material liability to any Nexstar Entity or notification that a Multiemployer Plan is insolvent or in reorganization; (iv) the filing of a notice of intent to terminate other than under a standard termination pursuant to Section 4041(b) of ERISA where such standard termination or the process of affecting such standard termination will not result in a material liability to any Nexstar Entity or an ERISA Affiliate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) a failure by any Nexstar Entity or any ERISA Affiliate to make required contributions to a Pension Plan, Multiemployer Plan or other Plan subject to
Section 412 of the Code; (vi) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or

Multiemployer Plan; (vii) the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Nexstar Entity or any ERISA Affiliate; or (viii) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Plan.

        "Eurodollar Base Rate" has the meaning specified in the definition of Eurodollar Rate.

        "Eurodollar Lending Office" has the meaning specified in the definition of "Lending Office".

        "Eurodollar Loan" means any Loan that bears interest rate computed on the basis of the Eurodollar Rate.

        "Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

        Eurodollar Rate  =            Eurodollar Base Rate
                            --------------------------------------
                            1.00 - Eurodollar Reserve Percentage

        Where,

        "Eurodollar Base Rate" means, for such Interest Period:

        (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

        (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

        (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America's London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

        "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Bank, under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Eurodollar Rate for each outstanding Eurodollar Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

        "Event of Default" means any of the events or circumstances specified in
Section 9.01.

        "Excess Cash Flow" means for any Person for any period,

                (a) the sum for such period of (i) Consolidated Net Income; plus
        (ii) Consolidated Amortization Expense and Consolidated Depreciation Expense, in each case to the extent deducted in determining such Consolidated Net Income; plus (iii) non-cash charges, to the extent deducted in determining such Consolidated Net Income;

                less (to the extent not already deducted in determining Consolidated Net Income);

                (b) the sum for such period of (i) Capital Expenditures of such Person and its consolidated Subsidiaries and payments becoming due and payable during such period by such Person and its consolidated Subsidiaries in respect of Film Obligations; plus (ii) Consolidation Expenses of such Person for such period; plus (iii) (A) Adjusted Working Capital of such Person as determined on the last day of such period minus (B) Adjusted Working Capital of such Person as determined on the first day of such period; plus (iv) regularly scheduled payments of principal and voluntary prepayments of principal of (x) Term B Loans,
        (y) to the extent accompanied by a Commitment reduction, Revolving Loans and (z) other Indebtedness, by such Person and its consolidated Subsidiaries, to the extent not prohibited hereunder; plus (v) all Restricted Payments paid by such Person or any of its consolidated Subsidiaries (other than to such Person or any such Subsidiary) permitted by Section 8.10; plus (vi) all non-cash revenues and gains, to the extent included in determining such Consolidated Net Income; plus
        (vii) gains realized in respect of Dispositions, to the extent included in determining such Consolidated Net Income.

        "Excluded Proceeds" means (A) proceeds from the sale or issuance of Capital Stock of, or cash contributions to, the Ultimate Parent, including Indebtedness of the type described in Section 8.05(i), from an ABRY Fund or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them), (B) Net Issuance Proceeds, not to exceed an aggregate of $500,000, from Capital Stock (other than Disqualified Stock) issuances by the Ultimate Parent to employees of the Ultimate Parent or any Nexstar Entity, except to Sook, (C) prior to the effective time of the Mergers, subsequent cash capital contributions and/or intercompany loans made by any Nexstar Entity to a Subsidiary (or to Nexstar Finance Holdings II, in the case of those Nexstar Entities that collectively own all of the issued and outstanding Capital Stock of Nexstar Finance Holdings II) with any of the proceeds described in the foregoing clauses (A) or (B), upon such Nexstar Entity's receipt, directly or indirectly through other Nexstar Entities, of such proceeds, (D) after the effective time of the Mergers, cash capital contributions and/or intercompany loans made by any Nexstar Entity to a Subsidiary with any of the proceeds described in the foregoing clauses (A) or (B), upon such Nexstar Entity's receipt, directly or indirectly through other Nexstar Entities, of such proceeds and (E) Net Issuance Proceeds from the Initial Public Offering as received by the Ultimate Parent and contributed down to any Nexstar Entity.

        "Existing Nexstar Credit Agreement" has the meaning specified in Recital A.

        "Existing Parent Preferred Equity" means, the Series AA Preferred Interests and the Series BB Preferred Interests of the Ultimate Parent outstanding as of the Effective Date.

        "FCC" means the Federal Communications Commission.

        "FCC License" has the meaning specified in Section 6.16.

        "Facility Percentage" means, as to any Bank at any time, the quotient (expressed as a percentage) of (i) the sum of (A) such Bank's Revolving Commitment (as in effect at such time) or, if such Revolving Commitment has been terminated in full, such Bank's outstanding Revolving Loans and participations in Letter of Credit Obligations (or, without duplication, obligations held by the Issuing Bank in respect of Letter of Credit Obligations, in the case of the Issuing Bank), plus (B) the sum of each of such Bank's Commitments under each Incremental Facility (as in effect at such time) or, with respect to any Incremental Facility with respect to which such Commitments have been terminated in full, such Bank's outstanding Incremental Loans under such Incremental Facility, plus (C) such Bank's Term B Commitment (as in effect at such time), or, if such Term B Commitment has been terminated in full, such Bank's outstanding Term B Loans, divided by (ii) the sum of (A) the Aggregate Revolving Commitment (as in effect at such time) or, if the Aggregate Revolving Commitment has been terminated in full, the aggregate principal amount of outstanding Revolving Loans and Letter of Credit Obligations, plus (B) the sum of all Banks' Commitments under each Incremental Facility (as in effect at such time) or, with respect to any Incremental Facility with respect to which such Commitments have been terminated in full, such Banks' outstanding Incremental Loans under such Incremental Facility, plus (C) the Aggregate Term B Commitment (as in effect at such time) or, if such Aggregate Term B Commitment has been terminated in full, the Aggregate Outstanding Term B Loan Balance.

        "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

        "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

        "Film Cash Payments" means, for any period for any Person, the sum (determined on a consolidated basis and without duplication) of all payments by such Person and its Subsidiaries becoming due and payable during such period in respect of Film Obligations; provided that amounts applied to the prepayment of Film Obligations owing under Prepayable Film Contracts shall not be deemed to be Film Cash Payments.

        "Film Obligations" means obligations in respect of the purchase, use, license or acquisition of programs, programming materials, films, and similar assets used in connection with the business and operations of the Borrower and its Subsidiaries.

        "Fiscal Quarter" means each of the following quarterly periods: (i) January 1 of each calendar year through and including March 31 of such calendar year, (ii) April 1 of each calendar year through and including June 30 of such calendar year, (iii) July 1 of each calendar year through and including September 30 of such calendar year and (iv) October 1 through and including December 31 of such calendar year.

        "Fiscal Year" means a calendar year.

        "Form W-8BEN" has the meaning specified in Section 4.01(f)(i).

        "Form W-8ECI" has the meaning specified in Section 4.01(f)(i).

        "Former Major Network Affiliate" at any time means any Station that, at such time, is not subject to a Network Affiliation Agreement with a Major Television Network, if either (i) such Station is subject to a Network Affiliation Agreement with a Major Television Network on the Effective Date, or
(ii) if such Station is not a Station on the Effective Date, then such Station was subject to a Network Affiliation Agreement with a Major Television Network on the date it became a Station; provided that, for purposes of this definition and Section 9.01(n), two or more Stations that substantially simulcast the same programming will be deemed to be a single Station so long as they do so.

        "Fund" has the meaning specified in Section 11.07.

        "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

        "Global Assignment and Assumption" means Global Assignment and Assumptions to be executed by each financial institution party to the Existing Nexstar Credit Agreement, each financial institution party to the Mission Credit Agreement and each Bank that is a party hereto in substantially the forms attached as Exhibits F-1 and F-2, respectively.

        "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, any central bank (or similar monetary, taxing, or regulatory authority) thereof or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

        "Guarantor" means each Credit Party which is a party to a Guaranty Agreement.

        "Guaranty Agreements" means each Parent Guaranty Agreement, the Mission Guaranty of Nexstar Obligations, the Nexstar Guaranty of Mission Obligations, the Subsidiary Guaranty Agreement, each Guaranty Supplement to each of the foregoing and any other agreement executed and delivered to the Administrative Agent guaranteeing any of the Obligations, and any and all amendments, modifications, restatements, extensions, increases, rearrangements and/or substitutions of any of the foregoing.

        "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, without duplication (i) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor; (ii) to advance or provide funds (x) for the payment or discharge of any such primary obligation, or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof; in each case, including arrangements ("non-recourse guaranty arrangements") wherein the rights and remedies of the holder of the primary obligation are limited to repossession or sale of certain property of such Person. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made (or if less, the stated or determinable amount of such Guaranty Obligation) or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof; provided that the amount of any non-recourse guaranty arrangement shall not be deemed to exceed the fair value of the property which may be repossessed or sold by the holder of the primary obligation in question.

        "Guaranty Supplements" means each of the Guaranty Supplements which are attached to the Guaranty Agreements as Annex A thereto.

        "Hazardous Material" means and includes (i) any asbestos, urea-formaldehyde, PCBs or dioxins or insulation or other material composed of or containing asbestos, PCBs or dioxins, (ii) crude oil, any fraction thereof, and any petroleum product, (iii) any natural gas, natural gas liquids, liquefied natural gas or other natural gas product or synthetic gas, and (iv) any hazardous or toxic waste, substance or material or pollutant or contaminant defined as such in (or for purposes of), or that may result in the imposition of liability under, any Environmental Law.

        "Holdco Merger" has the meaning specified in the definition of "Mergers".

        "Holdings Subordinated Convertible Promissory Note" means an unsecured, subordinated promissory note of Nexstar Finance Holdings that is convertible into common equity of Nexstar Finance Holdings on substantially the same terms as a Borrower Subordinated Convertible Promissory Note is convertible into common equity of the Borrower and that is otherwise in form and substance reasonably acceptable to the Administrative Agent.

        "Holdings II Notes" has the meaning specified in the definition of "Preferred Redemption".

        "Holdings II Notes Repayment" means the repayment by the Ultimate Parent (as the successor to Nexstar Finance Holdings II after the Parent Mergers) in full, in cash, of the unpaid principal amounts of, and unpaid accrued interest on, the Holdings II Notes distributed by the Ultimate Parent in partial redemption of the Existing Parent Preferred Equity from a portion of the Net Issuance Proceeds of the Initial Public Offering.

        "Incremental Commitment Fee" has the meaning specified in Section
2.16(a).

        "Incremental Facility" means an aggregation of Incremental Revolving Commitments or Incremental Term Commitments, as the case may be, of one or more Banks which are made available to the Borrower and become effective on the same date, pursuant to the same Incremental Loan Amendment.

        "Incremental Loan" means any Incremental Revolving Loan and/or Incremental Term Loan advanced by a Bank pursuant to Section 2.01(c), Section
2.03 and Section 2.16.

        "Incremental Loan Amendment" has the meaning specified in Section 2.01(c)(i).

        "Incremental Margin" has the meaning specified in Section 2.16(a).

        "Incremental Revolving Bank" means each Bank that has an Incremental Revolving Commitment or that is a holder of an Incremental Revolving Loan.

        "Incremental Revolving Commitment" has the meaning specified in Section 2.16(a).

        "Incremental Revolving Loan" has the meaning specified in Section 2.01(c)(i).

        "Incremental Term Bank" means each Bank that has an Incremental Term Commitment or that is the holder of an Incremental Term Loan.

        "Incremental Term Commitment" has the meaning specified in Section 2.16(a).

        "Incremental Term Loan" has the meaning specified in Section 2.01(c)(i).

        "Incremental Term Maturity Date" means for any Incremental Loan the earliest of (i) the date upon which the final scheduled payment of principal of such Incremental Term Loan shall be due and payable pursuant to the applicable Incremental Loan Amendment, which such date shall in no event be earlier December 31, 2010, (ii) the date on which the Term B Loans (other than Incremental Term Loans) become due and payable in full prior to the Stated Term B Maturity Date pursuant to acceleration or otherwise and
(iii) the date which is six months prior to the earlier of (x) the maturity of any Permitted Borrower Subordinated Indebtedness that is then outstanding and
(y) the maturity of any Permitted Holdings Unsecured Indebtedness that is then outstanding.

        "Incremental Upfront Fee" has the meaning specified in Section 2.16(a).

        "Indebtedness" of any Person means, without duplication, (i) all indebtedness for borrowed money; (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than (x) trade payables entered into in the ordinary course of business pursuant to ordinary terms and (y) ordinary course purchase price adjustments); (iii) all reimbursement or payment obligations with respect to letters of credit or non-contingent reimbursement or payment obligations with respect to bankers' acceptances, surety bonds and similar documents; (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (v) all indebtedness created or arising under any conditional sale or other title retention agreement or sales of accounts receivable, in any such case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (vi) all Capital Lease Obligations; (vii) all net obligations with respect to Interest Rate Protection Agreements; (viii) Disqualified Stock; (ix) all indebtedness referred to in clauses (i) through (viii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (in which event the amount thereof shall not be deemed to exceed the fair value of such property); and (x) all Guaranty Obligations in respect of obligations of the kinds referred to in clauses (i) through (ix) above.

        "Indemnified Liabilities" has the meaning specified in Section 11.05.

        "Indemnified Person" has the meaning specified in Section 11.05.

        "Information Certificate" means a certificate of the Borrower executed on the Borrower's behalf by a Responsible Officer of the Borrower, substantially in the form of Exhibit G.

        "Initial Borrowing Date" means the date, occurring on the Effective Date, on which the initial Credit Event occurs.

        "Initial Public Offering" means the sale by the corporation that survives the Parent Mergers of shares of its common stock in a public offering registered under the Securities Act of 1933.

        "Insolvency Proceeding" means (i) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (ii) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally; in each case undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

        "Intellectual Property" has the meaning specified in Section 6.09.

        "Interest Payment Date" means (i) with respect to any Base Rate Loan, the last Business Day of each calendar quarter and the Maturity Date, (ii) with respect to any Eurodollar Loan, the last day of each Interest Period applicable to such Eurodollar Loan and the date such Eurodollar Loan is repaid or prepaid; provided, however, that if any Interest Period for any Eurodollar Loan exceeds three months, then the date which falls three months after the beginning of such Interest Period or, if applicable, at the end of any three-month interval thereafter shall also be an "Interest Payment Date" for such Eurodollar Loan.

        "Interest Period" means, in relation to any Eurodollar Loan, the period commencing on the applicable Borrowing Date or any Conversion Date or Continuation Date with respect thereto and ending on the date one, two, three or six months thereafter (or, nine or twelve months thereafter upon the request of the Borrower and the consent of the Administrative Agent and each Bank that is making or has made such Loan, which shall not be unreasonably withheld, if loans of such duration are generally available in the London interbank Eurodollar market), as selected or deemed selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month which is one, two, three, six, nine or twelve months, as the case may be, after the calendar month in which such Interest Period began; and

                (iii) no Interest Period for any Loan shall extend beyond the Maturity Date.

        "Interest Rate Protection Agreement" means an interest rate swap, cap, collar or similar arrangement entered into to hedge interest rate risk (and not for speculative purposes).

        "Issuing Bank" means Bank of America or any Affiliate thereof, in its capacity as issuer of one or more Letters of Credit hereunder.

        "Joinder to Pledge and Security Agreement" means a supplement to the Pledge and Security Agreement in the form of Annex B thereto, whereby a Nexstar Entity becomes a party to, and assumes all obligations of, a pledgor under the Pledge and Security Agreement.

        "Joinder to Security Agreement" means a supplement to the Security Agreement in the form of Annex C thereto, whereby a Nexstar Entity becomes a party to, and assumes all obligations of, a grantor under the Security Agreement.

        "Joint Lead Arrangers" means Bank of America Securities LLC and Bear, Stearns & Co. Inc., in their capacity as Joint Lead Arrangers and Joint Book Managers.

        "Joint Sales Agreement" means an agreement for the sale of commercial or advertising time or any similar arrangement pursuant to which a Person obtains the right to (i) sell at least a majority of the time for commercial spot announcements, and/or resell to advertisers such time on, (ii) provide the sales staff for the sale of the advertising time or the collection of accounts receivable with respect to commercial advertisements broadcast on, (iii) set the rates for advertising on and/or (iv) provide the advertising material for broadcast on, a television broadcast station the FCC License of which is held by a Person other than an Affiliate of such Person.

        "Leasehold" of any Person means all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

        "Lending Office" means, with respect to any Bank, the office or offices of such Bank specified as its "Lending Office", "Domestic Lending Office" or "Eurodollar Lending Office", as the case may be, on Schedule 1.01(a) hereto, or such other office or offices of the Bank as it may from time to time notify the Borrower and the Administrative Agent.

        "Letter of Credit" means any letter of credit issued (or deemed issued) by the Issuing Bank pursuant to Article III.

        "Letter of Credit Amendment Application" means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use by the Issuing Bank, as the Issuing Bank shall request.

        "Letter of Credit Application" means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

        "Letter of Credit Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the Disbursement Date of such draw.

        "Letter of Credit Commitment" means the agreement of the Issuing Bank to issue Letters of Credit subject and pursuant to the terms and conditions of this Agreement; provided that the sum of all the Letter of Credit Obligations on any date outstanding may not exceed the lesser of (i) the Aggregate Revolving Commitment on such date and (ii) $30,000,000.

        "Letter of Credit Obligations" means, at any time, the sum of (i) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (ii) the aggregate amount of all unpaid Reimbursement Obligations.

        "Letter of Credit Related Documents" means all Letters of Credit, Letter of Credit Applications, Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including the Issuing Bank's standard form documents for letter of credit issuances, as any of the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

        "Leverage Ratio Determination Date" means the last day of the most recent Fiscal Quarter for which financial statements have been or were required to have been delivered pursuant to Section 7.01(a) or (b).

        "License" means any authorization, permit, consent, franchise, ordinance, registration, certificate, license, agreement or other right filed with, granted by or entered into with a Governmental Authority or other Person which permits or authorizes the use of an electromagnetic transmission frequency or the construction or operation of a broadcast television station system or any part thereof or any other authorization, permit, consent, franchise, ordinance, registration, certificate, license, agreement or other right filed with, granted by or entered into with a Governmental Authority or other Person which is necessary for the lawful conduct of the business of constructing or operating a broadcast television station.

        "Lien" means, with respect to any property or asset (or any revenues, income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise), (i) any mortgage, lien, security interest, pledge, attachment, levy or other charge or encumbrance of any kind thereupon or in respect thereof or (ii) any other arrangement under which the same is transferred, sequestered or otherwise identified with the intention of subjecting the same to, or making the same available for, the payment or performance of any liability in priority to the payment of the ordinary, unsecured creditors of such Person. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

        "LIN Stations" has the meaning specified in the definition of "Acquired Properties".

        "Loan" means any extension of credit made by any Bank pursuant to this Agreement.

        "Loan Documents" means this Agreement, all Guaranty Agreements, all Security Documents, all Letter of Credit Related Documents, any notes executed and delivered pursuant to Section 2.02(b), the Revolver Reallocation Letter, and all other waivers, consents, agreements and amendments executed in connection with the Revolver Reallocation Letter, any Interest Rate Protection Agreement with any Bank or any Affiliate of any Bank, any other subordination agreement entered into with any Person with respect to the Obligations, all agreements between any Person and any Bank respecting fees payable in connection with this Agreement, any Incremental Loan Amendment and any other agreements executed in connection with any Incremental Loan Facility or any other Loan Document and all other written agreements, documents, instruments and certificates now or hereafter executed and delivered by any Credit Party or any other Person to or for the benefit of the Administrative Agent, any Bank or any Affiliate of any Bank pursuant to or in connection with any of the foregoing, and any and all amendments, increases, supplements and other modifications thereof and all renewals, extensions, restatements, rearrangements and/or substitutions from time to time of all or any part of the foregoing; provided, that, for the purposes of Sections 9.02 and 11.01 of this Agreement, the term "Loan Documents" shall not include any Interest Rate Protection Agreement with any Bank or any Affiliate of any Bank.

        "Local Marketing Agreement" means a local marketing arrangement, time brokerage agreement, management agreement or similar arrangement pursuant to which a Person, subject to customary preemption rights and other limitations, obtains the right to exhibit programming and sell advertising time during more than fifteen percent (15%) of the air time of a television broadcast station licensed to another Person.

        "Major Television Network" means any of ABC, Inc., National Broadcasting Company, Inc., CBS, Inc., FOX Television Network, or any other television network which produces and makes available more than 15 hours of weekly prime time television programming.

        "Majority Banks" means, at any time, (i) Banks whose respective Facility Percentages aggregate more than 50% and (ii) Mission Banks (whether or not also Banks) whose respective Mission Facility Percentages aggregate more than 50%.

        "Majority Revolver Banks" means, at any time, Revolving Banks having more than 50% of the Aggregate Combined Revolving Commitment (as in effect at such time) or, if the Aggregate Combined Revolving Commitment has been terminated in full, the aggregate principal amount of outstanding Revolving Loans and Letter of Credit Obligations.

        "Management Agreement" has the meaning specified in Section 8.06(c).

        "Management Loan" shall mean loans in the aggregate principal amount of $3,000,000 made by Bank of America in its individual capacity to Sook, the proceeds of which loans were used by Sook in part to invest in the Ultimate Parent or to pay interest on any such loan.

        "Management Loan Guaranty" means Guaranty Obligations of the Nexstar Entities with respect to the Management Loan, not to exceed $3,000,000 in aggregate principal amount.

        "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

        "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), a material adverse effect on the operations, business, assets, properties, condition (financial or otherwise) or prospects of (i) the Nexstar Entities taken as a whole, (ii) the ability of any Credit Party to perform its obligations under the Loan Documents to which it is a party or (iii) the validity or enforceability of this Agreement or any other Loan Document or the rights and remedies of the Administrative Agent or the Banks under this Agreement or any of the other Loan Documents.

        "Maturity Date" for any Loan means the earlier of (i) the applicable Stated Maturity Date and (ii) the date on which such Loan becomes due and payable in full pursuant to acceleration or otherwise.

        "Maximum Incremental Amount" means $100,000,000 less the sum of all Mission Incremental Facilities (as in effect at such time) or, with respect to any Mission Incremental Facility with respect to which such incremental commitments have been terminated in full, the outstanding incremental loans to the Mission Borrower under such Mission Incremental Facility.

        "Measurement Period" means, with respect to any date, the most recently ended four consecutive Fiscal Quarter period for which financial statements have been or were required to have been delivered to the Administrative Agent pursuant to Section 7.01(a) or (b) prior to such date.

        "Mergers" means, collectively, (a) the merger (prior to the Initial Public Offering) of Nexstar Equity, the Ultimate Parent and the other Parent Guarantors (other than Nexstar Finance Holdings and Nexstar Finance Holdings, Inc.) to form a single Delaware corporation to be named Nexstar Broadcasting Group, Inc. (the "Parent Mergers"), (b) the merger of Nexstar Finance Holdings with and into Nexstar Finance Holdings, Inc., a Delaware corporation, with Nexstar Finance Holdings, Inc. being the surviving Person (the "Holdco Merger") and (c) the merger of the Borrower with and into Nexstar Finance, Inc., a Delaware corporation, with Nexstar Finance, Inc. being the surviving Person (the "Borrower Merger").

        "Mission Banks" means the "Banks" as that term is defined in the Mission Credit Agreement.

        "Mission Borrower" means the "Borrower" as that term is defined in the Mission Credit Agreement.

        "Mission Credit Agreement" means that Amended and Restated Credit Agreement dated as of the date of this Agreement among Mission Borrower, as borrower, the financial institutions from time to time parties thereto, Bank of America, N.A., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent and Royal Bank of Canada, General Electric Capital Corporation and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as the co-documentation agents, as the same may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

        "Mission Entity" means the Mission Borrower or any Person which is a direct or indirect Subsidiary of the Mission Borrower.

        "Mission Facility Percentage" means the "Facility Percentage" as that term is defined in the Mission Credit Agreement.

        "Mission Guaranty of Nexstar Obligations" means the Guaranty Agreement dated as of January 12, 2001, executed by the Mission Entities in favor of the Banks, whereby the Mission Entities have guaranteed the Obligations.

        "Mission Incremental Facility" means the "Incremental Facility" as that term is defined in the Mission Credit Agreement.

        "Mission Loan Documents" means the "Loan Documents" as that term is defined in the Mission Credit Agreement.

        "Mission Loan" means any extension of credit made by any Bank under or pursuant to the Mission Credit Agreement.

        "Moody's" means Moody's Investors Service, Inc., and its successors.

        "Morris Stations" has the meaning specified in the definition of "Acquired Properties".

        "Mortgage Policies" mean the Mortgage Policies under, and as defined in, the Existing Nexstar Credit Agreement.

        "Mortgaged Properties" mean all Real Property owned or leased by any Nexstar Entity listed on Schedule 6.09 and designated as "Mortgaged Properties" therein.

        "Mortgages" mean all Mortgages (as defined in the Existing Nexstar Credit Agreement) granted by certain of the Nexstar Entities pursuant to the Existing Nexstar Credit Agreement (or any predecessor credit agreement which was amended and restated by the Existing Nexstar Credit Agreement) and which have not been released prior to the Effective Date.

        "Multiemployer Plan" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) and to which any Nexstar Entity or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

        "Net Cash Proceeds" means, in connection with any Disposition (including any Sale and Leaseback Transaction), the cash proceeds (including any cash payments received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received in cash) of such Disposition net of (i) reasonable transaction costs (including any underwriting, brokerage or other selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith actually incurred and satisfactorily documented), (ii) required payments on Indebtedness permitted under Section 8.05 and which are not Restricted Payments (other than payments due with respect to the Obligations), (iii) taxes estimated to be paid as a result of such Disposition (including Restricted Payments permitted under Section 8.10(d)) and (iv) any portion of such cash proceeds which the Borrower determines in good faith should be reserved for post-closing adjustments or liabilities (as set forth in a certificate of the Borrower executed on its behalf by a Responsible Officer of the Borrower and delivered to the Administrative Agent), it being understood and agreed that on the day all such post-closing adjustments and liabilities have been determined, (x) the amount (if any) by which the reserved amount of the cash proceeds of such Disposition exceeds the actual post-closing adjustments or liabilities payable by any Nexstar Entity shall constitute Net Cash Proceeds on such date and (y) the amount (if any) by which the actual post-closing adjustments or other liabilities payable by any Nexstar Entity exceeds the reserved amount of the cash proceeds of such Disposition on such date shall be credited against any subsequent Net Cash

Proceeds that any Nexstar Entity is required to apply to prepay the Loans pursuant to Section 2.07(b).

        "Net Debt Proceeds" means, with respect to the incurrence or issuance of any Indebtedness by any Nexstar Entity, (i) the gross cash proceeds received in connection with such incurrence or issuance, as and when received, minus (ii) all reasonable out-of-pocket transaction costs (including legal, investment banking or other fees and disbursements) associated therewith actually incurred (whether by such Nexstar Entity or an Affiliate thereof), satisfactorily documented and paid (whether on behalf of such Nexstar Entity or an Affiliate thereof) to any Person not an Affiliate of a Nexstar Entity.

        "Net Issuance Proceeds" means, with respect to the sale or issuance of Capital Stock, or any capital contribution to, any Nexstar Entity from a source other than a Nexstar Entity, (i) the gross cash proceeds received in connection with such sale or issuance or such capital contribution, as and when received minus (ii) all reasonable out-of-pocket transaction costs (including legal, investment banking or other fees and disbursements) associated therewith actually incurred (whether by such Nexstar Entity or an Affiliate thereof), satisfactorily documented and paid (whether on behalf of such Nexstar Entity or an Affiliate thereof) to any Person not an Affiliate of a Nexstar Entity.

        "Network Affiliation Agreements" means each agreement set forth on
Schedule 6.21 and each other agreement entered into by a Television Company with any Major Television Network pursuant to which a Television Company and such Major Television Network agree to be affiliated and such Major Television Network agrees that such Television Company shall serve as that Major Television Network's primary outlet within any defined market for television programming provided by such Major Television Network for broadcast by its station affiliates.

        "Nexstar Entity" means the Ultimate Parent and any Person which is a direct or indirect Subsidiary of the Ultimate Parent.

        "Nexstar Equity" means Nexstar Broadcasting Group, Inc., a Delaware corporation formerly known as Nexstar Equity Corp., 100% of the issued and outstanding Voting Stock of which is owned by ABRY L.P. II and the sole asset of which is a membership interest in the Ultimate Parent.

        "Nexstar Equity Investor Rights Agreement" means the Investor Rights Agreement dated as of May 17, 2001, between the Ultimate Parent and Nexstar Equity, as in effect on such date.

        "Nexstar Equity Reimbursement Agreement" means the Reimbursement Agreement dated as of May 17, 2001, between the Ultimate Parent and Nexstar Equity, as in effect on such date.

        "Nexstar Equity Unit Agreement" means the Unit Agreement dated as of May 17, 2001, among Nexstar Finance Holdings, Nexstar Finance Holdings, Inc., Nexstar Equity, the Ultimate Parent and the initial purchasers of the unit parties thereof, as in effect on such date.

        "Nexstar Finance Holdings" means (i) prior to the effective time of the Mergers, Nexstar Finance Holdings, L.L.C., a Delaware limited liability company and a Nexstar Entity; and (ii) after the effective time of the Mergers, Nexstar Finance Holdings, Inc., a Delaware corporation.

        "Nexstar Finance Holdings II" means Nexstar Finance Holdings II, L.L.C., a Delaware limited liability company and a Nexstar Entity.

        "Nexstar Guaranty of Mission Obligations" means that certain Guaranty Agreement, dated as of January 12, 2001, executed and delivered by the Nexstar Entities in favor of the Mission Banks, whereby the Nexstar Entities guaranty the obligations of the Mission Entities under the Mission Loan Documents.

        "Nexstar Stockholders Agreement" means the Stockholders Agreement dated on or about the date of the Initial Public Offering, among the Ultimate Parent, ABRY L.P. II, ABRY L.P. III, Banc of America Capital Investors and Sook, without giving effect to any amendments or waivers thereto.

        "Notice of Borrowing" means a notice given by the Borrower to the Administrative Agent pursuant to Section 2.03(a), in substantially the form of Exhibit H.

        "Notice of Conversion/Continuation" means a notice given by the Borrower to the Administrative Agent pursuant to Section 2.04(b), in substantially the form of Exhibit I.

        "Obligations" means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of any Credit Party to the Administrative Agent or to any Bank (or, in the case of any Interest Rate Protection Agreement, any Affiliate of any Bank), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, or any other document made, delivered or given in connection with any of the foregoing, whether on account of principal, interest, Guaranty Obligations, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent, the Syndication Agent or to any Bank that are required to be paid by any Credit Party pursuant to any Loan Document) or otherwise.

        "OECD" means the Organization for Economic Cooperation and Development.

        "Other Taxes" has the meaning specified in Section 4.01(b).

        "Parent Guarantor" means the Ultimate Parent and all Subsidiaries of the Ultimate Parent other than the Borrower and the Subsidiary Guarantors.

        "Parent Guaranty Agreements" means (A) prior to the effective time of the Mergers, (i) the Guaranty Agreement of the Ultimate Parent and Nexstar Finance Holdings dated as of January 12, 2001, (ii) the Guaranty Agreement of the direct Subsidiaries of the Ultimate Parent, dated as of January 12, 2001 and (iii) the Guaranty Agreement of Nexstar Finance Holdings, Inc. dated as of January 12, 2001, as each of the same may be amended, supplemented and/or otherwise modified from time to time and (B) after the effective time of the Mergers, (i) the Guaranty Agreement of the Ultimate Parent and Nexstar Finance Holdings dated as of January 12, 2001, and (ii) the Guaranty Agreement of Nexstar Finance Holdings, Inc. dated as of January 12, 2001, as each of the same may be amended, supplemented and/or otherwise modified from time to time.

        "Parent Mergers" has the meaning specified in the definition of "Mergers".

        "Parent Subordinated Convertible Promissory Note" means (i) prior to the effective time of the Mergers, a promissory note of Nexstar Finance Holdings or Nexstar Finance Holdings II, payable to a member of, or an Affiliate of a member of, the Ultimate Parent, substantially in the form of Exhibit J-1 and (ii) after the effective time of the Mergers, a promissory note of the Ultimate Parent or Nexstar Finance Holdings payable to an ABRY Fund and/or Sook (or other Persons exercising preemptive rights in connection with the issuance of Capital Stock or one or more of them), substantially in the form of Exhibit J-2.

        "Participant" has the meaning specified in Section 11.07(c).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its principal functions under ERISA.

        "Pending Acquisition" means, on any date of determination, (i) any Acquisition (other than an Acquisition where a Mission Entity is the seller) that a Nexstar Entity or Mission Entity is then contractually committed to make or (ii) with respect to any Person or assets Acquired that are subject to a Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement (or similar type of agreement), any Acquisition (other than an Acquisition where a Mission Entity is the owner) pursuant to which a Nexstar Entity or Mission Entity has the contractual right to purchase assets, other equity ownership or Capital Stock of the Person or assets Acquired upon the exercise of any option or the happening of any contingency.

        "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Nexstar Entity or any ERISA Affiliate sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years, but excluding any Multiemployer Plan.

        "Permitted Affiliate Transaction" means (i) Restricted Payments permitted by Section 8.10 (including by waiver or consent); (ii) payments described in clause (iii) of the definition of the term "Restricted Payment";
(iii) payments to ABRY Partners, LLC in respect of corporate overhead expenses of ABRY Partners, LLC in an aggregate amount not to exceed $50,000 during Fiscal Year 2003 (and up to 105% of the maximum permitted amount for the preceding Fiscal Year, during any Fiscal Year thereafter); (iv) payments of out-of-pocket expenses and transaction fees payable pursuant to the Management Agreement and incurred in connection with any Acquisition; (v) payments of management fees made pursuant to the Management Agreement, so long as all management fee payments made pursuant to the

Management Agreement shall be in an amount not to exceed $300,000 in the aggregate during Fiscal Year 2003 (and up to 105% of the maximum permitted amount for the preceding Fiscal Year, during any Fiscal Year thereafter), and such payments of management fees may only be paid to the extent that no Default or Event of Default has occurred or would occur after giving effect thereto;
(vi) Indebtedness permitted under Section 8.05(i) and (j); (vii) the Management Loan Guaranty; (viii) prior to the effective time of the Mergers only, transactions contemplated by the Nexstar Equity Unit Agreement, the Nexstar Equity Investor Rights Agreement, and the Nexstar Equity Reimbursement Agreement, provided in the case of the Nexstar Equity Reimbursement Agreement that the aggregate amount of expenses reimbursed pursuant to such agreement in any fiscal year may not exceed $40,000; (ix) after the effective time of the Mergers, the transactions contemplated by the Nexstar Stockholders Agreement; and (x) the Mergers, as permitted under Section 8.04(g).

        "Permitted Borrower Subordinated Indebtedness" means (a) subordinated Indebtedness of the Borrower evidenced by the Borrower's 12% Senior Subordinated Notes due 2008, issued March 16, 2001, in an aggregate principal amount of $160,000,000, pursuant to and upon the terms and conditions set forth in the Indenture of even date therewith and the Guaranty Obligations of the Borrower's Subsidiaries with respect thereto pursuant to the guaranty agreement substantially in the form attached to such Indenture, and (b) subordinated Indebtedness of the Borrower having the following terms and conditions: (i) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 180 days after the Stated Maturity Date of the latest to mature of the Loans, other than in the event of (x) a default under such Indebtedness, (y) a change of control of the Borrower which constitutes a Change of Control with respect to this Agreement or (z) an asset sale, subject in each case to the prior payment in full of the Obligations and the subordination provisions described in clause (v) below; (ii) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall contain no (x) financial maintenance covenants or cross-default provisions other than cross-payment default and (y) no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document; (iii) any other covenants, defaults and events of default contained in the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall not be more restrictive than those contained in this Agreement or the other Loan Documents and shall not conflict with or violate the covenants and Defaults and Events of Default contained in this Agreement or the other Loan Documents; (iv) no Liens or security interests on or in the assets or properties of any Nexstar Entity are granted (or may arise at any time) to secure the repayment such Indebtedness; and (v) such Indebtedness and any Guaranty Obligations of any Nexstar Entities are subordinated to the Obligations on terms customary for high yield debt securities with substantially the same terms and conditions as the Permitted Borrower Subordinated Indebtedness described in subsection (a) of this definition.

        "Permitted Borrower Unsecured Indebtedness" means unsecured Indebtedness of the Borrower and/or its Subsidiaries to a Person other than a Nexstar Entity or an Affiliate of a Nexstar Entity, on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Banks, such terms and conditions to include, but not be limited to: (i) such Indebtedness shall have a stated maturity date after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Loans, and shall not have any scheduled payments, prepayments or redemptions of principal at any time prior to the date that is 180 days after the Stated Maturity Date of the latest to mature of the Loans;
(ii) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall contain no financial maintenance covenants or cross-default provisions and no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document; and (iii) no Liens or security interests on or in the assets or properties of any Nexstar Entity are granted (or may arise at any time) to secure the repayment of such Indebtedness and no Guaranty Obligation of any other Nexstar Entity is granted for the payment or collection of such Indebtedness.

        "Permitted Holdings Unsecured Indebtedness" means (a) unsecured Indebtedness of Nexstar Finance Holdings evidenced by Nexstar Finance Holdings' 16% Senior Discount Notes issued May 17, 2001 in the aggregate principal amount of $36,988,000, pursuant to and upon the terms and conditions set forth in the Indenture of even date therewith, and (b) unsecured Indebtedness of Nexstar Finance Holdings having the following terms and conditions: (i) no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 180 days after the Stated Maturity Date of the latest to mature of the Loans, other than in the event of (x) a default under such Indebtedness, (y) a change of control of Holdings which constitutes a Change of Control with respect to this Agreement or (z) an asset sale, subject in each case to the prior payment in full of the Obligations; (ii) the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall contain (x) no financial maintenance covenants, (y) no cross-default provisions other than cross-payment default and (z) no provisions limiting amendments to, or consents, waivers or other modifications with respect to, this Agreement or any other Loan Document; (iii) any other covenants and defaults or events of default contained in the documents, instruments and other agreements pursuant to which such Indebtedness is issued or outstanding shall not be more restrictive than those contained in this Agreement or other Loan Documents and shall not conflict with or violate the covenants and Defaults or Events of Default contained in this Agreement or the other Loan Documents; (iv) no Liens or security interests on or in the assets or properties of any Nexstar Entity shall be granted (or may arise at any time) to secure the repayment of such Indebtedness; (v) such Indebtedness has no scheduled payment of interest due or payable with respect thereto until after February 13, 2007; and (vi) any Guaranty Obligations of any Nexstar Entities with respect to such Indebtedness are subordinated to the Obligations on terms customary for high yield debt securities with substantially the same terms and conditions as the Permitted Borrower Subordinated Indebtedness described in subsection (a) of the definition thereof.

        "Permitted Liens" has the meaning specified in Section 8.02.

        "Permitted Parent Preferred Equity" means (A) Existing Parent Preferred Equity and (B) non-voting Capital Stock issued by the Ultimate Parent which (i) have no scheduled payments of cash dividends due or payable thereon until February 13, 2007, and no scheduled redemption or repurchase obligations with respect thereto until after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Loans, (ii) is not convertible, exchangeable or exercisable for any Indebtedness or any other Capital Stock other than (a) Capital Stock of the Ultimate Parent or (b) after February 13, 2007, unsecured Indebtedness of the Ultimate Parent having substantially the same terms as the Permitted Holdings Unsecured Indebtedness, (iii) is not redeemable at the option of the holder thereof until after the date that is 180 days after the Stated Maturity Date of the latest to mature of the Loans, other than with respect to customary redemption rights with respect to (x) a change of control of the Ultimate Parent which constitutes a Change of Control with respect to this Agreement or (y) an asset sale, subject in each case to the prior payment in full of the Obligations and customary subordination provisions for securities with substantially the same terms and conditions as the Permitted Parent Preferred Equity and (iv) does not have any blockage rights, covenants or default or cross-default provisions that could accelerate the payment of dividends or liquidation preference rights.

        "Permitted Seller Subordinated Indebtedness" means subordinated Indebtedness of the Borrower and/or its Subsidiaries permitted by Section 8.05(e) and incurred in connection with a transaction permitted under the terms of Section 8.04(b) (including by waiver or consent) and owed to a seller thereof or other party thereto as partial or full consideration therefor, on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Banks.

        "Person" means any natural person, corporation, firm, trust, partnership, business trust, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

        "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Nexstar Entity or any ERISA Affiliate sponsors or maintains or to which any Nexstar Entity or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan or Multiemployer Plan.

        "Pledge and Security Agreement" means the Pledge and Security Agreement dated as of January 12, 2001, pursuant to which each Credit Party has pledged or collaterally assigned 100% of the Capital Stock of each of its Subsidiaries, and any intercompany notes held by it.

        "Pledged Collateral" has the meaning specified in the Pledge and Security Agreement.

        "Pledged Entity" means each "Pledged Partnership" and each "Pledged Limited Liability Company" as these terms are defined in the Pledge and Security Agreement.

        "Preferred Redemption" means the redemption by the Ultimate Parent of the Existing Parent Preferred Equity, which redemption will be effected on the date of the Mergers and the Initial Public Offering by the Ultimate Parent distributing to the holders of the Existing Parent Preferred Equity (a) all or a portion of the promissory notes of Nexstar Finance Holdings II held by the Ultimate Parent (the "Holdings II Notes"), and (b) cash in an amount equal to the Cash Redemption Payment.

        "Prepayable Film Contract" means a contract evidencing a Film Obligation in which the amount owed by a Person or any of its Subsidiaries under such contract exceeds the remaining value of such contract to such Person or such Subsidiary, as reasonably determined by such Person.

        "Principal" means ABRY Partners, LLC or any Person that (i) directly or indirectly, is in control of, is controlled by, or is under common control with, ABRY Partners, LLC, and (ii) is organized primarily for the purpose of making equity or debt investments in one or more companies or a Person controlled by ABRY Partners, LLC. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

        "Pro Forma Basis" means a method of calculation using financial information of a specified date (and/or the applicable Measurement Period relating to such specified date, as applicable), but including in such calculation the financial effect of the relevant or proposed transactions (in connection with which such calculation is required to be made), as if such transactions had been consummated on the first day of the applicable Measurement Period or the date being tested (as applicable). Any calculation or preparation pursuant to the foregoing shall be made in good faith by the Borrower and shall be set forth in a certificate, as provided herein, furnished to the Banks showing such calculation (and the methodology used) in reasonable detail (with supporting schedules as to the results of operations of the assets Acquired or Disposed of, if applicable), which calculation or preparation and methodology shall be reasonably satisfactory to the Administrative Agent.

        "Pro Forma Compliance Certificate" means, for any Person, a Compliance Certificate with respect to the financial covenants in Section 8.09, prepared on a Pro Forma Basis with respect to the relevant proposed transaction for which such Pro Forma Compliance Certificate is required to be delivered and any other transactions relating thereto certifying and demonstrating that no Default or Event of Default exists both before and after giving effect to such proposed transaction, with such changes as acceptable to the Administrative Agent.

        "Ratification and Assumption Agreements" means, collectively, the Ratification and Assumption Agreement to be signed by the Ultimate Parent upon consummation of the Parent Mergers, substantially in the form of Exhibit L-1, the Ratification and Assumption Agreement to be signed by Nexstar Finance Holdings upon consummation of the Holdco Merger, substantially in the form of Exhibit L-2 and the Ratification and Assumption Agreement to be signed by Nexstar Finance, Inc. upon consummation of the Borrower Merger, substantially in the form of Exhibit L-3.

        "Real Property" means, with respect to any Person, all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

        "Recovery Event" means the receipt by any Nexstar Entity of any insurance or other cash proceeds payable by reason of theft, loss, physical destruction, condemnation or damage or any other similar event with respect to any property or assets of any Nexstar Entity.

        "Register" has the meaning specified in Section 11.07(b).

        "Reimbursement Obligations" means the obligation of the Borrower to reimburse the Issuing Bank, pursuant to Section 3.03, for amounts drawn under Letters of Credit.

        "Reinvestment Assets" means any assets owned by and to be employed in the business of the Borrower and its Subsidiaries as described in Section 8.01.

        "Reinvestment Election" has the meaning specified in Section 2.07(b).

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

        "Reinvestment Notice" means a written notice by the Borrower signed on its behalf by a Responsible Officer of the Borrower stating that the Borrower in good faith, intends and expects to use, or to cause a Subsidiary of the Borrower to use, all or a specified portion of the Net Cash Proceeds of a Disposition to purchase, construct or otherwise Acquire Reinvestment Assets.

        "Reinvestment Period" means the period commencing on the date of any Disposition and terminating on the date which is 365 days after such Disposition.

        "Reinvestment Prepayment Amount" means, with respect to any Reinvestment Election, the amount, if any, on the Reinvestment Prepayment Date relating thereto by which (i) the Anticipated Reinvestment Amount in respect of such Reinvestment Election exceeds (ii) the aggregate amount thereof expended by the Borrower and/or any of its Subsidiaries to Acquire Reinvestment Assets (including reasonable out-of-pocket disbursements in connection with any such Acquisition).

        "Reinvestment Prepayment Date" means, with respect to any Reinvestment Election, the earliest of (i) the date, if any, upon which the Administrative Agent, on behalf of the Majority Banks, shall have delivered a written termination notice to the Borrower, provided that such notice may only be given while a Default or an Event of Default exists, (ii) the last day of the relevant Reinvestment Period and (iii) the date on which the Borrower or any of its Subsidiaries shall have determined not to, or shall have otherwise ceased to, proceed with the purchase, construction or other Acquisition of Reinvestment Assets with the related Anticipated Reinvestment Amount.

        "Replaced Bank" has the meaning specified in Section 4.08(b).

        "Replacement Bank" has the meaning specified in Section 4.08(b).

        "Reportable Event" means, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

        "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of a court or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Responsible Officer" means, for each Credit Party, its chief executive officer, its president, any vice-president, its chief financial officer, controller, vice president-finance, treasurer or assistant treasurer, or any other officer having substantially the same authority and responsibility, in each case acting solely in such capacity and without personal liability.

        "Restricted Payment" means, as to any Person, (i) the authorization, declaration or payment of any Dividend by such Person or any of its Subsidiaries, (ii) the redemption, retirement, purchase or other acquisition, directly or indirectly, for consideration by such Person of any Capital Stock of such Person, or (iii) the making of any payment by any Nexstar Entity in respect of any principal of or interest on any Indebtedness other than Indebtedness incurred in accordance with Sections 8.05(a) through (d) and Sections 8.05(f) through (h).

        "Revolver Reallocation Letter" means that certain letter among the Revolving Banks permitting under certain circumstances the reallocation of the Revolving Commitment as described on Schedule 1.01(C).

        "Revolving Bank" means each Bank that has a Revolving Commitment or that is a holder of a Revolving Loan made under the Revolving Commitments.

        "Revolving Borrowing" means a Borrowing hereunder consisting of Revolving Loans made to the Borrower on the same Borrowing Date and, in the case of Eurodollar Loans, having the same Interest Periods.

        "Revolving Commitment" means, as to any Bank, the obligation of such Bank, if any, to make Revolving Loans (other than Incremental Revolving Loans) to, and issue or participate in Letter of Credit Obligations on behalf of, the Borrower hereunder in an aggregate principal amount not to exceed at any one time the amount set forth under the heading "Revolving Commitment" opposite such Bank's name on Schedule 2.01 or, in the case of any Bank that is an Eligible Assignee, the amount of the Revolving Commitment of the assigning Bank which is assigned to such Eligible Assignee in accordance with Section 11.07 and set forth in the applicable Assignment and Assumption (in each case as the same may be adjusted from time to time as provided herein), as such Revolving Commitment may be adjusted in accordance with the terms of the Revolver Reallocation Letter.

        "Revolving Commitment Fee" has the meaning specified in Section 2.09(a).

        "Revolving Commitment Percentage" means, as to any Bank at any time, (i) the percentage which the amount of such Bank's Revolving Commitment then constitutes of the sum of the amount of all Revolving Commitments, or (ii) at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Bank's Revolving Loans made under its Revolving Commitment then outstanding constitutes of the aggregate principal amount of all Revolving Loans made under the Revolving Commitments then outstanding.

        "Revolving Commitment Period" means the period from and including the Effective Date (with respect to the Revolving Commitments) or the effective date of the relevant Incremental Loan Amendment (with respect to each Incremental Revolving Commitment), as applicable, to but not including the Stated Revolving Credit Maturity Date.

        "Revolving Extensions of Credit" means, as to any Bank at any time, an amount equal to the sum of (i) the aggregate principal amount of all Revolving Loans held by such Bank then outstanding plus (ii) the amount of such Bank's participations in Letter of Credit Obligations.

        "Revolving Facility" means the revolving loan facility provided for in
Section 2.01(b).

        "Revolving Facility Percentage" means, as to any Bank at any time, (i) the percentage which (x) the sum of the amount of such Bank's Revolving Commitment plus the amount of all such Bank's Incremental Revolving Commitments, if any, then constitutes of (y) the sum of the amount of the Aggregate Revolving Commitment plus the amount of the Aggregate Incremental Revolving Commitment, or
(ii) at any time after the Revolving Commitments and the

Incremental Revolving Commitments have expired or terminated, the percentage which the aggregate principal amount of such Bank's Revolving Loans then outstanding constitutes of the aggregate principal amount of all Revolving Loans then outstanding.

        "Revolving Loan" has the meaning specified in Section 2.01(b), as modified by Section 2.01(c).

        "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors.

        "Sale and Leaseback Transaction" means any arrangement, directly or indirectly, with any Person whereby a seller or transferor shall sell or otherwise transfer any real or personal property and then or thereafter lease, or repurchase under an extended purchase contract, conditional sales or other title retention agreement, the same or similar property.

        "Security Agreement" means the Security Agreement dated as of January 12, 2001, pursuant to which each Nexstar Entity has granted security interests in its assets.

        "Security Agreement Collateral" has the meaning specified in the Security Agreement.

        "Security Documents" means collectively the Pledge and Security Agreement, the Security Agreement, each Mortgage and each Joinder to Pledge and Security Agreement and Joinder to Security Agreement executed and delivered by any Credit Party pursuant to any Loan Document or otherwise, as any of the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time.

        "Security Instrument" means any security agreement, chattel mortgage, assignment, pledge agreement, financing or similar statement or notice, continuation statement, other agreement or instrument, or amendment or supplement to any thereof, providing for, evidencing or perfecting any security interest.

        "Shared Services Agreement" means a shared services arrangement or other similar arrangement pursuant to which two Persons owning separate television broadcast stations agree to share the costs of certain services and procurements which they individually require in connection with the ownership and operation of one television broadcast station, whether through the form of joint or cooperative buying arrangements or the performance of certain functions relating to the operation of one television broadcast station by employees of the owner and operator of the other television broadcast station, including, but not limited to, the co-location of the studio, non-managerial administrative and/or master control and technical facilities of such television broadcast station and/or the sharing of maintenance, security and other services relating to such facilities.

        "Significant Station" on any date means any Station, if the Consolidated Operating Cash Flow for such Station exceeds 10% of the sum of the Consolidated Operating Cash Flow for all Stations and the corporate overhead expenses for all Stations, in each case determined for the Measurement Period for such date; provided that, for purposes of this definition and Section 9.01(n), two or more Stations that substantially simulcast the same programming will be deemed to be a single Station so long as they do so.

        "Solvency Certificate" means a certificate of the Nexstar Entities executed on their behalf by the Chief Financial Officer of each of the Nexstar Entities, substantially in the form of Exhibit M.

        "Solvent" means, when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "fair value" or "present fair saleable value" of the assets of such Person (on a going-concern basis) will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise," as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) such fair value or present fair saleable value of the assets of such Person (on a going-concern basis) will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim," (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) unliquidated, contingent, disputed and unmatured claims shall be valued at the amount that can be reasonably expected to be actual and matured.

        "Sook" means Perry Sook, an individual residing on the Effective Date in the State of Texas.

        "Stated Maturity Date" means (i) with respect to Revolving Loans, the Stated Revolving Credit Maturity Date, and (ii) with respect to Term B Loans, the Stated Term B Maturity Date.

        "Stated Revolving Credit Maturity Date" means the date which is nine months prior to the earlier of (x) the maturity of any Permitted Borrower Subordinated Indebtedness that is then outstanding and (y) the maturity of any Permitted Holdings Unsecured Indebtedness that is then outstanding, provided that, notwithstanding the foregoing, in no event shall such date be later than December 31, 2009.

        "Stated Term B Maturity Date" means the date which is six months prior to the earlier of (x) the maturity of any Permitted Borrower Subordinated Indebtedness that is then outstanding and (y) the maturity of any Permitted Holdings Unsecured Indebtedness that is then outstanding, provided that, notwithstanding the foregoing, in no event shall such date be later than December 31, 2010.

        "Station" means, at any time (i) the Acquired Properties, (ii) each television station listed in Schedule 6.16 hereto, (iii) any television station licensed by the FCC to any Nexstar Entity on, or at any time after, the Effective Date and (iv) any television station that is the subject of an Acquisition, Local Marketing Agreement, Joint Sales Agreement or Shared Services Agreement consented to by the Majority Banks or otherwise permitted under
Section 8.04 (including by waiver or consent). This definition of "Station" may be used with respect to any single television station meeting any of the preceding requirements or all such television stations, as the context requires.

        "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Additionally, in calculating financial covenants or financial performance (including the calculation of Excess Cash Flow) and for financial reporting purposes, the financial position and results of the Mission Borrower shall be included as if it were a Wholly-Owned Subsidiary of the Borrower and any television station owned by a Mission Entity were a "Station" so long as Joint Sales Agreements, Shared Services Agreements and/or Local Marketing Agreements between the Mission Entities and one or more Subsidiaries of the Borrower, covering all of the television broadcast stations of the Mission Entities, are in full force and effect.

        "Subsidiary Guarantor" means each Subsidiary of the Borrower.

        "Subsidiary Guaranty Agreement" means the Subsidiary Guaranty Agreement of the Subsidiary Guarantors dated as of January 12, 2001, as the same may be amended, supplemented and/or otherwise modified from time to time.

        "Supermajority Banks" means, at any time, (i) Banks whose respective Facility Percentages aggregate more than 66 2/3% and (ii) Revolving Banks having more than 66 2/3% of the Aggregate Combined Revolving Commitment (as in effect at such time) or, if the Aggregate Combined Revolving Commitment has been terminated in full, the aggregate principal amount of outstanding Revolving Loans and Letter of Credit Obligations.

        "Syndication Agent" means Bear Stearns Corporate Lending Inc., in its capacity as Syndication Agent for the Banks hereunder, and any successor to such agent.

        "Taxes" has the meaning specified in Section 4.01(a).

        "Television Broadcasting Business" means a business substantially all of which consists of the construction, ownership, operation, management, promotion, extension or other utilization of any type of television broadcasting system or any similar television broadcasting business, including the syndication of television programming, the obtaining of a license or franchise to operate such a system or business, and activities incidental thereto, such as providing production services.

        "Television Company" means any Nexstar Entity, to the extent such Person owns or operates a Station.

        "Term B Bank" means each Bank that has a Term B Commitment or that is the holder of a Term B Loan made under the Term B Commitments.

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

        "Term B Commitment" means, as to any Bank, the obligation of such Bank, if any, to make Term B Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading "Term B Commitment" opposite such Bank's name on Schedule 2.01.

        "Term B Facility Percentage" means, as to any Bank at any time, the percentage which (i) the sum of all of such Bank's Term B Loans then outstanding constitutes of (ii) the sum of the Aggregate Outstanding Term B Loan Balance.

        "Term B Loan" has the meaning specified in Section 2.01(a)(i).

        "Tranche" means the collective reference to Eurodollar Loans made by the Banks to the Borrower, the then current Interest Periods with respect to which begin on the same date and end on the same later date, whether or not such Loans shall originally have been made on the same day.

        "Transaction" means collectively, the incurrence of the Loans and other extensions of credit to be made to the Nexstar Entities on the Effective Date and the refinancing of the Loans under the Existing Nexstar Credit Agreement.

        "Transferee" has the meaning specified in Section 11.08.

        "Ultimate Parent" means Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company; provided that upon consummation of the Parent Mergers, the "Ultimate Parent" shall mean the survivor of the Parent Mergers.

        "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

        "United States" and "U.S." each means the United States of America.

        "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

        "Wholly-Owned Subsidiary" means, as to any Person, (i) any corporation 100% of whose common stock (other than director's or other qualifying shares) is at the time owned by such Person and/or one or more direct or indirect Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association or other entity in which such Person and/or one or more direct or indirect Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

        1.02    Other Definitional Provisions.

                (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have such defined meanings when used in any Exhibit, Schedule or other Loan Document or any certificate or other document made or delivered pursuant hereto. The meanings of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

                (b) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                (c) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                (d) The terms "including" or "include" are not limiting and mean "including without limitation" or "include without limitation".

                (e) References in this Agreement or any other Loan Document to knowledge by any Credit Party of events or circumstances shall be deemed to refer to events or circumstances of which a Responsible Officer of such Person has actual knowledge or reasonably should have knowledge.

                (f) References in this Agreement or any other Loan Document to financial statements shall be deemed to include all related schedules and notes thereto.

                (g) Except as otherwise specified herein, all references to any Governmental Authority or Requirement of Law defined or referred to herein shall be deemed references to such Governmental Authority or Requirement of Law or any successor Governmental Authority or Requirement of Law, and any rules or regulations promulgated thereunder from time to time, in each case as the same may have been or may be amended or supplemented from time to time.

                (h) References herein to a certification or statement of an officer of a Person or other individual shall mean a certification or statement of such Person, which is executed on behalf of such Person by such individual in his or her capacity as an officer of such Person.

                (i) Subject to the definitions of the terms "Interest Period" and "Interest Payment Date" in Section 1.01, whenever any performance obligation hereunder shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including." If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                (j) Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

                (k) References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing such statute or regulation.

        1.03 Accounting Principles. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted in accordance with GAAP. Unless the context otherwise clearly requires, all financial computations required under this Agreement shall be made in accordance with GAAP; provided that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VIII or the definition of any term used therein to eliminate the effect of any change in GAAP occurring after the Effective Date or the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Majority Banks wish to amend Article VIII or any such definition for such purpose), then compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant or definition is amended in a manner satisfactory to the Borrower and the Majority Banks. Borrower shall notify the Administrative Agent of any change in GAAP that would have a material effect whether or not the Borrower wishes to adopt that change.

        1.04 Classes and Types of Loans and Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Section 2.03 on the same date, all of which Loans are of the same Class and Type and, in the case of Eurodollar Loans, have the same initial Interest Period. Loans made under this Agreement are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a commitment to make such a Loan or of a Borrowing comprised of such Loans) refers to the determination of whether such commitment or Loan is (a) a Revolving Commitment or a Revolving Loan made under the Revolving Commitments, (b) an Incremental Revolving Commitment relating to a specified Incremental Facility or an Incremental Revolving Loan made under such Incremental Facility, (c) a Term B Commitment or a Term B Loan made under the Term B Commitments or (d) an Incremental Term Commitment relating to a specified Incremental Facility or an Incremental Term Loan made under such Incremental Facility, each of which constitutes a "Class". The "Type" of a Loan refers to the determination whether such Loan is a Eurodollar Loan or a Base Rate Loan, each of which constitutes a "Type". Identification of a Loan (or of a Commitment to make such a Loan or of a Borrowing comprised of such Loans) by both Class and Type, e.g., a "Eurodollar Incremental Term Loan", indicates that such Loan is both an Incremental Term Loan and a Eurodollar Loan (or that such Borrowing is comprised of such Loans).

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

                                   ARTICLE II.

                              THE CREDIT FACILITIES

2.01    Amounts and Terms of Commitments.

        (a)     The Term B Loans.

                (i) Each Term B Bank severally agrees, subject to the terms and conditions hereinafter set forth, to make a term loan (each, a "Term B Loan") to the Borrower on the Effective Date (and not thereafter) in an aggregate principal amount not to exceed the Term B Loan Commitment of such Term B Bank; provided however that after giving effect to any Term B Loan made under a Term B Commitment, the aggregate principal amount of all outstanding Term B Loans made under the Term B Commitments shall not exceed the Aggregate Term B Commitment. Within such limits, and subject to the other terms and conditions of this Agreement, the Borrower may borrow Term B Loans under this Section 2.01(a)(i); provided that amounts borrowed as Term B Loans which are repaid or prepaid may not be reborrowed. The Term B Commitments shall automatically and permanently terminate effective as of February 14, 2003.

                (ii) Term B Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or a combination thereof, as determined by the Borrower pursuant to Section 2.03(b) or Section 2.04.

        (b) The Revolving Loans. Each Revolving Bank severally agrees, subject to the terms and conditions hereinafter set forth, to make revolving loans (each, a "Revolving Loan") to the Borrower from time to time on any Business Day, during the Revolving Commitment Period, in an aggregate principal amount not to exceed at any time outstanding the Revolving Commitment of such Revolving Bank; provided, however that after giving effect to any Revolving Loan made under a Revolving Commitment, the aggregate principal amount of all outstanding Revolving Loans made under the Revolving Commitments plus the aggregate amount of all outstanding Letter of Credit Obligations shall not exceed the Aggregate Revolving Commitment. Within such limits, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this Section 2.01(b), prepay Revolving Loans pursuant to Section 2.06 or
2.07 and reborrow Revolving Loans pursuant to this Section 2.01(b). Revolving Loans may from time to time be (i) Eurodollar Loans or (ii) Base Rate Loans or a combination thereof, as determined by the Borrower pursuant to Section 2.03(b) and Section 2.04.

        (c)     The Incremental Loans.

                (i) So long as no Default or Event of Default has occurred and is continuing, at any time and from time to time prior to March 31, 2005, the Borrower may request pursuant to the procedure set forth in, and in accordance with the terms of, Section 2.16, the addition of an Incremental Facility consisting of either an increase to the existing revolving facility or a new tranche of revolving loans (each, an "Incremental Revolving Loan") or an increase to the existing term loan or a new tranche of term loans (each, an "Incremental Term Loan"); provided however that the Borrower may not make a request for an Incremental Facility if after giving effect thereto the sum of all then outstanding Incremental Revolving Loans, unused Incremental Revolving Commitments, outstanding Incremental Term Loans and unused Incremental Term Commitments would exceed the Maximum Incremental Amount. Each Incremental Facility shall:

                        (A) be in an amount not less than the excess of
                $25,000,000 over the amount of any Mission Incremental Facility made simultaneously therewith; provided that the sum of all then outstanding Incremental Revolving Loans, unused Incremental Revolving Commitments, Incremental Revolving Loans (as that term is defined in the Mission Credit Agreement) of the Mission Borrower and unused Incremental Revolving Commitments (as that term is defined in the Mission Credit Agreement) of the Mission Borrower shall not exceed $25,000,000;

                        (B) unless otherwise specifically provided in this
                Agreement, upon the effectiveness of the Incremental Revolving Commitment or Incremental Term Commitment relating thereto as provided in Section 2.01(c)(ii), be deemed to be a Revolving Loan or a Term B Loan as defined herein, as applicable, for all purposes under this Agreement, including for purposes of the sharing of Collateral and guarantees under the Guaranty Agreements all on a pari passu basis with all other Obligations;

                        (C) have such pricing as may be agreed by the Borrower
                and the Banks providing such Incremental Revolving Loans and/or Incremental Term Loans pursuant to the provisions of this
                Section 2.01(c) and Section 2.16; and

                        (D) except as specifically provided in this subsection
                (D) and subsection (C) above or in Section 2.08, otherwise have all of the same terms and conditions as the Revolving Loans that are not Incremental Revolving Loans (if such Incremental Loans are Incremental Revolving Loans) or as the Term B Loans (if such Incremental Loans are Term B Loans); provided that notwithstanding anything to the contrary contained herein, the maturity date of the Incremental Term Loans shall be the Incremental Term Maturity Date.

        In addition, unless otherwise specifically provided in this Agreement, all references in the Loan Documents to Revolving Loans and to Term B Loans shall be deemed, as the context requires, to include references to Incremental

        Revolving Loans and Incremental Term Loans, respectively, made pursuant to this Agreement. No Bank shall have any obligation to make an Incremental Loan unless and until it commits to do so. Subject to the proviso at the end of Section 2.16(a), Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to (x) an amendment (each, an "Incremental Loan Amendment") to this Agreement executed by the Borrower, each Bank or other approved financial institution agreeing to provide such Commitment (and no other Bank shall be required to execute such amendment), and the Administrative Agent, and (y) any amendments to the other Loan Documents (executed by the relevant Credit Party and the Administrative Agent only) as the Administrative Agent shall reasonably deem appropriate to effect such purpose. Notwithstanding anything to the contrary contained herein, the effectiveness of such Incremental Loan Amendment shall be subject to the receipt by the Administrative Agent of a certificate of the Borrower executed by a Responsible Officer of the Borrower certifying that immediately prior to and after giving effect to the incurrence of the Incremental Facility (A) each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects, (B) the Borrower is in compliance with each of the financial covenants contained in Section 8.09 and set forth in a Pro Forma Compliance Certificate delivered to the Administrative Agent, based on financial projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis giving effect to any Borrowing made hereunder on such date and the consummation of any related transaction and (C) no Default or Event of Default shall have occurred and be continuing or be caused by the incurrence of the Incremental Facility.

                (ii) So long as (x) the Borrower shall have given the Administrative Agent no less than five Business Days' prior notice of the effectiveness thereof and (y) any financial institution not theretofore a Bank which is providing an Incremental Revolving Commitment and/or an Incremental Term Commitment shall have become a Bank under this Agreement pursuant to an Incremental Loan Amendment, the Incremental Revolving Commitment and/or Incremental Term Commitment being requested by the Borrower shall become effective under this Agreement upon the effectiveness of such Incremental Loan Amendment. Upon such effectiveness, Schedule 2.01 shall be deemed amended to reflect such Commitments. In the event that an Incremental Facility shall have become effective, the Bank or Banks providing such Incremental Revolving Commitments or Incremental Term Commitments shall be deemed to have agreed, severally and not jointly, upon the terms and subject to the conditions of this Agreement, (A) with respect to Incremental Term Commitments, to make an Incremental Term Loan in the amount of the Incremental Term Commitment of such Bank on the effective date of the applicable Increment Loan Amendment and (B) with respect to Incremental Revolving Commitments, to make from time to time during the period from the date of the effectiveness of the applicable Incremental Loan Amendment through the Maturity Date, one or more Incremental Revolving Loans to the Borrower pursuant to the provisions of Section
        2.03 in an aggregate

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

        principal amount not exceeding at any time the Incremental Revolving Commitment of such Bank at such time.

        2.02    Loan Accounts; Notes.

                (a) Loan Accounts. The Loans made by each Bank shall be evidenced by one or more loan accounts maintained by such Bank and the Administrative Agent in the ordinary course of business. The loan accounts maintained by the Administrative Agent shall, in the event of a discrepancy between the entries in the Administrative Agent's books and any Bank's books relating to such loan accounts, be controlling and, absent manifest error, shall be conclusive as to the amount of the Loans made by the Banks to the Borrower, the interest and payments thereon and any other amounts owing in respect of this Agreement. Any failure to make a notation in any such loan account or any error in doing so shall not limit or otherwise affect the obligations of the Borrower hereunder to pay any amount owing with respect to the Loans.

                (b) Notes. If requested by any Bank, the Borrower shall execute and deliver to such Bank (and deliver a copy thereof to the Administrative Agent) one or more promissory notes evidencing the Loans owing to such Bank pursuant to this Agreement. Any such note shall be in a form prescribed by the Administrative Agent substantially in the form of Exhibit L or Exhibit N, as applicable, and shall be entitled to all of the rights and benefits of this Agreement and the other Loan Documents.

        2.03    Procedure for Borrowing.

                (a) Procedure for Revolving Loan Borrowings. Subject to the terms and conditions of this Agreement, the Borrower may borrow under the Revolving Commitments and/or under any Incremental Revolving Commitments comprising an Incremental Facility then in effect, in each case on any Business Day during the Revolving Commitment Period; provided that the Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date otherwise, specifying (A) the aggregate amount of the Borrowing, (B) the requested Borrowing Date, (C) the Type or Types of Revolving Loans comprising such Borrowing, and (D) if the Borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each Tranche and the respective lengths of the initial Interest Periods therefor (subject to the provisions of the definition of Interest Period). Each Borrowing under the Revolving Commitments or under any Incremental Facility consisting of Incremental Revolving Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if the Aggregate Available Revolving Commitment is less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, each Tranche shall be $1,000,000 or a whole multiple of $500,000 in excess thereof. Upon receipt of a Notice of Borrowing with respect to a Borrowing under this Section 2.03(a), the Administrative Agent shall promptly notify each relevant Bank of such Borrowing. Each Revolving

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

        Bank will make the amount of its pro rata share of each requested Borrowing made under the Revolving Facility and the applicable Incremental Facility, as applicable, available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office prior to 1:00 P.M., Dallas, Texas time on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Unless any applicable condition as set forth in
        Article V has not been satisfied, the proceeds of such Borrowing or Borrowings will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower.

                (b) Procedure for Term B Loan Borrowings. Subject to the terms and conditions of this Agreement, the Borrower may borrow (i) under the Term B Commitments on the Effective Date, and (ii) under any Incremental Facility consisting of Incremental Term Commitments on the effective date of the relevant Incremental Loan Amendment therefor; provided in each case that the Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 11:00 A.M., Dallas, Texas time, (i) three Business Days prior to the requested Borrowing Date, if all or any part of the Borrowings are to be initially Eurodollar Loans, or (ii) one Business Day prior to the requested Borrowing Date otherwise, requesting that the Banks participating in such Borrowing make the Term B Loans on the Effective Date or the effective date of the relevant Incremental Loan Amendment, as applicable, and specifying (A) the aggregate amount of the Borrowing,
        (B) the Class of Loans comprising such Borrowing, (C) the Type or Types of Term B Loans comprising such Borrowing, and (D) if the Borrowing is to be entirely or partly Eurodollar Loans, the respective amounts of each Tranche (which shall be $1,000,000 or a whole multiple of $500,000 in excess thereof) and the respective lengths of the initial Interest Periods therefor (subject to the provisions of the definition of Interest Period). Upon receipt of a Notice of Borrowing with respect to a Borrowing under this Section 2.03(b), the Administrative Agent shall promptly notify each relevant Bank of such Borrowing. Each Term B Bank will make the amount of its pro rata share of each requested Borrowing made under the Term B Commitments and each relevant Incremental Term Bank will make its pro rata share of each requested Borrowing made under the applicable Incremental Facility, as applicable, available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office prior to 1:00 P.M., Dallas, Texas time, on the requested Borrowing Date, in funds immediately available to the Administrative Agent. Unless any applicable condition as set forth in Article V has not been satisfied, the proceeds of such Borrowing or Borrowings will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower.

                (c) No Eurodollar Loans made during an Event of Default. During the existence of an Event of Default, the Borrower may not elect to have a Loan be made as a Eurodollar Loan.

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

                (d) Limit on Eurodollar Loans. After giving effect to any Borrowing or Borrowings, there shall not be more than five different Interest Periods in effect in respect of all Loans which are Eurodollar Loans.

        2.04    Conversion and Continuation Elections for all Borrowings.

                (a) Election for Conversion/Continuation. The Borrower may upon irrevocable written notice (or telephonic notice immediately confirmed in writing) to the Administrative Agent in accordance with
        Section 2.04(b): (i) elect to convert on any Business Day, any Base Rate Loans (or any part thereof in an amount of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof) into Eurodollar Loans; (ii) elect to convert on the last day of the Interest Period with respect thereto, any Eurodollar Loans (or any part thereof in an amount of not less than $1,000,000 or an integral multiple of $500,000 in excess thereof) into Base Rate Loans; or (iii) elect to continue on the last day of the Interest Period with respect thereto, any Eurodollar Loans (or any part thereof in an amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof); provided, however that if the aggregate amount of a Borrowing comprised of Eurodollar Loans shall have been reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, the Eurodollar Loans comprising such Borrowing shall automatically convert into Base Rate Loans on the last day of the then-current Interest Period therefor, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, Eurodollar Loans shall terminate.

                (b) Notice of Conversion/Continuation. The Borrower shall deliver a Notice of Conversion/Continuation in accordance with Section
        11.02 to be received by the Administrative Agent not later than (i) 11:00 A.M. Dallas, Texas time not less than three Business Days in advance of the Conversion Date or Continuation Date if any Loans are to be converted into or continued as Eurodollar Loans and (ii) 11:00 A.M. Dallas, Texas time not less than one Business Day in advance of the Conversion Date, if any Loans are to be converted into Base Rate Loans, specifying (A) the proposed Conversion Date or Continuation Date, which shall be a Business Day, (B) the aggregate principal amount of Loans to be converted or continued, (C) the nature of the proposed conversion or continuation and (D) the duration of the requested Interest Period, if applicable.

                (c) Failure to Elect Interest Period. If upon the expiration of any Interest Period applicable to Eurodollar Loans, the Borrower has failed to timely select a new Interest Period, such Loans shall automatically convert into Base Rate Loans.

                (d) Notice to Banks. Upon receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each Bank thereof, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans with respect to which the notice was given.

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

                (e) No Conversion/Continuation During Event of Default. During the existence of an Event of Default, the Borrower may not elect to have a Loan converted into or continued as a Eurodollar Loan.

                (f) Limitation on Interest Periods. Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than five different Interest Periods in effect in respect of all Loans which are Eurodollar Loans.

        2.05    Reduction and Termination of Commitments.

                (a) The Borrower may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate or permanently reduce the Aggregate Revolving Commitment, without premium or penalty, by an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof; provided, however that no such termination or reduction shall be permitted if after giving effect thereto and to any prepayment of Revolving Loans made under the Revolving Commitments which are made on the effective date of such termination or reduction (x) the then outstanding principal amount of all Revolving Loans made under the Revolving Commitments plus the amount of the then outstanding Letter of Credit Obligations would exceed the Aggregate Revolving Commitment then in effect or (y) the aggregate amount of all Letter of Credit Obligations would exceed the Letter of Credit Commitment then in effect; and provided further that once reduced in accordance with this Section 2.05(a), the Aggregate Revolving Commitment may not be increased. Any reduction of the Aggregate Revolving Commitment pursuant to this Section 2.05(a) shall be applied pro rata to each Bank's Revolving Commitment. All accrued commitment and letter of credit fees to the effective date of any reduction or termination of the Aggregate Revolving Commitment shall be paid on the effective date of such reduction or termination. The Administrative Agent shall promptly notify the affected Banks of any such reduction or termination of the Aggregate Revolving Commitment.

                (b) The Borrower may, upon not less than five Business Days' prior notice to the Administrative Agent, terminate or permanently reduce the Incremental Revolving Commitments under an Incremental Facility, without premium or penalty, by an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof; provided, however that no such termination or reduction shall be permitted if after giving effect thereto and to any prepayment of the Incremental Revolving Loans made under such Incremental Facility which are made on the effective date of such termination or reduction, the then outstanding principal amount of the Incremental Revolving Loans made under such Incremental Facility would exceed the total amount of such Incremental Revolving Commitments then in effect with respect to such Incremental Facility; and provided further that once reduced in accordance with this Section 2.05(b), such Incremental Revolving Commitments may not be increased. Any reduction of Incremental Revolving Commitments under an Incremental Facility pursuant to this Section 2.05(b) shall be applied pro rata to each applicable Incremental Revolving Bank's Incremental Revolving Commitment under such Incremental Facility. All accrued commitment fees to the effective date of any such reduction or termination of

        Incremental Revolving Commitments shall be paid on the effective date of such reduction or termination. The Administrative Agent shall promptly notify the affected Incremental Banks of any such reduction or termination of Incremental Revolving Commitments under an Incremental Facility.

                (c) The Aggregate Term B Commitment shall automatically terminate effective as of the day after the Effective Date. The Incremental Term Commitments under any Incremental Facility shall terminate effective as of the day after the effective date of the Incremental Loan Amendment relating thereto.

        2.06    Voluntary Prepayments.

                (a) The Borrower may, prior to 11:00 A.M. Dallas, Texas time, upon at least three Business Days' written notice by the Borrower to the Administrative Agent in the case of Eurodollar Loans, and prior to 9:00 A.M. Dallas, Texas time, upon two Business Days' written notice on any Business Day in the case of Base Rate Loans, prepay Revolving Loans and/or Term B Loans, as the Borrower may elect, in whole or in part, in amounts of $1,000,000 or an integral multiple of $500,000 in excess thereof.

                (b)     Any notice of prepayment delivered pursuant to this
        Section 2.06 shall specify the date and amount of such prepayment, whether the prepayment is to be made with respect to Revolving Loans and/or Term B Loans and the Type of Loans to be prepaid. The Administrative Agent will promptly notify each affected Bank thereof and of such Bank's pro rata portion of such prepayment. If such notice is given by the Borrower and not withdrawn, the Borrower shall make such prepayment, and the payment amount specified in such notice shall be due and payable, on the date specified therein together with accrued interest to each such date on the amount prepaid and the amounts, if any, required pursuant to Section 4.04; provided that interest to be paid in connection with any such prepayment of Base Rate Loans (other than a prepayment in full) shall instead be paid on the next occurring Interest Payment Date.

                (c)     Any prepayment of Term B Loans pursuant to this Section
        2.06 shall be applied to the remaining scheduled installments of Term B Loans to be made pursuant to Section 2.08(a) pro rata (based on the then remaining amounts of such remaining installments).

        2.07    Mandatory Prepayments.

                (a)     (i)    If on any date the aggregate unpaid principal
        amount of outstanding Revolving Loans made under the Revolving Commitments, plus the outstanding Letter of Credit Obligations (to the extent not Cash Collateralized pursuant to clause (ii) below or as provided for in Section 3.07) exceeds the Aggregate Revolving Commitment, then the Borrower shall immediately prepay the amount of such excess. Any payments on Revolving Loans made under the Revolving Commitments pursuant to this Section 2.07(a)(i) shall be applied pro rata among the Banks with Revolving Commitments.

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

                        (ii) If on any date the aggregate amount of all Letter of Credit Obligations shall exceed the Letter of Credit Commitment, the Borrower shall Cash Collateralize on such date an amount equal to the excess of the Letter of Credit Obligations over the Letter of Credit Commitment.

                        (iii) If on any date the aggregate unpaid principal amount of outstanding Incremental Revolving Loans made under an Incremental Facility exceeds the aggregate amount of the Incremental Revolving Commitments relating to such Incremental Facility, then the Borrower shall immediately prepay the amount of such excess. Any payments on Incremental Revolving Loans made under an Incremental Facility pursuant to this Section 2.07(a)(iii) shall be applied pro rata among the applicable Incremental Banks having Incremental Revolving Commitments with respect to such Incremental Facility.

                (b)     (i)     If on any date any Nexstar Entity shall make any
        Disposition, an amount equal to 100% of the Net Cash Proceeds from such Disposition shall be applied on such date to prepay outstanding principal of the Term B Loans and the Revolving Loans on a pro rata basis among such Loans, provided that with respect to no more than $1,000,000 in the aggregate of the Net Cash Proceeds received in connection with any Disposition, the Net Cash Proceeds therefrom shall not be required to be so applied if no Default or Event of Default then exists and, provided further, that this requirement for mandatory prepayment will be further reduced to the extent that the Borrower elects, as hereinafter provided, to attempt to cause some or all of such Net Cash Proceeds to be reinvested in Reinvestment Assets. The Borrower may elect to attempt to cause some or all of the Net Cash Proceeds from a Disposition to be reinvested in Reinvestment Assets during the Reinvestment Period (a "Reinvestment Election") if (x) no Default or Event of Default exists on the date of such Reinvestment Election and
        (y) if such Reinvestment Election is made by the delivery of a Reinvestment Notice to the Administrative Agent on or before the date of the consummation of such Disposition, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Disposition equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice.

                        (ii) Nothing in this Section 2.07(b) shall be deemed to permit any Disposition not otherwise permitted under this Agreement.

                        (iii) On the Reinvestment Prepayment Date with respect to a Reinvestment Election, an amount equal to the Reinvestment Prepayment Amount, if any, for such Reinvestment Election shall be applied to prepay outstanding principal of the Term B Loans and the Revolving Loans on a pro rata basis among such Loans.

                (c) Within 90 days after any Nexstar Entity receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event and the collection of the proceeds thereof) shall be applied to prepay outstanding principal of the Term B Loans and the Revolving Loans on a pro rata basis among such Loans; provided that so long as no

        Default or Event of Default then exists, this requirement for mandatory prepayment shall be reduced by any amounts (i) actually applied on or before such 90th day or (ii) committed in writing on or before such 90th day to be applied to the replacement or restoration of the assets subject to such Recovery Events within 365 days after such Recovery Event and; provided further that with respect to no more than $1,000,000 in the aggregate of the proceeds received from any Recovery Event, the proceeds therefrom shall not be required to be so applied if no Default or Event of Default then exists.

                (d) On each date which is 90 days after the last day of each Fiscal Year commencing with the Fiscal Year ending on December 31, 2003, an amount equal to 75% of the Excess Cash Flow of the Borrower for such Fiscal Year shall be applied to prepay outstanding principal of the Term B Loans and the Revolving Loans on a pro rata basis among such Loans; provided that (A) if the Consolidated Total Leverage Ratio on the last day of each of the last two consecutive Fiscal Quarters during such Fiscal Year is equal to or less than 5.50:1.00, an amount equal to 50%, and not 75%, of the Excess Cash Flow of the Borrower for such Fiscal Year shall be applied to prepay outstanding principal of the Term B Loans and the Revolving Loans on a pro rata basis among such Loans, and
        (B) if the Consolidated Total Leverage Ratio on the last day of each of the last two consecutive Fiscal Quarters during such Fiscal Year is equal to or less than 4.50:1.00, then no payment in respect of such Fiscal Year shall be required pursuant to this Section 2.07(d) and, provided further that with respect to each Fiscal Year, the amount which would otherwise be payable pursuant to this Section 2.07(d) may be reduced by $1,000,000 so long as no Default or Event of Default exists on such 90th day.

                (e) On the Business Day after the date of the receipt by any Nexstar Entity of Net Issuance Proceeds from any sale or issuance of Capital Stock (including the Permitted Parent Preferred Equity described in Section 8.05(l)) or cash capital contribution other than Excluded Proceeds, the Borrower shall prepay outstanding principal of the Term B Loans and the Revolving Loans, on a pro rata basis among such Loans, in an amount equal to 50% of such Net Issuance Proceeds, provided so long as no Default or Event of Default exists on the date of such issuance, the amount of the prepayments required to be made under this Section 2.07(e) shall be reduced to the extent (but only to the extent) that such Net Issuance Proceeds are used or to be used in connection with an Acquisition made in accordance with the terms of Section 8.04 (including by waiver or consent) which a Nexstar Entity commits to in writing pursuant to a stock purchase agreement (or similar agreement) prior to or not later than six months after the date of such issuance; provided further that at any time after the expiration of the six month period, if (A) the definitive agreement executed in connection with any such Acquisition is terminated, expired or otherwise becomes ineffective prior to the consummation of such Acquisition, (B) the Borrower is no longer pursuing the consummation of the Acquisition in good faith or (C) such Acquisition is not consummated within 18 months from the date the Nexstar Entity committed in writing to such Acquisition, then the amount of prepayments required to be made under this Section 2.07(e) shall be increased by the amount of such Net Issuance Proceeds that were not used to consummate such Acquisition.

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                (f)     If on any date any Nexstar Entity shall incur or issue
        any Indebtedness (other than the Permitted Parent Preferred Equity described in Section 8.05(l) and Indebtedness described in subsections
        (a) - (d), (f) - (i) and (k) of Section 8.05), then on each such date of incurrence or issuance an amount equal to the amount of the Net Debt Proceeds received with respect to such Indebtedness shall be applied to prepay outstanding principal of the Term B Loans and the Revolving Loans, on a pro rata basis among such Loans; provided so long as no Default or Event of Default exists on the date of such incurrence or issuance, the amount of the prepayments required to be made under this
        Section 2.07(f) shall be reduced to the extent (but only to the extent) that such Net Debt Proceeds are used or to be used in connection with an Acquisition made in accordance with Section 8.04 (including by waiver or consent) which a Nexstar Entity commits to in writing pursuant to a stock purchase agreement (or similar agreement) prior to or not later than six months after the date of such incurrence or issuance of Indebtedness; provided further that at any time after the expiration of the six month period, if (A) the definitive agreement executed in connection with any such Acquisition is terminated, expired or otherwise becomes ineffective prior to the consummation of such Acquisition, (B) the Borrower is no longer pursuing the consummation of the Acquisition in good faith or (C) such Acquisition is not consummated within 18 months from the date the Nexstar Entity committed in writing to such Acquisition, then the amount of prepayments required to be made under this Section 2.07(f) shall be increased by the amount of such Net Debt Proceeds that were not used to consummate such Acquisition.

                (g) The Borrower shall pay, together with each prepayment under this Section 2.07, accrued interest on the amount prepaid and any amounts required pursuant to Section 4.04; provided that interest to be paid in connection with any such prepayment of Base Rate Loans (other than a prepayment in full) shall instead be paid on the next occurring Interest Payment Date.

                (h) Any prepayments pursuant to this Section 2.07 made on a day other than an Interest Payment Date for any Loan shall be applied first to any Base Rate Loans then outstanding and then to Eurodollar Loans with the shortest Interest Periods remaining.

                (i)     Any prepayment of Term B Loans pursuant to this Section
        2.07 shall be applied to the remaining scheduled installments of Term B Loans to be made pursuant to Section 2.08(a), pro rata (based on the then remaining amounts of such remaining installments).

                (j) Notwithstanding anything to the contrary contained in this Section 2.07, any Term B Bank may elect, by delivering written notice to the Administrative Agent prior to the receipt thereof, not to receive its pro rata portion of any mandatory prepayment that would otherwise be payable to such Term B Bank pursuant to this Section 2.07, whereupon such portion shall be reallocated to prepay the outstanding principal amount of all Term B Loans and Revolving Loans other than the Term B Loans held by such Term B Bank and any other Term B Bank that has elected not to receive its pro rata portion of such mandatory prepayment, on a pro rata basis among such Loans.

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        2.08    Maturity and Amortization of Loans.

                (a) The Term B Loans. (i) Subject to subsection (ii) below, the Term B Loans shall mature, and the outstanding principal amount thereof shall be due and payable in full (together with all accrued and unpaid interest thereon), on the Maturity Date. In addition, on the last day of each Fiscal Quarter (or, in the case of the final principal installment to be repaid in Fiscal Year 2010, on the Stated Term B Maturity Date), commencing on March 31, 2004, the Borrower shall repay, and there shall become due and payable, a quarterly principal installment on the Term B Loans in an amount equal to one quarter of the following annual percentage reductions for each Fiscal Year set forth below of the sum of the Aggregate Outstanding Term B Loan Balance on March 31, 2004 plus the initial amount of each Incremental Term Loan:

                 Fiscal Year                      Annual Percentage Reduction
-----------------------------------            ---------------------------------

                    2003                                     00.0%

                    2004                                     01.0%

                    2005                                     01.0%

                    2006                                     01.0%

                    2007                                     01.0%

                    2008                                     01.0%

                    2009                                     01.0%

                    2010                                     94.0%
                                               and all other unpaid principal
                                               amount of Term B Loans and unpaid
                                               Obligations accrued in connection
                                               with such Term B Loans

                The aggregate principal amount of each installment paid during any Fiscal Year on the Term B Loans shall in each case be an amount equal to the applicable annual percentage reduction set forth above with respect to such Fiscal Year, divided by the number of quarterly installments to be made during such Fiscal Year (with the last installment in Fiscal Year 2010, to be made on the Stated Term B Maturity Date, deemed a quarterly installment for purposes of this
         Section 2.08(a)).

                (ii) The applicable Incremental Loan Amendment may provide for scheduled repayments of any Incremental Term Loans, subject to the requirements of the definition of Incremental Term Maturity Date.

                (b) Application of Term B Loan Payments. Subject to Section 2.07(j), any payment made on Term B Loans pursuant to this Section 2.08,
        Section 2.06 or Section 2.07 shall be applied pro rata to each Bank's Term B Loans in accordance with such Bank's Term B Facility Percentage (and, in the case of a Bank with both

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        Incremental Term Loans and Term B Loans that are not Incremental Term
        Loans, allocated ratably among such Bank's Incremental Term Loans and Term B Loans that are not Incremental Term Loans).

                (c) The Revolving Loans. Each Revolving Loan (including all Incremental Revolving Loans) shall mature, and the outstanding principal amount thereof shall be due and payable in full (together with all accrued and unpaid interest thereon) on the Maturity Date.

                (d) All Obligations. The aggregate outstanding amount of all Loans, all Letter of Credit Borrowings, all fee and expenses and all other outstanding and unpaid Obligations shall be due and payable in full on December 31, 2010; except for Incremental Term Loans which shall be due and payable on the Incremental Term Maturity Date.

                (e) Application of Revolving Loan Payments. Any payment made on Revolving Loans pursuant to this Section 2.08, Section 2.06, or Sections 2.07(b), (c), (d), (e), or (f) shall be applied pro rata to each Bank's Revolving Loans in accordance with such Bank's Revolving Facility Percentage (and, in the case of a Bank with both Incremental Revolving Loans and Revolving Loans that are not Incremental Revolving Loans, allocated ratably among such Bank's Incremental Revolving Loans and Revolving Loans that are not Incremental Revolving Loans).

        2.09    Fees. In addition to fees described in Section 3.08:

                (a)     Commitment Fees.

                        (i) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank with a Revolving Commitment, on the last Business Day of each March, June, September and December and on the earlier of the Maturity Date and the date on which the Aggregate Revolving Commitment shall have been terminated in full, an aggregate commitment fee (the "Revolving Commitment Fee") on the daily average amount of the Aggregate Available Revolving Commitment equal to 0.500% per annum for any period that the Consolidated Total Leverage Ratio as of the most recent Leverage Ratio Determination Date for such period is greater than or equal to 5.50 to 1.00 and 0.375% per annum for any period that the Consolidated Total Leverage Ratio as of the most recent Leverage Ratio Determination Date for such period is less than 5.50 to 1.00. The Revolving Commitment Fee shall begin to accrue on and after the Effective Date and shall cease to accrue on the earlier of the Maturity Date and the date on which the Aggregate Revolving Commitments shall have been terminated in full.

                        (ii) The Borrower shall pay to the Administrative Agent for the account of each Bank with an Incremental Revolving Commitment, on the last Business Day of each March, June, September and December and on the earlier of the Maturity Date and the date on which each Incremental Revolving

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                Commitment of a Bank shall have been terminated in full, the
                Incremental Commitment Fee for each Incremental Revolving Commitment of such Bank on the daily average amount of each of such Bank's aggregate unutilized Incremental Revolving Commitments. Each Incremental Commitment Fee shall begin to accrue on and after the date when the related Incremental Revolving Commitment shall have become effective hereunder and shall cease to accrue on the earlier of the Maturity Date and the date on which such Incremental Revolving Commitment shall have been terminated in full.

                (b) Other Fees. The Borrower shall pay such other fees as have been, or may be, agreed upon between the Borrower and the Administrative Agent from time to time.

                (c) Fees under Existing Nexstar Credit Agreement. Notwithstanding anything to the contrary in this Agreement, all fees which, as of the Effective Date, remain outstanding under the Existing Nexstar Credit Agreement will be due and payable on the first payment date scheduled for payment of such fees under this Agreement occurring after the Effective Date.

        2.10    Computation of Fees and Interest.

                (a) All computations of commitment fees, and of interest payable in respect of Base Rate Loans based upon the prime rate, shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                (b) The Administrative Agent will promptly notify the Borrower and the Banks of each determination of the Eurodollar Rate; provided, however, that any failure to do so shall not relieve the Borrower of any liability hereunder. Any change in the interest rate on a Loan resulting from a change in the Applicable Margin or the Incremental Margin relating thereto shall become effective as of the opening of business on the relevant date of such change. The Administrative Agent will promptly notify the Borrower and the Banks of the effective date and the amount of each such change; provided, however, that any failure to do so shall not relieve the Borrower of any liability hereunder.

                (c) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Banks in the absence of manifest error.

        2.11    Interest.

                (a) Except as provided in Section 2.11(d) below, each Term B Loan and each Revolving Loan shall bear interest on the outstanding principal amount thereof from the Borrowing Date applicable thereto until it becomes due and payable at a rate per annum equal to the Base Rate, or the Eurodollar Rate, as selected by the Borrower from time to time pursuant to Sections 2.03 and 2.04, plus the Applicable Margin or Incremental

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        Margin, as the case may be, with respect to the Base Rate and the
        Eurodollar Rate then in effect.

                (b) Any change in the Applicable Margin or the applicable Incremental Margin due to a change in the Consolidated Total Leverage Ratio shall be effective on the applicable Adjustment Date and shall apply to all Loans that are outstanding at any time during the period commencing on such Adjustment Date and ending on the date immediately preceding the next Adjustment Date.

                (c) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any portion of any Loan (excluding Base Rate Loans, which such interest shall be paid on the next occurring Interest Payment Date) for the portion of such Loans so prepaid. During the existence of any Event of Default, interest shall be paid on demand.

                (d) If any amount of principal of or interest on any Loan, or any other regularly scheduled amount payable hereunder or under any other Loan Document, is not paid in full when due and payable (whether at stated maturity, by acceleration, demand or otherwise), after giving effect to any applicable grace periods, the Borrower shall pay interest (after as well as before judgment) on the principal amount of all outstanding Loans at the applicable rate per annum provided in this
        Section 2.11 plus 2%, and on all other amounts (including interest) at a rate per annum equal to the Base Rate plus 2%.

                (e) Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Bank, and in such event the Borrower shall pay such Bank interest at the highest rate permitted by applicable law.

        2.12    Payments by the Borrower.

                (a) All payments (including prepayments) to be made by the Borrower on account of principal, interest, drawings under Letters of Credit, fees and other amounts required hereunder shall be made without condition or deduction for any counterclaim, defense, recoupment or set-off and shall, except as otherwise expressly provided with respect to drawings under Letters of Credit and elsewhere herein, be made to the Administrative Agent for the ratable account of the relevant Banks at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Dallas, Texas time) on the date specified herein. The Administrative Agent will promptly distribute to each relevant Bank its share, if any, of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Administrative Agent later than 12:00 noon (Dallas, Texas time) shall be deemed to have been received on the immediately succeeding Business Day

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        and any applicable interest or fee shall continue to accrue until such payment is deemed to have been received.

                (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, subject to the provisions set forth in the definition of the term of "Interest Period" herein.

                (c) Unless the Administrative Agent shall have received notice from the Borrower, prior to the date on which any payment is due to the Banks hereunder, that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent as required hereunder on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each relevant Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have made such payment in full to the Administrative Agent, each relevant Bank shall repay to the Administrative Agent on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate as in effect for each such day.

2.13    Payments by the Banks to the Administrative Agent.

                (a) Unless the Administrative Agent shall have received notice from a Bank on the Effective Date or, with respect to each Borrowing after the Effective Date, at least one Business Day prior to the date of any proposed Borrowing, that such Bank will not make available to the Administrative Agent for the account of the Borrower the amount of such Bank's pro rata share of the applicable Commitments to which such Borrowing relates, the Administrative Agent may assume that each Bank has made such amount available to the Administrative Agent as required hereunder on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, such Bank shall immediately make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate from the date of such Borrowing to the date on which the Administrative Agent recovers such amount from such Bank. A notice of the Administrative Agent submitted to any Bank with respect to amounts owing under this Section 2.13(a) shall be conclusive, absent manifest error. If such amount is so made available by the relevant Bank, such payment to the Administrative Agent shall constitute such Bank's Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the next Business Day following such Borrowing Date, the Administrative Agent shall notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall

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

        pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since such Borrowing Date, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                (b) The obligations of the Banks hereunder to make Loans are several and not joint. The failure of any Bank to make any Loan committed to by such Bank on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make Loans committed to by such other Bank on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make Loans committed to be made by such other Bank on any Borrowing Date.

        2.14    Sharing of Payments, etc.

                (a) If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of Obligations relating to Revolving Loans and/or Term B Loans, as the case may be, owing to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Revolving Facility Percentage and/or Term B Facility Percentage, as applicable, such Bank shall forthwith (i) notify the Administrative Agent of such fact, and (ii) purchase from the other relevant Banks such participations in such Obligations relating to Revolving Loans and/or Term B Loans, as applicable, made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each such other Banks; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other relevant Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's commitment percentage (according to the proportion of (x) the amount of such paying Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section
        2.14 and will in each case notify the relevant Banks following any such purchases.

                (b) The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

        2.15    Security Documents and Guaranty Agreements.

                (a) All Obligations under this Agreement and all other Loan Documents shall be secured in accordance with the Security Documents.

                (b) All Obligations under this Agreement and all other Loan Documents shall be unconditionally guaranteed by the Parent Guarantors pursuant to the Parent Guaranty

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        Agreements and by the Subsidiary Guarantors pursuant to the Subsidiary
        Guaranty Agreement.

        2.16    Procedure for Incremental Loan Requests.

                (a) When the Borrower wishes to request one or more Banks or other financial institutions approved by the Administrative Agent (in each case, such approval not to be unreasonably withheld) to provide proposals for the providing of an Incremental Facility consisting of Incremental Revolving Loans or Incremental Term Loans to the Borrower, the Borrower may solicit requests from any such Banks or other financial institutions for the providing of (i) a commitment for an Incremental Revolving Loan (each, an "Incremental Revolving Commitment") or an Incremental Term Loan (each, an "Incremental Term Commitment"), as the case may be, and (ii) as applicable to such Incremental Revolving Commitments or Incremental Term Commitments, (x) the upfront fee to be charged by such Banks or other financial institutions in connection with the providing of such Incremental Revolving Commitments or Incremental Term Commitments (any such upfront fee, each an "Incremental Upfront Fee"), (y) the commitment fee to be charged by such Banks or other financial institutions with respect to such Incremental Revolving Commitments or Incremental Term Commitments (any such commitment fee, each an "Incremental Commitment Fee") and (z) the margins to be added by such Banks or other financial institutions to the Base Rate and the Eurodollar Rate for Loans made under such Incremental Revolving Commitment or Incremental Term Commitments (any such margin, an "Incremental Margin"). Upon the selection by the Borrower of Banks or other financial institutions, the Borrower shall promptly notify the Administrative Agent of the Banks or other financial institutions selected and the amount of the Incremental Revolving Commitments and/or Incremental Term Commitments, the Incremental Upfront Fee, Incremental Commitment Fee and the Incremental Margin as agreed upon by the Borrower and such Banks or other financial institutions; provided, that if such Incremental Margin for Incremental Revolving Loans is greater than the margin set forth for Revolving Loans in the definition of "Applicable Margin" contained in Section 1.01, or if such Incremental Commitment Fees are greater than the Revolving Commitment Fee set forth in Section 2.09(a), the Incremental Loan Amendment pursuant to which such proposed Incremental Commitments are to be made available shall not become effective unless the prior written consent of the Majority Banks has been obtained, and provided, further, that if, pursuant to an Incremental Loan Amendment, any net yield for the related Incremental Term Loans is in excess of 25 basis points above the comparable margin set forth for Term B Loans in the definition of "Applicable Margin" contained in Section 1.01, the Applicable Margin for outstanding Term B Loans shall automatically be increased to any extent required so that the margin applicable thereto is 25 basis points less than the margin for such Incremental Term Loans without any action or consent of the Borrower, the Administrative Agent or any Bank.

                (b) Notwithstanding anything to the contrary contained herein, it is understood and agreed that (i) there shall be no more than
        (x) five different Incremental Margins in effect in respect of all Incremental Loans and (y) five different Interest Periods in effect in respect of all Loans (including Incremental Loans) which are

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        Eurodollar Loans; and (ii) if no Incremental Margin is agreed upon, with respect to any given Incremental Facility, then the Incremental Margin shall be deemed to be (x) the Applicable Margin for Revolving Loans (other than Incremental Revolving Loans) as in effect from time to time if the commitment is an Incremental Revolving Commitment or (y) the Applicable Margin for Term B Loans (other than Incremental Term Loans) as in effect from time to time if the commitment is an Incremental Term Commitment.

                (c) From time to time, the Borrower and the Banks shall furnish such information to the Administrative Agent as the Administrative Agent may request relating to the providing of an Incremental Loan, including the amounts, interest rates, and dates of Borrowings thereof, for purposes of the allocation of amounts received from the Borrower for payment on all amounts owing hereunder.

                                  ARTICLE III.

                                LETTERS OF CREDIT

        3.01    Letter of Credit Subfacility.

                (a)     Subject to the terms and conditions set forth herein,
        (i) the Issuing Bank agrees in reliance upon the agreements of the other Banks set forth in this Article III, (A) from time to time, on any Business Day during the period from the Effective Date to the date which is 30 days prior to the Maturity Date to issue Letters of Credit for the account of the Borrower and its Subsidiaries, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.02(b) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks with Revolving Commitments severally agree to participate in such Letters of Credit; provided however that the Issuing Bank shall not issue any Letter of Credit if as of the date of, and after giving effect to, the issuance of such Letter of Credit, (x) the aggregate amount of all Letter of Credit Obligations plus the aggregate principal amount of all Revolving Loans made under the Revolving Commitments shall exceed the Aggregate Revolving Commitment or (y) the Letter of Credit Obligations shall exceed the Letter of Credit Commitment.

                (b) The Issuing Bank shall be under no obligation to issue any Letter of Credit if:

                        (i)     any order, judgment or decree of any
                Governmental Authority shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date or shall impose upon the Issuing Bank any

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

                unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it;

                        (ii) the Issuing Bank has received written notice from any Bank, the Administrative Agent or the Borrower on or prior to the Business Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                        (iii) the expiry date of any requested Letter of Credit (x) is more than one year after the date of issuance, unless the Majority Banks and the Issuing Bank have approved such expiry date in writing or (y) is later than the Maturity Date for Revolving Loans;

                        (iv) any requested Letter of Credit is not in form and substance acceptable to the Issuing Bank, or the issuance of a Letter of Credit shall violate one or more policies of the Issuing Bank;

                        (v) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

                        (vi) such Letter of Credit is in a face amount less than $20,000 or to be denominated in a currency other than Dollars.

        3.02    Procedures for Issuance, Amendment and Renewal of Letters of
Credit.

                (a) Each Letter of Credit shall be issued upon (x) the irrevocable written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least four Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance and (y) approval by the Administrative Agent of such request. Each request by the Borrower for issuance of a Letter of Credit shall be by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof;
        (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may reasonably require.

                (b) From time to time while a Letter of Credit is outstanding and prior to the Maturity Date for Revolving Loans, the Issuing Bank will, upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, upon approval by the Administrative Agent of such request amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, made in the form of a

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        Letter of Credit Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

                (c) Promptly after receipt of any Letter of Credit Application, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the Issuing Bank will provide the Administrative Agent with a copy thereof. Upon receipt by the Issuing Bank of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Issuing Bank's usual and customary business practices.

                (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Maturity Date for Revolving Loans, at the option of the Borrower and upon the written request of the Borrower received by the Issuing Bank (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed promptly in an original writing, in the form of a Letter of Credit Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to renew any Letter of Credit if the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 3.02(d) upon the request of the Borrower, the Issuing Bank shall not have received any Letter of Credit Amendment Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to be renewed, and the Borrower and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received a Letter of Credit Amendment Application from the Borrower requesting such renewal.

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                (e)     This Agreement shall control in the event of any
        conflict with any Letter of Credit Related Document (other than any Letter of Credit, the provisions of which shall control in any event).

                (f) The Issuing Bank will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

        3.03    Participations, Drawings and Reimbursements.

                (a) Immediately upon the issuance of each Letter of Credit, each Bank with a Revolving Commitment shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Revolving Commitment Percentage of such Bank multiplied by (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Borrower. The Borrower shall reimburse the Issuing Bank on the same date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, a "Disbursement Date"), in an amount equal to the amount so paid by the Issuing Bank, provided that if such drawing occurs after 11:00 A.M. (Dallas, Texas time) the Disbursement Date shall be deemed to be the Business Day following the date of such drawing. In the event the Borrower shall fail to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 A.M. (Dallas, Texas time) on the Disbursement Date, the Issuing Bank will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Loans consisting of Base Rate Revolving Loans be made by the Banks with Revolving Commitments (and hereby irrevocably consents to such deemed request) pursuant to Section 2.01(b) to be disbursed on the Disbursement Date under such Letter of Credit, subject to the amount of the Aggregate Available Revolving Commitment and subject to the conditions set forth in Section 5.03. Any notice given by the Issuing Bank or the Administrative Agent pursuant to this Section 3.03(b) may be oral if immediately confirmed in writing (including by facsimile); provided, however, that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                (c) Each Bank (including the Bank acting as Issuing Bank) which has a Revolving Commitment shall upon receipt of any notice pursuant to Section 3.03(b) make available to the Administrative Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Revolving Commitment Percentage of the amount of the drawing, whereupon each participating Bank with Revolving Commitments shall (subject to Section 3.03(d)) each be deemed to have made a Revolving Loan consisting of a Base Rate Revolving Loan to the Borrower in that amount. If any Bank so notified shall fail to make available to the Administrative

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        Agent for the account of the Issuing Bank the amount of such Bank's
        Revolving Commitment Percentage of the amount of the drawing by no later than 1:00 P.M. (Dallas, Texas time) on the Disbursement Date, then interest shall accrue on such Bank's obligation to make such payment, from the Disbursement Date to the date such Bank makes such payment, at a rate per annum equal to (i) the Federal Funds Rate in effect from time to time during the period commencing on the later of the Disbursement Date and the date such Bank receives notice of the Disbursement Date prior to 1:00 P.M. (Dallas, Texas time) on such date and ending on the date three Business Days thereafter and (ii) thereafter at the Base Rate as in effect from time to time. The Administrative Agent will promptly give notice of the occurrence of a Disbursement Date, but failure of the Administrative Agent to give any such notice on a Disbursement Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section
        3.03. A certificate of the Issuing Bank to any Bank (through the Administrative Agent) with respect to any amounts owing under this clause (c) shall be conclusive absent manifest error.

                (d) With respect to any unreimbursed drawing which is not converted into Revolving Loans consisting of Base Rate Revolving Loans to the Borrower in whole or in part because the Aggregate Available Revolving Commitment is less than such unreimbursed drawing or because of the Borrower's failure to satisfy the conditions set forth in Section 5.03, the Borrower shall be deemed to have incurred from the Issuing Bank a Letter of Credit Borrowing in the amount of such drawing, which Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Loans plus, in the case of any Letter of Credit Borrowing outstanding after the Disbursement Date, 2% per annum, and each Bank's payment to the Issuing Bank pursuant to Section 3.03(c) shall be deemed payment in respect of its participation in such Letter of Credit Borrowing.

                (e) The obligation of each Bank with a Revolving Commitment to make Revolving Loans or fund its participation in any Letter of Credit Borrowing, as contemplated by this Section 3.03, as a result of a drawing under a Letter of Credit shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of a Letter of Credit Borrowing shall relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.

        3.04    Repayment of Participations.

                (a) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Bank of funds from the Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has

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        paid the Administrative Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.03, or (ii) in payment of interest on amounts described in clause (i), the Administrative Agent will pay to each Bank, in the same funds as those received by the Administrative Agent for the account of the Issuing Bank, the amount of such Bank's Revolving Commitment Percentage of such funds, and the Issuing Bank shall receive the amount of the Revolving Commitment Percentage of such funds of any Bank that did not so pay the Administrative Agent for the account of the Issuing Bank.

                (b) If the Administrative Agent or the Issuing Bank is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any similar official in any Insolvency Proceeding, any portion of the payments made by the Borrower to the Administrative Agent for the account of the Issuing Bank pursuant to Section 3.04(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or the Issuing Bank the amount of its Revolving Commitment Percentage of any amounts so returned by the Administrative Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Administrative Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

        3.05    Role of the Issuing Bank.

                (a) Each Bank and the Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                (b) The Issuing Bank, any Agent-Related Person and its correspondents, participants and assignees shall not be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks or the Majority Banks; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit Related Document.

                (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. The Issuing Bank, any Agent-Related Person and its correspondents, participants and assignees shall not be liable or responsible for any of the matters described in clauses (a) through
        (g) of Section 3.06; provided, however that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves was caused by the Issuing

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        Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

        3.06 Obligations Absolute. The obligations of the Borrower under this Agreement and any Letter of Credit Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any Letter of Credit Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Related Document under all circumstances, including the following: (a) any lack of validity or enforceability of this Agreement or any Letter of Credit Related Document; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Related Documents; (c) the existence of any claim, set-off, defense or other right that any Credit Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any other Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Related Documents or any unrelated transaction; (d) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; (e) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding; (f) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Credit Party. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the Issuing Bank. The Borrower shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid.

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        3.07    Cash Collateral Pledge. Upon (a) the request of the
Administrative Agent, (i) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in a Letter of Credit Borrowing hereunder, or (ii) if, as of the Maturity Date for Revolving Loans, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (b) the occurrence of a Default or Event of Default or (c) the occurrence of the circumstances described in Section 2.07(a)(ii) requiring the Borrower to Cash Collateralize Letters of Credit, then the Borrower shall immediately Cash Collateralize the Letter of Credit Obligations in an amount equal to the Letter of Credit Obligations (or in the case of clause (c) above, the excess amount required pursuant to Section 2.07(a)(ii)) and such cash will be held as security for all Obligations of the Borrower to the Banks hereunder in a cash collateral account to be established by the Administrative Agent, and during the existence of an Event of Default, the Administrative Agent may, upon the request of the Majority Banks, apply such amounts so held to the payment of such outstanding Obligations; provided that on a date upon which no Default or Event of Default exists and no Letter of Credit Obligations remain outstanding, the Administrative Agent, at the request and expense of the Borrower, will duly release the cash held hereunder as security in any cash collateral account and shall assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) such cash as is then being released and has not theretofore been released pursuant to this Agreement.

        3.08    Letter of Credit Fees.

                (a) The Borrower shall pay to the Administrative Agent (for the account of each Bank with a Revolving Commitment) a letter of credit fee with respect to each Letter of Credit issued and outstanding hereunder equal to the Applicable Margin for Eurodollar Loans (as in effect from time to time during the period of calculation thereof), computed on the average daily maximum amount available to be drawn on each Letter of Credit outstanding for the relevant period. Such Letter of Credit fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans.

                (b) The Borrower shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit issued by the Issuing Bank equal to 0.25% per annum of the entire amount available to be drawn from time to time under each such issued Letter of Credit. Such Letter of Credit fronting fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans.

                (c) The Borrower shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

        3.09 Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the Issuing Bank and the Borrower, when a Letter of Credit is issued
(a) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (b) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce

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(the "ICC") at the time of issuance (including the ICC decision published by the
Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency (euro)) shall apply to each commercial Letter of Credit.

        3.10 Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control.

                                   ARTICLE IV.

                     TAXES, YIELD PROTECTION AND ILLEGALITY

        4.01    Taxes.

                (a) Subject to Section 4.01(h), any and all payments by a Credit Party to any Bank or the Administrative Agent under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Administrative Agent, as the case may be, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Person's net income by the jurisdiction under the laws of which such Person is organized or has its principal office or maintains a Lending Office or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                (b) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                (c) Subject to Section 4.01(h), the Borrower shall indemnify and hold harmless each Bank, each Agent and Agent-Related Person for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under Section 4.01(d)) paid by such Bank or the Administrative Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

                (d) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Administrative Agent, then, subject to
        Section 4.01(h):

                        (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this
                Section 4.01(d)) such Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

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                        (ii)    the Borrower shall make such deductions; and

                        (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                (e) Within 30 days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.02, the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

                (f) Each Bank which is organized under the laws of a jurisdiction outside the United States agrees that:

                        (i) it shall, no later than the Effective Date (or, in the case of a Bank which becomes a party hereto pursuant to
                Section 11.07 after the Effective Date, the date upon which such Bank becomes a party hereto) deliver to the Borrower through the Administrative Agent two accurate and complete signed originals of Internal Revenue Service Form W-8BEN or any successor thereto ("Form W-8BEN"), or two accurate and complete signed originals of Internal Revenue Service Form W-8ECI or any successor thereto ("Form W-8ECI"), as appropriate, in each case indicating that such Bank is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States Federal income tax;

                        (ii) if at any time such Bank makes any changes, including a change of a Lending Office or its principal office, place of incorporation or fiscal residence, necessitating a new Form W-8BEN or Form W-8ECI, it shall, to the extent it is legally entitled to do so, promptly deliver to the Borrower through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8BEN or Form W-8ECI, as appropriate, in each case indicating that such Bank is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States Federal income tax;

                        (iii) it shall, to the extent it is legally entitled to do so, before or promptly after the occurrence of any event, including the passing of time but excluding any event mentioned in Section 4.01(f)(ii), requiring a change in or renewal of the most recent Form W-8BEN or Form W-8ECI previously delivered by such Bank, deliver to the Borrower through the Administrative Agent two accurate and complete original signed copies of Form W-8BEN or Form W-8ECI in replacement for the forms previously delivered by such Bank indicating that such Bank continues to be entitled to receive all payments under this Agreement free from any withholding of any United States Federal income tax;

                        (iv) it shall, to the extent it is legally entitled to do so, promptly upon the Borrower's or the Administrative Agent's reasonable request to that effect, deliver to the Borrower or the Administrative Agent (as the case may be) such

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                other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's complete exemption from withholding on all payments under this Agreement;

                        (v) if such Bank claims or is entitled to claim exemption from withholding tax under a United States tax treaty by providing a Form W-8ECI and such Bank sells or grants a participation of all or part of its rights under this Agreement, such Bank shall notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner under this Agreement. To the extent of this percentage amount, the Administrative Agent shall treat such Bank's Form W-8ECI as no longer in compliance with this Section 4.01(f). In the event a Bank claiming exemption from United States withholding tax by filing Form W-8BEN with the Administrative Agent sells or grants a participation in its rights under this Agreement, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code; and

                        (vi) without limiting or restricting any Bank's right to increased amounts under Section 4.01(d) from the Borrower upon satisfaction of such Bank's obligations under the provisions of this Section 4.01(f), if such Bank is entitled to a reduction in the applicable withholding tax, the Administrative Agent may (but shall not be obligated to) withhold from any interest to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other administrative documentation required by Section 4.01(f)(i) are not delivered to the Administrative Agent, then the Administrative Agent shall withhold from any interest payment to a Bank not providing such forms or other documentation, an amount equivalent to the applicable withholding tax and in addition, the Administrative Agent shall also withhold against periodic payments other than interest payments to the extent United States withholding tax is not eliminated by obtaining Form W-8BEN or Form W-8ECI. The Borrower shall indemnify and hold harmless the Administrative Agent and each of its officers, directors, employees, counsel, agents and attorney-in-fact, on an after tax basis, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind whatsoever incurred as a result of or in connection with the Administrative Agent's failure to withhold as provided pursuant to the preceding sentence, unless such failure constitutes gross negligence or willful misconduct of the Administrative Agent itself as the same is determined by a final judgment of a court of competent jurisdiction and the obligations in this sentence shall survive payment of all other Obligations.

                (g) The Borrower will not be required to pay any additional amounts in respect of Taxes imposed by the United States Federal government pursuant to Sections 4.01(a) or 4.01(d) to any Bank:

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                        (i)     if and to the extent the obligation to pay such
                additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under Section 4.01(f) in respect of its Lending Office;

                        (ii) if such Bank shall have delivered to the Borrower a Form W-8BEN in respect of its Lending Office pursuant to Section 4.01(f)(i)-(iii) or such other forms or similar documentation pursuant to Section 4.01(f)(iv), to the extent such Bank shall not at any time be entitled to exemption from all withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN or such other forms or similar documentation; or

                        (iii) if such Bank shall have delivered to the Borrower a Form W-8ECI in respect of its Lending Office pursuant to Section 4.01(f)(i)-(iii) or such other forms or similar documentation pursuant to Section 4.01(f)(iv), to the extent such Bank shall not at any time be entitled to exemption from all deductions or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI or such other forms or similar documentation.

                (h) Each Bank agrees that it shall, at any time upon reasonable advance request in writing by the Borrower or the Administrative Agent, promptly deliver such certification or other documentation as may be required under the law or regulation in any applicable jurisdiction and which such Bank is entitled to submit to avoid or reduce withholding taxes on amounts to be paid by the Borrower and received by such Bank pursuant to this Agreement or any other Loan Document.

                (i) The Borrower shall indemnify each Bank, each Agent and each Agent-Related Person, to the extent required by this Section 4.01, within 30 days after receipt of written request from such Bank or the Administrative Agent thereof accompanied by a written statement describing in reasonable detail the Taxes or Other Taxes that are the subject of the basis for such indemnity and the computation of the amount payable.

                (j) If a Bank or the Administrative Agent shall become aware that it is entitled to claim a refund of any withholding Taxes or Other Taxes paid by the Borrower under this Section 4.01 from the taxing authority imposing such Taxes or Other Taxes, such Bank or the Administrative Agent, as the case may be, shall, at the expense of the Borrower, use reasonable efforts to obtain such refund and upon receipt thereof, shall promptly pay to the Borrower the amount so received.

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                (k)     If the Borrower is required to pay additional amounts to
        any Bank or the Administrative Agent pursuant to Section 4.01(d), then such Bank shall, upon the Borrower's request, use its reasonable best efforts (consistent with policy considerations of such Bank) to change the jurisdiction of its Lending Office so as to reduce or eliminate any such additional payment which may thereafter accrue if such change in the reasonable judgment of such Bank is not otherwise disadvantageous to such Bank.

                (l) Each Bank agrees that it will (i) take all reasonable actions reasonably requested by the Borrower (consistent with policy considerations by such Bank) to maintain all exemptions, if any, available to it from withholding taxes (whether available by treaty or existing administrative waiver), and (ii) to the extent reasonable, otherwise cooperate with the Borrower to minimize any amounts payable by the Borrower under this Section 4.01, in any case described in the preceding clauses (i) and (ii), however, only if such action or cooperation is not disadvantageous to such Bank in the reasonable judgment of such Bank.

        4.02    Illegality.

                (a) If any Bank shall determine that (i) the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration thereof, has made it unlawful, or
        (ii) any central bank or other Governmental Authority has asserted that it is unlawful for any Bank or its Lending Office, to make a Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan, then, on notice thereof by such Bank to the Borrower through the Administrative Agent, the obligation of such Bank to make or convert any such Loans shall be suspended, and any such Loan to be made or continued by such Bank shall instead be made or continued as a Base Rate Loan, until such Bank shall have notified the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

                (b) If a Bank shall determine that it is unlawful to maintain any Eurodollar Loan, all Eurodollar Loans of such Bank then outstanding shall be automatically converted to Base Rate Loans, either on the last day of the Interest Period thereof if such Bank may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Eurodollar Loans, and the Borrower shall pay any amounts required to be paid in connection therewith pursuant to Section 4.04.

                (c) Before giving any notice to the Administrative Agent pursuant to this Section 4.02, the affected Bank shall designate a different Lending Office with respect to its Eurodollar Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Bank, be illegal, inconsistent with the policies of such Bank or otherwise disadvantageous to such Bank.

        4.03    Increased Costs and Reduction of Return.

                (a) If any Bank or the Issuing Bank shall determine that, due to either (i) the introduction of or any change in or in the interpretation or administration of any law or

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        regulation (other than any law or regulation relating to taxes, including those relating to Taxes or Other Taxes) after the Effective Date or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) made after the Effective Date, there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Eurodollar Loans or participating in any Letter of Credit Obligations, or any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Borrower shall be liable for, and shall from time to time, upon demand therefor by such Bank or the Issuing Bank, as the case may be (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank or the Issuing Bank, additional amounts as are sufficient to compensate such Bank or the Issuing Bank for such increased costs.

                (b) If any Bank or the Issuing Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation after the Effective Date, (ii) any change in any Capital Adequacy Regulation after the Effective Date, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof after the Effective Date, or (iv) compliance by any Bank (or its Lending Office) or the Issuing Bank, as the case may be, or any corporation controlling such Bank or the Issuing Bank, as the case may be, with any Capital Adequacy Regulation adopted after the Effective Date, affects or would affect the amount of capital required or expected to be maintained by such Bank or the Issuing Bank or any corporation controlling such Bank or the Issuing Bank and (taking into consideration such Bank's, the Issuing Bank's or such corporation's policies with respect to capital adequacy and such Bank's, the Issuing Bank's or such corporation's desired return on capital) determines that the amount of such capital is (or is required to be) increased as a consequence of its Commitments, Loans, participations in Letters of Credit, or obligations under this Agreement, then, upon demand of such Bank or the Issuing Bank (with a copy to the Administrative Agent), the Borrower shall be liable for and shall immediately pay to such Bank or the Issuing Bank, from time to time as specified by such Bank or the Issuing Bank, additional amounts sufficient to compensate such Bank or the Issuing Bank for such increase.

        4.04 Funding Losses. The Borrower shall reimburse each Bank and hold each Bank harmless from any loss, cost or expense (other than loss of margin) which such Bank may sustain or incur as a consequence of: (a) any failure by the Borrower to make any payment of principal of any Eurodollar Loan (including payments made after any acceleration thereof); (b) any failure by the Borrower to borrow a Eurodollar Loan or continue a Eurodollar Loan when such Eurodollar Loan is due and payable or convert a Base Rate Loan to a Eurodollar Loan after the Borrower has given a Notice of Borrowing, or a Notice of Conversion/Continuation as the case may be; (c) any failure by the Borrower to make any prepayment of a Eurodollar Loan after the Borrower has given a notice in accordance with Section 2.06; or (d) any payment or prepayment (including pursuant to Section 2.06 or 2.07 or after acceleration thereof) of any Eurodollar Loan for any reason whatsoever on a day which is not the last day of the Interest Period with respect thereto; including in each case any such loss or expense arising from the liquidation or

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reemployment of funds obtained by it to maintain any Eurodollar Loan hereunder or from fees payable to terminate the deposits from which such funds were obtained.

        4.05 Inability to Determine Rates. Notwithstanding anything to the contrary contained in this Agreement, if, in relation to any proposed Eurodollar Loan, (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon all parties hereto) that by reason of circumstances affecting the interbank markets adequate and fair means do not exist for ascertaining the Eurodollar Rate to be applicable to such Eurodollar Loan or (b) the Administrative Agent shall have received notice from the Majority Banks that the Eurodollar Rate determined or to be determined for any Interest Period will not adequately and fairly reflect the cost to such Banks (as conclusively certified by such Banks) of making or maintaining their affected Loans during such affected Interest Period, then, the obligation of the Banks to make, continue or maintain Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans shall be suspended until the Administrative Agent upon the instruction of the Majority Banks, as applicable, revokes such notice in writing. If, notwithstanding the provisions of this Section 4.05, any Bank has made available to the Borrower its pro rata share of any such proposed Eurodollar Loan, then the Borrower shall immediately repay the amount so made available to it by such Bank, together with accrued interest thereon, if any, or shall convert such proposed Eurodollar Loan to a Base Rate Loan.

        4.06 Reserves on Eurodollar Loans. The Borrower shall pay to each Bank, if and as long as such Bank shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Eurodollar Loan equal to actual costs of such reserves allocated to such Loan by such Bank (as determined by such Bank in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such Loan, provided that the Borrower shall have received at least 15 days' prior written notice (with a copy to the Administrative Agent) of such additional interest from the Bank. If a Bank fails to give such notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days after receipt by the Borrower of such notice.

        4.07 Certificates of Banks. Any Bank (including the Issuing Bank) claiming reimbursement or compensation pursuant to this Article IV shall deliver to the Borrower (with a copy to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Person hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

        4.08    Change of Lending Office, Replacement Bank.

                (a) Each Bank agrees that upon the occurrence of an event giving rise to the operation of Section 4.02 or 4.03 with respect to such Bank, it will if so requested by the Borrower, use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office for any Loans affected by such event with the object of avoiding the consequence of the event giving rise to the operation of such section; provided however that such designation would not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank. Nothing in this

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        Section 4.08(a) shall affect or postpone any of the obligations of the
        Borrower or the right of any Bank provided in Section 4.02 or 4.03.

                (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, (i) upon the occurrence of any event that obligates the Borrower to pay any amount under Section 4.01 or giving rise to the operation of Section 4.02 or Section 4.03 with respect to any Bank or (ii) as provided in Section 11.01(b) in the case of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Majority Banks, the Borrower shall have the right, if no Default or Event of Default then exists or will exist immediately after giving effect to the respective replacement, to replace such Bank (the "Replaced Bank") by designating another Bank or an Eligible Assignee (such Bank or Eligible Assignee being herein called a "Replacement Bank") to which such Replaced Bank shall assign, in accordance with Section 11.07 and without recourse to or warranty by, or expense to, such Replaced Bank, the rights and obligations of such Replaced Bank hereunder (except for such rights as survive repayment of the Loans), and, upon such assignment, such Replaced Bank shall no longer be a party hereto or have any rights hereunder and such Replacement Bank shall succeed to the rights and obligations of such Replaced Bank hereunder. The Borrower shall pay to such Replaced Bank in same day funds on the date of replacement all interest, fees and other amounts then due and owing such Replaced Bank by the Borrower hereunder to and including the date of replacement, including, without limitation, costs incurred under Sections 4.01, 4.02 and/or 4.03.

        4.09 Survival. The agreements and obligations of the Borrower set forth in this Article IV shall survive the payment of all other Obligations.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

        5.01 Conditions to the Effective Date. The occurrence of the Effective Date and the obligation of the Banks to make Loans and the Issuing Bank to issue Letters of Credit on the Initial Borrowing Date are subject to the receipt by the Administrative Agent prior to or concurrently with the occurrence of the Effective Date and the making of Loans and the issuance of Letters of Credit on the Initial Borrowing Date of each of the items set forth in this
Section 5.01 in form and substance reasonably satisfactory to the Administrative Agent and the Banks and in sufficient copies for each Bank:

                (a) Second Amended and Restated Credit Agreement. This Agreement duly executed and delivered by the Parent Guarantors, the Borrower, the Administrative Agent, the Syndication Agent, the Issuing Bank, each of the other Banks and by each of the other parties listed on the signature pages hereof (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of a facsimile or other written confirmation from such party of execution of a counterpart of this Agreement by such party).

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                (b)     Closing Certificates. A Closing Certificate of each
        Credit Party, dated the Effective Date, duly executed on such Credit Party's behalf by a Responsible Officer and the Secretary or any Assistant Secretary of such Credit Party, together with:

                        (i) original certificates of existence and good standing, dated not more than 10 days prior to the Effective Date, from appropriate officials of each Credit Party's respective state of incorporation or organization and certificates of good standing and authority to do business, dated not more than 10 days prior to Effective Date, from appropriate officials of any and all jurisdictions where each Credit Party's property or business makes qualification to transact business therein necessary and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

                        (ii) copies of Board Resolutions of each Credit Party approving the Loan Documents to which such Credit Party is a party and authorizing the transactions contemplated herein and therein, duly adopted at a meeting of, or by the unanimous written consent of, the Board of Directors of such Credit Party; and

                        (iii) a copy of all Charter Documents of each Credit Party. The articles/certificate of incorporation (or equivalent limited liability company document) of each Credit Party shall be accompanied by an original certificate issued by the Secretary of the State of incorporation or organization of such Credit Party, dated not more than 10 days prior to the Effective Date, certifying that such copy is correct and complete.

                (c) Cancellation of Liens. At the reasonable request of the Administrative Agent, evidence that all Liens other than Permitted Liens have been canceled and released, including duly executed releases and UCC-3 financing statements in recordable form and otherwise in form and substance satisfactory to the Administrative Agent.

                (d) Global Assignment and Assumptions. The Global Assignment and Assumptions duly executed and delivered by each of the parties thereto.

                (e)     Legal Opinions.

                        (i) An opinion of Kirkland & Ellis, counsel to the Credit Parties, addressed to the Administrative Agent and the Banks, which opinion shall be in the form previously received with such changes as are reasonably requested by either Agent; and

                        (ii) an opinion of FCC counsel to the Credit Parties addressed to the Administrative Agent and the Banks, which opinion shall be in the form previously received with such changes as reasonably requested by either Agent.

                (f) Certificates. A certificate of each Credit Party executed on such Credit Party's behalf by a Responsible Officer of such Credit Party, dated as of the Effective Date, stating that:

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                        (i)     the representations and warranties of the Parent
                Guarantors and the Borrower contained in Article VI and the representations and warranties of the other Credit Parties set forth in the Loan Documents to which they are a party are true and correct on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                        (ii) no Default or Event of Default exists both before and after giving effect to any Borrowing or the issuance of any Letter of Credit on the Initial Borrowing Date; and

                        (iii) after giving effect to the initial Credit Event under this Agreement, no Nexstar Entity will have any Indebtedness outstanding except as shall be permitted under
                Section 8.05.

                (g)     Financial Statements.

                        (i) Consolidated audited financial statements of the Nexstar Entities for Fiscal Years 1999, 2000 and 2001;

                        (ii) a combined balance sheet for the LIN Stations and income statement for each LIN Station for each of its fiscal years ending during 1999, 2000 and 2001;

                        (iii) a balance sheet and income statement for each Morris Station for each of its fiscal years ending during 2000, 2001 and 2002;

                        (iv) unaudited quarterly financial statements for the Nexstar Entities for the last quarter for which unaudited quarterly statements were required to be delivered pursuant to the Existing Nexstar Credit Agreement;

                        (v) monthly financial statements for the Nexstar Entities for each month ending after the quarter described in clause (iv) above and for which monthly statements were required to be delivered pursuant to the Existing Nexstar Credit Agreement; and

                        (vi) a consolidated balance sheet and income statement from each of the Nexstar Entities as of December 31, 2002, calculated on a Pro Forma Basis giving effect to the initial borrowings to be made under this Agreement, the refinancing of the loans under the Existing Nexstar Credit Agreement, the Acquisition of the Acquired Properties and the payment or accrual of all fees and expenses payable in connection with the foregoing.

                (h)     Solvency Certificate. The Solvency Certificate.

                (i) Minimum Pro Forma Consolidated Operating Cash Flow. A certificate of the Borrower, duly executed on the Borrower's behalf by a Responsible Officer of the

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        Borrower, certifying to the Banks that the Nexstar Entities and the
        Mission Entities shall have a combined pro forma Consolidated Operating Cash Flow for the Measurement Period ended December 31, 2002, giving effect to the Acquisition of the Acquired Properties as of the first day of such Measurement Period and including any cost savings relating to the Acquired Properties that are disclosed to the Banks and reasonably acceptable to the Joint Lead Arrangers, of not less than $60,000,000.

                (j) Information Certificate. The Information Certificate, duly executed on the Borrower's behalf by a Responsible Officer of the Borrower.

                (k) Confirmation Agreements. Confirmation Agreements, duly executed by the Borrower, substantially in the form of Exhibits E-1, E-2 and E-3.

                (l) Other Documents. Such other approvals, opinions or documents, including financing statements, as either Agent or any Bank may reasonably request.

        5.02 Additional Conditions to the Effective Date. The occurrence of the Effective Date and the obligation of the Banks to make Loans and the Issuing Bank to issue Letters of Credit on the Initial Borrowing Date are subject to the satisfaction, prior to or concurrently with the occurrence of the Effective Date and the making of Loans and the issuance of Letters of Credit on the Initial Borrowing Date of the other conditions precedent set forth below, each in a manner reasonably satisfactory to the Administrative Agent and the Banks:

                (a) Mission Credit Agreement. On or prior to the Effective Date, the Mission Borrower shall have entered into the Mission Credit Agreement and related loan documents, and shall have utilized the proceeds from same to incur up to $85,000,000 in Indebtedness to refinance the Indebtedness outstanding under the Existing Mission Credit Agreement (as defined in the Mission Credit Agreement), all on a basis which is satisfactory to the Administrative Agent and the Banks.

                (b) No Restraints. There shall exist no judgment, order, injunction or other restraint which would prevent or delay the consummation of, or impose materially adverse conditions upon this Agreement and the other Loan Documents, the Mission Credit Agreement and related documents or any of the transactions contemplated in connection with any of the foregoing.

                (c) Margin Regulations. All Loans made under this Agreement shall be in full compliance with all applicable Requirements of Law, including, without limitation, Regulations T, U and X of the Federal Reserve Board.

                (d) Material Adverse Effect. Since December 31, 2002, there shall have occurred no event or circumstance which has had or could reasonably be expected to have a Material Adverse Effect.

                (e) Fees. The Administrative Agent, the Issuing Bank and the other Banks shall have received (i) all fees and expenses that are due and payable on or before the Effective Date pursuant to this Agreement and any other Loan Document and (ii) an amount equal to the estimated fees and expenses of Winstead Sechrest & Minick P.C.

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        incurred in connection with the preparation, examination, negotiation, execution and delivery of this Agreement, the other Loan Documents and the consummation of the transactions contemplated herein.

                (f) Repayment, Repurchase, Cancellation and/or Modification of Certain Indebtedness. (i) All Indebtedness and all other obligations outstanding with respect to the Existing Nexstar Credit Agreement and all other Indebtedness not permitted by Section 8.05 shall have been paid or otherwise canceled or discharged in full, and all Liens created in connection therewith shall have been either terminated or assigned to the Administrative Agent for the benefit of the Banks, and (ii) the Administrative Agent shall have received satisfactory evidence that all of the foregoing has occurred.

                (g) Governmental and Third Party Approvals. All material Authorizations and third-party approvals (including, without limitation, all FCC Licenses and consents) necessary or appropriate in connection with this Agreement or the other Loan Documents, the Mission Loan Documents and the other transactions contemplated herein (other than approval by the FCC and other Persons of the acquisitions of the Acquired Properties, which will be obtained prior to the acquisition thereof) and in the other Loan Documents shall have been obtained and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on this Agreement, the other Loan Documents, the Mission Loan Documents, or any of the other transactions contemplated herein or therein.

                (h) All Proceedings Satisfactory. All corporate and other proceedings taken prior to or on the Effective Date in connection with this Agreement, the other Loan Documents and the transactions contemplated herein and all documents and evidences incident thereto shall be satisfactory in form and substance to the Banks, and the Banks shall have received such copies thereof and such other materials (certified, if requested) as they may have reasonably requested in connection therewith.

                (i) Rating of Senior Credit Facilities. The Administrative Agent shall have received evidence that the senior secured debt rating for debt facilities evidenced by this Agreement and the Mission Credit Agreement is not less than B2 by Moody's and B by S&P, in each case with a stable or positive outlook.

        5.03 Conditions to All Borrowings and the Issuance of Any Letters of Credit. The obligation of the Banks to make or convert any Loans agreed to be made by them hereunder and the obligation of the Issuing Bank to issue, renew or amend any Letter of Credit (including any initial Loans to be made or Letters of Credit to be issued on the Initial Borrowing Date) are subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or date of issuance of a Letter of Credit, as applicable.

                (a) Notice of Borrowing; Letter of Credit Application. The Administrative Agent (and the Issuing Bank, in the case of any issuance of Letter a Credit) shall have received, as applicable (i) a Notice of Borrowing in the case of Loans, as required under Section 2.03(a) or
        Section 2.03(b), as applicable, or (ii) in the case of any issuance of any

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        Letter of Credit, a Letter of Credit Application, as required under
        Section 3.02 and/or (iii) a Notice of Conversion/Continuation, as required under Section 2.04.

                (b) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such Borrowing Date or date of issuance of a Letter of Credit as if made on and as of such date, both before and after giving effect to the Credit Event requested to be made on such date and the proposed use of the proceeds thereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

                (c) No Default. No Default or Event of Default shall exist both before and after giving effect to the Credit Event requested to be made on such date and the proposed use of proceeds thereof.

                (d) No Material Adverse Effect. Since the Effective Date, no events shall have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        Each Notice of Borrowing or Letter of Credit Application submitted by the Borrower hereunder shall be deemed to constitute a representation and warranty by the Borrower hereunder, as of the date of each such Notice or Application and as of the date of the related Borrowing or issuance of a Letter of Credit, that the conditions set forth in Sections 5.03(b), (c) and (d) are satisfied.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

        To induce the Administrative Agent, the Syndication Agent and the Banks to enter into this Agreement and to make the Loans and to issue Letters of Credit, each Parent Guarantor and the Borrower both as to itself and as to its respective Subsidiaries hereby makes the following representations and warranties to the Administrative Agent, the Syndication Agent and each Bank:

        6.01 Existence; Compliance with Law. Each Nexstar Entity (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has the corporate, limited liability company or partnership power and authority, legal right and all governmental licenses, authorizations, consents and approvals to own (or hold under lease) and operate its property or assets and conduct the business in which it is currently engaged except, with respect only to such legal right and governmental licenses, authorizations, consents and approvals, where the failure to possess any such legal right or governmental license, authorization, consent or approvals could not reasonably be expected to have a Material Adverse Effect;
(c) has the corporate, limited liability company or partnership power and authority, legal right and all governmental licenses, authorizations, consents and approvals to execute, deliver, and perform its obligations under the Loan Documents to which it is a party; (d) is duly qualified to do business as a foreign entity, and licensed and in good standing, under the laws of each

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jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect; and (e) is in compliance, in all material respects, with all Requirements of Law.

        6.02 Corporate, Limited Liability Company or Partnership Authorization; No Contravention. The execution, delivery and performance by each Nexstar Entity of this Agreement and any other Loan Document to which such Nexstar Entity is a party have been duly authorized by all necessary corporate, limited liability company or partnership action, as the case may be, of such Nexstar Entity and do not and will not: (a) contravene any terms of the Charter Documents of such Nexstar Entity; (b) conflict with or result in any breach or contravention of, constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to accelerate any material Contractual Obligation of any Nexstar Entity and will not result in, or require, the creation of any Lien on any of their respective properties or any revenues, income or profits therefrom, whether now owned or hereafter acquired pursuant to any Requirement of Law or Contractual Obligation (other than pursuant to the Security Documents) to which such Nexstar Entity is a party or any order, injunction, writ or decree of any Governmental Authority to which such Nexstar Entity or its property is subject; or (c) violate any Requirement of Law.

        6.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or in respect of, or notice to, or filing with (or approvals required under state blue sky securities laws) any Governmental Authority or any other Person is necessary or required in connection with the Borrowings to be made hereunder or with the execution, delivery or performance by, or enforcement against, any Nexstar Entity of this Agreement or any other Loan Document, except that (i) certain of the Loan Documents may have to be filed with the FCC after the Effective Date and (ii) the prior approval of the FCC may be required for the Banks to exercise certain of their rights with respect to the Stations.

        6.04 Binding Effect. This Agreement and each other Loan Document to which any Nexstar Entity is a party constitutes the legal, valid and binding obligation of such Nexstar Entity to the extent such Nexstar Entity is a party thereto, enforceable against such Nexstar Entity in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

        6.05 Litigation. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of each Nexstar Entity, threatened at law, in equity, in arbitration or before any Governmental Authority, against any Nexstar Entity or any of their respective properties or assets which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) as to which there is a reasonable possibility of an adverse determination, that if adversely determined, could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that any transaction provided for herein or therein not be consummated as herein or therein provided.

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        6.06    No Default. No Default or Event of Default exists or will result from the incurring of any Obligations by any Nexstar Entity. No Nexstar Entity is in default under or with respect to any Contractual Obligation in any respect which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        6.07    ERISA Compliance.

                (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code (i) has received a favorable determination letter from the Internal Revenue Service or (ii) has been recently established and has not received such a determination letter and such Plan complies with the requirements of Section 401(a) of the Code; and to the best knowledge of each Nexstar Entity nothing has occurred which would cause the loss of such qualification or the revocation of such determination letter.

                (b) There are no pending or, to the best knowledge of each Nexstar Entity, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted, or could reasonably be expected to result, in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

                (c) No ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan.

                (d) As of the date hereof, no Pension Plan has an Unfunded Pension Liability.

                (e) No Nexstar Entity and no ERISA Affiliate has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Pension Plan.

                (f) No Nexstar Entity and no ERISA Affiliate has incurred nor reasonably expects to incur any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such material liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan.

                (g) No Nexstar Entity and no ERISA Affiliate has transferred any Unfunded Pension Liability to any Person or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

        6.08 Use of Proceeds; Margin Regulations. No Nexstar Entity is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No part of the proceeds of any Loan have been or will be used by any Nexstar Entity, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose that entails a violation of, or that is inconsistent with, the

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provisions of the regulations of the Federal Reserve Board including Regulations
U and X. If requested by any Bank or the Administrative Agent, each Credit Party will furnish to the Administrative Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

        6.09    Ownership of Property; Intellectual Property.

                (a) Each Nexstar Entity has good record and indefeasible title in fee simple to, or a valid leasehold interest in, all its Real Property, and good title to, a valid leasehold interest in, or a valid right to use, all its other property and assets which are material to the operations of its businesses, in each case subject only to Permitted Liens. All Mortgaged Properties of the Nexstar Entities are listed on
        Schedule 6.09.

                (b) (i) Each Nexstar Entity has complied with all obligations under all leases to which it is a party and all such leases are in full force and effect and (ii) each Nexstar Entity enjoys peaceful and undisturbed possession under all such leases under which it is a tenant, in each case except where the failure to comply or to enjoy such possession, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                (c) As of the date of this Agreement, (i) no Nexstar Entity has received any notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting any Real Property owned by such Nexstar Entity or any sale or disposition thereof in lieu of condemnation and (ii) no Nexstar Entity is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any of its Real Property or any interest therein.

                (d) Each Nexstar Entity owns, or otherwise has the right to use, all trademarks, tradenames, copyrights, technology, know-how and processes ("Intellectual Property") necessary for the conduct of its business as currently conducted except for those which the failure to own or have the right to use, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except for such claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Nexstar Entity know of any valid basis for any such claim. Except for such infringements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, to the knowledge of each Nexstar Entity, the use of such Intellectual Property by such Nexstar Entity does not infringe on the rights of any Person.

        6.10 Taxes. Each Nexstar Entity has filed all federal and other material tax returns and reports required to be filed and paid the tax thereon shown to be due, and has paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against any

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Nexstar Entity which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

        6.11 Financial Statements. All balance sheets, statements of operations and other financial data which have been or shall hereafter be furnished to the Administrative Agent and/or the Banks for purposes of or in connection with this Agreement or any transaction contemplated hereby (including, without limitation, the Compliance Certificate delivered to the Administrative Agent pursuant to the Existing Nexstar Credit Agreement for the Fiscal Quarter ended September 30, 2002 do and will present fairly, in all material respects, the financial condition of the Nexstar Entities involved as of the dates thereof and the results of their operations for the period(s) covered thereby, and all such balance sheets, statements of operations and other financial statements have been prepared in accordance with GAAP (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of complete footnote disclosure). No Nexstar Entity has any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in its financial statements or in the schedules or notes thereto and which would be required by GAAP to be disclosed therein (or in the notes and schedules thereto). Since September 30, 2002, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

        6.12 Securities Law, etc.; Compliance. All transactions contemplated by this Agreement and the other Loan Documents comply in all material respects with (a) Regulations T, U and X of the Federal Reserve Board and (b) all other applicable laws and any rules and regulations thereunder, except where the failure to comply, in the case of this clause (b), could not reasonably be expected to have a Material Adverse Effect.

        6.13 Governmental Regulation. No Nexstar Entity is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935. No Nexstar Entity is subject to regulation under any other federal or state statute or regulation which limits its ability to incur Indebtedness or Guaranty Obligations under this Agreement or any other Loan Document.

        6.14 Accuracy of Information. All factual information (excluding, in any event, financial projections) heretofore or contemporaneously herewith furnished by or on behalf of any Nexstar Entity in writing to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby, and all other such factual information hereafter furnished by or on behalf of any Nexstar Entity to the Administrative Agent or any Bank will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information, in the light of the circumstances existing at the time such information was delivered, not misleading.

        6.15 Hazardous Materials. No Nexstar Entity has caused or permitted any Hazardous Material to be disposed of or otherwise released, to its best knowledge, either from, on or under

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any property currently or formerly legally or beneficially owned or operated by, or otherwise used by such Nexstar Entity, in any manner which has had or is reasonably likely to have, a Material Adverse Effect. To the best knowledge of each Nexstar Entity, no such property has ever been used as a dump site or storage site for any Hazardous Materials or otherwise contains or contained Hazardous Materials which usage has had or is reasonably likely to have, a Material Adverse Effect. The failure, if any, of any Nexstar Entity, in connection with their current and former properties or their businesses, to be in compliance with any Environmental Law or to obtain any permit, certificate, license, approval and other authorization under such Environmental Laws has not had, and is not reasonably expected to have, a Material Adverse Effect. No Nexstar Entity has entered into, has agreed to or is subject to any judgment, decree or order or other similar requirement of any Governmental Authority under any Environmental Law, including without limitation, relating to compliance or to investigation, cleanup, remediation or removal of Hazardous Materials, which has had, or is reasonably expected to have, a Material Adverse Effect. No
Nexstar Entity has contractually assumed any liabilities or obligations under any Environmental Law which assumption has had, or is reasonably expected to have, a Material Adverse Effect. There are no facts or circumstances which exist that could give rise to liabilities with respect to Hazardous Materials or any Environmental Law, which have had, or are reasonably expected to have, a Material Adverse Effect.

        6.16    FCC Licenses.

                (a) Each Nexstar Entity holds such validly issued FCC licenses and authorizations as are necessary to operate their respective Stations as they are currently operated (collectively, the "FCC Licenses"), and each such FCC License is in full force and effect. The Stations of each Nexstar Entity and the FCC Licenses of each Nexstar Entity as of the Effective Date are listed on Schedule 6.16, and each of such FCC Licenses has the expiration date indicated on Schedule 6.16.

                (b) No Nexstar Entity has knowledge of any condition imposed by the FCC as part of any FCC License which is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications Act").

                (c) No proceedings are pending or are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operation, other than any matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and proceedings affecting the television broadcasting industry in general.

                (d) All reports, applications and other documents required to be filed by the Nexstar Entities with the FCC with respect to the Stations have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects,

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        except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to have a Material Adverse Effect, and no Nexstar Entity has knowledge of any matters which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on any Nexstar Entity of any material fines or forfeitures by the FCC, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of any Station's authorization to operate as currently authorized under the Communications Act and the policies, rules and regulations of the FCC.

                (e) There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to any Station or its operations. The Borrower has delivered to the Banks true and complete copies of all FCC Licenses (including any and all amendments and other modifications thereto), all pending applications relating thereto and all orders and other documents issued by the FCC authorizing the Acquisition of the Morris Stations and the LIN Stations, if any.

        6.17 Subsidiaries; Capital Stock of Nexstar Finance Holdings. No Nexstar Entity has any Subsidiaries except, on the date hereof, those Subsidiaries which are identified in Schedule 6.17 and, thereafter, those Subsidiaries identified as to be formed or Acquired in Schedule 6.17 or in any Guaranty Supplement and those Subsidiaries permitted to be formed or Acquired in compliance with the terms hereof. As of the date hereof, each of the Nexstar Entities identified in Schedule 6.17 as owning Capital Stock of Nexstar Finance Holdings II owns and holds directly the Capital Stock of Nexstar Finance Holdings II indicated in Schedule 6.17. As of the date hereof, the Capital Stock of Nexstar Finance Holdings II held by such Nexstar Entities collectively constitutes all of the issued and outstanding Capital Stock of Nexstar Finance Holdings II. Nexstar Finance Holdings II owns 100% of the Capital Stock of Nexstar Finance Holdings.

        6.18 Solvency. As of the date on which this representation and warranty is made or deemed made, each Nexstar Entity is Solvent on a consolidated and consolidating basis, both before and after giving effect to any transaction with respect to which this representation and warranty is being made and to the incurrence of all Indebtedness, Guarantee Obligations and other obligations incurred on such date in connection herewith and therewith.

        6.19 Labor Controversies. There are no labor controversies pending or, to the best knowledge of each Nexstar Entity, threatened against any Nexstar Entity which could reasonably be expected to have a Material Adverse Effect.

        6.20    Security Documents.

                (a) The Pledge and Security Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Banks, a legal, valid and enforceable security interest in the Pledged Collateral and the Lien granted pursuant to the Pledge and Security Agreement constitutes a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgor or pledgors thereunder in such Pledged Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

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                (b)     The Security Agreement is effective to create in favor
        of the Collateral Agent, for the benefit of the Banks, a legal, valid and enforceable security interest in the Security Agreement Collateral and proceeds thereof and the Lien granted pursuant to the Security Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the grantor or grantors thereunder in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Permitted Liens.

        6.21 Network Affiliation Agreements. Set forth on Schedule 6.21 hereto is a list, as of the Effective Date, of each effective Network Affiliation Agreement and the expiration date therefor.

        6.22 Condition of Stations. All of the material properties, equipment and systems of each Nexstar Entity and the Stations are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in condition which is sufficient for the operation thereof in accordance with past practice of the Station in question and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority including without limitation the FCC and (b) any FCC License, in each case except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.

        6.23 Special Purpose Entities. The Parent Guarantors engage in no business activities (other than as contemplated by this Agreement), and have (a) no significant assets other than debt and equity securities of their respective Subsidiaries or (b) liabilities other than (i) those liabilities permitted under this Agreement and the other Loan Documents to which they are each respectively a party, (ii) the Management Loan Guaranty, (iii) the Nexstar Guaranty of Mission Obligations, (iv) the Management Agreement, (v) the Holdings Subordinated Convertible Promissory Notes, (vi) the Parent Subordinated Convertible Promissory Notes and (vii) liabilities for the payment of taxes.

                                  ARTICLE VII.

                              AFFIRMATIVE COVENANTS

        The Borrower and each Parent Guarantor agrees with the Administrative Agent, the Syndication Agent and each Bank that, until all Commitments and Letters of Credit have terminated and all Obligations (other than indemnities for which no request for payment has been made) have been paid and performed in full:

        7.01 Financial Statements. The Borrower shall deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent and the Majority Banks, and with sufficient copies for each Bank:

                (a) as soon as available, but not later than 90 days after the end of each Fiscal Year, a copy of the audited consolidated balance sheet of the Ultimate Parent and its consolidated Subsidiaries and of the Borrower and its consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income or operations,

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        stockholders' or members' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, and accompanied by the opinion of PricewaterhouseCoopers LLP or another nationally-recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes agreed upon by the Ultimate Parent and/or the Borrower, on the one hand, and such auditors, on the other hand, which are disclosed and described in such statements); and such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the records of the Ultimate Parent, the Borrower or any of their respective Subsidiaries;

                (b) as soon as available, but not later than 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a copy of the unaudited consolidated balance sheet of the Ultimate Parent and its consolidated Subsidiaries and of the Borrower and its consolidated Subsidiaries as of the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' or members' equity and cash flows for the period commencing on the first day and ending on the last day of such Fiscal Quarter, and certified (in a certificate of the Ultimate Parent or the Borrower, as the case may be, executed on behalf of such Nexstar Entity by a Responsible Officer) as being complete and correct and fairly presenting in all material respects, in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments), the financial position and the results of operations of the Ultimate Parent and its consolidated Subsidiaries and of the Borrower and its consolidated Subsidiaries, respectively; and

                (c) as soon as available, but not later than 30 days after the end of each month, a copy of the unaudited consolidated balance sheet of the Ultimate Parent and its consolidated Subsidiaries and the Borrower and its consolidated Subsidiaries as of the end of such month and the related statements of income, stockholders' or members' equity and cash flows for the period commencing on the first day and ending on the last day of such month, and certified (in a certificate of the Ultimate Parent or the Borrower, as the case may be, executed on behalf of such Nexstar Entity by a Responsible Officer) as being complete and correct and fairly presenting in all material respects, in accordance with GAAP (except for the absence of footnotes and subject to normal year-end adjustments), the financial position and the results of operations of the Ultimate Parent and its consolidated Subsidiaries and the Borrower and its consolidated Subsidiaries, respectively.

        7.02 Certificates; Other Information. The Borrower shall furnish to the Administrative Agent, with sufficient copies for each Bank:

                (a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Compliance Certificate of the Ultimate Parent and the Borrower;

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                (b)     promptly after the same are sent, copies of all
        financial statements and reports which any Nexstar Entity sends to its shareholders, partners or members; and promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which any Nexstar Entity may make to, or file with, the Securities and Exchange Commission, other than filings on Form 11-K and S-8;

                (c) promptly, such additional business, financial and other information with respect to the Ultimate Parent, the Borrower or any of their respective Subsidiaries as the Administrative Agent, at the request of any Bank, may from time to time reasonably request; and

                (d) promptly upon receipt thereof, notice of any change in the credit ratings of any Nexstar Entity by Moody's or S & P.

        7.03 Notices. The Borrower shall, upon any Responsible Officer of any Nexstar Entity obtaining knowledge thereof, give notice (accompanied by a reasonably detailed explanation with respect thereto) promptly to the Administrative Agent, the Issuing Bank and each Bank of:

                (a)     the occurrence of any Default or Event of Default;

                (b) any litigation, arbitration, or governmental investigation or proceeding not previously disclosed by the Borrower to the Banks which has been instituted or, to the knowledge of any Nexstar Entity, is threatened against any Nexstar Entity or to which any of their respective properties is subject (i) which could reasonably be expected to have a Material Adverse Effect or (ii) which relates to this Agreement, any other Loan Document or any of the transactions contemplated hereby;

                (c) any development which shall occur in any litigation, arbitration, or governmental investigation or proceeding previously disclosed by any Nexstar Entity to the Banks which could reasonably be expected to have a Material Adverse Effect; or

                (d) any of the following events affecting any Nexstar Entity or any ERISA Affiliate (but in no event more than ten days after such event), together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to any Nexstar Entity or any ERISA Affiliate with respect to such event:

                        (i)     an ERISA Event; or

                        (ii)    any of the representations and warranties in
                Section 6.07 ceasing to be true and correct.

        7.04 FCC Information. As soon as possible and in any event within five days after the receipt by any Nexstar Entity from the FCC or any other Governmental Authority or filing or receipt thereof by any Nexstar Entity, provide to the Banks (a) any citation, notice of violation or order to show cause issued by the FCC or any Governmental Authority with respect to any Nexstar Entity which is available to any Nexstar Entity, in each case which could reasonably be expected to have a Material Adverse Effect and (b) if applicable, a copy of any notice or

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application by any Nexstar Entity requesting authority to or notifying the FCC of its intent to cease broadcasting on any broadcast station for any period in excess of ten days.

        7.05 FCC Licenses and Regulatory Compliance. The Parent Guarantors and the Borrower shall, and shall cause each of their respective Subsidiaries to, comply in all material respects with all terms and conditions of all FCC Licenses covering the Stations, all Federal, state and local laws, all rules, regulations and administrative orders of the FCC and all state and local commissions or authorities which are applicable to the Parent Guarantors, the Borrower and/or their respective Subsidiaries or the operation of the Stations of any Nexstar Entity.

        7.06 License Lapse. As soon as possible and in any event within five days after the receipt thereof by any Nexstar Entity, the Borrower will give the Banks notice of any lapse, termination or relinquishment of any material License, permit or other authorization from the FCC or other Governmental Authority held by any Nexstar Entity or any failure of the FCC or other Governmental Authority to renew or extend any such License, permit or other authorization for the usual period thereof and of any complaint or other matter filed with or communicated to the FCC or other Governmental Authority, of which any Nexstar Entity has knowledge and in any such case which could reasonably be expected to have a Material Adverse Effect.

        7.07 Maintenance of Corporate, Limited Liability Company or Partnership Existence, etc. The Parent Guarantors and the Borrower shall, and shall cause each of their respective Subsidiaries to, cause to be done at all times all things necessary to maintain and preserve the corporate, limited liability company or partnership existence, as the case may be, of each Nexstar Entity except to the extent otherwise permitted pursuant to Section 8.04 (including by waiver or consent). Prior to the effective time of the Mergers, each of the Nexstar Entities will continue to own and hold directly all of the outstanding shares of Capital Stock of their respective Subsidiaries, each of the Parent Guarantors that own Capital Stock of the Nexstar Finance Holdings II, will continue to own and hold directly, collectively, all of the issued and outstanding Capital Stock of Nexstar Finance Holdings II, except as otherwise permitted pursuant to Section 8.04, and Nexstar Finance Holdings II will continue to own and hold directly all of the Capital Stock of Nexstar Finance Holdings. After the effective time of the Mergers, the Ultimate Parent will continue to own and hold directly all of the outstanding shares of capital stock of Nexstar Finance Holdings, and each of the Nexstar Entities other than the Ultimate Parent will continue to own and hold directly all of the outstanding shares of Capital Stock of their respective Subsidiaries, in each case as set forth on Schedule 6.17, except as otherwise permitted pursuant to Section 8.04.

        7.08 Foreign Qualification, etc. The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, cause to be done at all times all things necessary to maintain and preserve the rights and franchises of the Parent Guarantors, the Borrower and their respective Subsidiaries to be duly qualified to do business and be in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary and where the failure to maintain and preserve or so qualify could reasonably be expected to have a Material Adverse Effect.

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        7.09    Payment of Taxes, etc. The Parent Guarantors and the Borrower
will, and will cause each of their respective Subsidiaries to, pay and discharge, as the same may become due and payable, all federal and material state and local taxes, assessments, and other governmental charges or levies against or on any of the income, profits or property of a Nexstar Entity, as well as material claims of any kind which, if unpaid, might become a Lien upon a Nexstar Entity's properties, and will pay (before they become delinquent) all other material obligations and liabilities; provided, however, that the foregoing shall not require the Parent, Guarantors, the Borrower or any of their respective Subsidiaries to pay or discharge any such tax, assessment, charge, levy, lien, obligation or liability so long as such Nexstar Entity shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves in accordance with GAAP.

        7.10 Maintenance of Property; Insurance. The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, keep all of the material property and facilities that are useful and necessary in the business of the Nexstar Entities in such condition as is sufficient for the operation of such business in the ordinary course and will maintain, and cause each of their respective Subsidiaries to maintain, such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated to the Nexstar Entities.

        7.11 Compliance with Laws, etc. The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, comply with the Requirements of Law of any Governmental Authority, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

        7.12 Books and Records. The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, keep proper books and records reflecting all of their business affairs and transactions in accordance with GAAP. Each of the Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, permit the Agents and any Agent-Related Person, or, after the occurrence and during the continuance of any Default or Event of Default under Section 9.01, any Bank, or any of their respective representatives or agents, upon reasonable notice and at reasonable times and intervals during ordinary business hours (or at any time if an Event of Default has occurred and is continuing), to visit all of their offices, discuss their financial matters with their officers and, subject to the right of representatives of the Nexstar Entities to be present, independent accountants (and hereby authorizes such independent accountants to discuss their financial matters with the Administrative Agent, the Syndication Agent, any Agent-Related Person, any Bank or its representatives pursuant to the foregoing) and examine and make abstracts or photocopies from any of their books or other corporate records, all at the Borrower's expense for any charges imposed by such accountants or for making such abstracts or photocopies, but otherwise at the Administrative Agent's, Syndication Agent's or such Bank's expense.

        7.13 Use of Proceeds. The Borrower shall use, or cause its Subsidiaries to use, the proceeds of the Loans (a) to refinance the Indebtedness outstanding under the Existing Nexstar Credit Agreement and to pay related transaction costs, (b) to finance Acquisitions permitted under this Agreement (including by waiver or consent), and (c) for capital expenditures, working capital and other general corporate requirements of the Borrower and its Subsidiaries.

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        7.14    End of Fiscal Years; Fiscal Quarters. The Parent Guarantors and
the Borrower will, for financial reporting purposes, cause (a) its and each of their respective Subsidiaries' fiscal years to end on December 31 of each year and (b) its and each of their respective Subsidiaries' fiscal quarters to end on March 31, June 31, September 30 and December 31 of each year.

        7.15 Interest Rate Protection. The Borrower shall maintain such Interest Rate Protection Agreements as are necessary so as to provide, through and including March 31, 2005 that at least 50% of the principal amount of the sum of all Indebtedness for borrowed money of the Borrower and its Subsidiaries plus all outstanding Mission Loans is subject to either a fixed interest rate or interest rate protection.

        7.16    Additional Security; Further Assurances.

                (a) The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, grant to the Collateral Agent, for the benefit of the Banks, security interests and mortgages in such assets and properties of the Nexstar Entities as are not covered by the Security Documents, and as may be requested from time to time by the Administrative Agent or the Majority Banks (collectively, the "Additional Security Documents"). All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and the Borrower and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and shall be subject to no Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full.

                (b) The Parent Guarantors and the Borrower will, and will cause each of their respective Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents or any Additional Security Documents as the Collateral Agent may reasonably require and as are reasonably satisfactory to the Borrower. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 7.16 has been complied with.

                (c) If at any time any Parent Guarantor or the Borrower creates or acquires any additional Subsidiary, such Parent Guarantor and/or the Borrower, as applicable, will promptly notify the Administrative Agent thereof and cause such Subsidiary, within the time period required by clause (f) of Section 8.11, to execute and deliver appropriate

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        Guaranty Supplements, a Joinder to Security Agreement and a Joinder to
        Pledge and Security Agreement.

                (d) If the Administrative Agent or the Majority Banks determine that they or any of them are required by law or regulation to have appraisals prepared in respect of any Real Property of the Nexstar Entities constituting Collateral, the Borrower shall provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance reasonably satisfactory to the Administrative Agent.

                (e) The Parent Guarantors and the Borrower agree that each action required above by this Section 7.16 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Administrative Agent or the Majority Banks or required to be taken by the applicable Nexstar Entity pursuant to the terms of this Section 7.16; provided that in no event shall any Nexstar Entity be required to take any action, other than using its reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 7.16.

                                  ARTICLE VIII.

                               NEGATIVE COVENANTS

        The Borrower and each Parent Guarantor agrees with the Administrative Agent, the Syndication Agent and each Bank that, until all Commitments and Letters of Credit have terminated and all Obligations (other than indemnities for which no request for payment has been made) have been paid and performed in full:

        8.01 Changes in Business. The Parent Guarantors and the Borrower will not, and will not cause or permit any of their respective Subsidiaries to, directly or indirectly, alter in a fundamental and substantial manner the character of the Television Broadcasting Business of the Nexstar Entities, taken as a whole, from that conducted immediately following the Effective Date.

        8.02 Limitation on Liens. The Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, create, incur, assume, or suffer to exist any Lien upon any of their respective revenues, property (including fixed assets, inventory, Real Property, intangible rights and Capital Stock) or other assets, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                (a) immaterial Liens which were granted prior to the Effective Date securing Indebtedness or other obligations in an aggregate principal (or face amount) for all Nexstar Entities not to exceed $2,500,000, and refinancings, renewals and extensions thereof to the extent not encumbering additional property;

                (b) Liens for taxes, assessments or other governmental charges or levies to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 7.09;

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                (c)     Liens encumbering property of any Nexstar Entity
        consisting of carriers, warehousemen, mechanics, materialmen, repairmen and landlords and other Liens arising by operation of law and incurred in the ordinary course of business for sums which are not overdue or which are being contested in good faith by appropriate proceedings and (if so contested) for which appropriate reserves with respect thereto have been established and maintained on the books of such Nexstar Entity in accordance with GAAP;

                (d) Liens encumbering property of any Nexstar Entity incurred in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits, or to secure performance of bids, tenders, statutory obligations, leases, and contracts (other than for Indebtedness) entered into in the ordinary course of business of such Nexstar Entity or (ii) to secure obligations on surety, performance or appeal bonds so long as the obligations secured by Liens under this clause (ii) do not exceed $2,500,000 in the aggregate at any time outstanding for all Nexstar Entities;

                (e) easements, rights-of-way, reservations, permits, servitudes, zoning and similar restrictions and other similar encumbrances or title defects (i) described in the Mortgage Policies or
        (ii) which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Nexstar Entity;

                (f) judgment Liens securing amounts not in excess of (i) $2,500,000 and (x) in existence less than 30 days after the entry thereof, (y) with respect to which execution has been stayed or (z) with respect to which the appropriate insurance carrier has agreed in writing that there is coverage by insurance or (ii) $2,500,000 in the aggregate at any time outstanding for all Nexstar Entities;

                (g) Liens securing documentary letters of credit; provided such Liens attach only to the property or goods to which such letter of credit relates;

                (h) purchase money security interests encumbering, or Liens otherwise encumbering at the time of the acquisition thereof by the Borrower or its Subsidiaries, (i) Real Property, provided that such security interests and Liens do not secure amounts in excess of $2,500,000 in the aggregate at any time outstanding for the Borrower and its Subsidiaries and (ii) equipment, furniture, machinery or other assets hereafter acquired by the Borrower or its Subsidiaries for normal business purposes, and refinancings, renewals and extensions of such security interests and Liens, provided that such security interests and Liens do not secure amounts in excess of $3,500,000 in the aggregate at any time outstanding for the Borrower and its Subsidiaries;

                (i) interests in Leaseholds under which a Nexstar Entity is a lessor, provided such Leaseholds are otherwise not prohibited by the terms of this Agreement;

                (j) bankers' Liens in respect of deposit accounts that are not part of the perfected Collateral;

                (k)     Liens created by the Security Documents;

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                (l)     Liens represented by the escrow of cash or Cash
        Equivalents, and the earnings thereon, securing the obligations of the Borrower or any of its Subsidiaries under any agreement to Acquire, or pursuant to which it Acquired, Reinvestment Assets in accordance with this Agreement or other assets which it is permitted to Acquire pursuant to Section 8.04 (including by waiver or consent) or securing the obligations of the Borrower or any of its Subsidiaries to the seller of the property under any agreement pursuant to which the Borrower or any of its Subsidiaries may Acquire Reinvestment Assets in accordance with this Agreement or other assets which the Borrower or its Subsidiaries are permitted to Acquire pursuant to Section 8.04 (including by waiver or consent); and

                (m) other Liens, so long as the obligations secured thereby do not exceed $1,000,000 in the aggregate (for all Nexstar Entities) at any time outstanding.

        8.03 Disposition of Assets. The Parent Guarantors and the Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:

                (a) any Nexstar Entity may make and agree to make Dispositions to Wholly-Owned Subsidiaries of the Borrower or the Borrower after prior written notice to the Administrative Agent describing the Disposition and compliance by the transferee with the applicable terms of the Security Documents;

                (b) so long as no Default or Event of Default exists both before and after giving effect thereto, the Borrower or any Subsidiary of the Borrower may agree to and make Dispositions of Stations or the Capital Stock of any Subsidiary of the Borrower so long as (i) the aggregate amount received for all such Dispositions by the Mission Entities and the Nexstar Entities does not exceed $30,000,000 in any Fiscal Year or $60,000,000 during the period from the Effective Date until the date the Obligations have been paid in full and the Commitments have been terminated, and (ii) at least 10 Business Days prior to the consummation of any proposed Disposition, the Borrower shall have delivered to the Administrative Agent (A) a certificate of the Borrower executed on its behalf by a Responsible Officer of the Borrower, which certificate shall contain (x) financial projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis (giving effect to the consummation of such Disposition and any related repayment of Indebtedness) for the period from the proposed date of the consummation of any proposed Disposition to the Stated Maturity Date of the latest to mature of the Loans demonstrating compliance for such period with the covenants set forth in Section 8.09, (y) a certification to the Administrative Agent and the Banks that all representations and warranties set forth in this Agreement and the other Loan Documents are true and correct as of such date and will be true and correct both before and after giving effect to such Disposition and (z) a certification that no Default or Event of Default exists both before and after giving effect to such Disposition and (B) a Pro Forma Compliance Certificate of the Borrower for the then applicable Measurement Period giving effect to the consummation of such Disposition and any related repayment of Indebtedness;

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                (c)     Dispositions permitted by Section 8.04(c) and (d);

                (d) Dispositions of cash or Cash Equivalents, unless otherwise prohibited under this Agreement or the other Loan Documents;

                (e)     Dispositions of Capital Stock permitted under Section
        8.13 (including by waiver or consent);

                (f) so long as no Default or Event of Default exists both before and after giving effect thereto, Dispositions consisting of Sale and Leaseback Transactions effected with the prior written consent of the Administrative Agent and the Majority Banks; and

                (g) so long as no Default or Event of Default exists both before and after giving effect thereto, Dispositions in connection with a like-kind exchange (in accordance with the Code) of a Station or Stations on terms and conditions reasonably acceptable to the Administrative Agent and the Majority Banks, so long as (i) the aggregate amount received for all such Dispositions does not exceed $100,000,000 during the period from the Effective Date until the date the Obligations have been paid in full and the Commitments have been terminated and (ii) the Borrower provides all information and certificates required by Section 8.04(b).

        8.04 Consolidations, Mergers, Acquisitions, etc. The Parent Guarantors and the Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, wind up, liquidate or dissolve themselves (or enter into any agreement to take any such action), or make any Acquisition, or enter into any agreement to make any Acquisition, or convey, sell, transfer, lease or otherwise dispose of all or substantially all of their respective assets, either in one transaction or a series of related transactions, to any other Person or Persons, or commit to do any of the foregoing, except:

                (a) the Parent Guarantors, the Borrower and their respective Subsidiaries may make Dispositions permitted under Section 8.03 (including by waiver or consent);

                (b) so long as no Default or Event of Default exists both before and after giving effect thereto, (i) the purchase or acquisition (by merger, consolidation, acquisition of Capital Stock or assets, like-kind exchange or otherwise) by the Borrower or any Wholly-Owned Subsidiary of the Borrower, after the Effective Date of (A) 100% of the Capital Stock of any Person primarily engaged in the Television Broadcasting Business, (B) a television broadcast station and all related assets necessary to operate such television broadcast station, or (ii) the entering into by the Borrower or any of its Wholly-Owned Subsidiaries, after the Effective Date, of any Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement with respect to a television broadcasting station (other than in connection with a Disposition); provided that at least 5 Business Days prior to both the entering into commitment to enter into any transactions or series of related transactions and the consummation of any such proposed transaction or series of related transactions, or at such later time as agreed to by the Administrative Agent, the Borrower shall have delivered to the Administrative Agent,

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                (1)     a certificate of the Borrower executed on its behalf by
        a Responsible Officer of the Borrower, certifying

                            (x) that the financial projections attached thereto have been prepared on a Pro Forma Basis in good faith after inclusion of the full transaction or series of related transactions and all related borrowings and issuances of Capital Stock in connection therewith for the period from the date of the actual or anticipated, as applicable, consummation of the proposed transaction or series of related transactions to the Stated Maturity Date for the latest to mature of the Loans,

                            (y) that no Default or Event of Default exists or is projected to exist both before and after giving effect to the consummation of such transaction or series of related transactions after giving effect to the full transaction or series of related transactions and all related borrowings and issuances of Capital Stock in connection therewith, and

                            (z) that as of the actual or anticipated, as applicable, date of the consummation of the proposed transaction or series of related transactions, each of the Consolidated Total Leverage Ratio and the Consolidated Senior Leverage Ratio then in effect will be at least .25:1.0 less than the maximum respective Consolidated Total Leverage Ratio and Consolidated Senior Leverage Ratio permitted in
                            Section 8.09 for such date,

                (2) a Pro Forma Compliance Certificate of the Borrower for the Measurement Period for the actual or anticipated, as applicable, consummation of such transactions, giving effect to the consummation of such transaction or series of related transactions, and

                (3) evidence satisfactory to the Majority Banks that there is sufficient committed availability hereunder and/or from one or more other financing sources acceptable to the Administrative Agent to finance such transaction or series of related transactions;

provided further, that if immediately after giving effect to such transaction or series of related transactions, the Consolidated Senior Leverage Ratio is greater than or equal to 3.00:1.00, (i) the aggregate purchase consideration paid or committed to be paid by the Nexstar Entities and the Mission Entities, as applicable, in connection with such transaction or series of related transactions may not exceed $25,000,000, (ii) the aggregate purchase consideration committed to be paid but not yet paid by the Nexstar Entities and the Mission Entities, as applicable, in connection with all Acquisitions to which they have been committed pursuant to definitive agreements may not exceed $50,000,000 in the aggregate, and (iii) the certificate provided pursuant to clause (1) of

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the foregoing proviso shall contain, in addition to those requirements set forth in (x), (y) and (z) above, certification of compliance with clauses (i) and (ii) of this second proviso.

                (c) any Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, the Borrower so long as (i) the Borrower is the surviving Person of any such merger, dissolution or liquidation and (ii) the Borrower complies with the relevant provisions of the Security Documents to which it is a party so that the security interests granted to the Collateral Agent pursuant to such Security Documents in the assets of such merged, dissolved or liquidated Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

                (d) any Subsidiary of the Borrower may merge with and into, or be dissolved or liquidated into, any Wholly-Owned Subsidiary of the Borrower so long as (i) such Wholly-Owned Subsidiary of the Borrower is the surviving corporation of such merger, dissolution or liquidation and
        (ii) the acquiring Wholly-Owned Subsidiary complies with the relevant provisions of the Security Documents to which it is a party so that the security interests granted to the Collateral Agent pursuant to such Security Documents in the assets of such merged, dissolved or liquidated Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

                (e) the formation or creation of new Subsidiaries of the Nexstar Entities in accordance with Section 8.11(f);

                (f) the Borrower or a Wholly-Owned Subsidiary of the Borrower which is a Guarantor may acquire the stock of the corporations that directly or indirectly own the Morris Stations, provided


                            (A) the maximum purchase price (net of adjustments
                        set forth in Section 1.2(c) of the Stock Purchase Agreement, dated December 30, 2002, by and among the Ultimate Parent, Nexstar Broadcasting of Little Rock, L.L.C., Nexstar Broadcasting of Dothan, L.L.C., Morris Network, Inc., United Broadcasting Corporation, KARK-TV, Inc., and Morris Network of Alabama, Inc.), is $90,000,000,

                            (B) not more than $40,000,000 shall have been paid
                        concurrent with the execution of any related Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement (or similar arrangement), or a stock purchase agreement (or similar arrangement) and the remainder of the purchase price is to be paid only upon or after consummation of the purchase of such stock,

                            (C) the purchase of such stock must be consummated
                        no later than June 30, 2004, and

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                            (D) no Event of Default exists or will exist before
                        and after giving effect to the consummation of such transaction;

                (g) the Parent Guarantors, the Borrower and their respective Subsidiaries may consummate the Mergers; provided (A) the Mergers are accomplished pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and its counsel, (B) immediately after the Mergers, the Ultimate Parent, Nexstar Finance Holdings and Nexstar Finance, Inc., execute and deliver to the Administrative Agent Ratification and Assumption Agreements substantially in the forms of Exhibits L-1, L-2 and L-3, respectively, and cause to be delivered to the Administrative Agent an opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent (including, without limitation, customary opinions with respect to the Mergers and an enforceability opinion with respect to each Ratification and Assumption Agreement) and such other documents as may be reasonably requested by the Administrative Agent to assure itself of the continuing effectiveness of the Loan Documents being ratified and assumed by the Ultimate Parent, Nexstar Finance Holdings and Nexstar Finance, Inc., respectively, (C) no Default or Event of Default exists after giving effect to the Mergers, (D) the Parent Merger, the Holdco Merger and the Borrower Merger are consummated and effective on the same day, and (E) the Initial Public Offering is consummated on or within one Business Day after the effective date of the Mergers;

                (h) with respect to any Station owned by any Mission Entity, any Nexstar Entity may (subject to the FCC's rules and regulations) enter into a Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement with any Mission Entity and/or any Nexstar Entity; and

                (i) with respect to any Station owned by any Nexstar Entity, any other Nexstar Entity may (subject to the FCC's rules and regulations) enter into a Local Marketing Agreement, Joint Sales Agreement and/or Shared Services Agreement with any Nexstar Entity.

        8.05 Limitation on Indebtedness. The Parent Guarantors and the Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, create, incur, issue, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                (a) Indebtedness existing on the Effective Date and described on Schedule 8.05(a) and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount of such Indebtedness);

                (b)     Indebtedness incurred pursuant to any Loan Document;

                (c) Indebtedness of any Credit Party owing to the Borrower or any Wholly-Owned Subsidiary of the Borrower, provided that any such Indebtedness (i) is permitted to be advanced by the Borrower or such Wholly-Owned Subsidiary pursuant to the

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        provisions of Section 8.11 and (ii) is not subordinated to any other
        Indebtedness of the obligor (other than the Obligations);

                (d) so long as no Event of Default exists both before and after giving effect to the incurrence thereof, Indebtedness of the Borrower and/or its Subsidiaries secured by Liens permitted by Section 8.02(h);

                (e) so long as no Event of Default exists both before and after giving effect to the incurrence thereof, (i) Permitted Borrower Unsecured Indebtedness in an aggregate principal amount not to exceed $5,000,000 outstanding at any time, such maximum amount to be reduced by the aggregate principal amount of "Permitted Borrower Unsecured Indebtedness" (as such term is defined in the Mission Credit Agreement) of any Mission Entity outstanding at any time, and (ii) Permitted Seller Subordinated Indebtedness, in an aggregate principal amount not to exceed $15,000,000 outstanding at any time, such maximum permitted amount to be reduced by the aggregate principal amount of "Permitted Seller Subordinated Indebtedness" (as such term is defined in the Mission Credit Agreement) of any Mission Entity outstanding at such time, provided that prior to the incurrence of any such Indebtedness, the Borrower shall have delivered to the Administrative Agent (x) a certificate of the Borrower executed on its behalf by a Responsible Officer of the Borrower certifying (A) compliance with each of the financial covenants contained in Section 8.09, based on financial projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis for the period from the proposed date of the incurrence of such Indebtedness to the Stated Maturity Date of the latest to mature of the Loans and (B) that no Default or Event of Default exists or will exist both before and after giving effect to the incurrence of such Indebtedness and (y) a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the incurrence of such Indebtedness, giving effect to the incurrence of such Indebtedness;

                (f) so long as no Event of Default exists both before and after giving effect to the incurrence thereof, Interest Rate Protection Agreements required hereunder or in respect of Indebtedness otherwise permitted hereby so long as such agreements are not entered into for speculative purposes and the Borrower is in compliance with Section 7.15 after giving effect thereto;

                (g) Capital Lease Obligations and other Indebtedness (other than Indebtedness for borrowed money) of the Borrower and/or its Subsidiaries in an amount not to exceed $3,500,000 in the aggregate for the Borrower and its Subsidiaries at any time outstanding, such maximum amount to be reduced by the aggregate principal amount of Indebtedness of any Mission Entity permitted under Section 8.05(g) of the Mission Credit Agreement outstanding at any time;

                (h) (i) subordinated Guaranty Obligations of the Nexstar Entities (other than the Borrower) with respect to Permitted Borrower Subordinated Indebtedness and Guaranty Obligations of the Nexstar Entities (other than Nexstar Finance Holdings) with respect to Permitted Holdings Unsecured Indebtedness, and (ii) subordinated Guaranty Obligations of the Nexstar Entities (other than the Borrower) with respect to Permitted

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        Seller Subordinated Indebtedness incurred by the Borrower and subordinated Guaranty Obligations of the Nexstar Entities with respect to Permitted Seller Subordinated Indebtedness (as that term is defined in the Mission Credit Agreement);

                (i) the Ultimate Parent, Nexstar Finance Holdings II and/or Nexstar Finance Holdings may borrow up to an aggregate principal amount not to exceed $30,000,000 in the aggregate at any time outstanding from one or more ABRY Funds and/or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to one or more of them) pursuant to the terms and conditions of, and as evidenced by, a Parent Subordinated Convertible Promissory Note (an "Initial Loan"), provided that, concurrently upon receipt thereof by Nexstar Finance Holdings II, the Net Debt Proceeds from any Initial Loan are used to make a loan in equal amount to Nexstar Finance Holdings pursuant to the terms and conditions of, and as evidenced by, a Holdings Subordinated Convertible Promissory Note, provided further that, concurrently upon receipt thereof by Nexstar Finance Holdings, the New Debt Proceeds from any Initial Loan made to Nexstar Finance Holdings or any loan pursuant to the preceding proviso are used to make a loan in equal amount to the Borrower pursuant to the terms and conditions or, and as evidenced by, a Borrower Subordinated Convertible Promissory Note, provided further that each such loan made pursuant to a Parent Subordinated Convertible Promissory Note, a Holdings Subordinated Convertible Promissory Note or a Borrower Subordinated Convertible Promissory Note shall remain outstanding only until the earlier to occur of (x) the occurrence of a Default or an Event of Default or (y) the date which is eighteen months after such loan is made, at which time (I) the principal amount of (and all accrued and unpaid interest on) each such Initial Loan to Nexstar Finance Holdings or Nexstar Finance Holdings II will convert into Capital Stock (that is not Disqualified Stock) of the Ultimate Parent in accordance with the terms and provisions of the applicable Parent Subordinated Convertible Promissory Note, (II) the principal amount of (and all accrued and unpaid interest on) each such loan by Nexstar Finance Holdings II to Nexstar Finance Holdings will convert into common equity of Nexstar Finance Holdings in accordance with the terms and provisions of the applicable Holdings Subordinated Convertible Promissory Note, and (III) the principal amount of (and all accrued and unpaid interest on) each such loan by Nexstar Finance Holdings to the Borrower will convert into common equity of the Borrower in accordance with the terms and provisions of the applicable Borrower Subordinated Convertible Promissory Note;

                (j) so long as no Default or Event of Default exists both before and after giving effect to the incurrence thereof, the Borrower may incur Permitted Borrower Subordinated Indebtedness and Nexstar Finance Holdings may incur Permitted Holdings Unsecured Indebtedness in an aggregate amount not to exceed $150,000,000 for such Permitted Borrower Subordinated Indebtedness and Permitted Holdings Unsecured Indebtedness incurred after the Effective Date, provided that (A) prior to the date of the incurrence thereof, the Borrower shall have delivered to the Administrative Agent (1) a certificate of the Borrower executed on its behalf by a Responsible Officer of the Borrower, certifying compliance with each of the financial covenants contained in Section 8.09, based on financial projections of the Borrower and its Subsidiaries attached to such certificate which have been prepared on a Pro Forma Basis for the period from

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        the date of the proposed date of the incurrence of such Permitted
        Borrower Subordinated Indebtedness or Permitted Holdings Unsecured Indebtedness to the Stated Maturity Date of the latest to mature of the Loans and (y) that no Default or Event of Default exists or will exist both before and after giving effect to the incurrence of such Indebtedness, and (2) a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the incurrence of such Indebtedness giving effect to the incurrence of such Indebtedness and the use(s) of the proceeds thereof, and (B) concurrently upon receipt thereof, the Net Debt Proceeds therefrom are applied as may be required by accordance with Section 2.07(f);

                (k) (i) prior to the effective time of the Mergers, intercompany loans from the Ultimate Parent to Nexstar Finance Holdings II and from Nexstar Finance Holdings II to Nexstar Finance Holdings which are pledged as security for the Loans and the proceeds of which are concurrently, upon receipt thereof, contributed as common equity to the Borrower and (ii) after the effective time of the Mergers, intercompany loans from the Ultimate Parent to Nexstar Finance Holdings which are pledged as security for the Loans and the proceeds of which are concurrently, upon receipt thereof, contributed as common equity to the Borrower; and

                (l)     Permitted Parent Preferred Equity as permitted by
        Section 8.13(e).

        8.06 Transactions with Affiliates. Other than any Permitted Affiliate Transaction, the Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, enter into, or cause, suffer, or permit to exist:

                (a) any arrangement or contract with any of its Affiliates of a nature customarily entered into by Persons which are Affiliates of each other (including arrangements relating to the allocation of revenues, taxes, and expenses or otherwise) requiring any payments to be made by any Nexstar Entity to any such Affiliate unless such arrangement or contract is specifically permitted by this Agreement, is in the ordinary course of such Person's business and is fair and equitable to such Nexstar Entity;

                (b) any other transaction, arrangement, or contract with any of its Affiliates unless such transaction, arrangement or contract is on terms which are specifically permitted by this Agreement, is in the ordinary course of such Person's business and is on terms not less favorable than are obtainable from any Person which is not one of its Affiliates; or

                (c) any management services agreement other than the Second Amended and Restated Management Consulting Services Agreement, dated January 5, 1998, originally entered into between ABRY Partners, Inc. and Nexstar Management Inc. (f/k/a Nexstar Broadcasting Group, Inc.), as in effect on the Effective Date (the "Management Agreement").

        8.07 Use of Credits; Compliance with Margin Regulations. The Parent Guarantors and the Borrower will not, and will not suffer or permit any of their respective Subsidiaries to, use any portion of the proceeds of the Loans or any Letter of Credit, directly or indirectly, to

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purchase or carry Margin Stock other than in compliance with Regulations T, U and X of the Federal Reserve Board. At no time shall the value of the Margin Stock owned by any Nexstar Entity (as determined in accordance with Regulation U of the Federal Reserve Board) exceed 25% of the value (as determined in accordance with Section 221.2(g)(2) of Regulation U of the Federal Reserve Board) of the assets of such Nexstar Entity.

        8.08 Environmental Liabilities. The Parent Guarantors and the Borrower will not and will not permit any of their respective Subsidiaries to violate any Environmental Law to an extent sufficient to give rise to a Material Adverse Effect; and, without limiting the foregoing, the Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries or any other Person to, dispose of any Hazardous Material into or onto, or (except in accordance with applicable law) from, any Real Property owned, operated or otherwise used by any Nexstar Entity, or allow any Lien imposed pursuant to any Environmental Law to be imposed or to remain on such Real Property, in each case to the extent the same are reasonably likely to have a Material Adverse Effect, except as contested in reasonable good faith by appropriate proceedings and the pendency of such proceedings will not have a Material Adverse Effect and except and unless adequate reserves have been established and are being maintained on its books in accordance with GAAP.

        8.09    Financial Covenants.

                (a) Consolidated Total Leverage Ratio. The Consolidated Total Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

                          Period                                      Ratio
----------------------------------------------------------       ---------------
Effective Date through and including
March 30, 2004                                                   7.25 to 1.00
March 31, 2004 through and including June 29, 2004               7.00 to 1.00
June 30, 2004 through and including September 29, 2004           6.75 to 1.00
September 30, 2004 through and including December 30, 2004       6.25 to 1.00
December 31, 2004 through and including June 29, 2006            5.75 to 1.00
June 30, 2006 and thereafter                                     5.50 to 1.00

If the Initial Public Offering is consummated prior to March 31, 2004, then the maximum Consolidated Total Leverage Ratio for the period from such consummation through and including March 30, 2004 shall be reduced to 7.00 to 1.00.

                (b) Consolidated Senior Leverage Ratio. The Consolidated Senior Leverage Ratio shall not at any time during any period set forth below exceed the ratio set forth opposite such period below:

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                        Period                                       Ratio
----------------------------------------------------------       ---------------
Effective Date through and including June 29, 2004               4.25 to 1.00
June 30, 2004 through and including September 29, 2004           4.00 to 1.00
September 30, 2004 through and including December 30, 2004       3.75 to 1.00
December 31, 2004 through and including June 29, 2006            3.25 to 1.00
June 30, 2006 and thereafter                                     3.00 to 1.00

If the Initial Public Offering is consummated prior to March 31, 2004, then the maximum Consolidated Senior Leverage Ratio for the period from such consummation through and including September 29, 2004 shall be reduced to 4.00 to 1.00.

                (c) Consolidated Interest Coverage Ratio. The Consolidated Interest Coverage Ratio shall not at any time during any period set forth below be less than the ratio set forth opposite such period below:

                        Period                                       Ratio
----------------------------------------------------------       ---------------
Effective Date through and including June 29, 2004               1.50 to 1.00
June 30, 2004 through and including December 30, 2006            1.75 to 1.00
December 31, 2006 and thereafter                                 2.00 to 1.00

                (d) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio shall not at any time be less than (i) 1.10 to 1.00 for the Effective Date through and including September 29, 2004, and (ii) 1.20 to 1.00 for September 30, 2004 and thereafter.

                (e) Limitations on Capital Expenditures. The Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, make any Capital Expenditures (including any Capital Expenditures with respect to the Acquired Properties) during any Fiscal Year which exceed, in the aggregate for the Ultimate Parent and its Subsidiaries, $9,000,000. Notwithstanding anything to the contrary contained in the preceding sentence, (x) in the event the amount of Capital Expenditures permitted to be made by the Ultimate Parent and its Subsidiaries pursuant to this Section 8.09(e) in any Fiscal Year (before giving effect to any increase in such permitted expenditure amount pursuant to this sentence) is greater than the amount of such Capital Expenditures made by the Ultimate Parent and its Subsidiaries during such Fiscal Year, such excess may be carried forward and utilized to make Capital Expenditures in the succeeding Fiscal Year, (y) the amount of Capital Expenditures permitted to be made by the Ultimate Parent and its Subsidiaries during any Fiscal Year shall be increased by an amount equal

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        to that portion of the proceeds of any Recovery Event not required to be applied to prepay Loans pursuant to Section 2.07(c), and (z) the amount of Capital Expenditures permitted to be made by the Ultimate Parent and its Subsidiaries during any Fiscal Year shall be increased by an amount equal to $750,000 for each Station Acquired during the Fiscal Year in which such Acquisition occurs (except with respect to the Acquired Properties) and for each such Station for each Fiscal Year thereafter.

                (f) Limitation on Film Cash Payments. The Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, make any Film Cash Payments during any Fiscal Year which exceed, in the aggregate for the Ultimate Parent and its Subsidiaries an amount equal to $11,000,000; provided that such amount shall be increased by $750,000 for each Station Acquired during the Fiscal Year in which such Acquisition occurs (except with respect to the Acquired Properties) and for each such Station for each Fiscal Year thereafter.

        8.10 Restricted Payments. The Parent Guarantors and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, make any Restricted Payment, except:

                (a) so long as no Default or Event of Default exists both before and after giving effect to such repurchases, the Ultimate Parent may repurchase equity interests in the Ultimate Parent from former employees of the Nexstar Entities in an aggregate amount for all such repurchases pursuant to this Section 8.10(a) combined not to exceed $500,000 during any Fiscal Year, and the Subsidiaries of the Ultimate Parent may authorize, declare and/or pay Dividends to their respective shareholders, partners or members in the amount necessary to provide the funds necessary to permit the Ultimate Parent to make such repurchases;

                (b)     so long as no continuing Event of Default under clause
        (a) of Section 9.01 exists before giving effect to such repurchases, the Ultimate Parent may repurchase equity interests in the Ultimate Parent from former members of management of any Nexstar Entity so long as such repurchases are made from, and are equal to or less than the amount of, any proceeds received from any key-man life insurance policy or from capital contributions made by an ABRY Fund and/or Sook (or other Persons exercising preemptive rights in connection with an issuance of Capital Stock to any of them) which are not required to be used to prepay the Loans under Section 2.07(e);

                (c) the Subsidiaries of the Borrower may make Restricted Payments to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

                (d) so long as no Default or Event of Default exists both before and after giving effect to such Dividends and the Borrower and Nexstar Finance Holdings are each properly treated as a partnership or a disregarded entity for federal and state income tax purposes for the relevant taxable year, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings and Nexstar Finance Holdings and the other Parent Guarantors may authorize, declare and pay corresponding Dividends to their respective shareholders, partners or members for the annual income tax payments of such shareholders, partners or members, not to exceed $1,755,000 in the aggregate for all tax

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        payments in respect of Fiscal Year 2002 (and up to 110% of the maximum permitted amount for the preceding Fiscal Year, with respect to any Fiscal Year thereafter) and (ii) the Borrower and each Parent Guarantor may authorize, declare and pay Dividends to their respective shareholders, partners or members, as applicable, in an amount equal to the taxes, if any, due in connection with any Disposition but in no event in excess of the amounts received and retained by such distributing Person (in accordance with this Agreement) in connection with such Disposition or by receipt of any such Dividend;

                (e) so long as no Default or Event of Default exists both before and after giving effect to such Dividends, the Borrower and each Parent Guarantor may authorize, declare and pay Dividends to their respective shareholders, partners or members, as applicable, for the purpose of (i) paying such distributing Person's share of the corporate overhead expenses of ABRY Partners, LLC or its Affiliates in an aggregate amount for all such overhead expenses not to exceed $50,000 during Fiscal Year 2003 (and up to 105% of the maximum permitted amount for the preceding Fiscal Year, during any Fiscal Year thereafter), and
        (ii) the payment of management fees to ABRY Partners, LLC or its Affiliates, so long as the aggregate amount of all such management fee payments does not to exceed $300,000 in the aggregate for all Stations during Fiscal Year 2003 (and up to 105% of the maximum permitted amount for the preceding Fiscal Year, during any Fiscal Year thereafter);

                (f) so long as no Default or Event of Default exists both before and after the making thereof, after the fourth anniversary date of the issuance thereof, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings in the amount necessary to permit Nexstar Finance Holdings to make payments of cash interest and/or accreted value which becomes due and payable with respect to Permitted Holdings Unsecured Indebtedness and (ii) Nexstar Finance Holdings may make such cash interest and/or accreted value payments if, prior to the making of such payments of cash interest and/or accreted value by Nexstar Finance Holdings, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such Dividend of the Borrower, giving effect to each such Dividend of the Borrower and the related payments of cash interest and/or accreted value to be made by Nexstar Finance Holdings as though each such Dividend of the Borrower and the related payments of cash interest and/or accreted value to be made by Nexstar Finance Holdings had been made on the first day of the applicable Measurement Period relating to the date each such Dividend by the Borrower is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to each such Dividend and related payments of cash interest and/or accreted value;

                (g) so long as no Default or Event of Default exists both before and after the making thereof, the Borrower may make scheduled cash interest payments due and payable with respect to Permitted Seller Subordinated Indebtedness if, prior to the making of each such payment, the Borrower has delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such payment, giving effect to each such payment as though such payment had been made on the first day of the applicable Measurement Period relating to the date such

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        payment is to be made, and otherwise demonstrating that no Default or
        Event of Default exists both before and after giving effect to such payment;

                (h) so long as no Default or Event of Default exists both before and after the making thereof, the Borrower may make payments of scheduled cash interest due and payable with respect to (i) Permitted Borrower Unsecured Indebtedness and (ii) Permitted Borrower Subordinated Indebtedness, if prior to the making of such payments of cash interest, the Borrower has delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such payment of cash interest, giving effect to each such payment as though such payment had been made on the first day of the applicable Measurement Period relating to the date such payment is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to such payment of cash interest;

        (i) so long as no Default or Event of Default exists after the making thereof, the Nexstar Entities may make the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment; provided, that

                        (i) each such Restricted Payment may only be made using Net Issuance Proceeds of the Initial Public Offering (recognizing that the Cash Redemption Funding will be made prior to the Initial Public Offering with funds other than Net Issuance Proceeds of the Initial Public Offering but that an amount equal to the Cash Redemption Funding will be immediately contributed to the Borrower as cash common equity with the Net Issuance Proceeds of the Initial Public Offering to replace such funds),

                        (ii) immediately prior to the Initial Public Offering, the Administrative Agent shall have received (A) a consolidated balance sheet of the Ultimate Parent and its consolidated Subsidiaries, taken together, and the Borrower and its consolidated Subsidiaries, taken together, prepared on a Pro Forma Basis, giving effect to the Initial Public Offering and the other transactions consummated in connection therewith, as if such transactions occurred as of the first day of the applicable Measurement Period, and (B) a Pro Forma Compliance Certificate of the Ultimate Parent and the Borrower duly executed on behalf of the Ultimate Parent and the Borrower by a Responsible Officer of the Ultimate Parent and the Borrower, giving effect to the Initial Public Offering and the other transactions consummated in connection therewith, as if such transactions occurred as of the first day of the applicable Measurement Period, and certifying that the Initial Public Offering complies with all of the other requirements of Section 8.13,

                        (iii) the Holdings II Notes Repayment is effected contemporaneously with the Initial Public Offering, and

                        (iv) the Cash Redemption Funding, the Preferred Redemption and the Holdings II Notes Repayment all occur pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent;

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                (j)     so long as no Default or Event of Default exists both
        before and after the making thereof, after February 13, 2007 (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings and Nexstar Finance Holdings may in turn make corresponding Dividends to one or more of the Ultimate Parent's Wholly-Owned Subsidiaries, and such Wholly-Owned Subsidiaries of the Ultimate Parent may in turn make corresponding Dividends to the Ultimate Parent, in each case in the amount necessary to permit the Ultimate Parent to make payments of cash Dividends which become due and payable with respect to Permitted Parent Preferred Equity and (ii) the Ultimate Parent may pay such cash Dividends if, prior to the making of such payments of cash Dividends by the Ultimate Parent, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate of the Borrower prepared as of the date of the making of each such Dividend, giving effect to each such Dividend of the Borrower, Nexstar Finance Holdings and such Wholly-Owned Subsidiaries of the Ultimate Parent and the related payments of cash Dividends to be made by Nexstar Finance Holdings, the Wholly-Owned Subsidiaries of the Ultimate Parent and the Ultimate Parent as though each such Dividend and the related payments of cash Dividends had been made on the first day of the applicable Measurement Period relating to the date each such Dividend is to be made, and otherwise demonstrating that no Default or Event of Default exists both before and after giving effect to each such Dividend and related payments of cash Dividends;

                (k) prior to the effective time of the Mergers only, so long as no Default or Event of Default exists both before and after the making thereof, (i) the Borrower may authorize, declare and pay Dividends to Nexstar Finance Holdings and Nexstar Finance Holdings may in turn make corresponding Dividends to one or more of the Ultimate Parent's Wholly-Owned Subsidiaries, and such Wholly-Owned Subsidiaries of the Ultimate Parent may in turn make corresponding Dividends to the Ultimate Parent, in each case in the amount necessary to permit the Ultimate Parent to make payments to Nexstar Equity pursuant to the Nexstar Equity Reimbursement Agreement to reimburse such entity for expenses in connection with maintaining its corporate existence, filing tax returns, maintaining directors' and officers' insurance and such other activities as are deemed necessary by Nexstar Equity's board of directors and agreed to by the Ultimate Parent, provided, that the aggregate amount of such Dividends and expenses to be reimbursed by the Ultimate Parent in any Fiscal Year shall not exceed $40,000, and (ii) the Ultimate Parent may make such payments to Nexstar Equity; and

                (l) so long as (i) no Default or Event of Default exists after giving effect to the making of such Restricted Payment and (ii) prior to the making of such Restricted Payment the Administrative Agent shall have received a certificate duly executed on behalf of the Ultimate Parent and the Borrower by a Responsible Officer of the Borrower certifying that each of the Consolidated Total Leverage Ratio and the Consolidated Senior Leverage Ratio in effect after the making of such Restricted Payment will be at least .25:1.0 less than the maximum respective Consolidated Total Leverage Ratio and Consolidated Senior Leverage Ratio permitted in Section 8.09 for such date, any Nexstar Entity may make any Restricted Payment with Net Issuance Proceeds from the Initial Public Offering to repay, repurchase and or redeem any Capital Stock or debt instrument of any Nexstar Entity.

        8.11 Advances, Investments and Loans. The Parent Guarantors and the Borrower will not, and will not permit their respective Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any Capital Stock, obligations or securities of, or any other

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interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except:

                (a)     the Nexstar Entities may invest in cash and Cash
        Equivalents;

                (b) the Borrower may enter into Interest Rate Protection Agreements in compliance with Section 8.05(f);

                (c) the Credit Parties may make equity contributions to the capital of their respective Subsidiaries that are Credit Parties (or prior to the effective time of the Mergers, to Nexstar Finance Holdings II, in the case of those Parent Guarantors that collectively own all of the issued and outstanding Capital Stock of the Nexstar Finance Holdings
        II);

                (d) any purchase or acquisition of Capital Stock as permitted pursuant to Section 8.04 (including by waiver or consent);

                (e) advances, loans and investments in existence on the Effective Date and listed on Schedule 8.11(e) shall be permitted, without giving effect to any additions thereto or replacements thereof (except those additions or replacements which are existing obligations as of the Effective Date);

                (f) any Nexstar Entity may establish or create new Wholly-Owned Subsidiaries so long as (i) at least 30 days' prior written notice thereof (or such lesser notice as is acceptable to the Administrative Agent) is given to the Administrative Agent, (ii) the Capital Stock of such new Subsidiary is pledged pursuant to, and to the extent required by, this Agreement and the Pledge and Security Agreement and the certificates, if any, representing Capital Stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent, (iii) such new Subsidiary executes Guaranty Supplements, a Joinder to Security Agreement and a Joinder to Pledge and Security Agreement, and (iv) such new Subsidiary, to the extent requested by the Administrative Agent or the Majority Banks, takes all actions required pursuant to Section 7.16. In addition, each new Wholly-Owned Subsidiary that is required to execute any Loan Document shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5.01 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Effective Date;

                (g) the Nexstar Entities may make loans and advances to their respective employees in an aggregate principal amount for all Nexstar Entities not to exceed $500,000 at any time outstanding plus amounts paid pursuant to the Management Loan Guaranty;

                (h) (i) the Borrower may make intercompany loans and advances to any Wholly-Owned Subsidiary of the Borrower which is a Credit Party, (ii) prior to the effective time of the Mergers, Nexstar Finance Holdings II may make loans to Nexstar

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        Finance Holdings as permitted under Section 8.05(i) and (iii) Nexstar
        Finance Holdings may make loans to the Borrower as permitted under
        Section 8.05(i); and

                (i)     Indebtedness permitted under Section 8.05(j).

        8.12    Limitation on Business Activities of the Nexstar Entities.

                (a) The Parent Guarantors shall not engage in any business activities other than the ownership of Capital Stock of other Parent Guarantors or the Borrower and shall have no significant assets other than such Capital Stock or liabilities other than the Indebtedness permitted to be incurred by them pursuant to Section 8.05 (including by waiver or consent) and liabilities for the payment of taxes.

                (b) The Borrower and its Subsidiaries shall not engage in any business other than the Television Broadcasting Business.

        8.13 Sales or Issuances of Capital Stock. The Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, sell or issue any of their Capital Stock to any Person; provided that

                (a) the Ultimate Parent may sell or issue Capital Stock (excluding Disqualified Stock and Capital Stock issued in connection with the Initial Public Offering) and (i) the Net Issuance Proceeds, minus permitted Restricted Payments therefrom in accordance with the terms of Section 8.10 (if any) are applied as may be required by Section
        2.07 and (ii) all remaining Net Issuance Proceeds are contributed to the Borrower as cash common equity on terms and conditions acceptable to the Administrative Agent,

                (b) any Subsidiary of the Borrower may sell or issue Capital Stock to the Borrower or a Wholly-Owned Subsidiary of the Borrower so long as relevant provisions of the Security Documents and Section 7.16 are complied with in full,

                (c) prior to the effective date of the Mergers, any Parent Guarantor may sell or issue Capital Stock to any Wholly-Owned Subsidiary of the Ultimate Parent so long as relevant provisions of the Security Documents and Section 7.16 are complied with in full, and

                (d) the Ultimate Parent may sell or issue Capital Stock in connection with the Initial Public Offering, so long as

                        (i) the Initial Public Offering is an underwritten public offering by the Ultimate Parent pursuant to an effective registration statement filed with the Securities and Exchange Commission and otherwise complies with the requirements of the Securities Act of 1933, as amended and all other applicable Requirements of Law,

                        (ii) the Initial Public Offering occurs pursuant to documentation in form and substance satisfactory to the Administrative Agent,

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                        (iii)   the Initial Public Offering is consummated
                immediately after the Mergers are consummated, and

                        (iv) upon the earlier of six months after the consummation of the Initial Public Offering or the occurrence of an Event of Default, all Net Issuance Proceeds from the Initial Public Offering not previously used to make Restricted Payments permitted by Section 8.10 or previously contributed to the common equity of the Borrower, shall be contributed to the Borrower as cash equity on terms and conditions acceptable to the Administrative Agent; and

                (e) so long as no Default or Event of Default exists after giving effect to any such transaction, the Ultimate Parent may sell or issue the Permitted Parent Preferred Equity; provided that upon the earlier of six months after such sale or issuance of such Permitted Parent Preferred Equity or the occurrence of an Event of Default, the Net Issuance Proceeds from such sale or issuance of such Permitted Parent Preferred Equity are contributed to the Borrower as cash common equity on terms and conditions acceptable to the Administrative Agent.

        8.14 No Waivers, Amendments or Restrictive Agreements. The Parent Guarantors and the Borrower will not, and will not permit any of their respective Subsidiaries to, (i) permit any waiver, supplement, modification or amendment of the documentation relating to any Indebtedness of any Credit Party having a principal balance (or a Guaranty Obligation with respect to Indebtedness having a principal balance) of more than $500,000 or any indenture or other agreement evidencing, creating or governing any of the foregoing Indebtedness, in each case other than any such amendment, modification or change which (A) would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon or (B) is not adverse to the interests of the Banks in any material respect, so long as, in each case, no consent fee is payable in connection therewith, (ii) except as necessary for the consummation of Mergers in accordance with Section 8.04(g), modify their respective Charter Documents, to the extent that any such modification of such Charter Documents would be adverse to the Banks in any material respect or (iii) enter into any Contractual Obligation which would prohibit or restrict the Subsidiaries of the Borrower or Parent Guarantors from making Dividends or Restricted Payments to the Borrower.

                                   ARTICLE IX.

                                EVENTS OF DEFAULT

        9.01 Event of Default. Any of the following shall constitute an "Event of Default":

                (a) Non-Payment. The Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or any amount of any Letter of Credit Obligation, or (ii) within five days after the same shall become due and payable, any interest, fee or any other amount payable hereunder; or

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                (b)     Representation or Warranty. Any representation or
        warranty by any Credit Party made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by a Credit Party, or any of their respective Responsible Officers, furnished at any time under this Agreement or in or under any other Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                (c) Specific Defaults. Any Borrower or any Parent Guarantor fails to perform or observe any term, covenant or agreement contained in Sections 7.03(a), 7.05, 7.06, 7.07, 7.14 or Article VIII; or

                (d) Other Defaults. Any Credit Party fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the date upon which written notice thereof is given to the Borrower by the Administrative Agent or any Bank; or

                (e) Cross-Default. Any Credit Party (i) fails to make any payment or dividend, as applicable, including, without limitation in respect of Permitted Borrower Unsecured Indebtedness, Permitted Holdings Unsecured Indebtedness, Permitted Borrower Subordinated Indebtedness, Permitted Holdings Subordinated Indebtedness, Existing Parent Preferred Equity or any other Indebtedness having an aggregate principal amount of $3,500,000 or more when due (whether by scheduled maturity, required prepayment, required redemption or repurchase, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to Permitted Borrower Unsecured Indebtedness, Permitted Holdings Unsecured Indebtedness, Permitted Borrower Subordinated Indebtedness, Permitted Holdings Subordinated Indebtedness, Existing Parent Preferred Equity or any other such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be redeemed, repurchased or due and payable prior to its stated maturity; or an Event of Default (as defined in the Mission Credit Agreement) shall occur and be continuing under the Mission Credit Agreement; or

                (f) Insolvency; Voluntary Proceedings. Any Credit Party (i) commences any Insolvency Proceeding with respect to itself; or (ii) takes any action to effectuate or authorize any of the foregoing; or

                (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Credit Party or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of

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        any Credit Party's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; (ii) any Credit Party admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Credit Party acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

                (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Credit Party or an ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the commencement or increase of contributions to, or the adoption of or the amendment of a Pension Plan by any Credit Party or an ERISA Affiliate which has resulted or could reasonably be expected to result in an increase in Unfunded Pension Liability among all Pension Plans with Unfunded Pension Liabilities in an aggregate amount in excess of $1,000,000; (iii) any of the representations and warranties contained in Section 6.07 shall cease to be true and correct in any material respect and which cessation has resulted or could reasonably be expected to result in a Material Adverse Effect; or (iv) any Credit Party or an ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, which has resulted or could reasonably be expected to result in a Material Adverse Effect; or

                (i) Judgments. One or more non-interlocutory judgments, orders or decrees shall be entered against any Credit Party involving in the aggregate a liability (not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, of $3,500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

                (j)     Change of Control. Any Change of Control shall occur; or

                (k) Guaranty Agreements. Any Guaranty Agreement or any provision thereof shall for any reason cease to be in full force and effect or valid and binding on or enforceable against any Credit Party or a Credit Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Credit Party shall fail to perform any of its obligations thereunder; or

                (l) Security Documents. Any provision of any Security Document other than the Mortgages shall (other than in accordance with the terms thereof) cease to be in full force and effect or cease to create a valid, security interest in the Collateral (other than an immaterial portion of the Collateral) purported to be covered thereby or such security interest shall cease to be a valid and first priority security interest (subject only to Permitted Liens), or any party thereto shall default in the performance of its obligations

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        thereunder beyond applicable periods of grace, in each case other than as a result of any action or inaction by the Collateral Agent, the Administrative Agent, the Syndication Agent or any Bank; or

                (m) Termination of Material Licenses. Any Credit Party shall fail to have all required authorizations and licenses (including FCC Licenses), the absence of which would have a Material Adverse Effect individually or in the aggregate; or

                (n) Termination of Network Affiliation Agreements. A Network Affiliation Agreement with a Major Television Network (other than a Network Affiliation Agreement that is not in respect of the primary affiliation of a Station or a Network Affiliation Agreement which is replaced by another network affiliation agreement with a Major Television Network before it ceases to be effective) ceases to be in full force and effect, if either (i) after giving effect to such cessation, three or more Stations are Former Major Network Affiliates, or (ii) the Station that is subject to such Network Affiliation Agreement is a Significant Station at the time of such cessation.

        9.02 Remedies. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Banks:

                (a) declare the Commitment of each Bank to make Loans and any obligation of the Issuing Bank to issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall forthwith be terminated;

                (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Credit Party;

                (c) demand that the Borrower Cash Collateralize Letter of Credit Obligations to the extent of outstanding and wholly or partially undrawn Letters of Credit, whereupon the Borrower shall so Cash Collateralize such Letters of Credit to that extent;

                (d) exercise on behalf of itself, the Issuing Bank and the Banks all rights and remedies available to it, the Issuing Bank and the Banks under the Loan Documents or applicable laws;

                (e) apply any cash collateral as provided in Section 3.07 to the payment of outstanding Obligations; and/or

                (f) take all actions to enforce the rights and remedies of the Collateral Agent under the Security Documents;

provided, however, that upon the occurrence of any event specified above in
Section 9.01(f) or (g) with respect to any Credit Party (in the case of clause
(i) of paragraph (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to issue Letters of Credit shall automatically terminate, and all

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reimbursement obligations under Letters of Credit and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act or notice by the Administrative Agent, the Issuing Bank or any other Bank, which are hereby expressly waived by the Borrower and each Parent Guarantor.

        If at the end of any Fiscal Quarter there exists an Event of Default with respect to one or more of Sections 8.09(a), (b), (c) and/or (d), the Borrower may, prior to the date upon which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 7.01, (i) cure such Events of Default under Sections 8.09(a) and/or (b) by receiving equity contributions from an ABRY Fund and/or Sook (and/or other Persons exercising preemptive rights in connection with an equity issuance to one or more of them), and applying the proceeds therefrom to repay Loans and/or to reduce Commitments so that the Consolidated Total Leverage Ratio and the Consolidated Senior Leverage Ratio, calculated on a Pro Forma Basis after giving effect to any such equity contributions and repayments, as of the last day of the Fiscal Quarter for which such Event of Default occurred, do not exceed the relevant ratios set forth in Sections 8.09(a) and (b); and (ii) cure such Event or Events of Default under Sections 8.09(c) and/or (d) by receiving equity contributions from ABRY Fund and/or Sook (and/or other Persons exercising preemptive rights in connection with an issuance to one or more of them), and applying the proceeds therefrom to repay Loans, the amount of which shall be added on a non-annualized basis to increase Consolidated Operating Cash Flow for the Borrower and its Subsidiaries for the Fiscal Quarter during which such Event of Default occurred so that each of the Consolidated Interest Coverage Ratio and the Consolidated Fixed Charge Coverage Ratio, in each case calculated on a Pro Forma Basis after giving effect to any such addition and application of proceeds, as of the last day of the Fiscal Quarter for which such Event of Default occurred, shall not be less than the relevant ratios set forth in Section 8.09(c) and (d). The provisions of this paragraph may not be utilized in consecutive quarters, nor more than four times prior to the Maturity Date.

        9.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

        9.04    Application of Funds. After the exercise of any remedy in
Section 9.02 (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02, any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

                First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article IV) payable to the Administrative Agent in its capacity as such;

                Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Banks (including Attorney Costs and amounts payable under Article IV), ratably among them in proportion to the amounts described in this clause Second payable to them;

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                Third,  to payment of that portion of the Obligations
        constituting accrued and unpaid interest on the Loans, ratably among the Banks in proportion to the respective amounts described in this clause Third payable to them;

                Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Banks in proportion to the respective amounts described in this clause Fourth held by them;

                Fifth, to the Administrative Agent for the account of the Issuing Bank, to Cash Collateralize that portion of Letter of Credit Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

                Sixth, to any remaining outstanding and unpaid Obligations, ratably among the Banks in proportion to the respective amounts described in this clause Sixth held by them; and

                Last,   the balance, if any, after all of the Obligations have
        been indefeasibly paid in full, to the Borrower or as otherwise required by applicable law.

Amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

                                   ARTICLE X.

           THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE SYNDICATION
                AGENT, THE LEAD ARRANGERS AND JOINT BOOK MANAGERS

        10.01   Appointment and Authorization.

                (a) Each of the Banks and the Issuing Bank hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable

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        Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Bank shall have all of the benefits and immunities (i) provided to the Administrative Agent in this
        Article X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article X and in the definition of "Agent-Related Person" included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Bank.

                (c) Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Syndication Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Syndication Agent have or be deemed to have any fiduciary relationship with any Bank or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Syndication Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Syndication Agent (if applicable) is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

        10.02 Delegation of Duties. The Administrative Agent and the Syndication Agent may execute any of their duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

        10.03 Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any of the Banks or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Credit Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank or Participant to ascertain or to inquire as to the observance or performance of any of the agreements contained

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in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

        10.04   Reliance by the Agents.

                (a) The Agents shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Administrative Agent. The Agents shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks (or such greater number of Banks as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

                (b) For purposes of determining compliance with the conditions specified in Sections 5.01 and 5.02, each Bank that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Bank unless the Administrative Agent shall have received notice from such Bank prior to the proposed Effective Date specifying its objection thereto.

        10.05 Notice of Default. The Agents shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Administrative Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Banks of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Majority Banks in accordance with Article IX; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Banks.

        10.06 Credit Decision; Disclosure of Information by the Agents. Each Bank acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank as

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to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Bank represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Credit Parties hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

        10.07 Indemnification of Administrative Agent. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE BANKS SHALL INDEMNIFY UPON DEMAND EACH AGENT-RELATED PERSON (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF ANY CREDIT PARTY AND WITHOUT LIMITING THE OBLIGATION OF ANY CREDIT PARTY TO DO SO), PRO RATA, AND HOLD HARMLESS EACH AGENT-RELATED PERSON FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES INCURRED BY IT (WHETHER OR NOT ARISING OUT OF THE NEGLIGENCE OF SUCH AGENT-RELATED PERSON); PROVIDED, HOWEVER, THAT NO BANK SHALL BE LIABLE FOR THE PAYMENT TO ANY AGENT-RELATED PERSON OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES TO THE EXTENT DETERMINED IN A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH AGENT-RELATED PERSON'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED, HOWEVER, THAT NO ACTION TAKEN IN ACCORDANCE WITH THE DIRECTIONS OF THE MAJORITY BANKS SHALL BE DEEMED TO CONSTITUTE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT FOR PURPOSES OF THIS SECTION. WITHOUT LIMITATION OF THE FOREGOING, EACH BANK SHALL REIMBURSE THE ADMINISTRATIVE AGENT UPON DEMAND FOR ITS RATABLE SHARE OF ANY COSTS OR OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEY COSTS) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY DOCUMENT CONTEMPLATED BY OR REFERRED TO HEREIN, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY OR ON BEHALF OF THE BORROWER. THE UNDERTAKING IN THIS

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SECTION SHALL SURVIVE TERMINATION OF THE COMMITMENTS, THE PAYMENT OF ALL OTHER
OBLIGATIONS AND THE RESIGNATION OF THE ADMINISTRATIVE AGENT.

        10.08 Administrative Agent in Individual Capacity. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Bank and may exercise such rights and powers as though it were not the Administrative Agent or the Issuing Bank, and the terms "Bank" and "Banks" include Bank of America in its individual capacity.

        10.09 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Banks; provided that any such resignation by Bank of America shall also constitute its resignation as Issuing Bank. If the Administrative Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor administrative agent for the Banks, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks, and subject to the approval of the Borrower if no Event of Default has occurred and is continuing, which approval the Borrower will not unreasonably withhold or delay, a successor administrative agent from among the Banks. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent, and Issuing Bank and the respective terms "Administrative Agent" and "Issuing Bank" shall mean such successor administrative agent and Letter of Credit issuer, the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated and the retiring Issuing Bank's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring Issuing Bank or any other Bank, other than the obligation of the successor Issuing Bank to issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections 11.04 and
11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the

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duties of the Administrative Agent hereunder until such time, if any, as the
Majority Banks appoint a successor agent as provided for above.

        10.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

                (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Banks and the Administrative Agent and their respective agents and counsel and all other amounts due the Banks and the Administrative Agent under Sections 3.08, 2.09 and 11.04) allowed in such judicial proceeding; and

                (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

        Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Bank or to authorize the Administrative Agent to vote in respect of the claim of any Bank in any such proceeding.

        10.11 Collateral and Guaranty Matters. The Banks irrevocably authorize the Administrative Agent, at its option and in its discretion,

                (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder (including by waiver or consent) or under any other Loan Document, or (iii) subject to
        Section 11.01, if approved, authorized or ratified in writing by the Majority Banks;

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                (b)     to subordinate any Lien on any property granted to or
        held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.02(h) (including by waiver or consent); and

                (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder (including by waiver or consent).

        Upon request by the Administrative Agent at any time, the Majority Banks will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 10.11.

        10.12 Other Agents; Arrangers and Managers. Except as specifically set forth herein, none of the Banks or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead manager," "arranger," "joint lead arranger" or "co-arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Banks, those applicable to all Banks as such. Without limiting the foregoing, none of the Banks or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE XI.

                                  MISCELLANEOUS

        11.01   Amendment and Waivers.

                (a) Subject to the terms and provisions of Sections 2.01(c) and 2.16, no amendment or waiver of any provision of this Agreement or any other Loan Document and no consent with respect to any departure by the Borrower or any other Credit Party therefrom, shall be effective unless the same shall be in writing and signed by the Borrower, each Credit Party affected thereby, the Majority Revolver Banks and the Majority Banks and acknowledged by the Administrative Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, notwithstanding the foregoing,

                        (i) no such waiver, amendment, or consent shall, unless in writing and signed by the Borrower, the Administrative Agent and each Bank affected thereby;

                                (A) extend the date for or change the amount of any principal installment due on the Loans under
                        Section 2.08(a), or postpone or delay any date for any payment of interest or fees due to the Banks (or any of them) under any other Loan Document;

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                                (B)     increase (except as provided in Sections
                        2.01(c) and 2.16) or extend the Commitment of such Bank, or reinstate any Commitment terminated pursuant to
                        Section 9.02(a), except as provided in Section 11.07;

                                (C) increase (except as provided in Sections 2.01(c) and 2.16) or extend the Aggregate Commitment;

                                (D) reduce the principal of, or the rate of interest specified herein on any Loan or Letter of Credit Borrowing (other than with respect to post-default rates), or of any fees or other scheduled amounts payable hereunder (excluding any mandatory prepayments pursuant to Section 2.07) or under any other Loan Document or reduce the Applicable Margin provided for herein;

                                (E) reduce the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Banks or any of them to take any action hereunder;

                                (F)     amend this Section 11.01, change the
                        percentage set forth in definition of the term "Majority Banks", change the percentage set forth in the definition of the term "Supermajority Banks" or amend any provision of this Agreement expressly requiring the consent of all the Banks in order to take or refrain from taking any action;

                                (G) release the guaranty of any Guarantor under its Guaranty Agreement, except in accordance with the express provisions hereof or thereof, or release all or substantially all of the Collateral except, in all such cases in accordance with the express provisions of this Agreement or the Security Documents;

                                (H)     add any requirements to obtain the
                        consent of any additional Person or Persons to affect any assignment or participation pursuant to Section 11.07; or

                                (I)     extend any Stated Maturity Date; and

                        (ii) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Banks, each affected Bank or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any Letter of Credit Related Document; and

                        (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Majority Banks, each affected Bank or all the Banks, as the case may be, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and

                           (iv) no amendment, waiver or consent shall, unless in
                  writing and signed by the Collateral Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Collateral Agent under the Security Documents or any other Loan Document; and

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                        (v)     with respect to any Incremental Facility, the
                Incremental Loan Amendment, and any waiver, consent or other amendment to any term or provision of this Agreement necessary or advisable to effectuate any Incremental Facility or any provision thereof in accordance with the terms of, or the intent of, this Agreement, shall be effective when executed by the Borrower, the Administrative Agent and each Incremental Term Bank or Incremental Revolving Bank making an Incremental Revolving Commitment or Incremental Term Commitment; and

                        (vi) with respect to reallocation of the Revolving Commitment in connection with the Revolver Reallocation Letter, the Revolver Reallocation Letter and any waiver, consent or other amendment to any term or provision of this Agreement necessary or advisable to effectuate any reallocation of the Revolving Commitment in accordance with the terms or the intent of the Revolver Reallocation Letter, shall be effective when executed by the Borrower, the Administrative Agent and the Majority Revolver Banks;

                        (vii) Interest Rate Protection Agreements, Incremental Loan Amendments (and related Incremental Loan documentation) and the Revolver Reallocation Letter (and related documentation) shall not be deemed to be Loan Documents for purposes of this
                Section 11.01(a); and

                        (viii) no amendment, waiver or consent shall, unless in writing and signed by the Borrower, the Administrative Agent and the Supermajority Banks, waive, postpone or delay any mandatory prepayment pursuant to Section 2.07.

                (b) If, in connection with any proposed change, waiver, discharge or any termination to any of the provisions of this Agreement as contemplated by clauses (ii) through (viii), inclusive, of the second proviso to Section 11.01(a), the consent of the Majority Banks is obtained but the consent of one or more other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated the same, to replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 4.08(b) so long as at such time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination.

        11.02   Notices.

                (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile or delivered, (i) if to the Borrower and/or the Parent Guarantors, to the address or facsimile number specified for notices on

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        the applicable signature page hereof or to such other address or facsimile number as shall be designated by such party in a notice to the other parties; and (ii) if to the Administrative Agent, the Issuing Bank or any Bank, to the notice address set forth on Schedule 1.01(A) or to such other address as shall be designated by such party in a notice to the other parties.

                (b) All such notices, requests and communications shall be effective when delivered or transmitted by facsimile machine, respectively, provided that any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof or on
        Schedule 1.01(A), and (ii) shall be followed promptly by a hard copy original thereof; except that notices to the Administrative Agent shall not be effective until actually received by the Administrative Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually received by the Issuing Bank.

                (c) The Parent Guarantors and the Borrower acknowledge and agree that any agreement of the Administrative Agent, the Issuing Bank and the Banks set forth in Articles II and III herein to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Parent Guarantors and the Borrower. The Administrative Agent, the Issuing Bank and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by any Parent Guarantor or the Borrower to give such notice and the Administrative Agent, the Issuing Bank and the Banks shall not have any liability to the Parent Guarantors or the Borrower or any other Person on account of any action taken or not taken by the Administrative Agent, the Issuing Bank or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and drawings under Letters of Credit shall not be affected in any way or to any extent by any failure by the Administrative Agent, the Issuing Bank and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Issuing Bank and the Banks of a confirmation which is at variance with the terms understood by the Administrative Agent, the Issuing Bank or the Banks to be contained in the telephonic or facsimile notice.

        11.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Issuing Bank or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any other rights, remedies, powers and/or privileges available at law or in equity.

        11.04 Costs and Expenses. The Borrower shall, whether or not the transactions contemplated hereby shall be consummated:

                (a) pay or reimburse on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the development, preparation, negotiation, delivery, administration, syndication of the Commitments under and execution of, and

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        any amendment, supplement, waiver, consent or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Administrative Agent with respect thereto;

                (b) pay or reimburse each Bank, the Issuing Bank and the Administrative Agent on demand for all reasonable costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Obligations, and including in any Insolvency Proceeding) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs or the cost of any consultants incurred by the Administrative Agent and any Bank; and

                (c) except as otherwise provided in Section 7.12, pay or reimburse the Administrative Agent and the Issuing Bank on demand for all appraisal (including, without duplication, the allocated cost of internal appraisal services), audit, environmental inspection and review (including, without duplication, the allocated cost of such internal services), search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses, incurred or sustained by the Administrative Agent and the cost of independent public accountants and other outside experts retained by the Administrative Agent or any Bank, in each case in connection with the matters referred to Section 11.04(a) and (b). All amounts under this
        Section 11.04 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the Commitments and repayment of all other Obligations.

        11.05 INDEMNITY. WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE BORROWER SHALL INDEMNIFY AND HOLD HARMLESS EACH AGENT-RELATED PERSON, EACH BANK AND THEIR AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, TRUSTEES, ADVISORS AND ATTORNEYS-IN-FACT (EACH, AN "INDEMNIFIED PERSON") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING ATTORNEY COSTS) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNIFIED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH (A) THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT, LETTER OR INSTRUMENT DELIVERED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED THEREBY OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY, (B) ANY COMMITMENT, LOAN OR LETTER OF CREDIT OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND FOR PAYMENT DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH

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LETTER OF CREDIT), (C) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS
MATERIALS ON OR FROM ANY PROPERTY CURRENTLY OR FORMERLY OWNED OR OPERATED BY THE BORROWER, ANY SUBSIDIARY OR ANY OTHER CREDIT PARTY, OR ANY ENVIRONMENTAL CLAIM RELATED IN ANY WAY TO THE BORROWER, ANY SUBSIDIARY OR ANY OTHER CREDIT PARTY OR
(D) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY (INCLUDING ANY INVESTIGATION OF, PREPARATION FOR, OR DEFENSE OF ANY PENDING OR THREATENED CLAIM, INVESTIGATION, LITIGATION OR PROCEEDING) AND REGARDLESS OF WHETHER ANY INDEMNIFIED PERSON IS A PARTY THERETO (ALL OF THE FOREGOING, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES") IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF SUCH INDEMNIFIED PERSON; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNIFIED PERSON, BE AVAILABLE TO THE EXTENT THAT SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON. NO INDEMNIFIED PERSON SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT, NOR SHALL ANY INDEMNIFIED PERSON HAVE ANY LIABILITY FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING OUT OF ITS ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE OR AFTER THE EFFECTIVE DATE). ALL AMOUNTS DUE UNDER THIS SECTION 11.05 SHALL BE PAYABLE WITHIN TEN BUSINESS DAYS AFTER DEMAND THEREFOR. THE AGREEMENT IN THIS SECTION SHALL SURVIVE THE RESIGNATION OF THE ADMINISTRATIVE AGENT, THE REPLACEMENT OF ANY BANK, THE TERMINATION OF THE COMMITMENTS AND THE REPAYMENT, SATISFACTION OR DISCHARGE OF ALL THE OTHER OBLIGATIONS.

        11.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower (other than as a result of the Borrower Merger) may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Bank.

        11.07   Assignments, Participations, etc.

                (a) Any Bank may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment, Incremental Revolving Commitment (if any) and the Loans (including for purposes of this subsection (a), participations in Letter of Credit

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        Obligations) at the time owing to it); provided, however, that (i)
        except in the case of an assignment of the entire remaining amount of the assigning Bank's Commitment and the Loans at the time owing to it, after giving effect to any such assignment, no Bank, Affiliate of a Bank or an Approved Fund with respect to a Bank shall hold Mission Loans and Loans hereunder aggregating less than $10,000, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date; (ii) each such assignment of Loans hereunder must be consummated simultaneously with an assignment among the same parties of a corresponding percentage of the corresponding Class of Mission Loans and/or commitments (as applicable) under the Mission Credit Agreement in accordance with the terms of the Mission Credit Agreement; (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iv) any assignment of a Commitment must be approved by the Administrative Agent and the Issuing Bank unless the Person that is the proposed assignee is itself a Bank (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (v) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided that with respect to any assignment between a Bank and an Affiliate of such Bank or an Approved Fund of such Bank, such processing and recordation fee shall be in the amount of $1,500. Only one such fee shall be payable with respect to the assignment of Loans hereunder and the simultaneous assignment among the same parties of a corresponding percentage of the corresponding Class of Mission Loans and/or commitments (as applicable) under the Mission Credit Agreement. The Borrower, the Issuing Bank and the Administrative Agent hereby grant the consent required by the immediately preceding sentence with respect to any assignment that any Bank may from time to time make to any Affiliate of a Bank or any Approved Fund or any assignment that any Bank may from time to make to any other Bank or any Affiliate of a Bank or any Approved Fund provided that the Borrower and the Administrative Agent are each given at least three (3) Business Days written notice prior to the effective date of such assignment. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (b) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 4.01, 4.03, 4.04, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Bank. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this subsection shall be treated for

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        purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with subsection (c) of this Section.

                (b) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Payment Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amounts of the Loans and Letter of Credit Obligations owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

                (c) Any Bank may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans (including such Bank's participations in Letter of Credit Obligations) owing to it); provided, however, that (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Issuing Bank and the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clause (i), subsections (B), (D) and (I) of the first proviso to Section 11.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.01, 4.03 and
        4.04 to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to subsection (d) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.09 as though it were a Bank, provided such Participant agrees to be subject to Section 4.04(f) as though it were a Bank.

                (d) A Participant shall not be entitled to receive any greater payment under any provision of this Agreement than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant which is organized under the laws of a jurisdiction outside the United States shall not be entitled to the benefits of Section 4.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.04(f) as though it were a Bank.

                (e) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Bank, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

                (f) As used herein, the following terms have the following meanings:

                        "Eligible Assignee" means (a) a Bank; (b) an Affiliate
                of a Bank; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent and the Issuing Bank, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include the Borrower or any of the Borrower's Affiliates or Subsidiaries.

                        "Fund" means any Person (other than a natural person)
                that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                        "Approved Fund" means any Fund that is administered or
                managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

                (g) Notwithstanding anything to the contrary contained herein, any Bank that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities, provided that unless and until such trustee actually becomes a Bank in compliance with the other provisions of this Section 11.07 regarding assignments in all respects, (i) no such pledge described in the immediately preceding clause shall release the pledging Bank from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Bank under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

        11.08 Confidentiality. The Administrative Agent, the Collateral Agent, the Issuing Bank, the Syndication Agent and each Bank agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by any Credit Party and provided to it by any Credit Party or any Subsidiary of any Credit Party, or by the Administrative Agent on any Credit Party's or such Subsidiary's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by such Person or any of its Affiliates, or (b) was or becomes available on a non-confidential basis from a source other than any Credit Party, provided that such source is not bound by a confidentiality agreement with any Credit Party, known to such Person; provided further, however, that the Administrative Agent, the Collateral Agent, the Issuing Bank, the Syndication Agent and each Bank may disclose such information (i) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which such Person or its Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; and
(vi) to such Person's independent auditors, creditors, other professional advisors and employees of such Person's Bank Affiliates (or any Affiliate of such Person engaged in capital market transactions generally) retained by such Person in connection with this Agreement. Notwithstanding the foregoing, the Borrower authorizes the Administrative Agent, the Collateral Agent, the Issuing Bank, the Syndication Agent and each Bank to disclose to any Participant, any Eligible Assignee or any direct or indirect counter-party in any Interest Rate Protection Agreement to which the disclosing Bank is a party (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Person's possession concerning the Credit Parties or their respective Subsidiaries which has been delivered to Administrative Agent or the Banks pursuant to this Agreement or which has been delivered to the Administrative Agent or the Banks by the Credit Parties in connection with such Person's credit evaluation of the Credit Parties prior to entering into this Agreement; provided that, unless otherwise agreed by the Borrower, such Transferee agrees in writing to the Borrower to keep such information confidential to the same extent required of the Banks hereunder.

        11.09 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default occurs and is continuing, each Bank is authorized at any time and from time to time, without prior notice to any Credit Party, any such notice being hereby waived to the fullest extent permitted by law, to set off and apply, to the extent permitted by applicable law, any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Bank to or for the credit or the account of any Credit Party against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Bank shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this
Section 11.09 are in addition to the other rights and remedies (including other rights of set-off) which such Bank may have.

        11.10 Notification of Addresses, Lending Offices, etc. Each Bank shall notify the Administrative Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

        11.11 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

        11.12 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

        11.13 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the parties hereto and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. None of the Administrative Agent, the Syndication Agent the Issuing Bank or any Bank shall have any obligation to any Person not a party to this Agreement or any other Loan Document.

        11.14   Governing Law and Jurisdiction; Waiver of Trial by Jury.

                (a) GOVERNING LAW.THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT AND EACH BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                (b) JURISDICTION.PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE PARTIES HERETO EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

                (c) WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY OF ANY

        CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, ANY THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                11.15   Effectiveness.

                (a) This Agreement shall become effective on the date (the "Effective Date") on which (i) each Parent Guarantor, the Borrower, the Administrative Agent, the Issuing Bank, the Syndication Agent, and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile device) the same to the Administrative Agent at its Notice Office and (ii) the conditions contained in Sections 5.01 and 5.02 shall have been satisfied or deemed satisfied pursuant to Section 10.04(b) (or waived by the Majority Banks, or to the extent required by Section 11.01, all the Banks). Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in Sections
        5.01 and 5.02 have not been met to its satisfaction in accordance with
        Section 10.04(b), upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release any Parent Guarantor or the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Sections 5.01 and 5.02).

                (b) On the Effective Date, each Bank shall deliver to the Administrative Agent for the account of the Borrower an amount equal to the amount by which the principal amount of Loans to be made by such Bank on the Effective Date exceeds the amount of the Loans of such Bank outstanding under the Existing Nexstar Credit Agreement on the Effective Date, plus any accrued but unpaid interest with respect thereto. Notwithstanding anything to the contrary contained in this Section 11.15(b), in satisfying the foregoing condition, unless the Administrative Agent shall have been notified by any Bank prior to the occurrence of the Effective Date that such Bank does not intend to make available to the Administrative Agent such Bank's Term B Loans and Revolving Loans required to be made by it on such date, then the Administrative Agent may, in reliance on such assumption, make available to the Borrower the corresponding amounts and the making available by the Administrative Agent of such amounts shall satisfy the condition contained in this Section 11.15.

                (c) This Agreement constitutes an amendment and restatement of the Existing Nexstar Credit Agreement and as such supersedes the Existing Nexstar Credit Agreement in its entirety; provided, however, that in no event shall the Liens or Guaranty Agreements securing the Existing Nexstar Credit Agreement or the obligations thereunder be deemed affected hereby, it being the intent and agreement of the Ultimate Parent, the Borrower and the Subsidiaries of the Ultimate Parent parties hereto that the Guaranty Agreements and the Liens on the Collateral granted to secure the obligations of the Ultimate Parent, the Borrower and the Subsidiaries of the Ultimate Parent in connection with the Existing Nexstar Credit Agreement and/or the Guaranty Agreements, shall not be extinguished and shall remain valid, binding and enforceable securing the obligations under the Existing Nexstar Credit Agreement as amended and restated hereby.

        11.16 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Bank, regardless of any investigation made by the Administrative Agent or any Bank or on their behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default at the time of any Credit Event, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

     [Remainder of page is intentionally left blank; signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                           BORROWER:

                                           NEXSTAR FINANCE, L.L.C.


                                           By:     /s/ G. Robert Thompson
                                                   -----------------------------
                                           Title:  Chief Financial Officer

                                           Address:
                                           909 Lake Carolyn Parkway
                                           Suite 1450
                                           Irving, TX 75039
                                           Telephone: (972) 373-8800
                                           Facsimile: (972) 373-8888
                                           Attention:  Perry Sook

                                           PARENT GUARANTORS:

                                           NEXSTAR BROADCASTING GROUP, L.L.C.
                                           NEXSTAR BROADCASTING OF NORTHEASTERN
                                            PENNSYLVANIA, INC. (F/K/A NEXSTAR
                                            BROADCASTING OF NORTHEASTERN
                                            PENNSYLVANIA LP, INC.)
                                           NEXSTAR BROADCASTING OF JOPLIN, INC.
                                            (F/K/A NEXSTAR BROADCASTING OF
                                            JOPLIN LP, INC.)
                                           NEXSTAR BROADCASTING OF ERIE, INC.
                                            (F/K/A NEXSTAR BROADCASTING OF ERIE
                                            LP, INC.)
                                           KBTV BROADCASTING INC. (F/K/A NEXSTAR
                                            BROADCASTING OF BEAUMONT/PORT
                                            ARTHUR, INC.)
                                           KFDX BROADCASTING INC. (F/K/A
                                            NEXSTAR BROADCASTING OF WICHITA
                                            FALLS, INC.)
                                           NEXSTAR BROADCASTING OF ROCHESTER,
                                            INC.
                                           KTAB BROADCASTING INC. (F/K/A
                                            NEXSTAR BROADCASTING OF ABILENE,
                                            INC.)
                                           ERC HOLDINGS, INC.
                                           NEXSTAR MIDWEST HOLDINGS, INC.
                                           NEXSTAR BROADCASTING OF CHAMPAIGN,
                                            INC.
                                           NEXSTAR BROADCASTING OF PEORIA, INC.
                                           KMID BROADCASTING INC. (F/K/A
                                            NEXSTAR BROADCASTING OF
                                            MIDLAND-ODESSA, INC.)
                                           KTAL BROADCASTING INC. (F/K/A
                                            NEXSTAR BROADCASTING OF LOUISIANA,
                                            INC.)
                                           NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                            (F/K/A NEXSTAR FINANCE HOLDINGS,
                                            L.L.C.)
                                           NEXSTAR FINANCE HOLDINGS, L.L.C.
                                            (F/K/A NBG, L.L.C.)
                                           NEXSTAR FINANCE HOLDINGS, INC.
                                           NEXSTAR ALABAMA HOLDINGS, INC.
                                           NEXSTAR ARKANSAS HOLDINGS, INC.

                                           By:     /s/ G. Robert Thompson
                                                   -----------------------------
                                           Title:  Chief Financial Officer

                                                     Address:
                                                     909 Lake Carolyn Parkway
                                                     Suite 1450
                                                     Irving, TX 75039
                                                     Telephone: (972) 373-8800
                                                     Facsimile: (972) 373-8888
                                                     Attention:  Perry Sook

                                           ADMINISTRATIVE AGENT, SYNDICATION
                                           AGENT, ISSUING BANK AND BANKS:

                                           BANK OF AMERICA, N.A.,
                                           as Administrative Agent, as Issuing
                                           Bank and as a Bank

                                           By:     /s/ Steven P. Renwick
                                                   -----------------------------
                                           Title:  Principal

                                           BEAR STEARNS CORPORATE LENDING INC.
                                           as Syndication Agent and as a Bank

                                           By:     /s/ Keith C. Barnish
                                                   -----------------------------
                                           Title:  Executive Vice President

        By their execution hereinbelow, each of the undersigned hereby (i) consents to the execution and delivery of this Agreement; (ii) reaffirms and consents to the pledge of their Capital Securities and Indebtedness, if any, pledged to the Administrative Agent pursuant to the Pledge and Security Agreement to secure the Obligations; (iii) reaffirms their obligations under each the Loan Documents to which any of the undersigned are a party and agrees that all references to the Existing Nexstar Credit Agreement made in such Loan Documents shall include the Existing Nexstar Credit Agreement as amended and restated by this Agreement; and (iv) agrees that, notwithstanding anything to the contrary contained in this Agreement and the other Loan Documents executed in connection herewith, and notwithstanding any prior course of conduct, the undersigned's consent shall not be required for any future amendment, modification, supplement, restatement, increase, renewal, extension, rearrangement or substitution of this Agreement or any of the other Loan Documents.

                                           Consented to, Acknowledged and Agreed
                                           as of the day and year first above
                                           written

                                           NEXSTAR BROADCASTING OF ABILENE,
                                            L.L.C.
                                           NEXSTAR BROADCASTING OF BEAUMONT/
                                            PORT ARTHUR, L.L.C.
                                           NEXSTAR BROADCASTING OF CHAMPAIGN,
                                            L.L.C.
                                           ENTERTAINMENT REALTY CORPORATION
                                           NEXSTAR BROADCASTING OF ERIE, L.L.C.
                                           NEXSTAR BROADCASTING OF JOPLIN,
                                            L.L.C.
                                           NEXSTAR BROADCASTING OF LOUISIANA,
                                            L.L.C.
                                           NEXSTAR BROADCASTING OF
                                            MIDLAND-ODESSA, L.L.C.
                                           NEXSTAR BROADCASTING OF THE MIDWEST,
                                            INC.
                                           NEXSTAR BROADCASTING OF NORTHEASTERN
                                            PENNSYLVANIA, L.L.C.
                                           NEXSTAR FINANCE, INC.
                                           NEXSTAR BROADCASTING OF PEORIA,
                                            L.L.C.
                                           NEXSTAR BROADCASTING OF ROCHESTER,
                                            L.L.C.
                                           NEXSTAR BROADCASTING OF WICHITA
                                            FALLS,L.L.C.
                                           NEXSTAR MANAGEMENT, INC. (F/K/A
                                            NEXSTAR BROADCASTING GROUP, INC.)
                                           NEXSTAR ALABAMA ACQUISITION, INC.
                                           NEXSTAR ARKANSAS ACQUISITION, INC.

                                           By:     /s/ G. Robert Thompson
                                                   -----------------------------
                                           Title:  Chief Financial Officer of
                                                   each of the above-named
                                                   entities

        By their execution hereinbelow, each of the undersigned hereby (i) consents to the execution and delivery of this Agreement; (ii) reaffirms and consents to the pledge of their Capital Securities and Indebtedness, if any, pledged to the Administrative Agent pursuant to the Pledge and Security Agreement (as defined in the Mission Credit Agreement) to secure the Obligations; (iii) reaffirms their obligations under each the Loan Documents to which any of the undersigned are a party and agrees that all references to the Existing Nexstar Credit Agreement made in such Loan Documents shall include the Existing Nexstar Credit Agreement as amended and restated by this Agreement; and
(iv) agrees that, notwithstanding anything to the contrary contained in this Agreement and the other Loan Documents executed in connection herewith, and notwithstanding any prior course of conduct, the undersigned's consent shall not be required for any future amendment, modification, supplement, restatement, increase, renewal, extension, rearrangement or substitution of this Agreement or any of the other Loan Documents.

                                           Consented to, Acknowledged and Agreed
                                           as of the day and year first above
                                           written

                                           MISSION BROADCASTING, INC.

                                           By:     /s/ David S. Smith
                                                   -----------------------------
                                           Title:  President

                                                                SCHEDULE 1.01(A)

                        LENDING OFFICES/NOTICE ADDRESSES

BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT:

Administrative Agent's Office
(for payments and Requests for Credit Extensions):
Bank of America, N.A.
Street Address: 901 Main St., 14th Floor
Mail Code: TX1-492-14-12
City, State ZIP Code: Dallas TX, 75202-3714
Attention:        Michelle Diggs
Telephone:        (214) 209-1219
Facsimile:        (214) 290-8365
Electronic Mail:  michelle.diggs@bankofamerica.com

Payment Instructions:
Account No.:  1292000883
Ref:  Nexstar Finance LLC
ABA# 111000012

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
Street Address: 901 Main St., 14th Floor
Mail Code: TX1-492-14-11
City, State ZIP Code: Dallas TX 75202-3714
Attention:        Mickey McLean
Telephone:        (214) 209-4124
Facsimile:        (214) 290-9508
Electronic Mail:  mickey.t.mclean@bankofamerica.com

An additionally copy to Bank of America, N.A.
Media and Telecom Portfolio Management
Street Address: 901 Main St., 64th Floor
Mail Code: TX1-492-64-01
City, State ZIP Code: Dallas TX 75202
Attention:        Steven Renwick
Telephone:        (214) 209-1867
Facsimile:        (214) 209-9390
Electronic Mail:  steven.p.renwick@bankofamerica.com

                                Schedule 1.01(A)

ISSUING BANK:

Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-23
Los Angeles, CA 90017-1466
Attention:        Margaret Kwiatek / Sandra Leon
                  Vice President
Telephone:        (213) 345-5231
Facsimile:        (213) 345-6694
Electronic Mail:  Sandra.Leon@bankofamerica.com

BEAR STEARNS CORPORATE LENDING INC.

Administrative and Funding Contact:
(for payments and Requests for Credit Extensions):
Bear, Stearns & Co. Inc.
383 Madison Avenue
8th Floor
New York, NY  10179
Attention:        Gloria Dombrowski
Telephone:        (212) 272-6043
Facsimile:        (212) 272-4844
Email:            gdombrowski@bear.com

Payment Instructions:
Send to: Citibank, N.A.
ABA #:   0210-00089
Account No.:      0925-3186
Favor of:         Bear Stearns Securities Corp.
Further Credit to Account No. 096-00220-28
Attention:        Steve Resnick
Ref:              XXX

                                Schedule 1.01(A)

Credit Contact:
Bear, Stearns & Co. Inc.
383 Madison Avenue
8th Floor
New York, NY  10179
Attention:        Victor F. Bulzacchelli
Telephone:        (212) 272-3042
Facsimile:        (212) 272-9184
Email:            vbulzacchelli@bear.com

GENERAL ELECTRIC CAPITAL CORPORATION

Administrative and Funding Contact:
(for payments and Requests for Credit Extensions):
General Electric Capital Corporation
Commercial Finance
6 High Ridge Park, Building 6C
Stamford, CT 06927-5100
Attention:        Dupre Benning
Telephone:        (203) 357-6110
Facsimile:        (203) 316-7978
Email:            dupre.benning@ge.com

Payment Instructions:
Send to: Deutsche Bank/Bankers Trust
                  90 Hudson Street, 5th Floor
                  Jersey City, NJ 07302
ABA #: 021-001-033 Account No.: 50-232-854

Name:             GECC-CAF Depository
Reference:        CFN 6198-NEXSTAR3

Operations/Notices Contact:
General Electric Capital Corporation
Commercial Finance
6 High Ridge Park, Building 6C
Stamford, CT 06927-5100
Attention:        James Gulalo
Telephone:        (203) 316-7531
Facsimile:        (203) 602-8344

                                Schedule 1.01(A)

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.

Credit Contact:
Merrill Lynch Capital
222 North LaSalle Street
Chicago, IL  60601
Attention:        Julia Maslanka
Telephone:        (312) 499-3312
Facsimile:        (312) 499-3125
Email:            jmaslanka@exchange.ml.com

Payment Instructions:
                  LaSalle Bank
                  Chicago, IL

ABA#:             071000505
Account No.:      5800393182
Account Name: MLBFS Corp. Finance
Ref:              Nexstar Broadcasting

Operations Contact:
Merrill Lynch Capital
222 North LaSalle Street
Chicago, IL  60601
Attention:        Linda Hayes
Telephone:        (312) 499-3387
Facsimile:        (312) 499-3336
Email:            Lhayes2@exchange.ml.com

ROYAL BANK OF CANADA

Credit Contact:
Royal Bank of Canada
One Liberty Plaza
New York, NY 10006-1404

Attention:        John Crawford
Telephone:        (212) 428-6781
Fax:              (212) 428-6460
Email:            John.Crawford@rbccm.com
Attention:        Suzanne Kaicher
Telephone:        (212) 428-6324
Fax:              (212) 428-2319
Email:            Suzanne.Kaicher@rbccm.com

                                Schedule 1.01(A)

Payment Instructions:
Chase Manhattan Bank N.A., New York
ABA No. 021-000-021
For Account of: Royal Bank of Canada, New York
Account No: 920-1-033363
For further Credit to Account No. 218-599-9
Ref: Nexstar Broadcasting Group

Operations:
Royal Bank of Canada
Loans Administration
One Liberty Plaza
4th Floor
New York, NY 10006-1404
Attention:        Manager
Telephone:        (212) 428-6322
Fax:              (212) 428-2372

TORONTO DOMINION (TEXAS), INC.

Credit Contact
Toronto Dominion (Texas), Inc.
909 Fannin, Suite 1700
Houston, Texas 77010
Attention:        Susan K. Strong
                  Manager, Credit Administration
Telephone:        (713) 427-8527
Facsimile:        (713) 652-0914
Email:            strons3@tdusa.com

Payment Instructions:
                  Bank of America, N.A.
                  Swift Code (BOFAUS3N)
ABA#:             026009593
Account No.:      6550-6-53000
Ref:              Nexstar Finance, L.L.C. & Mission Broadcasting, Inc.
Attn:             Susan K. Strong, Mgr., Credit Admin.

                                Schedule 1.01(A)

Operations Contact:
Toronto Dominion (Texas), Inc.
909 Fannin, Suite 1700
Houston, Texas 77010
Attention:        Susan K. Strong
                  Manager, Credit Administration
Telephone:        (713) 427-8527
The Toronto-Dominion Bank
31 West 52nd Street
New York, New York 10019
Telephone:        (212) 827-7414

                                Schedule 1.01(A)

                                                                SCHEDULE 1.01(B)

            PRO FORMA ADJUSTMENTS TO CONSOLIDATED OPERATING CASH FLOW

                                Schedule 1.01(B)

                                                                SCHEDULE 1.01(C)

                 DESCRIPTION OF PERMITTED REVOLVER REALLOCATION

The Revolving Banks have agreed that, no more than two times during the term of this Agreement, the Borrower may reallocate the revolving commitments of each such Bank between the Mission Loan and the Revolving Facility hereunder, provided that in no event shall the sum of any Revolving Bank's Revolving Commitment plus its Revolving Commitment (as that term is defined in the Mission Credit Agreement), be increased over the sum of such commitments in effect on the Effective Date.

In no event shall any reallocation of the revolver result in the sum of (a) the aggregate Revolving Commitments of all Banks plus (b) the aggregate Revolving Commitments (as that term is defined in the Mission Credit Agreement), exceeding $80,000,000.

                                Schedule 1.01(C)

                                                                   SCHEDULE 2.01

                                   COMMITMENTS

                              REVOLVING
                              COMMITMENT                 REVOLVING            TERM B FACILITY            TERM B
                              PERCENTAGE                 COMMITMENT             PERCENTAGE             COMMITMENT
------------------------------------------------------------------------------------------------------------------------
LENDERS

Bank of America,                28.12500000%         $ 14,062,500.00          89.72972973%          $     116,648,648.65
N.A.
Bear Stearns
Corporate Lending Inc.          28.12500000%         $ 14,062,500.00           0.00000000%          $               0.00
General Electric                12.50000000%         $  6,250,000.00           5.40540541%          $       7,027,027.03
Capital Corporation
Merrill Lynch Capital,          12.50000000%         $  6,250,000.00           2.70270270%          $       3,513,513.51
a division of Merrill
Lynch Business
Financial Services Inc.
Royal Bank of Canada            18.75000000%         $  9,375,000.00           0.00000000%          $               0.00
Toronto Dominion (Texas),        0.00000000%         $          0.00           2.16216216%          $       2,810,810.81
Inc.

Totals                           100.000000%         $ 50,000,000.00           100.000000%          $     130,000,000.00

                                 Schedule 2.01

                                                                   SCHEDULE 6.09

                              MORTGAGED PROPERTIES

None.

                                  Schedule 6.09

                                                                   SCHEDULE 6.16

                                  FCC LICENSES

                       NEXSTAR BROADCASTING GROUP, L.L.C.

                               PORT ARTHUR, TEXAS
         Licensee: Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KBTV-TV            08/01/2006
    (Channel 4, Port Arthur, Texas)
DTV STA                                     KBTV-DT            05/22/2003
    (Channel 40, Port Arthur, Texas)
TV Intercity Relay                          KB-98129           08/01/2006
TV Pickup                                   KD-4600            08/01/2006
TV Pickup                                   KE-5101            08/01/2006
Auxiliary Remote Pickup                     KKX215             08/01/2006
TV Studio Transmitter Link                  KLA-89             08/01/2006
TV Pickup                                   KT-2456            08/01/2006
TV Intercity Relay                          WLD-443            08/01/2006
TV Intercity Relay                          WPNG-520           08/01/2006

                              WICHITA FALLS, TEXAS
             Licensee: Nexstar Broadcasting of Wichita Falls, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KFDX-TV            08/01/2006
    (Channel 3, Wichita Falls, Texas)
DTV STA (Request Filed 01/21/2003)          KFDX-DT
    (Channel 28, Wichita Falls, Texas)
Auxiliary Low Power System                  BLP00464           08/01/2006
TV Pickup                                   KB-55270           08/01/2006
Auxiliary Remote Pickup                     KLB-725            08/01/2006
TV Pickup                                   KJ-3525            08/01/2006

                                  Schedule 6.16

                                 MIDLAND, TEXAS
            Licensee: Nexstar Broadcasting of Midland-Odessa, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KMID               08/01/2006
    (Channel 2, Midland, Texas)
DTV STA                                     KMID-DT            05/22/2003
    (Channel 26, Midland, Texas)
TV Translator Station License               K12FM              08/01/2006
TV Pickup                                   KB-96686           08/01/2006
TV Studio Transmitter Link                  KKR-61             08/01/2006
TV Studio Transmitter Link                  KLB-45             08/01/2006
TV Studio Transmitter Link                  WHG-362            08/01/2006
TV Intercity Relay                          WLE-628            08/01/2006
TV Intercity Relay                          WLE-644            08/01/2006
TV Intercity Relay                          WLF-217            08/01/2006
Weather Radar Station                       WPMY-327           03/25/2004

                                 ABILENE, TEXAS
                Licensee: Nexstar Broadcasting of Abilene, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KTAB-TV            08/01/2006
    (Channel 32, Abilene, Texas)
DTV STA                                     KTAB-DT            06/02/2003
    (Channel 24, Abilene, Texas)
Receive-Only Earth Station                  E8009              11/16/2004
Business Radio                              KA-51599           04/17/2004
TV Pickup                                   KS-5717            08/01/2006
Business Radio                              WGA-708            04/17/2004
TV Studio Transmitter Link                  WGH-906            08/01/2006
Business Radio                              WZJ-613            04/17/2004

                                  Schedule 6.16

                                TEXARKANA, TEXAS
               Licensee: Nexstar Broadcasting of Louisiana, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KTAL-TV            08/01/2006
    (Channel 6, Texarkana, Texas)
DTV Construction Permit                     KTAL-DT            07/09/2003
    (Channel 15, Texarkana, Texas)
Auxiliary Low Power Station                 BLQ-74             08/01/2006
TV Pickup                                   KA-88839           08/01/2006
Auxiliary Remote Pickup                     KLB-589            08/01/2006
Auxiliary Remote Pickup                     KLB-590            08/01/2006
Auxiliary Remote Pickup                     KLB-591            08/01/2006
TV Intercity Relay                          WHB-602            08/01/2006
TV Studio Transmitter Link                  WHB-603            08/01/2006
TV Studio Transmitter Link                  WHB-604            08/01/2006
TV Intercity Relay                          WLP-781            08/01/2006
TV Intercity Relay                          WLP-782            08/01/2006

                                  Schedule 6.16

                           WILKES-BARRE, PENNSYLVANIA
       Licensee: Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WBRE-TV            08/01/2007
    (Channel 28, Wilkes-Barre,
    Pennsylvania)
DTV STA                                     WBRE-DT            05/13/2003
    (Channel 11, Wilkes-Barre,
    Pennsylvania)
TV Translator Station License               W24BL              07/31/2007
TV Translator Station License               W30AN              07/31/2007
TV Translator Station License               W51BP              07/31/2007
TV Translator Station License               W64AL              07/31/2007
Transmit-Only Earth Station License         E910642            11/01/2011
Satellite Uplink Truck                      E020058            05/03/2017
TV Pickup                                   KA-35201           08/01/2007
TV Pickup                                   KA-35425           08/01/2007
TV Pickup                                   KA-74870           08/01/2007
TV Pickup                                   KC-62824           08/01/2007
Broadcast Auxiliary                         KF-5726            08/01/2007
R/P Base Mobile System                      KGU-973            08/01/2007
TV Studio Transmitter Link                  KGH-66             08/01/2007
TV Pickup                                   KK-4138            08/01/2007
TV Pickup                                   KL-2535            08/01/2007
TV Pickup                                   KP-4407            08/01/2007
R/P Base Mobile System                      KQB-618            08/01/2007
TV Pickup                                   KR-7688            08/01/2007
TV Pickup                                   KR-7693            08/01/2007
TV Pickup                                   KR-7771            08/01/2007
TV Pickup                                   KS-2001            08/01/2007
TV Pickup                                   KY-2899            08/01/2007
R/P Mobile                                  KY-5608            08/01/2007
TV Studio Transmitter Link                  KZO-21             08/01/2007
TV Intercity Relay                          WFW-575            08/01/2007
TV Intercity Relay                          WGI-290            08/01/2007
TV Intercity Relay                          WHB-674            08/01/2007
TV Intercity Relay                          WLI-324            08/01/2007
TV Intercity Relay                          WLI-325            08/01/2007
TV Intercity Relay                          WLI-337            08/01/2007

                                  Schedule 6.16

                               ERIE, PENNSYLVANIA
                 Licensee: Nexstar Broadcasting of Erie, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WJET-TV            08/01/2007
    (Channel 24, Erie, Pennsylvania)
DTV Construction Permit                     WJET-DT            06/20/2003
    (Channel 58, Erie, Pennsylvania)
Auxiliary TV Broadcast Pickup               KC-26079           08/01/2007
TV Intercity Relay                          WPJE-618           08/01/2007
Weather Radar Station                       WPOZ-488           09/14/2004
R/P Base Mobile System                      WSM-744            08/01/2007

                               ROCHESTER, NEW YORK
               Licensee: Nexstar Broadcasting of Rochester, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WROC-TV            06/01/2007
    (Channel 8, Rochester, New York)
DTV STA                                     WROC-DT            05/13/2003
    (Channel 45, Rochester, New York)
Receive-Only Earth Station                  E940506            09/15/2004
Transmit/Receive Earth Station              E000660            12/12/2010
OFS Microwave                               WPOU895            08/26/2009
TV Pickup                                   KA-4851            06/01/2007
TV Intercity Relay                          KA-6058            06/01/2007
TV Studio Transmitter Link                  KEA-91             06/01/2007
TV Pickup                                   KR-4704            06/01/2007
TV Pickup                                   KR-4705            06/01/2007
Auxiliary Remote Pickup                     WHE-925            06/01/2007
Auxiliary Remote Pickup                     WHE-926            06/01/2007

                                  Schedule 6.16

                              ST. JOSEPH, MISSOURI
               Licensee: Nexstar Broadcasting of the Midwest, Inc.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KQTV               02/01/2006
    (Channel 2, St. Joseph, Missouri)
DTV Construction Permit                     KQTV-DT            06/20/2003
    (Channel 53, St. Joseph, Missouri)
TV Pickup                                   KC-26093           02/01/2006
R/P Automatic Relay                         KQB-577            02/01/2006

                                JOPLIN, MISSOURI
                  Licensee: Nexstar Broadcasting Joplin, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                KSNF               02/01/2006
    (Channel 16, Joplin, Missouri)
DTV STA (Request filed 01/21/2003/)         KSNF-DT
    (Channel 46, Joplin, Missouri)
TV Pickup                                   KW-6078            02/01/2006
Business Radio                              WNKN-977           02/01/2006
Weather Radar Station                       WPMJ-419           08/12/2003

                                  Schedule 6.16

                              TERRE HAUTE, INDIANA
               Licensee: Nexstar Broadcasting of the Midwest, Inc.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WTWO               08/01/2005
    (Channel 2, Terre Haute, Indiana)
DTV STA (Request filed 01/29/2003)          WTWO-DT
    (Channel 36, Terre Haute, Indiana)
TV Pickup                                   KC-26086           08/01/2005
R/P Base Mobile System                      KLH-391            08/01/2005
Weather Radar Station                       KVB-629            03/30/2004
Broadcast Auxiliary                         KW-4107            08/01/2005
TV Pickup                                   KW-4108            08/01/2005
TV Intercity Relay                          WHF-306            08/01/2005
TV Intercity Relay                          WMU-968            08/01/2005
Weather Radar Station                       WPPH-816           01/06/2005

                              SPRINGFIELD, ILLINOIS
               Licensee: Nexstar Broadcasting of Champaign, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WCFN               12/01/2005
    (Channel 49, Springfield, Illinois)
DTV STA                                     WCFN-DT            04/09/2003
    (Channel 53, Springfield, Illinois)
TV Studio Transmitter Link                  WLD-973            12/01/2005

                                  Schedule 6.16

                               CHAMPAIGN, ILLINOIS
               Licensee: Nexstar Broadcasting of Champaign, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WCIA               12/01/2005
    (Channel 3, Champaign, Illinois)
DTV STA                                     WCIA-DT            04/09/2003
    (Channel 48, Champaign, Illinois)
Transmit-Receive Earth Station              E920434            07/24/2017
Auxiliary Low Power Station                 BLP00192           12/01/2005
Auxiliary Low Power Station                 BLP00322           12/01/2005
Auxiliary Low Power Station                 BLP00544           12/01/2005
Auxiliary Low Power Station                 BLP00883           12/01/2005
Auxiliary Low Power Station                 BLP00919           12/01/2005
Auxiliary Low Power Station                 BLP01124           12/01/2005
Auxiliary Low Power Station                 BLP01288           12/01/2005
TV Pickup                                   KA-95317           12/01/2005
Business Radio                              KAP-730            12/01/2005
TV Pickup                                   KC-5875            12/01/2005
Auxiliary Remote Pickup                     KSD-920            12/01/2005
Auxiliary Remote Pickup                     KSD-921            12/01/2005
TV Studio Transmitter Link                  KSG-35             12/01/2005
TV Intercity Relay                          KSI-74             12/01/2005
TV Intercity Relay                          KSI-75             12/01/2005
TV Pickup                                   KW-6065            12/01/2005
TV Pickup                                   KW-6066            12/01/2005
TV Pickup                                   KW-6073            12/01/2005
TV Pickup                                   KW-6074            12/01/2005
TV Intercity Relay                          WBJ-983            12/01/2005
TV Intercity Relay                          WBJ-986            12/01/2005
TV Intercity Relay                          WBJ-987            12/01/2005
TV Intercity Relay                          WBJ-988            12/01/2005
TV Intercity Relay                          WLG-233            12/01/2005
TV Intercity Relay                          WPNL-408           12/01/2005

                                  Schedule 6.16

                                PEORIA, ILLINOIS
                Licensee: Nexstar Broadcasting of Peoria, L.L.C.

FACILITY TYPE                               CALL SIGN          EXP. DATE
-------------                               ---------          ---------

TV Broadcast Station License                WMBD-TV            12/01/2005
    (Channel 31, Peoria, Illinois)
DTV Construction Permit                     WMDB-DT            06/20/2003
    (Channel 30, Peoria, Illinois)
TV Pickup                                   KA-88843           12/01/2005
TV Pickup                                   KA-88844           12/01/2005
TV Intercity Relay                          KSI-71             12/01/2005
TV Intercity Relay                          KSI-72             12/01/2005
TV Intercity Relay                          KSI-73             12/01/2005
Remote Pick-up                              KSJ-777            12/01/2005
TV Studio Transmitter Link                  KSK-48             12/01/2005
TV Intercity Relay                          WBJ-984            12/01/2005
TV Intercity Relay                          WBJ-985            12/01/2005
TV Intercity Relay                          WLG-752            12/01/2005
TV Intercity Relay                          WMV-276            12/01/2005
OFS Microwave                               WNTX-533           02/08/2010

                                  Schedule 6.16

                                                                   SCHEDULE 6.17

                                  SUBSIDIARIES

The following entities are direct wholly owned subsidiaries of Nexstar Broadcasting Group, L.L.C.:

Nexstar Broadcasting of Northeastern Pennsylvania, Inc.

Nexstar Broadcasting of Joplin, Inc.

Nexstar Broadcasting of Erie, Inc.

KBTV Broadcasting, Inc.

KFDX Broadcasting, Inc.

Nexstar Broadcasting of Rochester, Inc.

KTAB Broadcasting, Inc.

ERC Holdings, Inc.

Nexstar Midwest Holdings, Inc.

Nexstar Broadcasting of Champaign, Inc.

Nexstar Broadcasting of Peoria, Inc.

KMID Broadcasting, Inc.

KTAL Broadcasting, Inc.

                                  Schedule 6.17

Nexstar Arkansas Holdings, Inc.

Nexstar Alabama Holdings, Inc.

Each of the following entities owns 1,000 Class B interests in Nexstar Finance Holdings II, LLC:

Nexstar Broadcasting of Northeastern Pennsylvania, Inc.

Nexstar Broadcasting of Joplin, Inc.

Nexstar Broadcasting of Erie, Inc.

KBTV Broadcasting, Inc.

KFDX Broadcasting, Inc.

Nexstar Broadcasting of Rochester, Inc.

KTAB Broadcasting, Inc..

ERC Holdings, Inc.

Nexstar Midwest Holdings, Inc.

Nexstar Broadcasting of Champaign, Inc.

Nexstar Broadcasting of Peoria, Inc.

KMID Broadcasting, Inc.

KTAL Broadcasting, Inc.

                                  Schedule 6.17

Nexstar Arkansas Holdings, Inc.

Nexstar Alabama Holdings, Inc.

Nexstar Finance, L.L.C. is a direct wholly-owned subsidiary of Nexstar Finance Holdings II, L.L.C.

Nexstar Finance Holdings, Inc. and Nexstar Finance, L.L.C. are direct wholly owned subsidiaries of Nexstar Finance Holdings, L.L.C.

The following are direct wholly owned subsidiaries of Nexstar Finance L.L.C:

Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.

Nexstar Broadcasting of Joplin, L.L.C.

Nexstar Broadcasting of Erie, L.L.C.

Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.

Nexstar Broadcasting of Wichita Falls, L.L.C.

Nexstar Broadcasting of Rochester, L.L.C.

Nexstar Broadcasting of Abilene, L.L.C.

Entertainment Realty Corporation

Nexstar Broadcasting of the Midwest, Inc.

Nexstar Broadcasting of Champaign, L.L.C.

Nexstar Broadcasting of Peoria, L.L.C.

                                  Schedule 6.17

Nexstar Broadcasting of Midland-Odessa, L.L.C.

Nexstar Broadcasting of Louisiana, L.L.C.

Nexstar Finance, Inc.

Nexstar Arkansas Acquisition, Inc.

Nexstar Alabama Acquisition, Inc.

Nexstar Management, Inc. is a direct wholly owned subsidiary of Nexstar Broadcasting of the Midwest, Inc.

                                  Schedule 6.17

                                                                   SCHEDULE 6.21

                         NETWORK AFFILIATION AGREEMENTS

          NBC                               END DATE
          ---                               --------
          KSNF                                 12/08

          KFDX                                 12/08

          KBTV                                 12/08

          WTWO                                 12/08

          WBRE                                 12/08

          KTAL                                 12/05

          KARK/1/                               1/07

          CBS                               END DATE
          ---                               --------
          WMBD                                 09/05

          KTAB                                 12/04

          WROC                                 12/05

          WCIA                                 09/05

          FOX                               END DATE
          ---                               --------
          WYZZ/2/                              06/05

----------
/1/ Owned and operated by KARK-TV, Inc. Nexstar and KARK-TV have entered into a time brokerage agreement for this station.

/2/ Owned and operated by Sinclair Broadcast Group, Inc. Nexstar and Sinclair have entered into an outsourcing agreement for this station.

                                  Schedule 6.21

          ABC                               END DATE
          ---                               --------
          KQTV                                 04/07

          KMID                                 07/05

          WJET                                 01/05

          WDHN/3/                              12/04

          UPN                               END DATE
          ---                               --------
          WCFN                                 04/07

----------
/3/ Owned and operated by Morris Network of Alabama, Inc. Nexstar and Morris Network of Alabama have entered into a time brokerage agreement for this station.

                                  Schedule 6.21

                                                                SCHEDULE 8.05(a)

                              EXISTING INDEBTEDNESS

16% Senior Discount Notes of Nexstar Finance Holdings,
LLC (the "Holdco Notes")
                                                                   $  24,855,158

12% Notes of Nexstar Finance, LLC (the "Opco Notes")
                                                                     154,822,112

Accrual of SWAP interest payment                                         281,256

Management Loan Guaranty

Guaranties by the Nexstar Entities (other than Nexstar Finance Holdings, LLC) and the Mission Entities of the Holdco Notes

Guaranties by the Nexstar Entities (other than the Borrower) and the Mission Entities of the Opco Notes

Notes of Nexstar Finance Holdings II, L.L.C. (f/k/a "Nexstar Finance Holdings, L.L.C.")
                                                                      31,866,000

                                Schedule 8.05(a)

                                                                SCHEDULE 8.11(e)

                                   INVESTMENTS

See Schedule 6.17.

                                Schedule 8.11(e)

                                                                       EXHIBIT A

                            ASSIGNMENT AND ASSUMPTION

        This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

        For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit and Guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.      Assignor:                     ______________________________

2.      Assignee:                     ______________________________ [and is an
                                      Affiliate/Approved Fund of [identify
                                      Bank]]

3.      Borrower(s):                  Nexstar Finance, L.L.C.

4.      Administrative Agent:         ______________________, as the
                                      administrative agent under the Credit
                                      Agreement

5.      Credit Agreement:             Second Amended and Restated Credit
                                      Agreement, dated as of February 13, 2003 among Nexstar Finance, L.L.C., the Banks

                                       A-1
                            Assignment and Assumption
                                      parties thereto, and Bank of America,
                                      N.A., as Administrative Agent

6.      Assigned Interest:

                               Aggregate
                               Amount of                       Amount of                     Percentage
                               Commitment/Loans                Commitment/Loans              Assigned of
      Facility Assigned        for all Banks*                  Assigned*                     Commitment/Loans/4/
                         /5/   $                               $                                             %
                               $                               $                                             %
                               $                               $                                             %

[7.     Trade Date:                           __________________]/6/

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

        The terms set forth in this Assignment and Assumption are hereby agreed to:

                                      ASSIGNOR
                                      [NAME OF ASSIGNOR]


                                      By:
                                         ---------------------------------------
                                         Title:

                                      ASSIGNEE
                                      [NAME OF ASSIGNEE]


                                      By:
                                         ---------------------------------------
                                         Title:

----------
/4/ Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Banks thereunder.

/5/ Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. "Revolving Credit Commitment", "Term B Commitment", etc.).

/6/ To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

                                       A-2
                            Assignment and Assumption

Consented to and Accepted:

[NAME OF ADMINISTRATIVE AGENT], as
  Administrative Agent

By:
   -----------------------------------
   Title:

Consented to and Accepted:

[NAME OF ISSUING BANK], as Issuing Bank

By:
   -----------------------------------
   Title:


Consented to:/7/

NEXSTAR FINANCE, L.L.C.


By:
   -----------------------------------
   Title:

----------
/7/ To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

                                       A-3
                            Assignment and Assumption

                                            ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

                        STANDARD TERMS AND CONDITIONS FOR

                            ASSIGNMENT AND ASSUMPTION

        1.      Representations and Warranties.

        1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

        1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (v) if it is a Bank organized under the laws of a jurisdiction outside the United States, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and
(ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

                                      A-1-1
                            Assignment and Assumption

        2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

        3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                                      A-1-2
                            Assignment and Assumption

                                                                       EXHIBIT B

            FORM OF BORROWER SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT, TO THE EXTENT AND IN THE MANNER SET FORTH HEREIN, TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT (AS DEFINED HEREIN).

THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON _________________, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

             SUBORDINATED CONVERTIBLE PROMISSORY NOTE DUE __________

$____________                                             ______________, 20____

        FOR VALUE RECEIVED, NEXSTAR FINANCE, L.L.C., a Delaware limited liability company (the "Issuer"), hereby promises to pay to the order of NEXSTAR FINANCE HOLDINGS, L.L.C., a Delaware limited liability company, or its assigns (in any event, the "Holder"), on the Maturity Date (or earlier as provided herein), the principal amount of ____________________ Dollars ($___________), to the extent not theretofore paid (such unpaid principal amount at any time being the "Principal Amount"), together with interest thereon calculated from the date hereof in accordance with the provisions of this Note (the unpaid amount of any such accrued interest at any time being the "Interest Amount" and the sum of the Principal Amount and the Interest Amount at any time being the "Total Amount").

        This Note is convertible into limited liability company membership interests of the Issuer, as provided in Section 6 below.

        Certain capitalized terms which are used and not otherwise defined in this Note are defined in Section 8 below.

        1.      INTEREST.

                (a) Rate and Accrual. Interest will accrue, on a daily basis, on the Principal Amount from time to time at the rate of ___% per annum. Interest will be computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed.

                (b) Payment. The Interest Amount shall be due and payable on the earlier to occur of an Event of Default or the Maturity Date, and in addition shall be due and payable upon any prepayment of the Principal Amount, subject to the terms of Section 9 hereof. The Interest Amount may be prepaid at any time and from time to time, at the Issuer's option, without premium or penalty, subject to the terms of Section 9 hereof.

                                    Exhibit B

        2. PAYMENT OF THE PRINCIPAL AMOUNT. Unless this Note has theretofore been converted in accordance with Section 6, the Issuer will repay the entire Principal Amount to the holder of this Note on the earlier to occur of an Event of Default or the Maturity Date, subject to the terms of Section 9 hereof. The Issuer may, at its option, prepay at any time and from time to time all or any part of the Principal Amount, without premium or penalty, subject to the terms of Section 9 hereof. Any prepayment of all or any portion of the Principal Amount will be accompanied by a payment of the applicable Interest Amount.

        3. APPLICATION AND METHOD OF PAYMENTS. Any amount paid to the Holder by the Issuer in respect of this Note will be applied first, to reduce the Interest Amount, and second, to reduce the Principal Amount. All payments in respect of this Note will be made by wire transfer of immediately available funds to an account designated by the Holder, and any payment so received after 1:00 p.m. Boston, Massachusetts time on any day will be deemed to have been received on the following Business Day. Any amount which (but for the application of this sentence) would become payable in respect of this Note on a day which is not a Business Day will instead become due and payable on the next succeeding Business Day, and interest accruing on the Principal Amount will reflect any such extension.

        4. TRANSFER AND EXCHANGE. Upon surrender of this Note to the Issuer at its chief executive office for exchange, the Issuer at its expense will execute and deliver in exchange therefor a new Note or Notes, as requested by the surrendering Holder, which represent the Principal Amount of the surrendered Note, registered as such Holder may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. The issuance of new Notes will be made without charge to the Holder) of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Issuer in connection with such issuance.

        5. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon delivery of an unsecured indemnity agreement in such reasonable amount as the Issuer may determine or, in the case of any such mutilation, upon the surrender of this Note to the Issuer at its chief executive office for cancellation, the Issuer at its expense will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note.

        6.      CONVERSION OF NOTE.

                (a) Conversion Generally. If all or any portion of the Principal Amount or the Interest Amount is not paid in full on or prior to the earlier to occur of the date of an occurrence of an Event of Default or the Maturity Date (the "Conversion Date"), then on the Conversion Date the Total Amount of this Note will automatically convert into fully paid and nonassessable Class ____ Interests of the Issuer ("Class ____ Interests"), calculated to the nearest 1/1000 of a Class ____ Interest, unless on the Conversion Date all Senior Debt has been indefeasibly paid in full in cash and all commitments to provide Senior Debt have expired or been terminated. The number of Class ____ Interests

                                    Exhibit B
        issuable upon any such exchange shall be equal to the Total Amount as of the close of business on the Conversion Date divided by $______.

                (b) Procedure for Conversion. If all or any portion of the Principal Amount or the Interest Amount is not paid in full in cash on or prior to the Conversion Date and any or all Senior Debt has not been indefensibly paid in full in cash or any or all of the commitments to provide Senior Debt have not expired or been terminated, then promptly thereafter the Holder will surrender this Note to the Issuer at the chief executive office of the Issuer, and in such event this Note will be deemed to have been exchanged for Class ____ Interests as of the close of business on the Conversion Date, and the Holder will be treated for all purposes as the record holder of such Class _____ Interests at such time, regardless of when such surrender occurs.

                (c) Taxes on Conversion. The Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of Class ____ Interests on conversion of this Note. The Issuer will not, however, be required to pay any income taxes of the Holder, and no such issue or delivery will be made unless and until the Person requesting such issue has paid to the Issuer the amount of any such tax or has established to the satisfaction of the Issuer that such tax has been paid.

        7. COVENANTS. So long as all or any portion of the Principal Amount or the Interest Amount remains unpaid, the Issuer will reserve and keep available at all times from its authorized and unissued membership interests, free from preemptive rights, solely for issuance upon the conversion of this Note, a sufficient number of Class ____ Interests to permit conversion in full of this Note, and will take all actions which may be required so that such interests may, when issued upon any such conversion, be validly issued, fully paid and nonassessable.

        8. DEFINED TERMS. As used in this Note, the following capitalized terms have the following respective meanings:

        "Administrative Agent" means Bank of America, N.A., as Administrative Agent under each of the Credit Agreements, and any successor Administrative Agent thereunder.

        "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

        "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in Boston, Massachusetts for the conduct of substantially all of their activities.

        "Credit Agreements" means, collectively, the Nexstar Credit Agreement and the Mission Credit Agreement.

        "Event of Default" shall be deemed to have occurred upon the occurrence of an Event of Default under Section 9.01 (f) or (g) of the Credit Agreement.

                                    Exhibit B

        "Loan Documents" has the meaning set forth in the Credit Agreements.

        "Maturity Date" means ___________________.

        "Mission Credit Agreement" means the Amended and Restated Credit Agreement dated as of February ____, 2003 by and among Mission Broadcasting, Inc., various Banks referred to therein, Bank of America, N.A., as Administrative Agent and as Issuing Bank and Bear Stearns Corporate Lending, Inc., as Syndication Agent, as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

        "Nexstar Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of February __, 2003 by and among the Issuer, Nexstar Broadcasting Group, L.L.C. and certain of its Subsidiaries, various Banks referred to therein, Bank of America, N.A., as Administrative Agent and as Issuing Bank, and Bear Stearns Corporate Lending, Inc., as Syndication Agent, Royal Bank of Canada, General Electric Capital Corporation, and Merrill Lynch Capital, as Co-Documentation Agents, as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

        "Person" means any natural person, corporation, firm, trust, partnership, business trust, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

        "Reorganization" means any distribution of the assets of the Issuer upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Issuer or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of its assets or liabilities.

        "Senior Debt" means (i) all Obligations (as defined in the Nexstar Credit Agreement) (whether now outstanding or hereafter incurred), whether as obligor, guarantor or otherwise, whether on account of fees, indemnities, reimbursement obligations in respect of letters of credit, costs, expenses or otherwise, and (ii) amendments, restatements, supplements, renewals, extensions, increases, rearrangements and substitutions of any such Obligations described in the preceding clause (i).

        "Subordinated Debt" means the principal of and interest on the indebtedness evidenced by this Note (including any amendment, restatement, supplement, renewal, extension, increase, rearrangement or substitution thereof), and any and all other amounts payable in connection herewith, whether on account of fees, indemnities, costs, expenses or otherwise.

        "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose capital stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or

                                    Exhibit B
other entity in which such Person, directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

        9.      SUBORDINATION.

                (a) Agreement to Subordinate. The Issuer and the Holder hereby agree, for themselves and their respective successors and assigns, that the payment of the Subordinated Debt is and shall be expressly "subordinate and junior in right of payment" (as such phrase is defined below) to the prior payment in full of all Senior Debt to the extent and in the manner hereinafter set forth; provided, that notwithstanding anything contained in this Note to the contrary, the provisions of this Section 9 shall not in any way limit or interfere with the Issuer's right to repay Subordinated Debt pursuant to the terms of Section 8.10(l) of the Nexstar Credit Agreement.

                (b) Meaning of Subordinate and Junior in Right of Payment. "Subordinate and junior in right of payment" shall mean that no holder of any part of the Subordinated Debt shall have any claim to the assets of the Issuer on a parity with or prior to the claim of any holder of any of the Senior Debt, whether such claim be made in connection with a Reorganization or otherwise. Unless and until the Senior Debt shall have been paid in full in cash and the Loan Documents and all commitments to provide Senior Debt thereunder shall have terminated (other than any indemnification and other expense reimbursement obligations under any Loan Documents which are not yet due and payable), no holder of Subordinated Debt will take, retain, permit to exist, demand or receive from the Issuer, and the Issuer will not make, give or permit, directly or indirectly, by set-off; redemption, purchase or in any other manner,
        (i) any payment of the whole or any part of the Subordinated Debt (whether in respect of principal, interest or any other amount, and whether prior to, at or after the scheduled maturity thereof), (ii) any security or collateral for the whole or any part of the Subordinated Debt or (iii) any guaranty of the whole or any part of the Subordinated Debt. The Issuer expressly agrees that it will not make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of the subordination provisions of this Note.

                (c) Payment of Senior Debt. For purposes of this Note, the Senior Debt shall not be deemed to have been paid in full until and unless the holders thereof shall have indefeasibly received payment in full in cash of the principal of, interest on and fees, costs and expenses and any and all other amounts payable in connection with the Senior Debt. The subordination provisions in this Note are for the benefit of and may be enforceable directly by the holders of Senior Debt, and each such holder shall be deemed to have acquired such Senior Debt in reliance upon such subordination provisions.

                (d) Limitations on Subordinated Debt. The Holder agrees that so long as any Senior Debt shall remain unpaid in cash and the Loan Documents and all commitments to provide Senior Debt thereunder shall not have terminated(other than any indemnification and other expense reimbursement obligations under any Loan Documents which are not yet due and payable), it will not exercise any rights it may have under this Note or any other document, instrument or agreement relating to the Subordinated Debt,

                                    Exhibit B
        or to accelerate, sue for or collect the obligations of the Issuer with respect to the Subordinated Debt,or to realize upon any assets of the Issuer or to attach, levy upon or execute against any assets of the Issuer, or to initiate any Reorganization of the Issuer.

                (e) Subordinated Debt Subordinated to Prior Payment of All Senior Debt on Reorganization, Sale of the Issuer; Etc. Subject to
        Section 9(b) above, upon any payment or distribution of all or any of the assets or securities of the Issuer of any kind or character, whether in cash, property or securities, whether made pursuant to a Reorganization relative to the Issuer or any of its properties, or a distribution of proceeds of or upon sale of all or any part of the Issuer or any of its subsidiaries or any of their respective assets, then in such event:

                        (i) the holders of Senior Debt shall be entitled to receive payment in full in cash as provided herein of all amounts due or to become due on or in respect of all Senior Debt before any payment is made on account of or applied to the Subordinated Debt;

                        (ii) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (including any payment or other distribution that may be payable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of Subordinated
                Debt), to which the holders of Subordinated Debt would be entitled except for the subordination provisions of this Note, shall be paid or delivered by any debtor, custodian, receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the Administrative Agent, on behalf of the holders of Senior Debt, for application to the payment or prepayment of all such Senior Debt remaining unpaid to the extent necessary to pay all such Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to such holders of Senior Debt; and

                        (iii) in the event that, notwithstanding the foregoing subordination provisions of this Note, any holder of Subordinated Debt shall have received any payment or distribution with respect to Subordinated Debt contrary to such foregoing subordination provisions, then and in such event such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by such holder of Subordinated Debt to the Administrative Agent, on behalf of the holders of Senior Debt, for application to the payment or prepayment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full, after giving effect to any concurrent payment or distribution to such holders of Senior Debt.

                (f) Attorney-in-Fact. In the event of a Reorganization, if any holder of Subordinated Debt has not filed any claim, proof of claim or other instrument of similar character with respect to Subordinated Debt held by such holder within 20 days before the expiration of the time to file the same, the Administrative Agent on behalf of any holder of Subordinated Debt may, as an attorney-in-fact for such holder of Subordinated Debt,

                                    Exhibit B
        file any claim, proof of claim or other instrument of similar character on behalf of such holder of Subordinated Debt, and each holder of Subordinated Debt hereby appoints the Administrative Agent as an attorney-in-fact for such holder of Subordinated Debt, to so file any claim, proof of claim or such other instrument of similar character. Each holder of Subordinated Debt ratifies all that the Administrative Agent, as said attorney-in-fact, shall lawfully do or cause to be done by virtue hereof and not in contravention of the terms hereof. The power of attorney granted in this paragraph (f) is a power coupled with an interest and shall be irrevocable.

                (g) Holders of Subordinated Debt to be Subrogated to Rights of Holders of Senior Debt. Subject to the indefeasible payment in full in cash of all Senior Debt, the holders of Subordinated Debt shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Issuer made on account of the Senior Debt until all amounts payable in respect of the Subordinated Debt shall be paid in full, and for purposes of such subrogation, no payment or distribution to the holders of Senior Debt of assets, whether in cash, property or securities, distributable to the holders of Senior Debt under the provisions hereof to which the holders of the Subordinated Debt would be entitled except for the subordination provisions of this Note, and no payment pursuant to the subordination provisions of this Note to the holders of Senior Debt by the holders of the Subordinated Debt shall, as between the Issuer, its creditors other than the holders of Senior Debt, and the holders of the Subordinated Debt, be deemed to be a payment by the Issuer to or on account of such Senior Debt, it being understood that the subordination provisions of this Note are, and are intended, solely for the purpose of defining the relative rights of the holders of the Subordinated Debt, on the one hand, and the holders of Senior Debt, on the other hand.

                (h) Modifications to Subordinated Debt. So long as any Senior Debt remains unpaid or the Loan Documents and all commitments to provide Senior Debt thereunder shall not have been terminated, the Issuer and the holders of Subordinated Debt will not (i) establish a sinking fund for the payment or prepayment of or otherwise arrange for the defeasance of any Subordinated Debt, or (ii) amend, modify or alter in any way the terms of the Subordinated Debt or any document, agreement, instrument or certificate relating thereto. Each holder of Subordinated Debt agrees that it will not challenge, object to or in any respect inhibit or otherwise interfere with the enforcement by the Administrative Agent or any holder of Senior Debt of any of their rights or remedies in respect of the Senior Debt.

                (i) No Liability to Holders of Subordinated Debt. Neither the Administrative Agent nor any holder of Senior Debt shall have any liability whatsoever to any holder of Subordinated Debt with respect to, and each holder of Subordinated Debt waives any claim or defense which it may now or hereafter have against the Administrative Agent or any holder of Senior Debt arising from (i) any and all actions which the Administrative Agent or the holders of Senior Debt take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens upon any collateral securing any of the Senior Debt, actions with

                                    Exhibit B
        respect to the occurrence of any default under any Senior Debt, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon any of such collateral, and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other Person) with respect to the Senior Debt or the valuation, use, protection or release of any collateral now or hereafter securing same, other than any actions which involve the gross negligence or willful misconduct of the Administrative Agent or any holder of the Senior Debt; (ii) any right, now or hereafter existing, to require the Administrative Agent or the holders of Senior Debt to proceed against or exhaust any collateral at any time securing the Senior Debt or to marshal any assets in favor of any holder of Subordinated Debt; (iii) any notice of the incurrence or increase of Senior Debt, it being understood that the Administrative Agent or the holders of Senior Debt may make advances now or hereafter relating to the Senior Debt, without notice to or authorization from the holders of Subordinated Debt, in reliance upon the agreements set forth in this Note, including but not limited to the provisions of paragraph
        (j) below; or (iv) any defense based upon or arising by reason of (A) any disability or other defense of the Issuer or any other Person or entity, or (B) any lack of authority of any agent or any other Person or entity acting or purporting to act on behalf of the Issuer or any holder of Subordinated Debt, or (C) any failure by the Administrative Agent or any holder of Senior Debt to properly perfect any Lien in any asset securing or intended to secure all or any portion of the Senior Debt.

                (j) Amendments to Senior Debt. The Administrative Agent and/or the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of Subordinated Debt, without incurring responsibility to such holders of Subordinated Debt, and without impairing or releasing any of their rights, or any of the obligations of such holders of Subordinated Debt hereunder, do any of the following:

                        (i) change the amount, manner, place, or terms of payment or change or extend the time of payment of or increase, renew or alter the Senior Debt, or any part thereof, or enter into or amend in any manner any agreement (including any related loan agreement, promissory notes and collateral documents) relating to the Senior Debt;

                        (ii) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Senior Debt, or any part thereof;

                        (iii) release anyone liable in any manner for the payment or collection of the Senior Debt, or any part thereof or waive any rights against any Person;

                        (iv) exercise or refrain from exercising any rights against any of the Credit Parties and others; and

                        (v) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

                                    Exhibit B

                (k) Legend. Each holder of Subordinated Debt will advise each future holder or owner of Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth herein, and will place a legend on each note issued in exchange or substitution for this Note (whether upon transfer or otherwise), and on any other note, instrument, agreement and/or document evidencing or related to the Subordinated Debt, indicating that such note, instrument, agreement and/or document is subject to the foregoing subordination provisions, and that by accepting or holding such other note, instrument, agreement and/or document, each holder or owner is bound by the terms of such subordination provisions to the same extent that the Holder is bound.

        10. AMENDMENT AND WAIVER. The provisions of this Note may be modified, amended or waived, and the Issuer may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the prior written consent of the Holder.

        11. REMEDIES. The Holder will have all rights and remedies set forth in this Note and all rights and remedies which the Holder has under any law. Any Person having any rights under any provision of this Note will be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any such provision and to exercise all other rights granted by law. All such rights and remedies will be cumulative and non-exclusive, and may be exercised singularly or concurrently. One or more successive actions may be brought against the Issuer, either in the same action or in separate actions, as often as the Holder deems advisable, until the Total Amount of this Note has been paid in full.

        12. SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Note by or on behalf of the Issuer or the Holder will bind and inure to the benefit of their respective successors and assigns whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Note which are for the benefit of the Holder are also for the benefit of, and enforceable by, any subsequent Holder.

        13. SEVERABILITY. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

        14. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Note are inserted for convenience only and do not constitute a substantive part of this Note. The use of the word "including" in this Note is by way of example rather than by limitation.

        15. JURISDICTION AND VENUE. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE ISSUER WITH RESPECT TO THIS NOTE OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS NOTE THE ISSUER ACCEPTS FOR ITSELF AND IN

                                    Exhibit B

CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE ISSUER HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY CLAIM THAT NEW YORK, NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE ISSUER DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY (AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE ISSUER, WITH THE CONSENT OF THE HOLDER) TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE ISSUER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED WILL BE MAILED BY REGISTERED MAIL TO THE ISSUER AT ITS CHIEF EXECUTIVE OFFICE, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY WILL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE ISSUER IN THE COURTS OF ANY OTHER JURISDICTION. TO THE EXTENT PROVIDED BY LAW, SHOULD THE ISSUER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THE ISSUER WILL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE ISSUER, AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM FOR THE ISSUER SET FORTH IN THIS SECTION 15 WILL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY THE HOLDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY THE HOLDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE ISSUER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

        16. WAIVER OF RIGHT TO JURY TRIAL. THE HOLDER AND THE ISSUER HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Note or any other agreement contemplated hereby or the validity, protection, interpretation, collection or enforcement thereof; AND THE ISSUER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or crossclaim would permanently preclude the prosecution of or recovery upon same. Notwithstanding anything contained in this Note to the contrary, no claim may be made by the Issuer against the Holder for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to

                                    Exhibit B
the transactions contemplated by or consummated in connection with the loans described herein or the issuance of this Note or any act, omission or event occurring in connection therewith; and the Issuer hereby waives, releases and agrees not to sue upon any such claim for any such damages. THE ISSUER AND THE HOLDER AGREE THAT THIS SECTION 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND ACKNOWLEDGE THAT THE INITIAL HOLDER NAMED IN THIS NOTE WOULD NOT HAVE ACCEPTED THIS NOTE IF THIS SECTION 16 WERE NOT PART OF THIS NOTE.

        17. TIME OF ESSENCE. Time is of the essence for the performance by the Issuer of the obligations set forth in this Note.

        18. CANCELLATION. After the entire Total Amount of this Note has been paid in full, this Note will be surrendered to the Issuer for cancellation and will not be reissued; provided that such cancellation will not adversely affect any provisions of this Note which by its terms may apply after such payment in full.

        19. GOVERNING LAW. This Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

        20. TRANSFER. The owner of this Note is the Holder, with respect to principal and interest. Transfer of this Note may be effected by the Holder only by surrender of this Note to the Issuer and either reissuance by the Issuer of this Note to a new holder or holders or the issuance of a new Note to the new holder or holders. It is intended that interest paid on this Note qualify for the exemption from U.S. withholding tax as a portfolio debt instrument under
Section 871(h) and 881(c) of the Internal Revenue Code.

                                    Exhibit B

        The Issuer has executed and delivered this Note as of the date first above written.

                                      NEXSTAR FINANCE, L.L.C.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

        By its execution hereinbelow, the Holder consents and agrees to be bound by the provisions of this Note applicable to the Holder.

NEXSTAR FINANCE HOLDINGS, L.L.C.

By:
   -----------------------------------
Name:
Title:

                                    Exhibit B

                                                                       EXHIBIT C

                           FORM OF CLOSING CERTIFICATE

        The undersigned, the _________________ and _________________, respectively of _______________________, a _____________ (the "Company"), hereby certify to Bank of America, N.A., as Administrative Agent pursuant to Section 5.01(b) of the Second Amended and Restated Credit Agreement dated as of the date hereof (the "Credit Agreement") among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent for the Banks (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent"), and Bear Stearns Corporate Lending Inc. as Syndication Agent, as follows (it being understood that capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement):

        1.      ________________ is a duly elected and qualified ______________
                of the Company;

        2.      ________________ is a duly elected and qualified _______________
                of the Company;

        3. The [resolutions/unanimous written consent] of the Company's [board of directors or other governing body], a true, correct and complete copy of which are attached hereto as Exhibit A and made a part hereof, (i) were duly adopted by [resolutions/unanimous written consent of the board of directors or other governing body] of the Company in accordance with applicable law (the date when such [resolutions were duly adopted/consent was duly executed] being referred to herein as the "Resolution Date"), (ii) are in full force and effect, (iii) have not been repealed, amended or modified, and (iv) authorize the Company to execute and deliver, and perform the Company's obligations under, the Loan Documents to which the Company is a party;

        4. The individuals listed below (the "Current Officers") validly hold the offices of the Company set forth opposite their respective names, and the signatures set forth opposite their respective names are their true and authentic signatures:

Name                    Title                           Signature
----                    -----                           ---------

___________________     Vice President         ____________________________

___________________     Vice President         ____________________________

___________________     Secretary              ____________________________

        5. Each of the Current Officers has the authority to execute and deliver, on behalf of the Company, the Loan Documents to which the Company is a party.

        6. The Certificate of [Incorporation] [Formation] of the Company, and all amendments thereto, as certified by the appropriate authority where the Company is [incorporated/organized] as of a date not more than 10 days prior to the date hereof, a true, correct and complete copy of which is attached hereto as Exhibit B and made a part hereof, (i) was in full force and effect (without further modification or amendment) on the Resolution Date, and (ii) is in full force and effect as of the date hereof (without further modification or amendment).

        7. The [By-Laws] [Limited Liability Company Agreement] of the Company, and all amendments thereto, a true, correct and complete copy of which are attached hereto as Exhibit C and made a part hereof, (i) were in full force and effect (without further modification or amendment) on the Resolution Date, and
                (ii) are in full force and effect as of the date hereof (without further modification or amendment).

        8. Attached hereto as Exhibit D are recent certificates, each dated not more than 10 days prior to the date hereof, issued by appropriate governmental authorities which evidence the existence, good standing and foreign qualification of Company in each jurisdiction in which Company is incorporated or where the Company's property or business makes qualification to transact business therein necessary and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

        9. Since [December 31, 2002], there has not occurred any change, development or event which could reasonably be expected to have a Material Adverse Effect.

        10. The representations and warranties of the Company contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, after giving effect to the extensions of credit requested to be made on the date hereof and the proposed use of the proceeds thereof.

        11. No Default or Event of Default has occurred and is continuing as of the date hereof or will occur after giving effect to the extension of credit to be made on the date hereof and the proposed use of the proceeds thereof.

        12. After giving effect to the initial Credit Event under the Credit Agreement, the Company will not have any Indebtedness outstanding except as permitted by Section 8.05 of the Credit Agreement.

        13. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred affecting or to my knowledge threatening the corporate existence of the Company.

        14. There exists no judgment, order, injunction or other restraint which would prevent or delay the consummation of, or impose materially adverse conditions upon the Loan Documents to which the Company is a party and all transactions contemplated thereby (including, without limitation, the execution, delivery and performance of the Mission Loan Documents to which the Company is a party).

        15. All material Authorizations and third-party approvals necessary or appropriate in connection with the Loan Documents to which the Company is a party and all transactions contemplated thereby (including, without limitation, the execution, delivery and performance of the Mission Loan Documents to which the Company is a party), have been obtained and are in full force and effect, and all applicable waiting periods have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the transactions contemplated by the Loan Documents and copies of all such Authorizations and third-party approvals have been delivered to the Administrative Agent.

        The undersigned acknowledge that (i) this Certificate constitutes the Closing Certificate described in Section 5.01(b) of the Credit Agreement, and
(ii) each Bank is relying on this Certificate, without performing an independent investigation, in making the Term B Loans on the Effective Date, and will continue to rely on this Closing Certificate after the Effective Date in making extensions of credit under the Credit Agreement.

        IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Certificate as of the ____ day of February ____, 2003.



                                      ------------------------------------------

        I, _________________, hereby certify that I am now a duly elected, qualified, and acting _________________ of the Company; that ___________________
is also a duly elected, qualified and acting ______________ of the Company and the signature set forth above beside his name is his correct signature; and that the certifications set forth above are true and correct as of the date hereof.

        IN WITNESS WHEREOF, I have duly executed this Certificate as of February ____, 2003.



                                      ------------------------------------------

                                    Exhibit A

                                   Resolutions

                                [to be attached]

                                    Exhibit B

                    Certificate of [Incorporation][Formation]

                                [to be attached]

                                    Exhibit C

                 [By-Laws] [Limited Liability Company Agreement]

                                [to be attached]

                                    Exhibit D

                      Existence/Good Standing Certificates

                                [to be attached]

                                                                       EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATE

                                                         Date:___________,______

                Re: Second Amended and Restated Credit Agreement, dated as of February 13, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent"), Bear Stearns Corporate Lending Inc., as Syndication Agent, and Royal Bank of Canada, General Electric Capital Corporation, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Co-Documentation Agents.

Bank of America, N.A.,
 as Administrative Agent
901 Main Street, 64th Floor
Dallas. Texas 75202
Attention: _____________________

Ladies and Gentlemen:

        This Compliance Certificate (this "Certificate") is delivered pursuant to Section 7.02(a) of the Credit Agreement. Any terms defined in the Credit Agreement and not defined in this Certificate are used herein as defined in the Credit Agreement.

                (a) The individuals executing this Certificate on behalf of the undersigned are the duly elected, qualified and acting [Title] of the Ultimate Parent and [Title] of the Borrower, respectively.

                (b) Such individuals have reviewed the terms of the Credit Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and financial condition of the Ultimate Parent, the Borrower and the other Subsidiaries of the Ultimate Parent during the accounting period covered by the attached financial statements and through the date of this Certificate.

                (c) The examination described in paragraph (b) did not disclose and such individuals have no knowledge of the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below] (see the schedules attached hereto for further detail).

        Described below (or in a separate schedule to this Certificate) are the exceptions, if any, to paragraph (c), listing, in detail, the nature of the condition or event, the period during which such condition or event has existed and the action which the Ultimate Parent and the Borrower have taken, are taking, or propose to take with respect to each such condition or event.

        The foregoing certifications, together with the computations set forth in the schedules attached hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ________ day of [Month], [Year] pursuant to Section 7.02(a) of the Credit Agreement.

        The Administrative Agent, by acceptance of this Certificate, acknowledges that the undersigned have caused this Certificate to be delivered solely to satisfy their respective obligations under the Credit Agreement and that no personal liability will attach to the undersigned as a result of any statement contained herein.

                                              NEXSTAR BROADCASTING GROUP, L.L.C.


                                              By:
                                                 -------------------------------
                                                     Title:


                                              NEXSTAR FINANCE, L.L.C.


                                              By:
                                                 -------------------------------
                                                     Title:

                                 SCHEDULE NO. 1
                            To Compliance Certificate

               (This Schedule is as of ______________ and pertains to the period from ___________ to ______________ (the "Measurement Period"))

               Consolidated Total Leverage Ratio (Section 8.09(a))

1.      CONSOLIDATED TOTAL DEBT:

        A.      Indebtedness of the Ultimate Parent, Borrower and its
                Subsidiaries determined on a consolidated basis in accordance with GAAP as set forth below:

                (i)     All indebtedness for borrowed money                       $____________

                (ii)    All obligations issued, undertaken or assumed as the
                        deferred purchase price of property or services (other
                        than (a) trade payables entered into in the ordinary
                        course of business pursuant to ordinary terms and (b)
                        ordinary course purchase price adjustments)               $____________

                (iii)   All reimbursement or payment obligations with respect to
                        letters of credit or non-contingent reimbursement or
                        payment obligations with respect to bankers acceptances,
                        surety bonds and similar documents                        $____________

                (iv)    All obligations evidenced by notes, bonds, debentures or
                        similar instruments, including obligations so evidenced
                        incurred in connection with the acquisition of property,
                        assets or businesses                                      $____________

                (v)     All indebtedness created or arising under any
                        conditional sale or other title retention agreement or
                        sales of accounts receivable, in any such case with
                        respect to property acquired by the Borrower and/or any
                        of its Subsidiaries (even though the rights and remedies
                        of the seller or bank under such agreement in the event
                        of default are limited to repossession or sale of such
                        property)                                                 $____________

                (vi)    All Capital Lease Obligations                             $____________

                (vii)   All net obligations with respect to Interest Rate
                        Protection Agreements                                     $____________

                (viii)  Disqualified Stock                                        $____________

                (ix)    All indebtedness referred to in items (i) through (viii)
                        above secured by (or for which the holder of such
                        Indebtedness has an existing right, contingent or
                        otherwise, to be secured by) any Lien upon or in
                        property (including accounts and contracts rights) owned
                        by the Borrower or any of its Subsidiaries, even though
                        the Borrower or any such Subsidiary has not assumed or
                        become liable for the payment of such Indebtedness (in
                        which event the amount thereof shall not be deemed to
                        exceed the fair value of such property)                   $____________

                (x)     All Guaranty Obligations in respect of obligations of
                        the kinds referred to in items (i) through (ix) above     $____________

                Indebtedness (Add Items (i) through (x))                          $____________

        B.      Exclusions

                (i)     The lesser of (a) the cash on hand of the Borrower and
                        its Subsidiaries (exclusive of any Acquisition Set-Aside
                        Amount) and (b) $15,000,000                               $____________

                (ii)    Indebtedness that matures after the latest maturity date
                        of the Loans and is subject to payment-in-kind interest
                        payment, but only for so long as such interest payments
                        are payment-in-kind                                       $____________

                (iii)   Indebtedness evidenced by Borrower Subordinated
                        Convertible Promissory Notes                              $____________

                Sum of Exclusions (Sum of Items (i) through (iii))                $____________

        C.      Any addition to Indebtedness required by clause (2)(ii) of the
                definition of "Consolidated Operating Cash Flow"                  $____________

        Consolidated Total Debt
        (excess of Item A over Item B plus C)                                     $____________

2.      CONSOLIDATED OPERATING CASH FLOW:

        A.      Inclusions

                (i)     Consolidated Net Income

                        Inclusions in Consolidated Net Income

                        (a)     Net income (or loss) of the Borrower and its
                                Subsidiaries determined on a consolidated basis
                                for such period determined in conformity with
                                GAAP                                              $____________

                        Exclusions from Consolidated Net Income

                        (b)     All excluded income (or losses) as described in
                                subsections (i) through (v) of the definition of
                                "Consolidated Net Income" set forth in the
                                Credit Agreement                                  $____________

                Consolidated Net Income (excess of Item (a) over Item (b))        $____________

                (ii)    To the extent deducted in calculating Consolidated Net
                        Income in item (i) above, the sum of the following, without duplication:

                        (a)     Consolidated Depreciation Expense                 $____________

                        (b)     Consolidated Amortization Expense                 $____________

                        (c)     Consolidated Interest Expense                     $____________

                        (d)     Income tax expense of the Borrower and its
                                Subsidiaries (other than any such expense with
                                respect to extraordinary gains)                   $____________

                        (e)     Recurring and non-recurring non-cash losses and
                                expenses (determined on a consolidated basis)     $____________

                        (Sum    of Items (a) through (e))                         $____________

                Inclusions (Sum of Items (i) and (ii))                            $____________

        B.      Exclusions

                (i)     The sum of the following

                        (a)     Film Cash Payments becoming due and payable
                                during such period                                $____________

                        (b)     Non-cash revenues, to the extent included in
                                calculating Consolidated Net Income in Item A(i)
                                above                                             $____________

                        Exclusions (Sum of Items (a) and (b))                     $____________

        C.      Network compensation adjustment (i.e., increase (or decrease) in
                Consolidated Net Income resulting from inclusion in Consolidated
                Net Income of payments under Network Affiliation Agreements actually received or currently receivable regardless of the GAAP
                treatment thereof)                                                $____________

        D.      Increase (or decrease) in Consolidated Operating Cash Flow resulting from adjustments set forth on Schedule 1.01(B) to the
                Credit Agreement                                                  $____________

        E.      Consolidated Operating Cash Flow prior to Pro Forma Adjustments relating to Dispositions, Acquisitions and Pending Acquisitions
                (Sum of Items A through D) (to be used for Consolidated Fixed
                Charge Coverage Ratio and Consolidated Interest Coverage Ratio)   $____________

        F. Adjustments, if applicable, made on a Pro Forma Basis to give effect to the following, each as determined on a consolidated basis in accordance with GAAP after eliminating all intercompany items:

                (i)     Any sale or disposition of any Station as if the same
                        had been consummated or became effective on the first
                        day of the Measurement Period                             $____________

                (ii)    Any Acquisition as if the same had been consummated or
                        became effective on the first day of the Measurement
                        Period (including adjustments for anticipated changes in
                        network compensation for such period to be effected
                        within 120 days after any such Acquisition, commissions
                        for national representatives and other items of revenue
                        or expenses (including as the result of a reduction in
                        the number of employees within 120 days after the date
                        of any such acquisition), in each case satisfactory to
                        the Administrative Agent) and adjustments with respect
                        to any Pending Acquisition as described in subsection 2
                        of the proviso of the definition of "Consolidated
                        Operating Cash Flow" in Article I of the Credit
                        Agreement                                                 $____________

                Adjustments (Sum of Items (i) and (ii))                           $____________

        Consolidated Operating Cash Flow (Item E +/- Item F)                      $____________

3.      Consolidated Total Leverage Ratio (Ratio of Item 1 to Item 2)               ______:1.00

4.      Maximum Consolidated Total Leverage Ratio permitted by Section 8.09(a)
        of the Credit Agreement during the period                                   ______:1.00

        Compliance: yes ______ no ______

                                 SCHEDULE NO. 2
                            To Compliance Certificate

               (This Schedule is as of ______________ and pertains
                to the period from ___________ to ______________)

              Consolidated Senior Leverage Ratio (Section 8.09(b))

                A.      Consolidated Total Debt (determined in accordance with
                        Item 1 of Schedule 1:                                     $____________

                B.      Additional Exclusions

                        (i)     Permitted Borrower Subordinated Indebtedness      $____________

                        (ii)    Permitted Seller Subordinated Indebtedness
                                (including any Permitted Seller Subordinated
                                Indebtedness incurred by Mission Entities in
                                accordance with the Mission Credit Agreement)     $____________

                        Exclusions (Sum of Items (i) and (ii))                    $____________

                Consolidated Total Senior Debt (excess of Item A over Item B)     $____________

2.      Consolidated Operating Cash Flow (determined in accordance with Item 2
        of Schedule No. 1):                                                       $____________

3.      Consolidated Senior Leverage Ratio (Ratio of Item 1 to Item 2)               _____:1.00

4.      Maximum Consolidated Senior Leverage Ratio permitted by Section 8.09(b)
        of the Credit Agreement during the period                                    _____:1.00

        Compliance: yes ______ no _______

                                 SCHEDULE NO. 3
                            To Compliance Certificate

               (This Schedule is as of ______________ and pertains to the period from ___________ to ______________(the "Measurement Period"))

             Consolidated Interest Coverage Ratio (Section 8.09(c))

1.      Consolidated Operating Cash Flow prior to Pro Forma Adjustments relating to Dispositions, Acquisitions and Pending Acquisitions (determined in
        accordance with Items 2A through 2E of Schedule No. 1):                   $____________

2.      Consolidated Cash Interest Expense of the Borrower and its Subsidiaries:

        A.      Interest Expense of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP for the
                Measurement Period including, without duplication, total
                interest expense for such period (including interest
                attributable to Capital Leases) with respect to all outstanding
                Indebtedness of the Borrower and its Subsidiaries, capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers'
                acceptance financing, as such amount may be increased or
                decreased by the net income (or loss) from Interest Rate
                Protection Agreements of the Borrower, the Ultimate Parent and
                its Subsidiaries for the Measurement Period                       $____________

        B.      Exclusions:

                (i)     Interest expense with respect to Indebtedness described
                        in Section 8.05(i) of the Credit Agreement                $____________

                (ii)    interest expense to the extent not payable in cash
                        (e.g., interest or dividends on securities which must
                        (or may, at the election of the Borrower or any of its
                        Subsidiaries) be paid in additional securities, imputed
                        interest, amortization of original issue discount and/or
                        by an addition to the accreted value thereof, or
                        non-cash accounting adjustments relating to derivatives
                        transactions or contracts) during the Measurement Period  $____________

                (iii)   amortization of discount                                  $____________

                (iv)    deferred financing costs                                  $____________

                Exclusions (Item (i))                                             $____________

        Consolidated Cash Interest Expense of the Borrower and its Subsidiaries
        (excess of Item (A) over Item (B))                                        $____________

3.      Consolidated Interest Coverage Ratio [Ratio of Item 1 to Item 2]             _____:1.00

4.      Minimum Consolidated Interest Coverage Ratio permitted by Section
        8.09(c) of the Credit Agreement during the period                            _____:1.00

        Compliance: yes ______ no _______


                                 SCHEDULE NO. 4
                            To Compliance Certificate

               (This Schedule is as of ______________ and pertains period from ___________ to ______________ (the "Measurement Period"))

           Consolidated Fixed Charge Coverage Ratio (Section 8.09(d))

1.      Consolidated Operating Cash Flow prior to Pro Forma Adjustments relating to Dispositions, Acquisitions and Pending Acquisitions (determined in
        accordance with Items 2A through 2E of Schedule No. 1):                   $____________

2.      Consolidated Cash Interest Expense of the Ultimate Parent and its
        Subsidiaries                                                              $____________

        A.      Interest Expense of the Ultimate Parent and its Subsidiaries
                determined on a consolidated basis in accordance with GAAP for the Measurement Period including, without duplication, total interest expense for such period (including interest
                attributable to Capital Leases) with respect to all outstanding
                Indebtedness of the Ultimate Parent and its Subsidiaries,
                capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, as such amount may be increased or decreased by the net income (or loss) from Interest Rate
                Protection Agreements of the Ultimate Parent and its
                Subsidiaries for the Measurement Period                           $____________

        B.      Exclusions:

                (i)     interest expense to the extent not payable in cash
                        (e.g., interest or dividends on securities which must
                        (or may, at the election of the Ultimate Parent or any
                        of its Subsidiaries) be paid in additional securities,
                        imputed interest, amortization of original issue
                        discount and/or by an addition to the accreted value
                        thereof, or non-cash accounting adjustments relating to
                        derivatives transactions or contracts) during the
                        Measurement Period                                        $____________

                (ii)    amortization of discount                                  $____________

                (iii)   deferred financing costs                                  $____________

                Exclusions (Item (i) + (ii) +(iii))                               $____________

3.      All scheduled principal payments on Indebtedness of the Ultimate Parent and its Subsidiaries on a consolidated basis (excluding scheduled payments on Permitted Holdings Unsecured Indebtedness and the payment of
        principal of the Loans due on their respective Maturity Dates):           $____________

4.      Capital Expenditures of the Ultimate Parent and its Subsidiaries          $____________

5.      Accrued cash income tax expense for the Ultimate Parent and its
        Subsidiaries (other than any such expense paid or payable during such
        period with respect to extraordinary gains) on a consolidated basis:      $____________

6.      The amount of cash Dividends paid by the Ultimate Parent and its
        Subsidiaries on a consolidated basis in respect of Permitted Parent
        Preferred Equity                                                          $____________

7.      Restricted Payments made to Persons that are not Nexstar Entities under
        Section 8.10(d) (excluding payments made pursuant to Section
        8.10(d)(ii), Section 8.10(e) and Section 8.10(k) of the Credit Agreement  $____________

8.      Consolidated Fixed Charge Coverage Ratio                                     _____:1.00
        [Ratio of Item 1 to (Item 2 + Item 3 + Item 4 + Item 5 + Item 6 + Item
        7)]

9.      Minimum Consolidated Fixed Charge Coverage Ratio permitted by Section
        8.09(d) of the Credit Agreement during the period                            _____:1.00

        Compliance: yes ______ no ______

                                 SCHEDULE NO. 5
                            To Compliance Certificate

               (This Schedule is as of ______________ and pertains to the Fiscal Year ending or ended on ___________ (the "Current Fiscal Year"))

                     Capital Expenditures (Section 8.09(e))

        Maximum Capital Expenditures for Current Fiscal Year:

        A.      Maximum permitted Capital Expenditures of the Parent Guarantors, the Borrower and their its Subsidiaries, determined on a
                consolidated basis in accordance with GAAP (with Mission being deemed a Subsidiary of the Borrower for purposes hereof), for the Current Fiscal Year, as specified in Section 8.09(e) of the
                Credit Agreement:                                                 $   9,000,000

        B.      Adjustments

                (i)     Excess, if any, of (a) maximum permitted Capital
                        Expenditures for the prior Fiscal Year (before giving
                        effect to any increase in such permitted expenditure
                        amount pursuant to (ii) below) over (b) Capital
                        Expenditures made during such prior Fiscal Year:          $____________

                (ii)    Amount equal to that portion of the proceeds of any
                        Recovery Event not required to be applied to prepay
                        Loans pursuant to Section 2.07(c) of Credit Agreement     $____________

                (iii)   $750,000 for each Station Acquired during the Current
                        Fiscal Year                                               $____________

                (iv)    $750,000 for each Station (other than the Acquired
                        Properties) Acquired after the Effective Date and prior
                        to the Current Fiscal Year                                $____________

                        Sum of Adjustments (Sum of Item (i) through (iv))

        C.      Non-cash payments and payments made or accrued with respect to
                Film Obligations and Consolidation Expenses                       $____________

        Maximum Capital Expenditures for Current Fiscal Year (Item A + Item B -
        Item C)                                                                   $____________

        Aggregate Capital Expenditures made during Current Fiscal Year through
        last day of Measurement Period                                            $____________

        Compliance: yes ______ no _______

                                 SCHEDULE NO. 6
                            To Compliance Certificate

               (This Schedule is as of ______________ and pertains to the Fiscal Year ending or ended on ___________ (the "Current Fiscal Year"))

                      Film Cash Payments (Section 8.09(f))

        Maximum Film Cash Payments for Current Fiscal Year:

        A.      Maximum permitted Film Cash Payments (i.e., payments in respect of obligations for the purchase, use, license or acquisition of programs, programming materials, films and similar assets, but excluding amounts applied to the prepayment of such obligations under any contract evidencing such obligations in which the amount owed thereunder exceeds the remaining value of such contract) of the Ultimate Parent, the Borrower and their
                Subsidiaries, determined on a consolidated basis in accordance with GAAP (with Mission being deemed a Subsidiary of the
                Borrower for purposes hereof), for the Current Fiscal Year, as
                specified in Section 8.09(f) of the Credit Agreement:             $  11,000,000

        B.      Adjustments

                (i)     $750,000 for each Station Acquired during the Current
                        Fiscal Year                                               $____________

                (ii)    $750,000 for each Station (other than the Acquired
                        Properties) Acquired after the Effective Date and prior
                        to the Current Fiscal Year thereafter                     $____________

                Sum of Adjustments (Sum of Item (i) and Item (ii))                $____________

        Maximum Film Cash Payments for current Fiscal Year
        (Item A + Item B)                                                         $____________

        Aggregate Film Cash Payments made during Current Fiscal Year through
        last day of Measurement Period                                            $____________

        Compliance: yes ______ no _______

                                                                     EXHIBIT E-1

            FORM OF CONFIRMATION AGREEMENT FOR THE SECURITY AGREEMENT

        THIS CONFIRMATION AGREEMENT (this "Agreement") is dated as of February 13, 2003 by the undersigned (collectively, the "Credit Parties"), for the benefit of the Banks as that term is defined in the Second Amended and Restated Credit Agreement dated as of February 13, 2003 among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent for the Banks, and Bear Stearns Corporate Lending Inc., as Syndication Agent (as amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

        The Borrower, the Ultimate Parent, the Administrative Agent and the Banks party thereto have entered into a Second Amended and Restated Credit Agreement, dated February 13, 2003, as amended from time to time.

        The parties now seek to clarify certain terms contained in each of the Loan Documents;

        NOW, THEREFORE, for valuable consideration hereby acknowledged, each of the Credit Parties agrees, ratifies and confirms that each of the Loan Documents described on Exhibit 1 hereto and attached hereto as Exhibit 2, as amended by all amendments, modifications and supplements thereto to which it is a party remains in full force and effect, and is a valid, binding and enforceable obligation of such Credit Party, unchanged, except to the extent amended hereby, or amended and restated by the agreements described on Exhibit 1 hereto and attached hereto as Exhibit 2, that any of the Obligations or Obligation (as such term is defined in the Loan Documents, either in its plural or singular form) or other obligations secured by assets of, or guaranteed by, the Credit Parties pursuant to the Loan Documents shall include the Obligations as that term is defined in the Credit Agreement. Each of the Credit Parties agrees that it shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may deem necessary or appropriate in connection with this Agreement.

        The Credit Parties each agree that this Agreement and each of the documents described on Exhibit 1 hereto and attached hereto as Exhibit 2 is a Loan Document within the definition thereof in the Credit Agreement and the other Loan Documents.

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

        IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                         CREDIT PARTIES:

                                         NEXSTAR FINANCE, L.L.C.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                      NEXSTAR BROADCASTING GROUP, L.L.C.
                                      NEXSTAR BROADCASTING OF NORTHEASTERN
                                       PENNSYLVANIA, INC. (F/K/A NEXSTAR
                                       BROADCASTING OF NORTHEASTERN
                                       PENNSYLVANIA LP, INC.)
                                      NEXSTAR BROADCASTING OF JOPLIN, INC.
                                       (F/K/A NEXSTAR BROADCASTING OF JOPLIN
                                       LP, INC.)
                                      NEXSTAR BROADCASTING OF ERIE, INC. (F/K/A
                                       NEXSTAR BROADCASTING OF ERIE LP, INC.)
                                      KBTV BROADCASTING INC. (F/K/A NEXSTAR
                                       BROADCASTING OF BEAUMONT/PORT
                                       ARTHUR, INC.)
                                      KFDX BROADCASTING INC. (F/K/A NEXSTAR
                                       BROADCASTING OF WICHITA FALLS, INC.)
                                      NEXSTAR BROADCASTING OF ROCHESTER, INC.
                                      KTAB BROADCASTING INC. (F/K/A NEXSTAR
                                       BROADCASTING OF ABILENE, INC.)
                                      ERC HOLDINGS, INC.
                                      NEXSTAR MIDWEST HOLDINGS, INC.
                                      NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                                      NEXSTAR BROADCASTING OF PEORIA, INC.
                                      KMID BROADCASTING INC. (F/K/A NEXSTAR
                                       BROADCASTING OF MIDLAND-ODESSA, INC.)
                                      KTAL BROADCASTING INC. (F/K/A NEXSTAR
                                       BROADCASTING OF LOUISIANA, INC.)
                                      NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                       (F/K/A NEXSTAR FINANCE HOLDINGS, L.L.C.)
                                      NEXSTAR FINANCE HOLDINGS, L.L.C. (F/K/A
                                       NBG, L.L.C.)
                                      NEXSTAR FINANCE HOLDINGS, INC.
                                      NEXSTAR ALABAMA HOLDINGS, INC.
                                      NEXSTAR ARKANSAS HOLDINGS, INC.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                       NEXSTAR BROADCASTING OF ABILENE, L.L.C.
                                       NEXSTAR BROADCASTING OF BEAUMONT/
                                         PORT ARTHUR, L.L.C.
                                       NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
                                       ENTERTAINMENT REALTY CORPORATION
                                       NEXSTAR BROADCASTING OF ERIE, L.L.C.
                                       NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
                                       NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
                                       NEXSTAR BROADCASTING OF MIDLAND-ODESSA,
                                        L.L.C.
                                       NEXSTAR BROADCASTING OF THE MIDWEST, INC.
                                       NEXSTAR BROADCASTING OF NORTHEASTERN
                                        PENNSYLVANIA, L.L.C.
                                       NEXSTAR FINANCE, INC.
                                       NEXSTAR BROADCASTING OF PEORIA, L.L.C.
                                       NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
                                       NEXSTAR BROADCASTING OF WICHITA FALLS,
                                        L.L.C.
                                       NEXSTAR MANAGEMENT, INC. (F/K/A NEXSTAR
                                        BROADCASTING GROUP, INC.)
                                       NEXSTAR ALABAMA ACQUISITION, INC.
                                       NEXSTAR ARKANSAS ACQUISITION, INC.

                                       By:
                                              ----------------------------------
                                       Title:
                                              ----------------------------------
                                              of each of the above-named
                                              entities

                                    EXHIBIT 1

The following are the Loan Documents, as amended and restated or otherwise modified from time to time:

1. Security Agreement, dated as of January 12, 2001, made by each of the Nexstar Entities in favor of Bank of America, N.A., as Collateral Agent

                                    EXHIBIT 2

                                                                     EXHIBIT E-2

                  FORM OF CONFIRMATION AGREEMENT FOR THE PLEDGE
                             AND SECURITY AGREEMENT

        THIS CONFIRMATION AGREEMENT (this "Agreement") is dated as of February 13, 2003 by the undersigned (collectively, the "Credit Parties"), for the benefit of the Banks as that term is defined in the Second Amended and Restated Credit Agreement dated as of February 13, 2003 among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent for the Banks, and Bear Stearns Corporate Lending Inc., as Syndication Agent (as amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

        The Borrower, the Ultimate Parent, the Administrative Agent and the Banks party thereto have entered into a Second Amended and Restated Credit Agreement, dated February 13, 2003, as amended from time to time.

        The parties now seek to clarify certain terms contained in each of the Loan Documents;

        NOW, THEREFORE, for valuable consideration hereby acknowledged, each of the Credit Parties agrees, ratifies and confirms that each of the Loan Documents described on Exhibit 1 hereto and attached hereto as Exhibit 2, as amended by all amendments, modifications and supplements thereto to which it is a party remains in full force and effect, and is a valid, binding and enforceable obligation of such Credit Party, unchanged, except to the extent amended hereby, or amended and restated by the agreements described on Exhibit 1 hereto and attached hereto as Exhibit 2, that any of the Obligations or Obligation (as such term is defined in the Loan Documents, either in its plural or singular form) or other obligations secured by assets of, or guaranteed by, the Credit Parties pursuant to the Loan Documents shall include the Obligations as that term is defined in the Credit Agreement. Each of the Credit Parties agrees that it shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may deem necessary or appropriate in connection with this Agreement.

        The Credit Parties each agree that this Agreement and each of the documents described on Exhibit 1 hereto and attached hereto as Exhibit 2 is a Loan Document within the definition thereof in the Credit Agreement and the other Loan Documents.

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

        IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                            CREDIT PARTIES:

                                            NEXSTAR FINANCE, L.L.C.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            NEXSTAR BROADCASTING GROUP, L.L.C.
                                            NEXSTAR BROADCASTING OF NORTHEASTERN
                                             PENNSYLVANIA, INC. (F/K/A NEXSTAR
                                             BROADCASTING OF NORTHEASTERN
                                             PENNSYLVANIA LP, INC.)
                                            NEXSTAR BROADCASTING OF JOPLIN,
                                             INC. (F/K/A NEXSTAR BROADCASTING
                                             OF JOPLIN LP, INC.)
                                            NEXSTAR BROADCASTING OF ERIE, INC.
                                             (F/K/A NEXSTAR BROADCASTING OF
                                             ERIE LP, INC.)
                                            KBTV BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF
                                             BEAUMONT/PORT ARTHUR, INC.)
                                            KFDX BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF WICHITA
                                             FALLS, INC.)
                                            NEXSTAR BROADCASTING OF ROCHESTER,
                                             INC.
                                            KTAB BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF ABILENE,
                                             INC.)
                                            ERC HOLDINGS, INC.
                                            NEXSTAR MIDWEST HOLDINGS, INC.
                                            NEXSTAR BROADCASTING OF CHAMPAIGN,
                                             INC.
                                            NEXSTAR BROADCASTING OF PEORIA, INC.
                                            KMID BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF
                                             MIDLAND-ODESSA, INC.)
                                            KTAL BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF LOUISIANA,
                                             INC.)
                                            NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                             (F/K/A NEXSTAR FINANCE HOLDINGS,
                                             L.L.C.)
                                            NEXSTAR FINANCE HOLDINGS, L.L.C.
                                             (F/K/A NBG, L.L.C.)
                                            NEXSTAR FINANCE HOLDINGS, INC.
                                            NEXSTAR ALABAMA HOLDINGS, INC.
                                            NEXSTAR ARKANSAS HOLDINGS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            NEXSTAR BROADCASTING OF ABILENE,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF BEAUMONT/
                                             PORT ARTHUR, L.L.C.
                                            NEXSTAR BROADCASTING OF CHAMPAIGN,
                                             L.L.C.
                                            ENTERTAINMENT REALTY CORPORATION
                                            NEXSTAR BROADCASTING OF ERIE, L.L.C.
                                            NEXSTAR BROADCASTING OF JOPLIN,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF LOUISIANA,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF
                                             MIDLAND-ODESSA, L.L.C.
                                            NEXSTAR BROADCASTING OF THE MIDWEST,
                                             INC.
                                            NEXSTAR BROADCASTING OF NORTHEASTERN
                                             PENNSYLVANIA, L.L.C.
                                            NEXSTAR FINANCE, INC.
                                            NEXSTAR BROADCASTING OF PEORIA,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF ROCHESTER,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF WICHITA
                                             FALLS, L.L.C.
                                            NEXSTAR MANAGEMENT, INC. (F/K/A
                                             NEXSTAR BROADCASTING GROUP, INC.)
                                            NEXSTAR ALABAMA ACQUISITION, INC.
                                            NEXSTAR ARKANSAS ACQUISITION, INC.

                                            By:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------
                                                   of each of the above-named
                                                   entities

                                    EXHIBIT 1

The following are the Loan Documents, as amended and restated or otherwise modified from time to time:

1. Pledge and Security Agreement, dated as of January 12, 2001, made by each of the Nexstar Entities in favor of Bank of America, N.A., as Collateral Agent

                                    EXHIBIT 2

                                                                     EXHIBIT E-3

           FORM OF CONFIRMATION AGREEMENT FOR THE GUARANTY AGREEMENTS

        THIS CONFIRMATION AGREEMENT (this "Agreement") is dated as of February 13, 2003 by the undersigned (collectively, the "Credit Parties"), for the benefit of the Banks as that term is defined in the Second Amended and Restated Credit Agreement dated as of February 13, 2003 among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent for the Banks, and Bear Stearns Corporate Lending Inc., as Syndication Agent (as amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Credit Agreement.

                                   WITNESSETH:

        The Borrower, the Ultimate Parent, the Administrative Agent and the Banks party thereto have entered into a Second Amended and Restated Credit Agreement, dated February 13, 2003, as amended from time to time.

        The parties now seek to clarify certain terms contained in each of the Loan Documents;

        NOW, THEREFORE, for valuable consideration hereby acknowledged, each of the Credit Parties agrees, ratifies and confirms that each of the Loan Documents described on Exhibit 1 hereto and attached hereto as Exhibit 2, as amended by all amendments, modifications and supplements thereto to which it is a party remains in full force and effect, and is a valid, binding and enforceable obligation of such Credit Party, unchanged, except to the extent amended hereby, or amended and restated by the agreements described on Exhibit 1 hereto and attached hereto as Exhibit 2, that any of the Obligations or Obligation (as such term is defined in the Loan Documents, either in its plural or singular form) or other obligations secured by assets of, or guaranteed by, the Credit Parties pursuant to the Loan Documents shall include the Obligations as that term is defined in the Credit Agreement. Each of the Credit Parties agrees that it shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent may deem necessary or appropriate in connection with this Agreement.

        The Credit Parties each agree that this Agreement and each of the documents described on Exhibit 1 hereto and attached hereto as Exhibit 2 is a Loan Document within the definition thereof in the Credit Agreement and the other Loan Documents.

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

        IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

                                            CREDIT PARTIES:

                                            NEXSTAR FINANCE, L.L.C.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            NEXSTAR BROADCASTING GROUP, L.L.C.
                                            NEXSTAR BROADCASTING OF NORTHEASTERN
                                             PENNSYLVANIA, INC. (F/K/A NEXSTAR
                                             BROADCASTING OF NORTHEASTERN
                                             PENNSYLVANIA LP, INC.)
                                            NEXSTAR BROADCASTING OF JOPLIN, INC.
                                             (F/K/A NEXSTAR BROADCASTING OF
                                             JOPLIN LP, INC.)
                                            NEXSTAR BROADCASTING OF ERIE, INC.
                                             (F/K/A NEXSTAR BROADCASTING OF ERIE
                                             LP, INC.)
                                            KBTV BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF
                                             BEAUMONT/PORT ARTHUR, INC.)
                                            KFDX BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF WICHITA
                                             FALLS, INC.)
                                            NEXSTAR BROADCASTING OF ROCHESTER,
                                             INC.
                                            KTAB BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF ABILENE,
                                             INC.)
                                            ERC HOLDINGS, INC.
                                            NEXSTAR MIDWEST HOLDINGS, INC.
                                            NEXSTAR BROADCASTING OF CHAMPAIGN,
                                             INC.
                                            NEXSTAR BROADCASTING OF PEORIA, INC.
                                            KMID BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF
                                             MIDLAND-ODESSA, INC.)
                                            KTAL BROADCASTING INC. (F/K/A
                                             NEXSTAR BROADCASTING OF LOUISIANA,
                                             INC.)
                                            NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                             (F/K/A NEXSTAR FINANCE HOLDINGS,
                                             L.L.C.)
                                            NEXSTAR FINANCE HOLDINGS, L.L.C.
                                             (F/K/A NBG, L.L.C.)
                                            NEXSTAR FINANCE HOLDINGS, INC.
                                            NEXSTAR ALABAMA HOLDINGS, INC.
                                            NEXSTAR ARKANSAS HOLDINGS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            NEXSTAR BROADCASTING OF ABILENE,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF BEAUMONT/
                                             PORT ARTHUR, L.L.C.
                                            NEXSTAR BROADCASTING OF CHAMPAIGN,
                                             L.L.C.
                                            ENTERTAINMENT REALTY CORPORATION
                                            NEXSTAR BROADCASTING OF ERIE, L.L.C.
                                            NEXSTAR BROADCASTING OF JOPLIN,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF LOUISIANA,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF
                                             MIDLAND-ODESSA, L.L.C.
                                            NEXSTAR BROADCASTING OF THE MIDWEST,
                                             INC.
                                            NEXSTAR BROADCASTING OF NORTHEASTERN
                                             PENNSYLVANIA, L.L.C.
                                            NEXSTAR FINANCE, INC.
                                            NEXSTAR BROADCASTING OF PEORIA,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF ROCHESTER,
                                             L.L.C.
                                            NEXSTAR BROADCASTING OF WICHITA
                                             FALLS, L.L.C.
                                            NEXSTAR MANAGEMENT, INC. (F/K/A
                                             NEXSTAR BROADCASTING GROUP, INC.)
                                            NEXSTAR ALABAMA ACQUISITION, INC.
                                            NEXSTAR ARKANSAS ACQUISITION, INC.

                                            By:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------
                                                  of each of the above-named
                                                  entities

                                    EXHIBIT 1

The following are the Loan Documents, as amended and restated or otherwise modified from time to time:

1. Guaranty Agreement, dated as of January 12, 2001, executed by the Ultimate Parent and Nexstar Finance Holdings, L.L.C.

2. Guaranty Agreement, dated as of January 12, 2001, executed by the Direct Subsidiaries of the Ultimate Parent

3. Guaranty Agreement, dated as of January 12, 2001, executed by Nexstar Finance Holdings, Inc.

4. Guaranty Agreement, dated as of January 12, 2001, executed by Subsidiary Guarantors

5. Guaranty Agreement, dated as of January 12, 2001, executed by Nexstar Entities of Bastet/Mission Obligations

                                    EXHIBIT 2

                                                                     EXHIBIT F-1

                   GLOBAL ASSIGNMENT AND ACCEPTANCE (NEXSTAR)

        Reference is made to the Amended and Restated Credit Agreement, dated as of June 14, 2001 (as amended by the First Amendment to Amended and Restated Credit Agreement and Limited Consent dated as of November 14, 2001 and by that Second Amendment to Credit Agreement, Limited Consent and Limited Waiver dated as of June 4, 2002, and amended and restated as described below, the "Credit Agreement"), among Nexstar Finance, L.L.C., Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), the subsidiaries of the Ultimate Parent parties thereto, the several banks parties thereto, Bank of America, N.A., as Administrative Agent, Barclays Bank PLC, as syndication agent, and First Union National Bank, as documentation agent, which Credit Agreement as in effect prior to the Transfer Effective Date (as defined below) will be amended and restated concurrently with this Global Assignment becoming effective on the Transfer Effective Date to, among other things, (i) delete the senior secured term A loan facility (the "Term A Loan Facility" and the term loan made thereunder, the "Term A Loans"), (ii) decrease the Revolving Commitment, (iii) increase the senior secured term B loan facility (the "Term B Loan Facility" and the term loans made thereunder, the "Term B Loans") and (ii) exchange certain existing Commitments and outstanding Loans. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        The undersigned Banks, in their respective capacities as assignors of the percentage or dollar amount of Term B Commitments and Revolving Commitments, together with the corresponding percentage of outstanding Term B Loans and Revolving Loans owned by such assignors (the "Assigned Interests"), reflected by the reductions in such interests owned by such assignors prior to such assignments in Schedule 1 (in such capacities, the "Assignors") and the undersigned Banks and other financial institutions, in their respective capacities as assignees of such Assigned Interests as reflected by the increases in such interests owned by such assignees in Schedule 1 (in such capacities, the "Assignee ") agree as follows:

        1. In accordance with Section 11.07 of the Credit Agreement, each Assignor hereby irrevocably sells and assigns to the Assignees, without recourse to such Assignor, and each of the Assignees hereby irrevocably purchases and assumes from the Assignors, without recourse to the Assignors, as of February 13, 2003 (the "Transfer Effective Date"), the portion of the Assigned Interests owned by such Assignor such that the interests owned by such Assignor and the Assignees after such transfer and exchange of Commitments and Loans referred to in the first paragraph hereof are as reflected in Schedule 1.

        2. No Assignor (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any other Credit Party or the performance or observance by the Borrower or any other Credit Party of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

        3. Each Assignee (a) represents and warrants that it is legally authorized to enter into this Global Assignment and Acceptance; (b) confirms that, if it is not prior to the Transfer Effective Date a party to the Credit Agreement, it has received a copy of the Credit Agreement, together with copies of such financial statements of the Borrower and the other Credit Parties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Global Assignment and Acceptance and to become thereby a party to the Credit Agreement; (c) agrees that it will, independently and without reliance upon any Assignor, the Administrative Agent or any other Bank and based on such financial statements, documents and information as it shall deem appropriate at the time, make and continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank, and, if it is a Bank which is organized under the laws of a jurisdiction outside of the United States, its obligations pursuant to
Section 4.01(f) of the Credit Agreement.

        4. Following the execution of this Global Assignment and Acceptance, it will be accepted by the Administrative Agent pursuant to Section
11.07 of the Credit Agreement, and it shall be effective as of the Transfer Effective Date.

        5. From and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assignees, whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignors and the Assignees shall make all appropriate adjustments through the Administrative Agent for payments by the Administrative Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment.

        6. From and after the Transfer Effective Date, (a) each of the Assignees that is not prior to the Transfer Effective Date a party to the Credit Agreement shall become a party thereto and, to the extent provided in this Global Assignment and Acceptance, have the rights and obligations of a Bank thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) each of the Assignors shall, to the extent of its assignment pursuant to this Global Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of the indemnities provided under the Credit Agreement.

        7. THIS GLOBAL ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

        8. This Global Assignment and Acceptance may be executed by one or more of the parties to this Global Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Global Assignment and Acceptance to be executed as of the dates indicated below by the signatures of their respective duly authorized officers.

ASSIGNORS:

BANK OF AMERICA, N.A.

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

CIBC INC.

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

U.S. BANK NATIONAL ASSOCIATION
(SUCCESSOR BY MERGER TO
FIRSTAR BANK, N.A.)

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

WACHOVIA BANK, NATIONAL ASSOCIATION
(SUCCESSOR BY MERGER TO FIRST UNION
NATIONAL BANK)

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

BARCLAYS BANK PLC

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

ELC (Cayman) Ltd. 1999-II
ELC (Cayman) Ltd. 1999-III
ELC (Cayman) Ltd. 2000-I
APEX (IDM) CDO I, Ltd.
TRYON CLO Ltd. 2000-I

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

By:      ING Capital Advisors LLC.
         as Collateral Manager

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------


COPERNICUS CDO EURO-I BV

By:      ING Capital Advisors LLC.
         as Collateral Manager

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

BALANCED HIGH YIELD FUND II, LTD.

By:      ING Capital Advisors LLC.
         as Asset Manager

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

SEQUILS-ING I (HBDGM), LTD.

By:      ING Capital Advisors LLC.
         as Collateral Manager

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

CARLYLE HIGH YIELD PARTNERS III, LTD.

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

SENIOR DEBT PORTFOLIO

By:      Boston Management and Research
         as Investment Advisor

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

EATON VANCE SENIOR INCOME TRUST

By:      Eaton Vance Management
         as Investment Advisor

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

GRAYSON & CO

By:      Boston Management and Research
         as Investment Advisor

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

FIRST DOMINION FUNDING II

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

FIRST DOMINION FUNDING III

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

HELLER FINANCIAL, INC.

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:      New York Life Investment
         Management LLC, its Investment Manager

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

NEW YORK LIFE INSURANCE COMPANY

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

SIERRA CLO-I LTD.

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

ARES V CLO LTD.

By:      ARES CLO Management V, LP,
         Investment Management

By:      ARES CLO GP V, LLC,
         Its Managing Member

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

ARES VI CLO LTD.

By:      ARES CLO Management VI, LP,
         Investment Management

By:      ARES CLO GP VI, LLC,
         Its Managing Member

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

ARES VII CLO LTD.

By:      ARES CLO Management VI, LP,
         Investment Management

By:      ARES CLO GP VII, LLC,
         Its Managing Member

By:
   -----------------------------------------
Name:
      --------------------------------------
Title:
      --------------------------------------

                                            ASSIGNEES:

                                            BANK OF AMERICA, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            BEAR STEARNS CORPORATE
                                            LENDING INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            ROYAL BANK OF CANADA

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            MERRILL LYNCH CAPITAL, a
                                            division of Merrill Lynch
                                            Business Financial Services Inc.

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            TORONTO DOMINION (TEXAS), INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            Consented to and accepted:

                                            BANK OF AMERICA N.A.
                                            as Administrative Agent

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                            Consented to:

                                            NEXSTAR FINANCE, L.L.C.

                                            By:
                                               ---------------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                  ------------------------------

                                  SCHEDULE 1 TO

                        GLOBAL ASSIGNMENT AND ACCEPTANCE

                                   COMMITMENTS

Prior to assignment, deletion of Term A Loan Commitment, decrease of Revolving Commitment, increase of Term B Commitment and reallocation of commitments

                                                                Term A Loan            Term B
                   Bank               Revolving Commitment     Commitment/8/         Commitment
                   ----               --------------------     -------------         ----------
Bank of America, N.A                   $    14,661,818.19   $     2,707,990.91   $     4,297,879.47
Barclays Bank PLC                      $     8,400,000.00                   -0-                  -0-
CIBC Inc.                              $     5,192,727.27   $     4,152,694.81                   -0-
US Bank, National Association          $     6,872,727.27   $     2,789,123.37                   -0-
Wachovia Bank National Association     $     6,872,727.27   $     3,985,905.20   $     2,578,727.67
Apex (IDM) CDO I Ltd.                                  -0-                  -0-  $     1,719,151.78
Archimedes Funding IV Ltd.                             -0-                  -0-  $       859,575.89
Ares V CLO Ltd.                                        -0-  $       640,658.21   $     3,008,515.62
Ares VI CLO Ltd.                                       -0-  $       640,658.21   $     2,148,939.73
Ares VII CLO Ltd.                                      -0-  $     2,127,612.15                  -0-
Balanced High Yield Fund II Ltd.                       -0-                  -0-  $       859,575.90
Carlyle High Yield Partners III Ltd.                   -0-                  -0-  $     2,578,727.67
Carlyle High Yield Partners IV Ltd.                    -0-                  -0-  $       859,575.89
Copernicus CDO Euro-I B.V                              -0-                  -0-  $     2,578,727.67
Eaton Vance Senior Income Trust                        -0-                  -0-  $       859,575.89
ELC (Cayman) Ltd. 2000-1                               -0-                  -0-  $       859,575.88
ELC Cayman Ltd. 1999-III                               -0-                  -0-  $       859,575.89
ELC Cayman Ltd. CDO Series 1999-II                     -0-                  -0-  $       859,575.88
First Dominion Funding II                              -0-                  -0-  $     2,148,939.73
First Dominion Funding III                             -0-                  -0-  $     6,446,819.19
General Electric Capital Corporation                   -0-                  -0-  $     3,438,303.60
Grayson & Co                                           -0-                  -0-  $     1,719,151.78
Heller Financial Inc.                                  -0-                  -0-  $     5,157,455.39
New York Life Insurance and Annuity                    -0-                  -0-  $     6,446,819.19
New York Life Insurance Company                        -0-                  -0-  $     6,446,819.20
Senior Debt Portfolio                                  -0-                  -0-  $     3,868,091.53
Sequils-ING I (HBDGM) Ltd.                             -0-                  -0-  $       859,575.89
Sierra CLO 1 Ltd.                                      -0-                  -0-  $     1,289,363.83
Tryon CLO Ltd. 2000-1                                  -0-                  -0-  $     1,719,151.78

                           TOTAL:      $    42,000,000.00   $    17,044,642.86   $    64,468,191.94

----------
/8/ The Term A Commitment of each Bank is allocated between the Initial Term A Commitment and the Additional Term A Commitment. The Initial Term A Commitment of a Bank is equal to the product of such Bank's Term A Commitment reflected above multiplied by 0.70 and the Additional Term A Commitment is equal to the product of such Bank's Term A Commitment reflected above multiplied by 0.30.

After assignment, deletion of Term A Loan Commitment, decrease of Revolving Commitment, increase of Term B Commitment and reallocation of commitments

                                                                      Term B
                   Bank                    Revolving Commitment     Commitment
                   ----                    --------------------     ----------
Bank of America, N.A                        $    14,062,500.00   $   116,648,648.65
Bear Stearns Corporate Lending Inc.         $    14,062,500.00                   -0-
General Electric Capital Corporation        $     6,250,000.00   $     7,027,027.03
Merrill Lynch Capital, a division of        $     6,250,000.00   $     3,513,513.51
Merrill Lynch Business Financial Services
Inc.
Royal Bank of Canada                        $     9,375,000.00                   -0-
Toronto Dominion (Texas), Inc.                              -0-  $     2,810,810.81
                           TOTAL:           $       50,000,000   $   130,000,000.00

                                                                     EXHIBIT F-2

                   GLOBAL ASSIGNMENT AND ASSUMPTION (MISSION)

        Reference is made to the Credit Agreement, dated as of January 12, 2001 (as amended by that certain First Amendment to Credit Agreement dated as of May 17, 2001, that certain Second Amendment to Credit Agreement dated as of June 14, 2001, that certain Third Amendment to Credit Agreement, Limited Consent and Assumption Agreement dated as of November 14, 2001, that certain Fourth Amendment to Credit Agreement, Limited Consent and Limited Waiver dated as of June 5, 2002, and that certain Fifth Amendment to Credit Agreement and Limited Consent dated as of September 30, 2002, and as amended and restated as described below, the "Credit Agreement"), among Mission Broadcasting, Inc., the several banks parties thereto, Bank of America, N.A., as Administrative Agent, Barclays Bank PLC, as syndication agent, and First Union National Bank, as documentation agent, which Credit Agreement as in effect prior to the Transfer Effective Date (as defined below) will be amended and restated concurrently with this Global Assignment becoming effective on the Transfer Effective Date to, among other things, (i) add a Term B Loan Facility, (ii) decrease the Aggregate Commitments, and (iv) exchange certain existing Commitments and outstanding Loans. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        The undersigned Banks, in their respective capacities as assignors of the percentage or dollar amount of Commitments, together with the corresponding percentage of outstanding Loans owned by such assignors (the "Assigned Interests"), reflected by the reductions in such interests owned by such assignors prior to such assignments in Schedule 1 (in such capacities, the "Assignors") and the undersigned Banks and other financial institutions, in their respective capacities as assignees of such Assigned Interests as reflected by the increases in such interests owned by such assignees in Schedule 1 (in such capacities, the "Assignee ") agree as follows:

        1. In accordance with Section 12.07 of the Credit Agreement, each Assignor hereby irrevocably sells and assigns to the Assignees, without recourse to such Assignor, and each of the Assignees hereby irrevocably purchases and assumes from the Assignors, without recourse to the Assignors, as of February 13, 2003 (the "Transfer Effective Date"), the portion of the Assigned Interests owned by such Assignor such that the interests owned by such Assignor and the Assignees after such transfer and exchange of Commitments and Loans referred to in the first paragraph hereof are as reflected in Schedule 1.

        2. No Assignor (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any other Credit Party or the performance or observance by the Borrower or any other Credit Party of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

        3. Each Assignee (a) represents and warrants that it is legally authorized to enter into this Global Assignment and Acceptance; (b) confirms that, if it is not prior to the Transfer Effective Date a party to the Credit Agreement, it has received a copy of the Credit Agreement, together with copies of such financial statements of the Borrower and the other Credit Parties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Global Assignment and Acceptance and to become thereby a party to the Credit Agreement; (c) agrees that it will, independently and without reliance upon any Assignor, the Administrative Agent or any other Bank and based on such financial statements, documents and information as it shall deem appropriate at the time, make and continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank, and, if it is a Bank which is organized under the laws of a jurisdiction outside of the United States, its obligations pursuant to
Section 4.01(f) of the Credit Agreement.

        4. Following the execution of this Global Assignment and Acceptance, it will be accepted by the Administrative Agent pursuant to Section
12.07 of the Credit Agreement, and it shall be effective as of the Transfer Effective Date.

        5. From and after the Transfer Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assignees, whether such amounts have accrued prior to the Transfer Effective Date or accrue subsequent to the Transfer Effective Date. The Assignors and the Assignees shall make all appropriate adjustments through the Administrative Agent for payments by the Administrative Agent for periods prior to the Transfer Effective Date or with respect to the making of this assignment.

        6. From and after the Transfer Effective Date, (a) each of the Assignees that is not prior to the Transfer Effective Date a party to the Credit Agreement shall become a party thereto and, to the extent provided in this Global Assignment and Acceptance, have the rights and obligations of a Bank thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) each of the Assignors shall, to the extent of its assignment pursuant to this Global Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement, but shall nevertheless continue to be entitled to the benefits of the indemnities provided under the Credit Agreement.

        7. THIS GLOBAL ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

        8. This Global Assignment and Acceptance may be executed by one or more of the parties to this Global Assignment and Acceptance on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Global Assignment and Acceptance to be executed as of the dates indicated below by the signatures of their respective duly authorized officers.

ASSIGNORS:

BANK OF AMERICA, N.A.

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

CIBC INC.

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

U.S. BANK NATIONAL ASSOCIATION
(SUCCESSOR BY MERGER TO
FIRSTAR BANK, N.A.)

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

WACHOVIA BANK, NATIONAL
ASSOCIATION (SUCCESSOR BY
MERGER TO FIRST UNION NATIONAL
BANK)

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

BARCLAYS BANK PLC

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                              ASSIGNEES:

                              BANK OF AMERICA, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              BEAR STEARNS CORPORATE
                              LENDING INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              ROYAL BANK OF CANADA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              MERRILL LYNCH CAPITAL, a division
                              of Merrill Lynch Business
                              Financial Services Inc.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              TORONTO DOMINION (TEXAS), INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              Consented to and accepted:


                              BANK OF AMERICA N.A.
                              as Administrative Agent


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              Consented to:

                              MISSION BROADCASTING, INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                  SCHEDULE 1 TO
                        GLOBAL ASSIGNMENT AND ACCEPTANCE

                                   COMMITMENTS

Prior to assignment, creation of Term B Commitment, decrease of Aggregate Commitments, and reallocation of Commitments

              Bank                         Revolving Commitment
----------------------------------         --------------------

Bank of America, N.A.                      $      20,247,272.70
Barclays Bank PLC                          $      11,600,000.00
CIBC Inc.                                  $       7,170,909.10
US Bank National Association               $       9,490,909.10
Wachovia Bank National Association         $       9,490,909.10

                           TOTAL:          $      58,000,000.00

After assignment, creation of Term B Loan Commitment, decrease of Aggregate Commitments, and reallocation of commitments

                                                                                  Term B
                 Bank                              Revolving Commitment         Commitment
-----------------------------------------          --------------------      ----------------
Bank of America, N.A.                              $       8,437,500.00      $  49,351,351.35
Bear Stearns Corporate Lending Inc.                $       8,437,500.00                    -0-
General Electric Capital Corporation               $       3,750,000.00      $   2,972,972.97
Merrill Lynch Capital, a division of               $       3,750,000.00      $   1,486,486.49
Merrill Lynch Business Financial Services
Inc.
Royal Bank of Canada                               $       5,625,000.00                    -0-
Toronto Dominion (Texas), Inc.                                       -0-     $   1,189,189.19

                           TOTAL:                  $         30,000,000      $  55,000,000.00

                                   Exhibit F-2

                                                                       EXHIBIT G

                         FORM OF INFORMATION CERTIFICATE

        Reference is made to the Second Amended and Restated Credit Agreement dated as of February 13, 2003 (said Credit Agreement, as it may be amended, restated, extended, supplemented or otherwise modified in writing from time to time, being the "Credit Agreement"), among the Borrower, the Ultimate Parent, the Banks from time to time party to the Credit Agreement and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Pledge and Security Agreement referred to therein, as applicable.

        The undersigned (each a "Company") hereby certify to Administrative Agent and each other Secured Creditor as follows:

Names.

        (a) Schedule 1 states the jurisdiction of organization, type of entity, the exact name of each Company, as such name appears in its currently effective organizational documents as filed with the appropriate authority of the jurisdiction of such Company's organization, and the charter or similar unique identification number, if any, assigned to such Company by the appropriate authority of the jurisdiction of such Company's organization.

        (b) Schedule 1 also sets forth each other name each Company has had in the past five years, together with the date of the relevant change.

        (c) Except as set forth in Schedule 1, each Company has not changed its identity or type of entity in any way within the past five years. Changes in identity or type of entity include mergers, consolidations, acquisitions (including both equity and asset acquisitions), and any change in the form, nature or jurisdiction of organization.

        (d) Schedule 1 states all other names (including trade, assumed and similar names) used by each Company or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years.

        (e) Schedule 1 states the Federal Taxpayer Identification Number of each Company.

        2.      Current Locations.

        (a) The chief executive office of each Company is located at the address stated on Schedule 2, Section (a).

        (b) Schedule 2, Section (b) states all locations where each Company maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*").

                                    Exhibit G

        (c) To the best knowledge of Companys, Schedule 2, Section (c) states all locations where Companys maintain any Equipment or Inventory not identified in Schedule 2, Sections (a) or (b) and material to the conduct of its business, other than motor vehicles, aircraft, rolling stock, equipment and personal property in employees' possession for business purposes.

        (d) To the best knowledge of each Company, Schedule 2, Section (d) states all the places of business of such Company or other location of material Collateral not identified in Schedules 2 (a), (b) or (c), other than motor vehicles, aircraft, rolling stock, equipment and personal property in employees' possession for business purposes.

        (e) Schedule 2, Section (e) states the names and addresses of all Persons other than Companies that have possession of any of the material Collateral of any Company, other than Collateral comprised of motor vehicles, aircraft, rolling stock, equipment and personal property in employees' possession for business purposes.

        (f) The chief executive office of each Company was located at the addresses (and at no other address) stated on Schedules 2 (a) and (b) during the prior year.

        (g) Schedules 2 (a) and (b) states all locations where each Company maintained any books or records relating to any Accounts during the prior year.

        3. Stock Ownership and other Equity Interests. Schedule 3 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests, warrants, options, puts, calls, other rights to acquire or sell any equity interest in each Company, or other equity interest of each Company and the record and beneficial owners of such stock, partnership interests, membership interests, warrants, options, puts, calls, other rights to acquire or sell any equity interest in each Company, or other equity interests.

        4. Debt Instruments. Schedule 4 is a true and correct list of all promissory notes and other evidence of indebtedness held by each Company, including all intercompany notes between any Company and each Subsidiary, and each Subsidiary and each other Subsidiary.

        5. Commercial Tort Claims. Schedule 5 is a complete and correct list of all commercial tort claims in which any Company has any interest, including the complete case name or style, the case number, and the court or other tribunal in which the case is pending.

        6. Deposit Accounts. Schedule 6 is a complete and correct list of all deposit accounts in which any Company has any interest and correctly describes the name of the account holder, the bank in which such account is maintained (including the specific branch), the street address (including the specific branch) and ABA number of such bank, the account number, and account type.

        7. Commodity Accounts. Schedule 7 is a complete and correct list of all commodity accounts in which any Company has any interest, including the name of the account holder, the complete name and identification number of the account, a description of the governing

                                    Exhibit G
agreement, and the name and street address of the commodity intermediary maintaining the account.

        8. Securities Accounts. Schedule 8 is a complete and correct list of all securities accounts in which any Company has any interest, including the name of the account holder, the complete name and identification number of the account, a description of the governing agreement, and the name and street address of the securities intermediary maintaining the account.

        9. Letters of Credit. Schedule 9 is a complete and correct list of all letters of credit in which any Company has any interest (other than for which any Company's sole interest was as an applicant) and correctly describes the bank which issued the letters of credit, and the letters of credit's number, issue date, expiry, and face amount.

        10. Insurance. Schedule 10 is a complete and correct list of all insurance policies related to or included in assets owned by any Company.

        11.     Intellectual Property.

        (a) Schedule 11(a) is a true and correct list of each state registered patent and copyright, and each state patent and copyright application in which any Company has any interest (whether as owner, licensee or otherwise).

        (b) Schedule 11(b) is a true and correct list of each patent in which any Company has any interest (whether as owner, licensee or otherwise), including the name of the registered owner, the nature of each Company's interest, the patent registration number, the date of patent issuance and the country issuing the patent.

        (c) Schedule 11(c) is a true and correct lit of each patent application in which any Company has any interest (whether as owner, licensee or otherwise), including the name of the Person applying to be the registered owner, the nature of each Company's interest, the patent application number, the date of patent filing and the country with which the patent application was filed.

        (d) Schedule 11(d) is a true and correct list of each trademark in which any Company has any interest (whether as owner, licensee or otherwise), including the name of the registered owner, the nature of each Company's interest, the registered trademark, the trademark registration number, the international class covered, the goods and services covered, the date of trademark registration and the country registering the trademark.

        (e) Schedule 11(e) is a true and correct list of each trademark application in which any Company has any interest (whether as owner, licensee or otherwise), including the name of the Person applying to be the registered owner, the nature of each Company's interest, the trademark the subject of the application, the trademark application serial number, the international class covered, the goods and services covered, the date of trademark application filing and the with which the trademark application was filed.

                                    Exhibit G

        (f) Schedule 11(f) is a true and correct list of each copyright in which any Company has any interest (whether as owner, licensee or otherwise), including the name of the registered owner, the nature of each Company's interest, the registered copyright, the date of copyright issuance and the country issuing the copyright.

        (g) Schedule 11(g) is a true and correct list of each copyright application in which any Company has any interest (whether as owner, licensee or otherwise), including the name of the Person applying to be the registered owner, the nature of each Company's interest, the copyright the subject of the application, the date of copyright application filing and the country with which the copyright application was filed.

        (h) Schedule 11(h) is a true and correct list of all trade secrets in which any Company has any interest (whether as owner, licensee or otherwise).

        (i) Schedule 11(i) is a true and correct list of all allegations of use under Section 1(c) or 1(d) of the Trademark Act (12 U.S.C.
        Section 1051, et. seq.) filed by any Company.

        12. Software. Schedule 12 is a complete and correct list of all software (excluding "mass market" software (a) subject to a "shrink-wrap" or similar non-negotiable, non-exclusive license agreement and (b) not material to any Company's business or used in processing material information of any Company) (whether as owner, licensee, or otherwise), including the name of the licensor and the escrow agent under the applicable software escrow agreement (if any).

        13. Internet. Schedule 13 is a complete and correct list of all internet domain names, the complete name of the registered owner, the related primary and secondary IP addresses, and the domain registration provider for each domain name and internet website in which any Company has any interest, and the address block for all IP addresses in which each Company has any interest.

        14. Unusual Transactions. Except as described on Schedule 14, during the past year, all Accounts have been originated by each Company and all Inventory has been acquired by each Company in the ordinary course of business.

        15. Description of Owned Real Property and Leases. Schedule 2, Sections (a), (b), and (c) describe (i) all fee interests of each Company in real property and (ii) all leases, easements, licenses and occupancy agreements affecting real property included in, used in the operation of, or on or in which is located any asset. Schedule 2, Section (d) describes those fee interests subject to Mortgages which the secure the Existing Credit Agreement.

        16. Network Affiliate Agreements. Schedule 16 is complete and correct list of all Network Affiliation Agreements to which any Company is a party and the expiration date thereof.

        17. Stations and FCC Licenses. Schedule 17 is complete and correct list of (i) all Stations owned or operated by any Company; (ii) all Local Marketing Agreements, Joint Sales Agreements and Shared Services Agreements with respect to a television broadcasting station to

                                    Exhibit G
which any Company is a party and the expiration date thereof; and (iii) the FCC Licenses of each Company and the expiration date thereof.

                                    Exhibit G

        IN WITNESS WHEREOF, the undersigned has duly executed this certificate on February ___, 2003.

                              NEXSTAR FINANCE, L.L.C.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                    Exhibit G

                              NEXSTAR BROADCASTING GROUP, L.L.C.
                              NEXSTAR BROADCASTING OF NORTHEASTERN
                               PENNSYLVANIA, INC. (F/K/A NEXSTAR
                               BROADCASTING OF NORTHEASTERN
                               PENNSYLVANIA LP, INC.)
                              NEXSTAR BROADCASTING OF JOPLIN, INC.
                               (F/K/A NEXSTAR BROADCASTING OF JOPLIN LP, INC.)
                              NEXSTAR BROADCASTING OF ERIE, INC. (F/K/A NEXSTAR
                               BROADCASTING OF ERIE LP, INC.)
                              KBTV BROADCASTING INC. (F/K/A NEXSTAR
                               BROADCASTING OF BEAUMONT/PORT ARTHUR, INC.)
                              KFDX BROADCASTING INC. (F/K/A NEXSTAR
                               BROADCASTING OF WICHITA FALLS, INC.)
                              NEXSTAR BROADCASTING OF ROCHESTER, INC.
                              KTAB BROADCASTING INC. (F/K/A NEXSTAR
                               BROADCASTING OF ABILENE, INC.)
                              ERC HOLDINGS, INC.
                              NEXSTAR MIDWEST HOLDINGS, INC.
                              NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                              NEXSTAR BROADCASTING OF PEORIA, INC.
                              KMID BROADCASTING INC. (F/K/A NEXSTAR
                               BROADCASTING OF MIDLAND-ODESSA, INC.)
                              KTAL BROADCASTING INC. (F/K/A NEXSTAR
                               BROADCASTING OF LOUISIANA, INC.)
                              NEXSTAR FINANCE HOLDINGS II, L.L.C. (F/K/A
                               NEXSTAR FINANCE HOLDINGS, L.L.C.)
                              NEXSTAR FINANCE HOLDINGS, L.L.C. (F/K/A
                               NBG, L.L.C.)
                              NEXSTAR FINANCE HOLDINGS, INC.
                              NEXSTAR ALABAMA HOLDINGS, INC.
                              NEXSTAR ARKANSAS HOLDINGS, INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                                    Exhibit G

                              NEXSTAR BROADCASTING OF ABILENE, L.L.C.
                              NEXSTAR BROADCASTING OF BEAUMONT/
                               PORT ARTHUR, L.L.C.
                              NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
                              ENTERTAINMENT REALTY CORPORATION
                              NEXSTAR BROADCASTING OF ERIE, L.L.C.
                              NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
                              NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
                              NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C. NEXSTAR BROADCASTING OF THE MIDWEST, INC.
                              NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA,
                               L.L.C.
                              NEXSTAR FINANCE, INC.
                              NEXSTAR BROADCASTING OF PEORIA, L.L.C.
                              NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
                              NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C. NEXSTAR MANAGEMENT, INC. (F/K/A NEXSTAR
                               BROADCASTING GROUP, INC.)
                              NEXSTAR ALABAMA ACQUISITION, INC.
                              NEXSTAR ARKANSAS ACQUISITION, INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                                    of each of the above-named entities

                                    Exhibit G

                                                                       EXHIBIT H

                           FORM OF NOTICE OF BORROWING

Date:
     -----------,----

Bank of America, N.A.,
as Administrative Agent
Corporate Loan Services
901 Main Street, ___th Floor
Dallas, Texas 75202-3748
Attention:
          -------------------
Telecopier:
           ------------------

                Re: Second Amended and Restated Credit Agreement, dated as of February 13, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent for the Banks (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent"), Bear Stearns Corporate Lending Inc., as Syndication Agent, and Royal Bank of Canada, General Electric Capital Corporation, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Co-Documentation Agents.

Ladies and Gentlemen:

        The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to [Section 2.03(a)] [and] [Section 2.03(b)] of the Credit Agreement, of the Borrowing specified herein:

        (1) The proposed Borrowing is to consist of [Incremental] [Term B] [Revolving] Loans.

        (2)     The Business Day of the proposed Borrowing is
                                                             -------------,----.

        (3)     The aggregate amount of the proposed Borrowing is $
                                                                   ------------.

        (4) The proposed Borrowing is to be comprised of [Eurodollar] [Base Rate] Loans.

        (5) The duration of the Interest Period for the Eurodollar Loans included in the

                                    Exhibit H
proposed Borrowing shall be [one] [two] [three] [six] [nine] [twelve] months.]/9/

        The Borrower hereby certifies that the following statements will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                (a) the representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

                (b) no Default or Event of Default exists or shall result from such proposed Borrowing; and

                (c) since the Effective Date, no events have occurred which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                              NEXSTAR FINANCE, L.L.C.


                              By:
                                 -----------------------------------------------
                              Title:

----------
/9/ To be included for a proposed Borrowing of Eurodollar Loans.

                                    Exhibit H

                                                                       EXHIBIT I

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                                             Date: _______, ____

Bank of America, N.A.,
as Administrative Agent
Corporate Loan Services
901 Main Street, ____ Floor
Dallas, Texas  75202-3748
Attention: ______________
Telecopier: ______________

                Re: Second Amended and Restated Credit Agreement, dated as of February 13, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Nexstar Finance, L.L.C. (the "Borrower"), Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent for the Banks (in such capacity and together with its successors and assigns in such capacity, the "Administrative Agent"), Bear Stearns Corporate Lending Inc., as Syndication Agent, and Royal Bank of Canada, General Electric Capital Corporation, Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Co-Documentation Agents.

Ladies and Gentlemen:

                The undersigned refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Credit Agreement, of the [conversion] [continuation] of the Loan specified herein:

                (1) The Business Day of the [conversion] [continuation] is _____________, _______.

                (2) The aggregate amount of [Incremental] [Term B] [Revolving] Loans to be [converted] [continued] is $_________________.

                (3) The Loans are to be [converted into] [continued as] [Base Rate] [Eurodollar] Loans.

                                    Exhibit I

                [(4) The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [one] [two] [three] [six] [nine] [twelve] months.]/10/

                                        NEXSTAR FINANCE, L.L.C.

                                        By:
                                           --------------------------------
                                        Title:

----------
/10/ To be included for a proposed Borrowing of Eurodollar Loans. Interest
     Periods of 9 or 12 months require the consent of each of the Banks.

                                    Exhibit I

                                                                     EXHIBIT J-1

             FORM OF PARENT SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT, TO THE EXTENT AND IN THE MANNER SET FORTH HEREIN, TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT (AS DEFINED HEREIN).

THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON ______________, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

               SUBORDINATED CONVERTIBLE PROMISSORY NOTE DUE ______

$___________________                                    _________________, 20___

        FOR VALUE RECEIVED, NEXSTAR FINANCE HOLDINGS, L.L.C. [ULTIMATE PARENT, NEXSTAR FINANCE HOLDINGS II], a Delaware limited liability company (the "Issuer"), hereby promises to pay to the order of,[ANY ABRY FUNDS] or its assigns (in any event, the "Holder"), on the Maturity Date (or earlier as provided herein), the principal amount of Dollars ___________________________________ ($_______), to the extent not theretofore paid (such unpaid principal amount at any time being the "Principal Amount"), together with interest thereon calculated from the date hereof in accordance with the provisions of this Note (the unpaid amount of any such accrued interest at any time being the "Interest Amount" and the sum of the Principal Amount and the Interest Amount at any time being the "Total Amount").

        This Note is convertible into limited liability company membership interests of Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company ("Nexstar Broadcasting Group"), as provided in Section 6 below.

        Certain capitalized terms which are used and not otherwise defined in this Note are defined in Section 8 below.

        1.      INTEREST.

                (a) Rate and Accrual. Interest will accrue, on a daily basis, on the Principal Amount from time to time at the rate of _____% per annum. Interest will be computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed.

                (b) Payment. The Interest Amount shall be due and payable on the earlier to occur of an Event of Default or the Maturity Date, and in addition shall be due and payable upon any prepayment of the Principal Amount, subject to the terms of Section 9 hereof. The Interest Amount may be prepaid at any time and from time to time, at the Issuer's option, without premium or penalty, subject to the terms of Section 9 hereof.

                                   Exhibit J-1

        2. PAYMENT OF THE PRINCIPAL AMOUNT. Unless this Note has theretofore been converted in accordance with Section 6, the Issuer will repay the entire Principal Amount to the holder of this Note on the earlier to occur of an Event of Default or the Maturity Date, subject to the terms of Section 9 hereof. The Issuer may, at its option, prepay at any time and from time to time all or any part of the Principal Amount, without premium or penalty, subject to the terms of Section 9 hereof. Any prepayment of all or any portion of the Principal Amount will be accompanied by a payment of the applicable Interest Amount.

        3. APPLICATION AND METHOD OF PAYMENTS. Any amount paid to the Holder by the Issuer in respect of this Note will be applied first, to reduce the Interest Amount, and second, to reduce the Principal Amount. All payments in respect of this Note will be made by wire transfer of immediately available funds to an account designated by the Holder, and any payment so received after 1:00 p.m. Boston, Massachusetts time on any day will be deemed to have been received on the following Business Day. Any amount which (but for the application of this sentence) would become payable in respect of this Note on a day which is not a Business Day will instead become due and payable on the next succeeding Business Day, and interest accruing on the Principal Amount will reflect any such extension.

        4. TRANSFER AND EXCHANGE. Upon surrender of this Note to the Issuer at its chief executive office for exchange, the Issuer at its expense will execute and deliver in exchange therefor a new Note or Notes, as requested by the surrendering Holder, which represent the aggregate the unpaid Principal Amount of the surrendered Note, registered as such Holder may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. The issuance of new Notes will be made without charge to the Holder of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Issuer in connection with such issuance.

        5. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon delivery of an unsecured indemnity agreement in such reasonable amount as the Issuer may determine or, in the case of any such mutilation, upon the surrender of this Note to the Issuer at its chief executive office for cancellation, the Issuer at its expense will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note.

        6.      EXCHANGE OF NOTE.

                (a) Exchange Generally. If all or any portion of the Principal Amount or the Interest Amount is not paid in full on or prior to the earlier to occur of the date of the occurrence of an Event of Default and the Maturity Date (the "Exchange Date"), then on the Exchange Date the Total Amount of this Note will be automatically exchanged for fully paid and nonassessable Class _____ Interests of Nexstar Broadcasting Group ("Class ______ Interests"), calculated to the nearest 1/1000 of a Class ______ Interest, unless on the Exchange Date all Senior Debt has been indefeasibly paid in full in cash and all commitments to provide Senior Debt have expired or been terminated. The

                                   Exhibit J-1
        number of Class ______ Interests issuable upon any such exchange shall be equal to the Total Amount as of the close of business on the Maturity Date divided by $_________.

                (b) Procedure for Exchange. If all or any portion of the Principal Amount or the Interest Amount is not paid in full in cash on or prior to the Exchange Date and any or all Senior Debt has not been indefeasibly paid in full in cash or any or all of the commitments to provide Senior Debt have not expired or been terminated, then promptly thereafter the Holder will surrender this Note to Nexstar Broadcasting Group at the chief executive office of Nexstar Broadcasting Group, and in such event this Note will be deemed to have been exchanged for Class ______ Interests as of the close of business on the Exchange Date, and the Holder will be treated for all purposes as the record holder of such Class ______ Interests at such time, regardless of when such surrender occurs. Upon such surrender, Nexstar Broadcasting Group will contribute this Note to the equity of the Issuer, directly, or indirectly through one or more of Nexstar Broadcasting Group's subsidiaries, and the Issuer will cancel this Note.

                (c) Taxes on Exchange. The Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of Class ______ Interests on exchange of this Note. The Issuer will not, however, be required to pay any income taxes of the Holder, and no such issue or delivery will be made unless and until the Person requesting such issue has paid to Nexstar Broadcasting Group the amount of any such tax or has established to the satisfaction of Nexstar Broadcasting Group that such tax has been paid.

        7. COVENANTS. So long as all or any portion of the Principal Amount or the Interest Amount remains unpaid, Nexstar Broadcasting Group will reserve and keep available at all times from its authorized and unissued membership interests, free from preemptive rights, solely for issuance upon the conversion of this Note, a sufficient number of Class Interests to permit conversion in full of this Note, and will take all actions which may be required so that such interests may, when issued upon any such conversion, be validly issued, fully paid and nonassessable.

        8. DEFINED TERMS. As used in this Note, the following capitalized terms have the following respective meanings:

                "Administrative Agent" means Bank of America, N.A., as Administrative Agent under each of the Credit Agreements, and any successor Administrative Agent thereunder.

                "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

                "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in Boston, Massachusetts for the conduct of substantially all of their activities.

                                   Exhibit J-1

                "Credit Agreements" means, collectively, the Nexstar Credit Agreement and the Mission Credit Agreement.

                "Event of Default" shall be deemed to have occurred upon the occurrence of an Event of Default under Sections 9.01(f) or (g) of the Nexstar Credit Agreement.

                "Loan Documents" has the meaning set forth in the Credit Agreements.

                "Maturity Date" means _________________________.

                "Mission Credit Agreement" means the Amended and Restated Credit Agreement dated as of February __, 2003 by and among Mission Broadcasting, Inc., various Banks referred to therein, Bank of America, N.A., as Administrative Agent and as Issuing Bank, and Bear Stearns Corporate Lending, Inc., as Syndication Agent, as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

                "Nexstar Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of February __, 2003 by and among Nexstar Finance, L.L.C., Nexstar Broadcasting Group and certain of its direct Subsidiaries, various Banks referred to therein, Bank of America, N.A., as Administrative Agent and as Issuing Bank, and Bear Stearns Corporate Lending, Inc., as Syndication Agent, Royal Bank of Canada, General Electric Capital Corporation, and Merrill Lynch Capital, as Co-Documentation Agents, as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

                "Person" means any natural person, corporation, firm, trust, partnership, business trust, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

                "Reorganization" means any distribution of the assets of the Issuer upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Issuer or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of its assets or liabilities.

                "Senior Debt" means (i) all Obligations (as defined in the Nexstar Credit Agreement) (whether now outstanding or hereafter incurred), whether as obligor, guarantor or otherwise, whether on account of fees, indemnities, reimbursement obligations in respect of letters of credit, costs, expenses or otherwise, and (ii) amendments, restatements, supplements, renewals, extensions, increases, rearrangements and substitutions of any such Obligations described in the preceding clause (i).

                "Subordinated Debt" means the principal of and interest on the indebtedness evidenced by this Note (including any amendment, restatement, supplement, renewal,

                                   Exhibit J-1
        extension, increase, rearrangement or substitution thereof), and any and all other amounts payable in connection herewith, whether on account of fees, indemnities, costs, expenses or otherwise.

                "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose capital stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and
        (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

        9.      SUBORDINATION.

                (a) Agreement to Subordinate. The Issuer and the Holder hereby agree, for themselves and their respective successors and assigns, that the payment of the Subordinated Debt is and shall be expressly "subordinate and junior in right of payment" (as such phrase is defined below) to the prior payment in full of all Senior Debt to the extent and in the manner hereinafter set forth; provided, that notwithstanding anything contained in this Note to the contrary, the provisions of this Section 9 shall not in any way limit or interfere with the Issuer's right to repay Subordinated Debt pursuant to the terms of Section 8.10(l) of the Nexstar Credit Agreement.

                (b) Meaning of Subordinate and Junior in Right of Payment. "Subordinate and Junior in right of payment" shall mean that no holder of any part of the Subordinated Debt shall have any claim to the assets of the Issuer on a parity with or prior to the claim of any holder of any of the Senior Debt, whether such claim be made in connection with a Reorganization or otherwise. Unless and until the Senior Debt shall have been paid in full in cash and the Loan Documents and all commitments to provide Senior Debt thereunder shall have terminated (other than any indemnification and other expense reimbursement obligations under any Loan Documents which are not yet due and payable), no holder of Subordinated Debt will take, retain, permit to exist, demand or receive from the Issuer, and the Issuer will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner,
        (i) any payment of the whole or any part of the Subordinated Debt (whether in respect of principal, interest or any other amount, and whether prior to, at or after the scheduled maturity thereof), (ii) any security or collateral for the whole or any part of the Subordinated Debt or (iii) any guaranty of the whole or any part of the Subordinated Debt. The Issuer expressly agrees that it will not make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of the subordination provisions of this Note.

                (c) Payment of Senior Debt. For purposes of this Note, the Senior Debt shall not be deemed to have been paid in full until and unless the holders thereof shall have indefeasibly received payment in full in cash of the principal of, interest on and fees, costs and expenses and any and all other amounts payable in connection with the Senior

                                   Exhibit J-1

        Debt. The subordination provisions in this Note are for the benefit of and may be enforceable directly by the holders of Senior Debt, and each such holder shall be deemed to have acquired such Senior Debt in reliance upon such subordination provisions.

                (d) Limitations on Subordinated Debt. The Holder agrees that so long as any Senior Debt shall remain unpaid in cash and the Loan Documents and all commitments to provide Senior Debt thereunder shall not have terminated (other than any indemnification and other expense reimbursement obligations under any Loan Documents which are not yet due and payable), it will not exercise any rights it may have under this Note or any other document, instrument or agreement relating to the Subordinated Debt, or to accelerate, sue for or collect the obligations of the Issuer with respect to the Subordinated Debt, or to realize upon any assets of the Issuer or to attach, levy upon or execute against any assets of the Issuer, or to initiate any Reorganization of the Issuer.

                (e) Subordinated Debt Subordinated to Prior Payment of All Senior Debt on Reorganization, Sale of the Issuer; Etc. Subject to
        Section 9(b) above, upon any payment or distribution of all or any of the assets or securities of the Issuer of any kind or character, whether in cash, property or securities, whether made pursuant to a Reorganization relative to the Issuer or any of its properties or a distribution of proceeds of or upon sale of all or any part of the Issuer or any of its subsidiaries or any of their respective assets, then in such event:

                        (i) the holders of Senior Debt shall be entitled to receive payment in full in cash as provided herein of all amounts due or to become due on or in respect of all Senior Debt before any payment is made on account of or applied to the Subordinated Debt;

                        (ii) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (including any payment or other distribution that may be payable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of Subordinated
                Debt), to which the holders of Subordinated Debt would be entitled except for the subordination provisions of this Note, shall be paid or delivered by any debtor, custodian, receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the Administrative Agent, on behalf of the holders of Senior Debt, for application to the payment or prepayment of all such Senior Debt remaining unpaid to the extent necessary to pay all such Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to such holders of Senior Debt; and

                        (iii) in the event that, notwithstanding the foregoing subordination provisions of this Note, any holder of Subordinated Debt shall have received any payment or distribution with respect to Subordinated Debt contrary to such foregoing subordination provisions, then and in such event such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by such holder of Subordinated Debt to the Administrative Agent, on

                                  Exhibit J-1
                behalf of the holders of Senior Debt, for application to the payment or prepayment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full, after giving effect to any concurrent payment or distribution to such holders of Senior Debt.

                (f) Attorney-in-Fact. In the event of a Reorganization, if any holder of Subordinated Debt has not filed any claim, proof of claim or other instrument of similar character with respect to Subordinated Debt held by such holder within 20 days before the expiration of the time to file the same, the Administrative Agent on behalf of any holder of Subordinated Debt may, as an attorney-in-fact for such holder of Subordinated Debt, file, any claim, proof of claim or other instrument of similar character on behalf of such holder of Subordinated Debt, and each holder of Subordinated Debt hereby appoints the Administrative Agent as an attorney-in-fact for such holder of Subordinated Debt, to so file any claim, proof of claim or such other instrument of similar character. Each holder of Subordinated Debt ratifies all that the Administrative Agent, as said attorney-in-fact, shall lawfully do or cause to be done by virtue hereof and not in contravention of the terms hereof. The power of attorney granted in this paragraph (f) is a power coupled with an interest and shall be irrevocable.

                (g) Holders of Subordinated Debt to be Subrogated to Rights of Holders of Senior Debt. Subject to the indefeasible payment in full in cash of all Senior Debt, the holders of Subordinated Debt shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Issuer made on account of the Senior Debt until all amounts payable in respect of the Subordinated Debt shall be paid in full, and for purposes of such subrogation, no payment or distribution to the holders of Senior Debt of assets, whether in cash, property or securities, distributable to the holders of Senior Debt under the provisions hereof to which the holders of the Subordinated Debt would be entitled except for the subordination provisions of this Note, and no payment pursuant to the subordination provisions of this Note to the holders of Senior Debt by the holders of the Subordinated Debt shall, as between the Issuer, its creditors other than the holders of Senior Debt, and the holders of the Subordinated Debt, be deemed to be a payment by the Issuer to or on account of such Senior Debt, it being understood that the subordination provisions of this Note are, and are intended, solely for the purpose of defining the relative rights of the holders of the Subordinated Debt, on the one hand, and the holders of Senior Debt, on the other hand.

                (h) Modifications to Subordinated Debt. So long as any Senior Debt remains unpaid or the Loan Documents and all commitments to provide Senior Debt thereunder shall not have been terminated, the Issuer and the holders of Subordinated Debt will not (i) establish a sinking fund for the payment or prepayment of or otherwise arrange for the defeasance of any Subordinated Debt, or (ii) amend, modify or alter in any way the terms of the Subordinated Debt or any document, agreement, instrument or certificate relating thereto. Each holder of Subordinated Debt agrees that it will not challenge, object to or in any respect inhibit or otherwise interfere with the enforcement

                                   Exhibit J-1
        by the Administrative Agent or any holder of Senior Debt of any of their rights or remedies in respect of the Senior Debt.

                (i) No Liability to Holders of Subordinated Debt. Neither the Administrative Agent nor any holder of Senior Debt shall have any liability whatsoever to any holder of Subordinated Debt with respect to, and each holder of Subordinated Debt waives any claim or defense which it may now or hereafter have against the Administrative Agent or any holder of Senior Debt arising from (i) any and all actions which the Administrative Agent or the holders of Senior Debt take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens upon any collateral securing any of the Senior Debt, actions with respect to the occurrence of any default under any Senior Debt, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon any of such collateral, and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other Person) with respect to the Senior Debt or the valuation, use, protection or release of any collateral now or hereafter securing same other than actions that involve the gross negligence or willful misconduct of the Administrative Agent or any other holder of Senior Debt; (ii) any right, now or hereafter existing, to require the Administrative Agent or the holders of Senior Debt to proceed against or exhaust any collateral at any time securing the Senior Debt or to marshal any assets in favor of any holder of Subordinated Debt; (iii) any notice of the incurrence or increase of Senior Debt, it being understood that the Administrative Agent or the holders of Senior Debt may make advances now or hereafter relating to the Senior Debt, without notice to or authorization from the holders of Subordinated Debt, in reliance upon the agreements set forth in this Note, including but not limited to the provisions of paragraph (j) below; or (iv) any defense based upon or arising by reason of (A) any disability or other defense of the Issuer or any other Person or entity, or (B) any lack of authority of any agent or any other Person or entity acting or purporting to act on behalf of the Issuer or any holder of Subordinated Debt, or (C) any failure by the Administrative Agent or any holder of Senior Debt to properly perfect any Lien in any asset securing or intended to secure all or any portion of the Senior Debt.

                (j) Amendments to Senior Debt. The Administrative Agent and/or the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of Subordinated Debt, without incurring responsibility to such holders of Subordinated Debt, and without impairing or releasing any of their rights, or any of the obligations of such holders of Subordinated Debt hereunder, do any of the following:

                        (i) change the amount, manner, place, or terms of payment or change or extend the time of payment of or increase, renew or alter the Senior Debt, or any part thereof, or enter into or amend in any manner any agreement (including any related loan agreement, promissory notes and collateral documents) relating to the Senior Debt;

                                   Exhibit J-1

                        (ii) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Senior Debt, or any part thereof;

                        (iii) release anyone liable in any manner for the payment or collection of the Senior Debt, or any part thereof or waive any rights against any Person;

                        (iv) exercise or refrain from exercising any rights against any of the Credit Parties and others; and

                        (v) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

                (k) Legend. Each holder of Subordinated Debt will advise each future holder or owner of Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth herein, and will place a legend on each note issued in exchange or substitution for this Note (whether upon transfer or otherwise), and on any other note, instrument, agreement and/or document evidencing or related to the Subordinated Debt, indicating that such note, instrument, agreement and/or document is subject to the foregoing subordination provisions, and that by accepting or holding such other note, instrument, agreement and/or document, each holder or owner is bound by the terms of such subordination provisions to the same extent that the Holder is bound.

        10. AMENDMENT AND WAIVER. The provisions of this Note may be modified, amended or waived, and the Issuer or Nexstar Broadcasting Group may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the prior written consent of the Holder.

        11. REMEDIES. The Holder will have all rights and remedies set forth in this Note and all rights and remedies which the Holder has under any law. Any Person having any rights under any provision of this Note will be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any such provision and to exercise all other rights granted by law. All such rights and remedies will be cumulative and non exclusive, and may be exercised singularly or concurrently. One or more successive actions may be brought against the Issuer and/or Nexstar Broadcasting Group, as the case may be, either in the same action or in separate actions, as often as the Holder deems advisable, until the Total Amount of this Note has been paid in full.

        12. SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Note by or on behalf of the Issuer, Nexstar Broadcasting Group or the Holder will bind and inure to the benefit of their respective successors and assigns whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Note which are for the benefit of the Holder are also for the benefit of, and enforceable by, any subsequent Holder.

        13. SEVERABILITY. Whenever possible, each provision of this Note will be

                                   Exhibit J-1
interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

        14. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Note are inserted for convenience only and do not constitute a substantive part of this Note. The use of the word "including" in this Note is by way of example rather than by limitation.

        15. JURISDICTION AND VENUE. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE ISSUER OR NEXSTAR BROADCASTING GROUP WITH RESPECT TO THIS NOTE OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK, NEW YORK AND BY EXECUTION AND DELIVERY OF THIS NOTE EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVES ANY CLAIM THAT NEW YORK, NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY (AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, WITH THE CONSENT OF THE HOLDER) TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE ISSUER AND NEXSTAR BROADCASTING GROUP TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED WILL BE MAILED BY REGISTERED MAIL TO THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, AT ITS CHIEF EXECUTIVE OFFICE, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY WILL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE ISSUER OR NEXSTAR BROADCASTING GROUP IN THE COURTS OF ANY OTHER JURISDICTION. TO THE EXTENT PROVIDED BY LAW, SHOULD THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, WILL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, AS

                                   Exhibit J-1

DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS THE CHOICE OF FORUM FOR THE ISSUER AND NEXSTAR BROADCASTING GROUP SET FORTH IN THIS SECTION 15 WILL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY THE HOLDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY THE HOLDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

        16. WAIVER OF RIGHT TO JURY TRIAL. THE HOLDER, THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Note or any other agreement contemplated hereby or the validity, protection, interpretation, collection or enforcement thereof; AND EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or crossclaim would permanently preclude the prosecution of or recovery upon same. Notwithstanding anything contained in this Note to the contrary, no claim may be made by the Issuer or Nexstar Broadcasting Group against the Holder for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated by or consummated in connection with the loans described herein or the issuance of this Note or any act, omission or event occurring in connection therewith; and each of the Issuer and Nexstar Broadcasting Group hereby waives, release and agree not to sue upon any such claim for any such damages. THE ISSUER, NEXSTAR BROADCASTING GROUP AND THE HOLDER AGREE THAT THIS SECTION 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND ACKNOWLEDGE THAT THE INITIAL HOLDER NAMED IN THIS NOTE WOULD NOT HAVE ACCEPTED THIS NOTE IF THIS SECTION 15 WERE NOT PART OF THIS NOTE.

        17. TIME OF ESSENCE. Time is of the essence for the performance by the Issuer and Nexstar Broadcasting Group of the obligations set forth in this Note.

        18. CANCELLATION. After the entire Total Amount of this Note has been paid in full, this Note will be surrendered to the Issuer for cancellation and will not be reissued; provided that such cancellation will not adversely affect any provisions of this Note which by its terms may apply after such payment in full.

        19. GOVERNING LAW. This Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                   Exhibit J-1

        20. TRANSFER. The owner of this Note is the Holder, with respect to principal and interest. Transfer of this Note may be effected by the Holder only by surrender of this Note to the Issuer and either reissuance by the Issuer of this Note to a new holder or holders or the issuance of a new Note to the new holder or holders. It is intended that interest paid on this Note qualify for the exemption from U.S. withholding tax as a portfolio debt instrument under
Section 871(h) and 881 (c) of the Internal Revenue Code.

         The Issuer has executed and delivered this Note as of the date first above written.

                                        NEXSTAR FINANCE HOLDINGS, L.L.C.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

        By their execution hereinbelow, the Holder and Nexstar Broadcasting Group each consent and agree to be bound by the provisions of this Note applicable to them.

                                        [ABRY FUNDS]


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        NEXSTAR BROADCASTING GROUP, L.L.C.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                   Exhibit J-1

                                                                     EXHIBIT J-2

             FORM OF PARENT SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATE AND SUBJECT IN RIGHT OF PAYMENT, TO THE EXTENT AND IN THE MANNER SET FORTH HEREIN, TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR DEBT (AS DEFINED HEREIN).

THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON ______________, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

               SUBORDINATED CONVERTIBLE PROMISSORY NOTE DUE ______

$___________________                                    _________________, 20___

        FOR VALUE RECEIVED, NEXSTAR FINANCE HOLDINGS, INC. [or the ULTIMATE PARENT], a Delaware corporation (the "Issuer"), hereby promises to pay to the order of [ANY ABRY FUNDS], or its assigns (in any event, the "Holder"), on the Maturity Date (or earlier as provided herein), the principal amount of Dollars ___________________________________ ($_______), to the extent not theretofore paid (such unpaid principal amount at any time being the "Principal Amount"), together with interest thereon calculated from the date hereof in accordance with the provisions of this Note (the unpaid amount of any such accrued interest at any time being the "Interest Amount" and the sum of the Principal Amount and the Interest Amount at any time being the "Total Amount").

        This Note is convertible into [common stock] of Nexstar Broadcasting Group, Inc., a Delaware corporation ("Nexstar Broadcasting Group"), as provided in Section 6 below.

        Certain capitalized terms which are used and not otherwise defined in this Note are defined in Section 8 below.

        1.      INTEREST.

                (a) Rate and Accrual. Interest will accrue, on a daily basis, on the Principal Amount from time to time at the rate of _____% per annum. Interest will be computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed.

                (b) Payment. The Interest Amount shall be due and payable on the earlier to occur of an Event of Default or the Maturity Date, and in addition shall be due and payable upon any prepayment of the Principal Amount, subject to the terms of Section 9 hereof. The Interest Amount may be prepaid at any time and from time to time, at the Issuer's option, without premium or penalty, subject to the terms of Section 9 hereof.

                                   Exhibit J-2

        2. PAYMENT OF THE PRINCIPAL AMOUNT. Unless this Note has theretofore been converted in accordance with Section 6, the Issuer will repay the entire Principal Amount to the holder of this Note on the earlier to occur of an Event of Default or the Maturity Date, subject to the terms of Section 9 hereof. The Issuer may, at its option, prepay at any time and from time to time all or any part of the Principal Amount, without premium or penalty, subject to the terms of Section 9 hereof. Any prepayment of all or any portion of the Principal Amount will be accompanied by a payment of the applicable Interest Amount.

        3. APPLICATION AND METHOD OF PAYMENTS. Any amount paid to the Holder by the Issuer in respect of this Note will be applied first, to reduce the Interest Amount, and second, to reduce the Principal Amount. All payments in respect of this Note will be made by wire transfer of immediately available funds to an account designated by the Holder, and any payment so received after 1:00 p.m. New York, New York time on any day will be deemed to have been received on the following Business Day. Any amount which (but for the application of this sentence) would become payable in respect of this Note on a day which is not a Business Day will instead become due and payable on the next succeeding Business Day, and interest accruing on the Principal Amount will reflect any such extension.

        4. TRANSFER AND EXCHANGE. Upon surrender of this Note to the Issuer at its chief executive office for exchange, the Issuer at its expense will execute and deliver in exchange therefor a new Note or Notes, as requested by the surrendering Holder, which represent the aggregate the unpaid Principal Amount of the surrendered Note, registered as such Holder may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. The issuance of new Notes will be made without charge to the Holder of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Issuer in connection with such issuance.

        5. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon delivery of an unsecured indemnity agreement in such reasonable amount as the Issuer may determine or, in the case of any such mutilation, upon the surrender of this Note to the Issuer at its chief executive office for cancellation, the Issuer at its expense will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note.

        6.      EXCHANGE OF NOTE.

                (a) Exchange Generally. If all or any portion of the Principal Amount or the Interest Amount is not paid in full on or prior to the earlier of the date of the occurrence of an Event of Default or Maturity Date (the "Exchange Date"), then on the Maturity Date the Total Amount of this Note will be automatically exchanged for fully paid and nonassessable Class _____ Interests of Nexstar Broadcasting Group ("Class ______ Interests"), calculated to the nearest 1/1000 of a Class ______ Interest, unless on the Exchange Date all Senior Debt has been indefeasibly paid in full in cash and all commitments to provide Senior Debt have expired or been terminated. The number of

                                   Exhibit J-2

        Class ______ Interests issuable upon any such exchange shall be equal to the Total Amount as of the close of business on the Exchange Date divided by $__________.

                (b) Procedure for Exchange. If all or any portion of the Principal Amount or the Interest Amount is not paid in full in cash on or prior to the Exchange Date and any or all Senior Debt has not been indefeasibly paid in full in cash or any or all of the commitments to provide Senior Debt have not expired or been terminated, then promptly thereafter the Holder will surrender this Note to Nexstar Broadcasting Group at the chief executive office of Nexstar Broadcasting Group, and in such event this Note will be deemed to have been exchanged for Class ______ Interests as of the close of business on the Exchange Date, and the Holder will be treated for all purposes as the record holder of such Class ______ Interests at such time, regardless of when such surrender occurs. Upon such surrender, Nexstar Broadcasting Group will contribute this Note to the equity of the Issuer, directly, or indirectly through one or more of Nexstar Broadcasting Group's subsidiaries, and the Issuer will cancel this Note.

                (c) Taxes on Exchange. The Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of Class ______ Interests on exchange of this Note. The Issuer will not, however, be required to pay any income taxes of the Holder, and no such issue or delivery will be made unless and until the Person requesting such issue has paid to Nexstar Broadcasting Group the amount of any such tax or has established to the satisfaction of Nexstar Broadcasting Group that such tax has been paid.

        7. COVENANTS. So long as all or any portion of the Principal Amount or the Interest Amount remains unpaid, Nexstar Broadcasting Group will reserve and keep available at all times from its authorized and unissued membership interests, free from preemptive rights, solely for issuance upon the conversion of this Note, a sufficient number of Class Interests to permit conversion in full of this Note, and will take all actions which may be required so that such interests may, when issued upon any such conversion, be validly issued, fully paid and nonassessable.

        8. DEFINED TERMS. As used in this Note, the following capitalized terms have the following respective meanings:

                "Administrative Agent" means Bank of America, N.A., as Administrative Agent under each of the Credit Agreements, and any successor Administrative Agent thereunder.

                "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq.).

                "Business Day" means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

                                   Exhibit J-2

                "Credit Agreements" means, collectively, the Nexstar Credit Agreement and the Mission Credit Agreement.

                "Event of Default" shall be deemed to have occurred upon the occurrence of an Event of Default under Section 9.01 (f) or (g) of the Credit Agreement.

                "Loan Documents" has the meaning set forth in the Credit Agreements.

                "Maturity Date" means _________________________.

                "Mission Credit Agreement" means the Amended and Restated Credit Agreement dated as of February ___, 2003 by and among Mission Broadcasting, Inc., various Banks referred to therein, Bank of America, N.A., as Administrative Agent and as Issuing Bank, and Bear Stearns Corporate Lending, Inc., as Syndication Agent, as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

                "Nexstar Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of February ___, 2003 by and among Nexstar Finance, L.L.C., Nexstar Broadcasting Group and certain of its direct Subsidiaries, various Banks referred to therein, Bank of America, N.A., as Administrative Agent and as Issuing Bank, and Bear Stearns Corporate Lending, Inc., as Syndication Agent, Royal Bank of Canada, General Electric Capital Corporation, and Merrill Lynch Capital, Co-Documentation Agents, as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

                "Person" means any natural person, corporation, firm, trust, partnership, business trust, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

                "Reorganization" means any distribution of the assets of the Issuer upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Issuer or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of its assets or liabilities.

                "Senior Debt" means (i) all Obligations (as defined in the Nexstar Credit Agreement) (whether now outstanding or hereafter incurred), whether as obligor, guarantor or otherwise, whether on account of fees, indemnities, reimbursement obligations in respect of letters of credit, costs, expenses or otherwise, and (ii) amendments, restatements, supplements, renewals, extensions, increases, rearrangements and substitutions of any such Obligations described in the preceding clause (i).

                                   Exhibit J-2

                "Subordinated Debt" means the principal of and interest on the indebtedness evidenced by this Note (including any amendment, restatement, supplement, renewal, extension, increase, rearrangement or substitution thereof), and any and all other amounts payable in connection herewith, whether on account of fees, indemnities, costs, expenses or otherwise.

                "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose capital stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and
        (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

        9.      SUBORDINATION.

                (a) Agreement to Subordinate. The Issuer and the Holder hereby agree, for themselves and their respective successors and assigns, that the payment of the Subordinated Debt is and shall be expressly "subordinate and junior in right of payment" (as such phrase is defined below) to the prior payment in full of all Senior Debt to the extent and in the manner hereinafter set forth; provided, that notwithstanding anything contained in this Note to the contrary, the provisions of this Section 9 shall not in any way limit or interfere with the Issuer's right to repay Subordinated Debt pursuant to the terms of Section 8.10(l) of the Nexstar Credit Agreement.

                (b) Meaning of Subordinate and Junior in Right of Payment. "Subordinate and Junior in right of payment" shall mean that no holder of any part of the Subordinated Debt shall have any claim to the assets of the Issuer on a parity with or prior to the claim of any holder of any of the Senior Debt, whether such claim be made in connection with a Reorganization or otherwise. Unless and until the Senior Debt shall have been paid in full in cash and the Loan Documents and all commitments to provide Senior Debt thereunder shall have terminated (other than any indemnification and other expense reimbursement obligations under any Loan Documents which are not yet due and payable) shall have terminated, no holder of Subordinated Debt will take, retain, permit to exist, demand or receive from the Issuer, and the Issuer will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, (i) any payment of the whole or any part of the Subordinated Debt (whether in respect of principal, interest or any other amount, and whether prior to, at or after the scheduled maturity thereof), (ii) any security or collateral for the whole or any part of the Subordinated Debt or (iii) any guaranty of the whole or any part of the Subordinated Debt. The Issuer expressly agrees that it will not make any payment in respect of any of the Subordinated Debt, or take any other action, in contravention of the subordination provisions of this Note.

                                   Exhibit J-2

                (c) Payment of Senior Debt. For purposes of this Note, the Senior Debt shall not be deemed to have been paid in full until and unless the holders thereof shall have indefeasibly received payment in full in cash of the principal of, interest on and fees, costs and expenses and any and all other amounts payable in connection with the Senior Debt. The subordination provisions in this Note are for the benefit of and may be enforceable directly by the holders of Senior Debt, and each such holder shall be deemed to have acquired such Senior Debt in reliance upon such subordination provisions.

                (d) Limitations on Subordinated Debt. The Holder agrees that so long as any Senior Debt shall remain unpaid in cash and the Loan Documents and all commitments to provide Senior Debt thereunder shall not have terminated (other than any indemnification and other expense reimbursement obligations under any Loan Documents which are not yet due and payable), it will not exercise any rights it may have under this Note or any other document, instrument or agreement relating to the Subordinated Debt, or to accelerate, sue for or collect the obligations of the Issuer with respect to the Subordinated Debt, or to realize upon any assets of the Issuer or to attach, levy upon or execute against any assets of the Issuer, or to initiate any Reorganization of the Issuer.

                (e) Subordinated Debt Subordinated to Prior Payment of All Senior Debt on Reorganization, Sale of the Issuer; Etc. Subject to
        Section 9(b) above, upon any payment or distribution of all or any of the assets or securities of the Issuer of any kind or character, whether in cash, property or securities, whether made pursuant to a Reorganization relative to the Issuer or any of its properties or a distribution of proceeds of or upon sale of all or any part of the Issuer or any of its subsidiaries or any of their respective assets, then in such event:

                        (i) the holders of Senior Debt shall be entitled to receive payment in full in cash as provided herein of all amounts due or to become due on or in respect of all Senior Debt before any payment is made on account of or applied to the Subordinated Debt;

                        (ii) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (including any payment or other distribution that may be payable by reason of the payment of any other indebtedness of the Issuer being subordinated to the payment of Subordinated
                Debt), to which the holders of Subordinated Debt would be entitled except for the subordination provisions of this Note, shall be paid or delivered by any debtor, custodian, receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the Administrative Agent, on behalf of the holders of Senior Debt, for application to the payment or prepayment of all such Senior Debt remaining unpaid to the extent necessary to pay all such Senior Debt in full in cash, after giving effect to any concurrent payment or distribution to such holders of Senior Debt; and

                        (iii) in the event that, notwithstanding the foregoing subordination provisions of this Note, any holder of Subordinated Debt shall have received any

                                   Exhibit J-2
                payment or distribution with respect to Subordinated Debt contrary to such foregoing subordination provisions, then and in such event such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by such holder of Subordinated Debt to the Administrative Agent, on behalf of the holders of Senior Debt, for application to the payment or prepayment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full, after giving effect to any concurrent payment or distribution to such holders of Senior Debt.

                (f) Attorney-in-Fact. In the event of a Reorganization, if any holder of Subordinated Debt has not filed any claim, proof of claim or other instrument of similar character with respect to Subordinated Debt held by such holder within 20 days before the expiration of the time to file the same, the Administrative Agent on behalf of any holder of Subordinated Debt may, as an attorney-in-fact for such holder of Subordinated Debt, file, any claim, proof of claim or other instrument of similar character on behalf of such holder of Subordinated Debt, and each holder of Subordinated Debt hereby appoints the Administrative Agent as an attorney-in-fact for such holder of Subordinated Debt, to so file any claim, proof of claim or such other instrument of similar character. Each holder of Subordinated Debt ratifies all that the Administrative Agent, as said attorney-in-fact, shall lawfully do or cause to be done by virtue hereof and not in contravention of the terms hereof. The power of attorney granted in this paragraph (f) is a power coupled with an interest and shall be irrevocable.

                (g) Holders of Subordinated Debt to be Subrogated to Rights of Holders of Senior Debt. Subject to the indefeasible payment in full in cash of all Senior Debt, the holders of Subordinated Debt shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Issuer made on account of the Senior Debt until all amounts payable in respect of the Subordinated Debt shall be paid in full, and for purposes of such subrogation, no payment or distribution to the holders of Senior Debt of assets, whether in cash, property or securities, distributable to the holders of Senior Debt under the provisions hereof to which the holders of the Subordinated Debt would be entitled except for the subordination provisions of this Note, and no payment pursuant to the subordination provisions of this Note to the holders of Senior Debt by the holders of the Subordinated Debt shall, as between the Issuer, its creditors other than the holders of Senior Debt, and the holders of the Subordinated Debt, be deemed to be a payment by the Issuer to or on account of such Senior Debt, it being understood that the subordination provisions of this Note are, and are intended, solely for the purpose of defining the relative rights of the holders of the Subordinated Debt, on the one hand, and the holders of Senior Debt, on the other hand.

                (h) Modifications to Subordinated Debt. So long as any Senior Debt remains unpaid or the Loan Documents and all commitments to provide Senior Debt thereunder shall not have been terminated, the Issuer and the holders of Subordinated Debt will not (i) establish a sinking fund for the payment or prepayment of or otherwise arrange for the defeasance of any Subordinated Debt, or (ii) amend, modify or alter in any

                                   Exhibit J-2
        way the terms of the Subordinated Debt or any document, agreement, instrument or certificate relating thereto. Each holder of Subordinated Debt agrees that it will not challenge, object to or in any respect inhibit or otherwise interfere with the enforcement by the Administrative Agent or any holder of Senior Debt of any of their rights or remedies in respect of the Senior Debt.

                (i) No Liability to Holders of Subordinated Debt. Neither the Administrative Agent nor any holder of Senior Debt shall have any liability whatsoever to any holder of Subordinated Debt with respect to, and each holder of Subordinated Debt waives any claim or defense which it may now or hereafter have against the Administrative Agent or any holder of Senior Debt arising from (i) any and all actions which the Administrative Agent or the holders of Senior Debt take or omit to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens upon any collateral securing any of the Senior Debt, actions with respect to the occurrence of any default under any Senior Debt, actions with respect to the foreclosure upon, sale, release of, depreciation of or failure to realize upon any of such collateral, and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other Person) with respect to the Senior Debt or the valuation, use, protection or release of any collateral now or hereafter securing same other than actions that involve the gross negligence or willful misconduct of the Administrative Agent or any holder of the Senior Debt;
        (ii) any right, now or hereafter existing, to require the Administrative Agent or the holders of Senior Debt to proceed against or exhaust any collateral at any time securing the Senior Debt or to marshal any assets in favor of any holder of Subordinated Debt; (iii) any notice of the incurrence or increase of Senior Debt, it being understood that the Administrative Agent or the holders of Senior Debt may make advances now or hereafter relating to the Senior Debt, without notice to or authorization from the holders of Subordinated Debt, in reliance upon the agreements set forth in this Note, including but not limited to the provisions of paragraph (j) below; or (iv) any defense based upon or arising by reason of (A) any disability or other defense of the Issuer or any other Person or entity, or (B) any lack of authority of any agent or any other Person or entity acting or purporting to act on behalf of the Issuer or any holder of Subordinated Debt, or (C) any failure by the Administrative Agent or any holder of Senior Debt to properly perfect any Lien in any asset securing or intended to secure all or any portion of the Senior Debt.

                (j) Amendments to Senior Debt. The Administrative Agent and/or the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the holders of Subordinated Debt, without incurring responsibility to such holders of Subordinated Debt, and without impairing or releasing any of their rights, or any of the obligations of such holders of Subordinated Debt hereunder, do any of the following:

                        (i) change the amount, manner, place, or terms of payment or change or extend the time of payment of or increase, renew or alter the Senior Debt, or any part thereof, or enter into or amend in any manner any agreement (including

                                   Exhibit J-2
                any related loan agreement, promissory notes and collateral documents) relating to the Senior Debt;

                        (ii) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Senior Debt, or any part thereof;

                        (iii) release anyone liable in any manner for the payment or collection of the Senior Debt, or any part thereof or waive any rights against any Person;

                        (iv) exercise or refrain from exercising any rights against any of the Credit Parties and others; and

                        (v) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

                (k) Legend. Each holder of Subordinated Debt will advise each future holder or owner of Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth herein, and will place a legend on each note issued in exchange or substitution for this Note (whether upon transfer or otherwise), and on any other note, instrument, agreement and/or document evidencing or related to the Subordinated Debt, indicating that such note, instrument, agreement and/or document is subject to the foregoing subordination provisions, and that by accepting or holding such other note, instrument, agreement and/or document, each holder or owner is bound by the terms of such subordination provisions to the same extent that the Holder is bound.

        10. AMENDMENT AND WAIVER. The provisions of this Note may be modified, amended or waived, and the Issuer or Nexstar Broadcasting Group may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the prior written consent of the Holder.

        11. REMEDIES. The Holder will have all rights and remedies set forth in this Note and all rights and remedies which the Holder has under any law. Any Person having any rights under any provision of this Note will be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any such provision and to exercise all other rights granted by law. All such rights and remedies will be cumulative and non exclusive, and may be exercised singularly or concurrently. One or more successive actions may be brought against the Issuer and/or Nexstar Broadcasting Group, as the case may be, either in the same action or in separate actions, as often as the Holder deems advisable, until the Total Amount of this Note has been paid in full.

        12. SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Note by or on behalf of the Issuer, Nexstar Broadcasting Group or the Holder will bind and inure to the benefit of their respective successors and assigns whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Note

                                   Exhibit J-2
which are for the benefit of the Holder are also for the benefit of, and enforceable by, any subsequent Holder.

        13. SEVERABILITY. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

        14. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Note are inserted for convenience only and do not constitute a substantive part of this Note. The use of the word "including" in this Note is by way of example rather than by limitation.

        15. JURISDICTION AND VENUE. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE ISSUER OR NEXSTAR BROADCASTING GROUP WITH RESPECT TO THIS NOTE OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK, NEW YORK AND BY EXECUTION AND DELIVERY OF THIS NOTE EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVES ANY CLAIM THAT NEW YORK, NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP DESIGNATES AND APPOINTS CORPORATION SERVICE COMPANY (AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, WITH THE CONSENT OF THE HOLDER) TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE ISSUER AND NEXSTAR BROADCASTING GROUP TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED WILL BE MAILED BY REGISTERED MAIL TO THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, AT ITS CHIEF EXECUTIVE OFFICE, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY WILL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE ISSUER OR NEXSTAR BROADCASTING GROUP IN THE COURTS OF ANY OTHER JURISDICTION. TO THE EXTENT PROVIDED BY LAW, SHOULD THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS

                                   Exhibit J-2

PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, WILL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE ISSUER OR NEXSTAR BROADCASTING GROUP, AS THE CASE MAY BE, AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS THE CHOICE OF FORUM FOR THE ISSUER AND NEXSTAR BROADCASTING GROUP SET FORTH IN THIS SECTION 15 WILL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY THE HOLDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY THE HOLDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

        16. WAIVER OF RIGHT TO JURY TRIAL. THE HOLDER, THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Note or any other agreement contemplated hereby or the validity, protection, interpretation, collection or enforcement thereof; AND EACH OF THE ISSUER AND NEXSTAR BROADCASTING GROUP HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or crossclaim would permanently preclude the prosecution of or recovery upon same. Notwithstanding anything contained in this Note to the contrary, no claim may be made by the Issuer or Nexstar Broadcasting Group against the Holder for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated by or consummated in connection with the loans described herein or the issuance of this Note or any act, omission or event occurring in connection therewith; and each of the Issuer and Nexstar Broadcasting Group hereby waives, release and agree not to sue upon any such claim for any such damages. THE ISSUER, NEXSTAR BROADCASTING GROUP AND THE HOLDER AGREE THAT THIS SECTION 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND ACKNOWLEDGE THAT THE INITIAL HOLDER NAMED IN THIS NOTE WOULD NOT HAVE ACCEPTED THIS NOTE IF THIS SECTION 15 WERE NOT PART OF THIS NOTE.

        17. TIME OF ESSENCE. Time is of the essence for the performance by the Issuer and Nexstar Broadcasting Group of the obligations set forth in this Note.

        18. CANCELLATION. After the entire Total Amount of this Note has been paid in full, this Note will be surrendered to the Issuer for cancellation and will not be reissued; provided that such cancellation will not adversely affect any provisions of this Note which by its terms may apply after such payment in full.

                                   Exhibit J-2

        19. GOVERNING LAW. This Note will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

        20. TRANSFER. The owner of this Note is the Holder, with respect to principal and interest. Transfer of this Note may be effected by the Holder only by surrender of this Note to the Issuer and either reissuance by the Issuer of this Note to a new holder or holders or the issuance of a new Note to the new holder or holders. It is intended that interest paid on this Note qualify for the exemption from U.S. withholding tax as a portfolio debt instrument under
Section 871(h) and 881 (c) of the Internal Revenue Code.

        The Issuer has executed and delivered this Note as of the date first above written.

                                        NEXSTAR FINANCE HOLDINGS, INC.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

        By their execution hereinbelow, the Holder and Nexstar Broadcasting Group each consent and agree to be bound by the provisions of this Note applicable to them.

                                        [ABRY FUNDS]


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        NEXSTAR BROADCASTING GROUP, INC.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                   Exhibit J-2

                                                                     EXHIBIT K-1

                  FORM OF RATIFICATION AND ASSUMPTION AGREEMENT
                         (NEXSTAR BROADCAST GROUP, INC.)

        THIS RATIFICATION AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of __________ ___, 20__, is made by NEXSTAR BROADCASTING GROUP, INC., a Delaware corporation ("Group"), in favor of the Guaranteed Parties (as defined in the Parent Guaranty Agreements and Nexstar Guaranty of Mission Obligations described in Recital B below).

                                    RECITALS:

        A. Nexstar Finance, L.L.C., a Delaware limited liability company, Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Ultimate Parent"), the other Subsidiaries of the Ultimate Parent parties thereto, the several Banks parties thereto, Bank of America, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent") and Bear Stearns Corporate Lending, Inc., as Syndication Agent, entered into that certain Second Amended and Restated Credit Agreement dated as of February 13, 2003 (the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

        B. The Ultimate Parent and other Parent Guarantors are also parties to
(i) the Parent Guaranty Agreements, (ii) the Nexstar Guaranty of Mission Obligations, and (iii) certain Security Documents and other Loan Documents executed and delivered in connection with such Guaranty Agreements.

        C. Effective as of even date herewith, the Parent Guarantors other than Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. (collectively, the "Merged Entities") merged with and into Group, with Group being the surviving Person of such mergers (collectively, the "Parent Mergers").

        D. In order to obtain the consent of the Banks and Mission Banks to the Parent Mergers, Group is required, among other things, to expressly assume the obligations of the Merged Entities under, and ratify the effectiveness of, the Guaranty Agreements and the other Loan Documents executed and delivered by the Merged Entities in connection with the Credit Agreement and the Mission Credit Agreement.

        E. Group is executing and delivering this Agreement in order to satisfy such requirements.

        NOW, THEREFORE, in consideration of the foregoing and to induce the Administrative Agent, the Banks and the Mission Banks to consent to the Parent Mergers, Group hereby agrees as follows:

        1.      Assumption of Liabilities.

                (a) As the successor by merger to each Merged Entity, Group hereby expressly assumes all indebtedness, liabilities and obligations of each Merged Entity under the Guaranty Agreements and other Loan Documents to which such Merged Entity is a party.

                (b) Any and all Liens, encumbrances, collateral, security interests, UCC financing statements, transfers and any and all assignments of any right, claim or interest in and to property of any nature whatsoever heretofore given or granted to any of the Guaranteed Parties by any of the Merged Entities are expressly assumed by Group, and shall continue without interruption, in full force and effect, surviving the Parent Mergers and shall apply to any and all such property (i) owned by the Merged Entities prior to the Parent Mergers,
        (ii) acquired by Group as a result of the Parent Mergers, or (iii) acquired hereafter by Group.

        2. Ratification of Loan Documents. Group hereby adopts, ratifies and confirms all of the Loan Documents executed by the Merged Entities and shall be substituted as a party to all such Loan Documents with the same force and effect as if Group were originally a party thereto.

        3. Representations and Warranties. To induce the Administrative Agent, the Banks and the Mission Banks to consent to the Parent Mergers, Group represents and warrants to the Administrative Agent, the Banks and the Mission Banks as follows:

                (a) Existence; Compliance with Law. Group (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has the corporate power and authority, legal right and all governmental licenses, authorizations, consents and approvals to own (or hold under lease) and operate its property or assets and conduct the business in which it is currently engaged except, with respect only to such legal right and governmental licenses, authorizations, consents and approvals, where the failure to possess any such legal right or governmental license, authorization, consent or approvals could not reasonably be expected to have a Material Adverse Effect; (c) has the corporate power and authority, legal right and all governmental licenses, authorizations, consents and approvals to execute, deliver, and perform its obligations under the Loan Documents to which it is a party (whether by assumption or otherwise); (d) is duly qualified to do business as a foreign entity, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect; (e) is in compliance, in all material respects, with all Requirements of Law; and (f) has filed Certificates of Merger with the Delaware Secretary of State effecting the Parent Mergers and has delivered a certified copy of each such Certificate of Merger to the Administrative Agent.

                (b) Authorization; No Contravention. The execution, delivery and performance by Group of this Agreement and performance by Group of its obligations under the Loan Documents to which it is a party (whether by assumption or otherwise) have been duly authorized by all necessary corporate action and do not and will not (i)

                                   Exhibit K-1
        contravene the terms of any Charter Documents of Group, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which Group is a party (other than Liens under the Loan Documents assumed and ratified by Group pursuant to this Agreement) or any order, injunction, writ or decree of any Governmental Authority to which Group is a party or its property is subject, or (iii) violate any Requirement of Law.

                (c) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement or any other Loan Document, except that (i) certain of the Loan Documents may have to be filed with the FCC after the effective date hereof and
        (ii) the prior approval of the FCC may be required for the Banks to exercise certain of their rights with respect to the Stations.

                (d) No Default. No Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

                (e) Binding Effect. This Agreement, the Credit Agreement and each other Loan Document to which Group is a party (whether by assumption or otherwise) constitute the legal, valid and binding obligations of Group, enforceable against Group in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

                (f) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, both before and after giving effect to the Parent Mergers, as if such representations and warranties were being made on and as of the date hereof.

                (g) Perfection of Liens. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by the Merged Entities to the Collateral Agent and hereby assumed by Group in respect of the Collateral owned by Group have been accomplished and the Liens and security interests granted to the Collateral Agent pursuant to the Security Documents in and to such Collateral constitute a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (other than Liens permitted by the Credit Agreement), and will be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a

                                   Exhibit K-1
        financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or the United States Copyright Office.

                (h) Chief Executive Office; Records. The chief place of business and chief executive office of Group and the office where Group keeps the originals of all documents evidencing all Accounts, Contract Rights and Trade Secret Rights (as each such term is defined in the Security Agreement) of Group and the only original books of account and records of Group relating thereto are, and will continue to be, kept at such chief executive office located at the address specified on Schedule A attached hereto. The organizational number of Group is as set forth on Schedule A attached hereto. Group does not have or operate under, nor has had or operated under, in any jurisdiction since July 1, 1996, any name except its legal name as set forth on the signature page hereto or such other names specified on Schedule A attached hereto, nor has Group ever been organized under the laws of any jurisdiction other than the State of Delaware.

                (i) Marks. Group is the true and lawful owner of, or otherwise has the right to use, the Marks (as such term is defined in the Security Agreement) listed on Schedule B hereto and said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office that such Group now owns. Group represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Group further warrants that it is aware of no third-party claim that any aspect of Group's present or contemplated business operations infringes or will infringe any Mark or trade name. Group represents and warrants that it is the beneficial and record owner of all United States registrations and applications listed on Schedule B hereto and that said registrations are valid and subsisting, have not been canceled and that Group is not aware of any third-party claim that any of said registrations are invalid or unenforceable or is not aware that there is any reason that any of said applications will not pass to registration.

                (j) Licenses and Assignments. Except as otherwise permitted by the Credit Agreement and other than the license agreements listed on Schedule C hereto, Group agrees not to divest itself of any right under any Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

                (k) Trade Secret Rights; Patents; Copyrights. Group is the true and lawful owner of all rights in (a) all Trade Secret Rights (as such term is defined in the Security Agreement), (b) the Patents (as such term is defined in the Security Agreement) listed on Schedule D hereto and (c) the Copyrights (as such term is defined in the Security Agreement) listed on Schedule E hereto. Said Patents constitute all the United States patents and applications for patents that Group now owns or is licensed to use and said Copyrights constitute all the United States registered copyrights that Group now owns. Group represents and warrants that it owns or is licensed to use all Patents and Copyrights that it now owns or uses. Group further warrants that it has no knowledge of any third-party claim that any aspect of Group's present or contemplated business operations infringes or will infringe any patent or any copyright or misappropriates any trade secret or proprietary information.

                (l) Stock. All of the Stock (as such term is defined in the Pledge and Security Agreement) owned by Group on the date hereof is described on Schedule F hereto, which Stock consists of the number and class of Stock and constitutes the percentage ownership of each class of Stock of the relevant Pledged Corporation (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

                (m) Notes. All of the Notes (as such term is defined in the Pledge and Security Agreement) owned by Group on the date hereof are described on Schedule F hereto.

                (n) Partnership Interests. All of the Partnership Interests (as such term is defined in the Pledge and Security Agreement) owned by Group on the date hereof are described on Schedule F hereto, which Partnership Interests consist of the number and class of Partnership Interests and constitute the percentage ownership of each class of Partnership Interests of the relevant Pledged Partnership (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

                (o) LLC Interests. All of the LLC Interests (as such term is defined in the Pledge and Security Agreement) held by Group on the date hereof are described on Schedule F hereto, which LLC Interests consist of the number and class of LLC Interests and constitute the percentage ownership of each class of LLC Interests of the relevant Pledged Limited Liability Company (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

        5. Further Assurances. Group agrees to execute and deliver to Administrative Agent any and all documents requested by Administrative Agent and reasonably necessary to continue, without interruption, the Liens and security interests described in the Security Documents hereby assumed and ratified by Group, including, without limitation, UCC financing statements and amendments to reflect the Parent Mergers.

        6. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

                                   Exhibit K-1

        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer effective as of the date first written above.

                                                NEXSTAR BROADCASTING GROUP, INC.


                                                By:
                                                   ---------------------------
                                                Name:
                                                Title:

                                   Exhibit K-1

                                   SCHEDULE A
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

           CHIEF EXECUTIVE OFFICE; ORGANIZATIONAL NUMBER; OTHER NAMES

                                   Exhibit K-1

                                   SCHEDULE B
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

A.      SCHEDULE OF U.S. TRADEMARK REGISTRATIONS

      REGISTERED MARK               REGISTRATION NO.        REGISTRATION DATE
---------------------------  ----------------------------  ---------------------

B. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF USE IN COMMERCE UNDER 17 U.S.C. Section 1051(a)

           MARK                      SERIAL NO.                 FILING DATE
---------------------------  ----------------------------  ---------------------

C. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF INTENT TO USE THE MARK IN COMMERCE UNDER 17 U.S.C. Section 1051(b)

           MARK                      SERIAL NO.                 FILING DATE
---------------------------  ----------------------------  ---------------------

                                   Exhibit K-1

                                   SCHEDULE C
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                       LICENSE AGREEMENTS AND ASSIGNMENTS

                                   Exhibit K-1

                                   SCHEDULE D
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                            PATENTS AND APPLICATIONS

      Patent Number                 Date Issued                   Title
---------------------------  ----------------------------  ---------------------

                                   Exhibit K-1

                                   SCHEDULE E
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                           COPYRIGHTS AND APPLICATIONS

                                   Exhibit K-1

                                   SCHEDULE F
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                        DESCRIPTION OF PLEDGED COLLATERAL

I.      Pledged Stock

                     Class         Stock       Percentage      Number
     Stock            of        Certificate       of             Of       Par
     Issuer          Stock         No(s).       Ownership      Shares    Value
-----------------  -----------  ------------  -------------  --------- --------

II.     Notes

                  Maker                                    Principal Amount
---------------------------------------------------    -------------------------

III.     Partnership Interests

 Pledged Partnership     Percentage of Ownership   Class of Partnership Interest
                                                         (if applicable)
----------------------   ------------------------  ----------------------------

----------------------   ------------------------  ----------------------------

IV.      LLC Interests

   Pledged Limited Liability
        Company                Percentage of Ownership   Class of LLC Interest
----------------------------- ------------------------   ---------------------

                                   Exhibit K-1

                                                                     EXHIBIT K-2

                  FORM OF RATIFICATION AND ASSUMPTION AGREEMENT
                        (NEXSTAR FINANCE HOLDINGS, INC.)

        THIS RATIFICATION AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of __________ ___, 20__, is made by NEXSTAR FINANCE HOLDINGS, INC., a Delaware corporation ("Holdings"), in favor of the Guaranteed Parties (as defined in the Guaranty Agreements described in Recital B below).

                                    RECITALS:

        A. Nexstar Finance, L.L.C., a Delaware limited liability company, Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Ultimate Parent"), Nexstar Finance Holdings, L.L.C. ("Holdings LLC"), Holdings, the other Subsidiaries of the Ultimate Parent parties thereto, the several Banks parties thereto, Bank of America, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent") and Bear Stearns Corporate Lending, Inc., as Syndication Agent, entered into that certain Second Amended and Restated Credit Agreement dated as of February 13, 2003 (the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

        B. Holdings LLC is a party to (i) a Parent Guaranty Agreements, (ii) the Nexstar Guaranty of Mission Obligations, and (iii) certain Security Documents and other Loan Documents executed and delivered in connection with such Guaranty Agreements.

        C. Effective as of even date herewith, Holdings LLC merged with and into Holdings, with Holdings being the surviving Person of such mergers (the "Holdco Merger").

        D. In order to obtain the consent of the Banks and Mission Banks to the Holdco Merger, Holdings is required, among other things, to expressly assume the obligations of Holdings LLC under, and ratify the effectiveness of, the Guaranty Agreements referred to in Recital B and the other Loan Documents executed and delivered by Holdings LLC in connection with the Credit Agreement and the Mission Credit Agreement.

        E. Holdings is executing and delivering this Agreement in order to satisfy such requirements.

        NOW, THEREFORE, in consideration of the foregoing and to induce the Administrative Agent, the Banks and the Mission Banks to consent to the Holdco Merger, Holdings hereby agrees as follows:

                                   Exhibit K-2

        1. Assumption of Liabilities.

        (a)     As the successor by merger to Holdings LLC, Holdings hereby expressly assumes all indebtedness, liabilities and obligations of Holdings LLC under the Guaranty Agreements and other Loan Documents to which Holdings LLC is a party.

        (b) Any and all Liens, encumbrances, collateral, security interests, UCC financing statements, transfers and any and all assignments of any right, claim or interest in and to property of any nature whatsoever heretofore given or granted to any of the Guaranteed Parties by Holdings LLC are expressly assumed by Holdings, and shall continue without interruption, in full force and effect, surviving the Holdco Merger and shall apply to any and all such property
(i) owned by Holdings LLC prior to the Holdco Merger, (ii) acquired by Holdings as a result of the Holdco Merger, or (iii) acquired hereafter by Holdings.

        2. Ratification of Loan Documents. Holdings hereby adopts, ratifies and confirms all of the Loan Documents executed by Holdings LLC and shall be substituted as a party to all such Loan Documents with the same force and effect as if Holdings were originally a party thereto.

        3. Representations and Warranties. To induce the Administrative Agent, the Banks and the Mission Banks to consent to the Holdco Merger, Holdings represents and warrants to the Administrative Agent, the Banks and the Mission Banks as follows:

                (a) Existence; Compliance with Law. Holdings (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has the corporate power and authority, legal right and all governmental licenses, authorizations, consents and approvals to own (or hold under lease) and operate its property or assets and conduct the business in which it is currently engaged except, with respect only to such legal right and governmental licenses, authorizations, consents and approvals, where the failure to possess any such legal right or governmental license, authorization, consent or approvals could not reasonably be expected to have a Material Adverse Effect; (c) has the corporate power and authority, legal right and all governmental licenses, authorizations, consents and approvals to execute, deliver, and perform its obligations under the Loan Documents to which it is a party (whether by assumption or otherwise); (d) is duly qualified to do business as a foreign entity, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect; (e) is in compliance, in all material respects, with all Requirements of Law; and (f) has filed a Certificate of Merger with the Delaware Secretary of State effecting the Holdco Merger and has delivered a certified copy of such Certificate of Merger to the Administrative Agent.

                (b) Authorization; No Contravention. The execution, delivery and performance by Holdings of this Agreement and performance by Holdings of its obligations under the Loan Documents to which it is a party (whether by assumption or

                                   Exhibit K-2
        otherwise) have been duly authorized by all necessary corporate action and do not and will not (i) contravene the terms of any Charter Documents of Holdings, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which Holdings is a party (other than Liens under the Loan Documents assumed and ratified by Holdings pursuant to this Agreement) or any order, injunction, writ or decree of any Governmental Authority to which Holdings is a party or its property is subject, or (iii) violate any Requirement of Law.

                (c) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement or any other Loan Document, except that (i) certain of the Loan Documents may have to be filed with the FCC after the effective date hereof and
        (ii) the prior approval of the FCC may be required for the Banks to exercise certain of their rights with respect to the Stations.

                (d) No Default. No Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

                (e) Binding Effect. This Agreement, the Credit Agreement and each other Loan Document to which Holdings is a party (whether by assumption or otherwise) constitute the legal, valid and binding obligations of Holdings, enforceable against Holdings in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

                (f) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, both before and after giving effect to the Holdco Merger, as if such representations and warranties were being made on and as of the date hereof.

                (g) Perfection of Liens. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by Holdings LLC to the Collateral Agent and hereby assumed by Holdings in respect of the Collateral owned by Holdings have been accomplished and the Liens and security interests granted to the Collateral Agent pursuant to the Security Documents in and to such Collateral constitute a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (other than Liens permitted by the Credit Agreement), and will be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in

                                   Exhibit K-2
        any relevant jurisdiction to perfected security interests, in each case to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or the United States Copyright Office.

                (h) Chief Executive Office; Records. The chief place of business and chief executive office of Holdings and the office where Holdings keeps the originals of all documents evidencing all Accounts, Contract Rights and Trade Secret Rights (as each such term is defined in the Security Agreement) of Holdings and the only original books of account and records of Holdings relating thereto are, and will continue to be, kept at such chief executive office located at the address specified on Schedule A attached hereto. The organizational number of Holdings is as set forth on Schedule A attached hereto. Holdings does not have or operate under, nor has had or operated under, in any jurisdiction since July 1, 1996, any name except its legal name as set forth on the signature page hereto or such other names specified on Schedule A attached hereto, nor has Holdings ever been organized under the laws of any jurisdiction other than the State of Delaware.

                (i) Marks. Holdings is the true and lawful owner of, or otherwise has the right to use, the Marks (as such term is defined in the Security Agreement) listed on Schedule B hereto and said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office that Holdings now owns. Holdings represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Holdings further warrants that it is aware of no third-party claim that any aspect of Holdings' present or contemplated business operations infringes or will infringe any Mark or trade name. Holdings represents and warrants that it is the beneficial and record owner of all United States registrations and applications listed on Schedule B hereto and that said registrations are valid and subsisting, have not been canceled and that Holdings is not aware of any third-party claim that any of said registrations are invalid or unenforceable or is not aware that there is any reason that any of said applications will not pass to registration.

                (j) Licenses and Assignments. Except as otherwise permitted by the Credit Agreement and other than the license agreements listed on Schedule C hereto, Holdings agrees not to divest itself of any right under any Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

                (k) Trade Secret Rights; Patents; Copyrights. Holdings is the true and lawful owner of all rights in (a) all Trade Secret Rights (as such term is defined in the Security Agreement), (b) the Patents (as such term is defined in the Security Agreement) listed on Schedule D hereto and (c) the Copyrights (as such term is defined in the Security Agreement) listed on Schedule E hereto. Said Patents constitute all the United States patents and applications for patents that Holdings now owns or is licensed to use and said Copyrights constitute all the United States registered copyrights that Holdings now owns. Holdings represents and warrants that it owns or is licensed to use all Patents and

                                   Exhibit K-2

        Copyrights that it now owns or uses. Holdings further warrants that it has no knowledge of any third-party claim that any aspect of Holdings' present or contemplated business operations infringes or will infringe any patent or any copyright or misappropriates any trade secret or proprietary information.

                (l) Stock. All of the Stock (as such term is defined in the Pledge and Security Agreement) owned by Holdings on the date hereof is described on Schedule F hereto, which Stock consists of the number and class of Stock and constitutes the percentage ownership of each class of Stock of the relevant Pledged Corporation (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

                (m) Notes. All of the Notes (as such term is defined in the Pledge and Security Agreement) owned by Holdings on the date hereof are described on Schedule F hereto.

                (n) Partnership Interests. All of the Partnership Interests (as such term is defined in the Pledge and Security Agreement) owned by Holdings on the date hereof are described on Schedule F hereto, which Partnership Interests consist of the number and class of Partnership Interests and constitute the percentage ownership of each class of Partnership Interests of the relevant Pledged Partnership (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

                (o) LLC Interests. All of the LLC Interests (as such term is defined in the Pledge and Security Agreement) held by Holdings on the date hereof are described on Schedule F hereto, which LLC Interests consist of the number and class of LLC Interests and constitute the percentage ownership of each class of LLC Interests of the relevant Pledged Limited Liability Company (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

        5. Further Assurances. Holdings agrees to execute and deliver to Administrative Agent any and all documents requested by Administrative Agent and reasonably necessary to continue, without interruption, the Liens and security interests described in the Security Documents hereby assumed and ratified by Holdings, including, without limitation, UCC financing statements and amendments to reflect the Holdco Merger.

        6. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

                                   Exhibit K-2

        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer effective as of the date first written above.

                                             NEXSTAR FINANCE HOLDINGS, INC.

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                   Exhibit K-2

                                   SCHEDULE A
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

           CHIEF EXECUTIVE OFFICE; ORGANIZATIONAL NUMBER; OTHER NAMES

                                   Exhibit K-2

                                   SCHEDULE B
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

A.      SCHEDULE OF U.S. TRADEMARK REGISTRATIONS

     REGISTERED MARK             REGISTRATION NO.          REGISTRATION DATE
-------------------------- --------------------------- -------------------------

B. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF USE IN COMMERCE UNDER 17 U.S.C. Section 1051(a)

           MARK                     SERIAL NO.                FILING DATE
-------------------------- --------------------------- -------------------------

C. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF INTENT TO USE THE MARK IN COMMERCE UNDER 17 U.S.C. Section 1051(b)

           MARK                     SERIAL NO.                FILING DATE
-------------------------- --------------------------- -------------------------

                                   Exhibit K-2

                                   SCHEDULE C
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                       LICENSE AGREEMENTS AND ASSIGNMENTS

                                   Exhibit K-2

                                   SCHEDULE D
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                            PATENTS AND APPLICATIONS

       Patent Number               Date Issued                   Title
-------------------------- --------------------------- -------------------------

                                   Exhibit K-2

                                   SCHEDULE E
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                           COPYRIGHTS AND APPLICATIONS

                                   Exhibit K-2

                                   SCHEDULE F
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                        DESCRIPTION OF PLEDGED COLLATERAL

I.      Pledged Stock

                     Class         Stock       Percentage      Number
     Stock            of        Certificate       of             Of       Par
     Issuer          Stock         No(s).       Ownership      Shares    Value
-----------------  -----------  ------------  -------------  --------- --------

II.     Notes

                  Maker                                    Principal Amount
---------------------------------------------------    -------------------------

III.     Partnership Interests

 Pledged Partnership     Percentage of Ownership   Class of Partnership Interest
                                                         (if applicable)
----------------------   ------------------------  ----------------------------

----------------------   ------------------------  ----------------------------

IV.      LLC Interests

   Pledged Limited Liability
        Company                Percentage of Ownership   Class of LLC Interest
----------------------------- ------------------------   ---------------------

                                   Exhibit K-2

                                                                     EXHIBIT K-3

                  FORM OF RATIFICATION AND ASSUMPTION AGREEMENT

                             (NEXSTAR FINANCE, INC.)

        THIS RATIFICATION AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of __________ ___, 20__,, is made by NEXSTAR FINANCE, INC., a Delaware corporation ("Finance"), in favor of the Banks (as defined in the Credit Agreement described in Recital A below) and the Guaranteed Parties (as defined in the Nexstar Guaranty of Mission Obligations described in Recital B below).

                                    RECITALS:

        A. Nexstar Finance, L.L.C., a Delaware limited liability company (the "Borrower"), Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Ultimate Parent"), Finance, the other Subsidiaries of the Ultimate Parent parties thereto, the several Banks parties thereto, Bank of America, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), and Bear Stearns Corporate Lending, Inc., as Syndication Agent, entered into that certain Second Amended and Restated Credit Agreement dated as of February 13, 2003 (the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

        B. The Borrower is also a party to (i) certain promissory notes executed and delivered pursuant to Section 2.02(b) of the Credit Agreement, (ii) the Nexstar Guaranty of Mission Obligations, and (ii) certain Security Documents and other Loan Documents executed and delivered in connection with the Borrower's Obligations under the Credit Agreement, such notes and such Guaranty Agreement.

        C. Effective as of even date herewith, the Borrower merged with and into Finance, with Finance being the surviving Person of such merger (the "Borrower Merger").

        D. In order to obtain the consent of the Banks and Mission Banks to the Borrower Merger, Finance is required, among other things, to expressly assume the obligations of the Borrower under, and ratify the effectiveness of, the Credit Agreement, such promissory notes, the Nexstar Guaranty of Mission Obligations and the other Loan Documents executed and delivered by the Borrower in connection with the Credit Agreement and the Mission Credit Agreement.

        E. Finance is executing and delivering this Agreement in order to satisfy such requirements.

        NOW, THEREFORE, in consideration of the foregoing and to induce the Administrative Agent, the Banks and the Mission Banks to consent to the Borrower Merger, Finance hereby agrees as follows:

                                  Exhibit K-3

        1.      Assumption of Liabilities.

                (a) As the successor by merger to the Borrower, Finance hereby expressly assumes all indebtedness, liabilities and obligations of the Borrower under the Credit Agreement, the promissory notes executed and delivered in connection therewith, the Nexstar Guaranty of Mission Obligations and the other Loan Documents to which the Borrower is a party.

                (b) Any and all Liens, encumbrances, collateral, security interests, UCC financing statements, transfers and any and all assignments of any right, claim or interest in and to property of any nature whatsoever heretofore given or granted to the Banks or any of the other Guaranteed Parties by the Borrower are expressly assumed by Finance, and shall continue without interruption, in full force and effect, surviving the Borrower Merger and shall apply to any and all such property (i) owned by the Borrower prior to the Borrower Merger, (ii) acquired by Finance as a result of the Borrower Merger, or
(iii) acquired hereafter by Finance.

        2. Ratification of Loan Documents. Finance hereby adopts, ratifies and confirms all of the Loan Documents executed by the Borrower and shall be substituted as a party to all such Loan Documents with the same force and effect as if Finance were originally a party thereto.

        3. Representations and Warranties. To induce the Administrative Agent, the Banks and the Mission Banks to consent to the Borrower Merger, Finance represents and warrants to the Administrative Agent, the Banks and the Mission Banks as follows:

                (a) Existence; Compliance with Law. Finance (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has the corporate power and authority, legal right and all governmental licenses, authorizations, consents and approvals to own (or hold under lease) and operate its property or assets and conduct the business in which it is currently engaged except, with respect only to such legal right and governmental licenses, authorizations, consents and approvals, where the failure to possess any such legal right or governmental license, authorization, consent or approvals could not reasonably be expected to have a Material Adverse Effect; (c) has the corporate power and authority, legal right and all governmental licenses, authorizations, consents and approvals to execute, deliver, and perform its obligations under the Loan Documents to which it is a party (whether by assumption or otherwise); (d) is duly qualified to do business as a foreign entity, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect; (e) is in compliance, in all material respects, with all Requirements of Law; and (f) has filed a Certificate of Merger with the Delaware Secretary of State effecting the Borrower Merger and has delivered a certified copy of such Certificate of Merger to the Administrative Agent.

                (b) Authorization; No Contravention. The execution, delivery and performance by Finance of this Agreement and performance by Finance of its obligations

                                  Exhibit K-3
        under the Loan Documents to which it is a party (whether by assumption or otherwise) have been duly authorized by all necessary corporate action and do not and will not (i) contravene the terms of any Charter Documents of Finance, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which Finance is a party (other than Liens under the Loan Documents assumed and ratified by Finance pursuant to this Agreement) or any order, injunction, writ or decree of any Governmental Authority to which Finance is a party or its property is subject, or (iii) violate any Requirement of Law.

                (c) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Agreement or any other Loan Document, except that (i) certain of the Loan Documents may have to be filed with the FCC after the effective date hereof and
        (ii) the prior approval of the FCC may be required for the Banks to exercise certain of their rights with respect to the Stations.

                (d) No Default. No Default or Event of Default exists under any of the Loan Documents. No Credit Party is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Agreement shall not result in any default under any Contractual Obligation of any Credit Party in any respect.

                (e) Binding Effect. This Agreement, the Credit Agreement and each other Loan Document to which Finance is a party (whether by assumption or otherwise) constitute the legal, valid and binding obligations of Finance, enforceable against Finance in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

                (f) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, both before and after giving effect to the Borrower Merger, as if such representations and warranties were being made on and as of the date hereof.

                (g) Perfection of Liens. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by the Borrower to the Collateral Agent and hereby assumed by Finance in respect of the Collateral owned by Finance have been accomplished and the Liens and security interests granted to the Collateral Agent pursuant to the Security Documents in and to such Collateral constitute a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other Liens (other than Liens permitted by the Credit Agreement), and will be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant

                                  Exhibit K-3
        jurisdiction to perfected security interests, in each case to the extent that such Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or the United States Copyright Office.

                (h) Chief Executive Office; Records. The chief place of business and chief executive office of Finance and the office where Finance keeps the originals of all documents evidencing all Accounts, Contract Rights and Trade Secret Rights (as each such term is defined in the Security Agreement) of Finance and the only original books of account and records of Finance relating thereto are, and will continue to be, kept at such chief executive office located at the address specified on Schedule A attached hereto. The organizational number of Finance is as set forth on Schedule A attached hereto. Finance does not have or operate under, nor has had or operated under, in any jurisdiction since July 1, 1996, any name except its legal name as set forth on the signature page hereto or such other names specified on Schedule A attached hereto, nor has Finance ever been organized under the laws of any jurisdiction other than the State of Delaware.

                (i) Marks. Finance is the true and lawful owner of, or otherwise has the right to use, the Marks (as such term is defined in the Security Agreement) listed on Schedule B hereto and said listed Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office that Finance now owns. Finance represents and warrants that it owns or is licensed to use or is not prohibited from using all Marks that it uses. Finance further warrants that it is aware of no third-party claim that any aspect of Finance's present or contemplated business operations infringes or will infringe any Mark or trade name. Finance represents and warrants that it is the beneficial and record owner of all United States registrations and applications listed on Schedule B hereto and that said registrations are valid and subsisting, have not been canceled and that Finance is not aware of any third-party claim that any of said registrations are invalid or unenforceable or is not aware that there is any reason that any of said applications will not pass to registration.

                (j) Licenses and Assignments. Except as otherwise permitted by the Credit Agreement and other than the license agreements listed on Schedule C hereto, Finance agrees not to divest itself of any right under any Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

                (k) Trade Secret Rights; Patents; Copyrights. Finance is the true and lawful owner of all rights in (a) all Trade Secret Rights (as such term is defined in the Security Agreement), (b) the Patents (as such term is defined in the Security Agreement) listed on Schedule D hereto and (c) the Copyrights (as such term is defined in the Security Agreement) listed on Schedule E hereto. Said Patents constitute all the United States patents and applications for patents that Finance now owns or is licensed to use and said Copyrights constitute all the United States registered copyrights that Finance now owns. Finance represents and warrants that it owns or is licensed to use all Patents and Copyrights that it now owns or uses. Finance further warrants that it has no knowledge of

                                  Exhibit K-3
        any third-party claim that any aspect of Finance's present or contemplated business operations infringes or will infringe any patent or any copyright or misappropriates any trade secret or proprietary information.

                (l) Stock. All of the Stock (as such term is defined in the Pledge and Security Agreement) owned by Finance on the date hereof is described on Schedule F hereto, which Stock consists of the number and class of Stock and constitutes the percentage ownership of each class of Stock of the relevant Pledged Corporation (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

                (m) Notes. All of the Notes (as such term is defined in the Pledge and Security Agreement) owned by Finance on the date hereof are described on Schedule F hereto.

                (n) Partnership Interests. All of the Partnership Interests (as such term is defined in the Pledge and Security Agreement) owned by Finance on the date hereof are described on Schedule F hereto, which Partnership Interests consist of the number and class of Partnership Interests and constitute the percentage ownership of each class of Partnership Interests of the relevant Pledged Partnership (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

                (o) LLC Interests. All of the LLC Interests (as such term is defined in the Pledge and Security Agreement) held by Finance on the date hereof are described on Schedule F hereto, which LLC Interests consist of the number and class of LLC Interests and constitute the percentage ownership of each class of LLC Interests of the relevant Pledged Limited Liability Company (as such term is defined in the Pledge and Security Agreement) as is described on Schedule F hereto.

        5. Further Assurances. Finance agrees to execute and deliver to Administrative Agent any and all documents requested by Administrative Agent and reasonably necessary to continue, without interruption, the Liens and security interests described in the Security Documents hereby assumed and ratified by Finance, including, without limitation, UCC financing statements and amendments to reflect the Borrower Merger.

        6. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

                                   Exhibit K-3

        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer effective as of the date first written above.

                                         NEXSTAR FINANCE, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                   Exhibit K-3

                                   SCHEDULE A
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

           CHIEF EXECUTIVE OFFICE; ORGANIZATIONAL NUMBER; OTHER NAMES

                                   Exhibit K-3

                                   SCHEDULE B
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

A.      SCHEDULE OF U.S. TRADEMARK REGISTRATIONS

          REGISTERED MARK          REGISTRATION NO.          REGISTRATION DATE
        -------------------      --------------------      ---------------------

B. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF USE IN COMMERCE UNDER 17 U.S.C. Section 1051(a)

               MARK                   SERIAL NO.                 FILING DATE
        -------------------      --------------------      ---------------------

C. SCHEDULE OF PENDING APPLICATIONS FOR U.S. TRADEMARK REGISTRATIONS ON THE BASIS OF INTENT TO USE THE MARK IN COMMERCE UNDER 17 U.S.C. Section 1051(b)

               MARK                   SERIAL NO.                 FILING DATE
        -------------------      --------------------      ---------------------

                                  Exhibit K-3

                                   SCHEDULE C
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                       LICENSE AGREEMENTS AND ASSIGNMENTS

                                   Exhibit K-3

                                   SCHEDULE D
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                            PATENTS AND APPLICATIONS

           Patent Number             Date Issued                   Title
        -------------------      --------------------      ---------------------

                                  Exhibit K-3

                                   SCHEDULE E
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                           COPYRIGHTS AND APPLICATIONS

                                  Exhibit K-3

                                   SCHEDULE F
                                       TO
                      RATIFICATION AND ASSUMPTION AGREEMENT

                        DESCRIPTION OF PLEDGED COLLATERAL

I.      Pledged Stock

                       Class           Stock         Percentage        Number
       Stock            of          Certificate          of              Of          Par
       Issuer          Stock           No(s).         Ownership        Shares       Value
   -------------     ---------    ---------------    -----------     ----------   ---------


II.     Notes

              Maker                         Principal Amount
--------------------------------      ----------------------------

III.    Partnership Interests

                                                                Class of Partnership Interest
    Pledged Partnership          Percentage of Ownership              (if applicable)
----------------------------   --------------------------       ------------------------------

----------------------------   --------------------------       ------------------------------

IV.     LLC Interests

   Pledged Limited Liability
          Company               Percentage of Ownership   Class of LLC Interest
-----------------------------   ----------------------    ----------------------

                                   Exhibit K-3

                                                                       EXHIBIT L

                             FORM OF REVOLVING NOTE

                                                      __________________________

        FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to _____________________ or registered assigns (the "Bank"), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Bank to the Borrower under that certain Second Amended and Restated Credit Agreement, dated as of February 13, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Banks from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Issuing Bank.

        The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Bank in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

        This Revolving Loan note is one of the notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Revolving Loan note is also entitled to the benefits of the Guaranty Agreements. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Revolving Loan note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Loans made by the Bank shall be evidenced by one or more loan accounts or records maintained by the Bank in the ordinary course of business. The Bank may also attach schedules to this Revolving Loan note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

        The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this note.

                                    Exhibit L

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                         NEXSTAR FINANCE, L.L.C.

                                         By:
                                              ----------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                              ----------------------------------

                                   Exhibit L

                REVOLVING LOANS AND PAYMENTS WITH RESPECT THERETO

    DATE         TYPE OF       AMOUNT OF        END OF       AMOUNT OF        OUTSTANDING        NOTATION
                LOAN MADE      LOAN MADE       INTEREST     PRINCIPAL OR       PRINCIPAL          MADE BY
                                                PERIOD        INTEREST          BALANCE
                                                             PAID THIS         THIS DATE
                                                               DATE
-------------------------------------------------------------------------------------------------------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

                                   Exhibit L

                                                                       EXHIBIT M

                          FORM OF SOLVENCY CERTIFICATE

                                                               February 13, 2003

To each of the Banks party to the
Credit Agreement referred to below and
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

        Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Nexstar Finance, L.L.C., Nexstar Broadcasting Group, L.L.C. (the "Ultimate Parent"), certain Subsidiaries of the Ultimate Parent from time to time parties thereto, the several financial institutions from time to time parties thereto (the "Banks"), Bank of America, N.A., as Administrative Agent, and Bear Stearns Corporate Lending, Inc., as Syndication Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 5.01(h) of the Credit Agreement, the undersigned, acting solely in his or her capacity as Chief Financial Officer of the Ultimate Parent and its Subsidiaries, and not in his or her individual capacity, hereby certifies on behalf of the Ultimate Parent and its Subsidiaries as follows:

        1. The undersigned has reviewed the projected financial statements of the Ultimate Parent and its Subsidiaries, dated as of December 31, 2002 (the "Projected Financial Statements"). The Projected Financial Statements show for the twelve months ending December 31, 2003 the total utilized Aggregate Commitments (assuming no changes in the Credit Agreement during such period) as projected at the time such Projected Financial Statements were prepared. The Projected Financial Statements have been prepared by management of the Ultimate Parent and its Subsidiaries on the basis of assumptions, set forth therein, that such management believes are reasonable in light of the historical financial performance of the Ultimate Parent and its Subsidiaries and the Stations and of current and reasonably foreseeable business conditions. Nothing has come to the undersigned's attention that would cause the undersigned to believe that there have been changes in facts that underlie such assumptions, which changes, when taken as a whole, would be material and adverse as such facts relate to the Projected Financial Statements taken as a whole. The undersigned has no reason to believe that the assumptions on which the Projected Financial Statements are based (when taken together) are not reasonable, although any assumption and any forecast by necessity involves uncertainty and approximation and no representation is made that any forecast reflected in the Projected Financial Statements will be attained.

                                   Exhibit M

        2. For purposes of delivering this certificate, the undersigned has:

                (a) reviewed the appropriate books and records of the Ultimate Parent and its Subsidiaries;

                (b) consulted with counsel of the Ultimate Parent and its Subsidiaries concerning pending and threatened litigation and has included as liabilities his or her best judgment as to the maximum realistic exposure of the Ultimate Parent and its Subsidiaries to contingent liabilities arising from such litigation that would not be included in reserves otherwise reflected in the Ultimate Parent's consolidated balance sheet;

                (c) consulted with other officers of the Ultimate Parent and its Subsidiaries responsible for financial and accounting functions concerning contingent liabilities other than those related to litigation; and

                (d) made such other investigations and inquiries as the undersigned has deemed appropriate, taking into account the nature of the particular business or businesses conducted or to be conducted, and based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted of the Ultimate Parent and its Subsidiaries.

        3. Based upon the foregoing (including the Projected Financial Statements), the undersigned has concluded and hereby certifies on behalf of the Ultimate Parent and its Subsidiaries that the each of following is true as of the date hereof, both before and after giving effect to the transactions contemplated by the Credit Agreement:

                (a) the Fair Value (as defined below) of the assets of each such Person will exceed the liabilities of such Person, contingent or otherwise;

                (b) the Fair Value of the assets of such Person will be greater than the amount that will be required to pay the liability of such Person on its Debts as such Debts become absolute and matured;

                (c) such Person will not have unreasonably small capital with which to conduct its business; and

                (d) such Person will be able to pay its Debts (as defined below) as they mature.

        4. For purposes of this certificate, the terms below have been agreed upon by you to have the following definitions:

                (a)     "Fair Value":

                with respect to any Person, the amount at which the assets, both tangible and intangible in their entirety, on a going-concern basis, of such Person would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

                (b)     "will not have unreasonably small capital":

                that, as of the date hereof, after giving effect to all Indebtedness and other obligations to be incurred by the Ultimate Parent and its Subsidiaries on the date hereof, (i) the Fair Value of the assets of such Person exceeds the liabilities of such Person, (ii) the current assets of such Person exceed the current liabilities of such Person, including contingent liabilities that would be characterized as current liabilities in accordance with GAAP, and (iii) for the period from the Effective Date through the Maturity Date, such Person will be able to pay its reasonably anticipated liabilities, including reasonably anticipated contingent liabilities, as they mature, and will have adequate capital to meet its reasonably anticipated capital needs during such period to carry out its businesses as now conducted and as presently planned to be conducted.

                (c)     "Debts":

                with respect to a Person, such Person's liabilities on the following, whether or not such rights are reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured: (i) any rights to payment; and (ii) any rights to equitable remedies for breach of performance if the same gives rise to any rights to payment. For the purpose of the foregoing definition, unliquidated, contingent, disputed and unmatured claims shall be valued at the amount that can be reasonably expected to be actual and matured.

        5. To the best of the undersigned's knowledge, no guarantor guaranteeing the Obligations of any Credit Party under the Loan Documents is entering into the arrangements contemplated by the Credit Agreement or the Guaranty to which it is a party or intends to make any transfer or incur any obligations thereunder with actual intent to hinder, delay or defraud either present or future creditors.

        6. To the best of the undersigned's knowledge, no guarantor guaranteeing the Obligations of any Credit Party under the Loan Documents intends to incur, or believes or reasonably should believe that such Person will incur, debts beyond such Person's ability to pay such debts as they become due.

        The Administrative Agent, by acceptance of this Certificate, acknowledges, on behalf of each of the Banks, that the Ultimate Parent and its Subsidiaries have caused this Certificate to be delivered solely to satisfy the requirements of Section 5.01(h) of the Credit Agreement and that no personal liability will attach to the undersigned as a result of any statement contained herein.

      [Remainder of page intentionally left blank; signature page follows]

        IN WITNESS WHEREOF, the undersigned have caused this Certificate to be executed as of the date first above.

                                         NEXSTAR FINANCE, L.L.C.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         NEXSTAR BROADCASTING GROUP, L.L.C.
                                         NEXSTAR BROADCASTING OF NORTHEASTERN
                                          PENNSYLVANIA, INC. (F/K/A NEXSTAR
                                          BROADCASTING OF NORTHEASTERN
                                          PENNSYLVANIA LP, INC.)
                                         NEXSTAR BROADCASTING OF JOPLIN, INC.
                                          (F/K/A NEXSTAR BROADCASTING OF JOPLIN
                                          LP, INC.)
                                         NEXSTAR BROADCASTING OF ERIE, INC.
                                          (F/K/A NEXSTAR BROADCASTING OF ERIE
                                          LP, INC.)
                                         KBTV BROADCASTING INC. (F/K/A NEXSTAR
                                          BROADCASTING OF BEAUMONT/PORT ARTHUR,
                                          INC.)
                                         KFDX BROADCASTING INC. (F/K/A NEXSTAR
                                          BROADCASTING OF WICHITA FALLS, INC.)
                                         NEXSTAR BROADCASTING OF ROCHESTER, INC.
                                         KTAB BROADCASTING INC. (F/K/A NEXSTAR
                                          BROADCASTING OF ABILENE, INC.)
                                         ERC HOLDINGS, INC.
                                         NEXSTAR MIDWEST HOLDINGS, INC.
                                         NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
                                         NEXSTAR BROADCASTING OF PEORIA, INC.
                                         KMID BROADCASTING INC. (F/K/A NEXSTAR
                                          BROADCASTING OF MIDLAND-ODESSA, INC.)
                                         KTAL BROADCASTING INC. (F/K/A NEXSTAR
                                          BROADCASTING OF LOUISIANA, INC.)
                                         NEXSTAR FINANCE HOLDINGS II, L.L.C.
                                          (F/K/A NEXSTAR FINANCE HOLDINGS,
                                          L.L.C.)
                                         NEXSTAR FINANCE HOLDINGS, L.L.C. (F/K/A
                                          NBG, L.L.C.)
                                         NEXSTAR FINANCE HOLDINGS, INC.
                                         NEXSTAR ALABAMA HOLDINGS, INC.
                                         NEXSTAR ARKANSAS HOLDINGS, INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         NEXSTAR BROADCASTING OF ABILENE, L.L.C.
                                         NEXSTAR BROADCASTING OF BEAUMONT/ PORT
                                          ARTHUR, L.L.C.
                                         NEXSTAR BROADCASTING OF CHAMPAIGN,
                                          L.L.C.
                                         ENTERTAINMENT REALTY CORPORATION
                                         NEXSTAR BROADCASTING OF ERIE, L.L.C.
                                         NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
                                         NEXSTAR BROADCASTING OF LOUISIANA,
                                          L.L.C.
                                         NEXSTAR BROADCASTING OF MIDLAND-ODESSA,
                                          L.L.C.
                                         NEXSTAR BROADCASTING OF THE MIDWEST,
                                          INC.
                                         NEXSTAR BROADCASTING OF NORTHEASTERN
                                          PENNSYLVANIA, L.L.C.
                                         NEXSTAR FINANCE, INC.
                                         NEXSTAR BROADCASTING OF PEORIA, L.L.C.
                                         NEXSTAR BROADCASTING OF ROCHESTER,
                                          L.L.C.
                                         NEXSTAR BROADCASTING OF WICHITA FALLS,
                                          L.L.C.
                                         NEXSTAR MANAGEMENT, INC. (F/K/A NEXSTAR
                                          BROADCASTING GROUP, INC.)
                                         NEXSTAR ALABAMA ACQUISITION, INC.
                                         NEXSTAR ARKANSAS ACQUISITION, INC.


                                         By:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------
                                            of each of the above-named entities

                                                                       EXHIBIT N

                            FORM OF TERM B LOAN NOTE

                                                           _____________________

        FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to _____________________ or registered assigns (the "Bank"), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term B Loan from time to time made by the Bank to the Borrower under that certain Second Amended and Restated Credit Agreement, dated as of February 13, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Banks from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Issuing Bank.

        The Borrower promises to pay interest on the unpaid principal amount of each Term B Loan from the date of such Term B Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Bank in Dollars in immediately available funds at the Administrative Agent's Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

        This Term B Loan note is one of the notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Term B Loan note is also entitled to the benefits of the Guaranty Agreements. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Term B Loan note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term B Loans made by the Bank shall be evidenced by one or more loan accounts or records maintained by the Bank in the ordinary course of business. The Bank may also attach schedules to this Term B Loan note and endorse thereon the date, amount and maturity of its Term B Loans and payments with respect thereto.

        The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this note.

                                    Exhibit N

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                         NEXSTAR FINANCE, L.L.C.

                                         By:
                                              ----------------------------------

                                         Name:
                                               ---------------------------------

                                         Title:
                                               ---------------------------------

                 TERM B LOANS AND PAYMENTS WITH RESPECT THERETO

    DATE         TYPE OF       AMOUNT OF        END OF       AMOUNT OF        OUTSTANDING        NOTATION
                LOAN MADE      LOAN MADE       INTEREST     PRINCIPAL OR       PRINCIPAL          MADE BY
                                                PERIOD        INTEREST          BALANCE
                                                             PAID THIS         THIS DATE
                                                               DATE
-------------------------------------------------------------------------------------------------------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

------------   ------------   ------------   ------------  -------------   ----------------   ---------------

                                    Exhibit N